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                  ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES

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                                   PROSPECTUS


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           [LOGO] ACCESSOR                          April 30, 2005
                  ------

                      AS SUPPLEMENTED ON NOVEMBER 3, 2005

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     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

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                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
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THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................40
   Management, Organization and Capital Structure............................46

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................52
   Exchanging Fund Shares....................................................56
   Redeeming Fund Shares.....................................................56
   Dividends and Distributions...............................................58
   Valuation of Securities...................................................58
   Taxation..................................................................59
   Service & Distribution Arrangements.......................................60
   Privacy Policy............................................................61
   Financial Highlights......................................................62

APPENDIX A
   Description of Fund Indices...............................................77

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                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
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o    A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Advisor Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:

UNDERLYING EQUITY FUNDS:                UNDERLYING FIXED-INCOME FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income Fund
    International Equity Fund               Mortgage Securities Fund
                                            U.S. Government Money Fund

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 42.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.
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                                   accessor 3

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[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Growth Index. See Appendix A for additional information. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant underperformance.

The underlying premise of the strategy is to build portfolios of companies where price volatility is monitored. Such strategy seeks to produce returns in excess of the benchmark. The underlying assumption of INTECH's investment process is that large cap markets are efficient in the sense that stock prices tend to reach equilibrium fairly quickly. INTECH's process searches for stocks with high relative volatility and low correlation to build portfolios whose total return will exceed the return of the component stocks.

INTECH does not manage a strategy based on exploiting inefficiencies in the market by attempting to predict alpha, but rather capitalizes on the natural volatility of stock prices in order to build a portfolio with market like risk, but the potential for above market returns.

The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - ADVISOR CLASS
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[GRAPHIC]                                                         YEAR-TO-DATE
                                                                     -1.19%
                                                                 AS OF 3/31/05
AS OF 12/31 EACH YEAR                                           ----------------
                                                                  BEST QUARTER
34.32 19.83 33.24 46.65 25.87 -23.58 -15.30 -24.26 21.90 11.52       27.65%
--------------------------------------------------------------    4TH QTR 1998
   95    96   97    98    99     00      01     02    03   04   ----------------
                                                                  WORST QUARTER
                                                                    -18.74%
                                                                  1ST QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               11.52%          -7.80%          10.19%
Fund returns after taxes on distributions                               11.46%          -7.84%           8.69%
Fund returns after taxes on distributions & sale of Fund shares          7.56%          -6.47%           8.27%
S&P 500/BARRA Growth Index(1)                                            6.13%          -7.07%          11.44%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
















--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 5

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[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
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INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. Wellington Management attempts to exceed the performance of the Fund's benchmark, the S&P 500/BARRA Value Index, over a cycle of five years until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Value Index. See Appendix A for additional information. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive investment opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                    VALUE FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]
                                                                 YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                               -1.85%
                                                                AS OF 3/31/05
                                                               -----------------
 33.25 23.94 32.94 12.89 6.87 2.38 -9.48 -23.01 30.50 14.67      BEST QUARTER
-------------------------------------------------------------       18.96%
  95    96     97    98   99   00    01     02    03    04       4TH QTR 1998
                                                               -----------------
                                                                 WORST QUARTER
                                                                    -17.76%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               14.67%          1.32%           10.96%
Fund returns after taxes on distributions                               14.48%          0.76%            8.96%
Fund returns after taxes on distributions & sale of Fund shares          9.77%          0.85%            8.58%
S&P 500/BARRA Value Index(1)                                            15.71%          2.48%           12.24%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.










--------------------------------------------------------------------------------

(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 7

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[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to |-------------------------------------
variation by economic sectors, |SPECIAL NOTE: As of March 31, geographic region, industry or other |2005, the market capitalization of
criteria appropriate to meet the Fund's |the Dow Jones Wilshire 4500 objective. The Fund may also engage in |Completion Index ranged from under
various   portfolio    strategies   (for  |$1 million  for  the smallest company
example,  options or  futures) to reduce  |to   $91  billion   for  the  largest
certain risks of its investments and may |company. The weighted average market thereby enhance income, but not for |value of the Index was $7.99 billion, speculation. The Fund may also invest in |which may vary from month to month. futures for cash management purposes to |-------------------------------------
meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.



* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                           YEAR-TO-DATE
                                                                      -1.04%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/05
                                                                ---------------
                                                                   BEST QUARTER
 31.98 24.85 36.14 15.98 27.26 -18.22 -14.13 -14.70 43.91 18.86       24.23%
----------------------------------------------------------------   4TH QTR 1998
  95     96    97    98    99     00     01     02   03    04   ---------------
                                                                   BEST QUARTER
                                                                      -19.66%
                                                                   3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               18.86%          0.49%           12.99%
Fund returns after taxes on distributions                               18.86%          -0.31%          10.71%
Fund returns after taxes on distributions & sale of Fund shares         12.26%          -0.06%          10.18%
Dow Jones Wilshire 4500 Completion Index (market capitalization)(1)     18.57%          1.38%           11.97%
Dow Jones Wilshire 4500 Completion Index (float adjusted)(1)            18.10%          1.30%           11.93%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------

(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FORMERLY THE WILSHIRE 4500 INDEX) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. THE FUND DETERMINED TO REPLACE THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) WITH THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED), AS FLOAT ADJUSTMENT HELPS TO BETTER ALIGN THE DEMAND FOR THESE SHARES BY INVESTORS (INCLUDING INDEXERS) WITH THE AVAILABLE SUPPLY AND THE METHODOLOGY PROVIDES A BETTER REPRESENTATION OF THE TRUE, INVESTABLE MARKET. THE SUPPLY/DEMAND BALANCE IMPLIED BY FLOAT ADJUSTMENT BENEFITS INVESTORS WITH BOTH CASH FLOW-INDUCED ACTIVITY AND WHEN INDEX PROVIDERS INCORPORATE CHANGES IN INDEXES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED) IN THE FUTURE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States, so that the Fund's investments are diversified among a number of countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Effective October 1, 2005, Pictet International Management Limited ("Pictet") will serve as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in the stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM Index. Pictet will attempt to exceed the performance of the MSCI EAFE + EM Index over a cycle of five years. Prior to October 1, 2005, J. P. Morgan Fleming Asset Management (London) Ltd. was the Money Manager of the International Equity Fund.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                     -1.18%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/05
                                                                 ---------------
7.63 13.78 10.96 16.07 48.93 -24.55 -24.82 -14.83 34.30 17.76     BEST QUARTER
----------------------------------------------------------------     30.20%
 95   96    97    98    99     00      01    02    03     04      4TH QTR 1999
                                                                 ---------------
                                                                  BEST QUARTER
                                                                     -20.83%
                                                                  3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               17.76%          -5.24%           6.02%
Fund returns after taxes on distributions                               17.70%          -5.72%           5.05%
Fund returns after taxes on distributions & sale of Fund shares         11.62%          -4.61%           4.84%
MSCI EAFE+EM Index(1)                                                   21.26%          -0.30%           5.74%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

















--------------------------------------------------------------------------------

(1) THE MSCI EAFE + EM INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities |-----------------------------------
judged to be of comparable quality by |DURATION: One of the fundamental the Money Manager. The Fund will |tools used by money managers in normally invest in securities that, at |security selection, is a measure of the time of initial investment, are |the price sensitivity of a debt
rated lower than BBB- and higher than |security or a portfolio of debt CC+ by S&P or rated lower than Baa3 and |securities to relative changes in higher than Ca by Moody's. The Fund will |interest rates. For instance, a
normally      seek     an      aggregate    |duration  of  "three"  means that a
dollar-weighted average portfolio |portfolio's or security's price duration that does not vary outside of a |would be expected to decrease by band of plus or minus 20% from that of |approximately 3% with a 1% increase the Fund's benchmark, the Lehman |in interest rates (assuming a Brothers U.S. Corporate High Yield |parallel shift in the yield curve). Index. The Money Manager will attempt to |As of March 31, 2005, the Lehman exceed the total return performance of |Brothers U.S. Corporate High Yield the Lehman Brothers U.S. Corporate High |Index duration was 5.50 years, Yield Index. The Fund may also invest in |although the duration will likely
dollar denominated,  noninvestment grade    |vary in the future.
bonds of foreign  issuers  that,  at the    |-----------------------------------
time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.92%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ----------------
                                                                 BEST QUARTER
5.19  1.42  24.24  9.49                                             8.53%
--------------------------                                       2ND QTR 2003
 01    02    03     04                                          ----------------
                                                                 WORST QUARTER
                                                                    -3.74%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                           1 YR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               9.49%            7.83%
Fund returns after taxes on distributions                                               6.50%            4.35%
Fund returns after taxes on distributions & sale of Fund shares                         6.06%            4.48%
Lehman Brothers U.S. Corporate High Yield Index(1)                                     11.14%            7.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.






--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that |-----------------------------------
the Fund's duration does not vary more |DURATION: one of the fundamental or less than 20% from that of the Fund's |tools used by money managers in benchmark, the Lehman Brothers |security selection, is a measure of Government/Credit Index (the "LBGC |the price sensitivity of a debt
Index"). The Fund invests principally in |security or a portfolio of debt debt securities rated A or higher by S&P |securities to relative changes in or Moody's at the time of purchase. The |interest rates. For instance, a
Fund may invest up to 20% of its net |duration of "three" means that a assets in securities rated BBB by S&P or |portfolio's or security's price Baa by Moody's and up to 6% of its net |would be expected to decrease by assets in securities rated BB by S&P or |approximately 3% with a 1% increase Ba by Moody's or debt securities unrated |in interest rates (assuming a but judged to be of comparable quality |parallel shift in the yield curve). by the Money Manager. The Fund may also |As of March 31, 2005, the LBGC invest in mortgage-backed securities. |Index duration was 5.18 years,
The  Money  Manager  will  also  seek to    |although the  duration  will likely
enhance   returns  through  the  use  of    |vary in the future.
certain   trading   strategies  such  as     -----------------------------------
purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 14

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                   -0.14%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
18.26  2.56  8.62  8.38  -3.58  10.17  8.00  11.70  4.93  3.88   BEST QUARTER
---------------------------------------------------------------     6.13%
  95    96    97    98     99    00     01     02    03    04    2ND QTR 1995
                                                                ---------------
                                                                 YEAR-TO-DATE
                                                                   -3.53%
                                                                 1ST QTR 1994

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               3.88%           7.70%            7.15%
Fund returns after taxes on distributions                               2.01%           5.34%            4.75%
Fund returns after taxes on distributions & sale of Fund shares         2.65%           5.22%            4.68%
Lehman Brothers Government/Credit Index(1)                              4.21%           8.00%            7.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.
                                            |-----------------------------------
PRINCIPAL INVESTMENT STRATEGIES The Fund |DURATION: one of the fundamental seeks to achieve its objective by |tools used by money managers in
investing at least 80% of its assets in |security selection, is a measure of fixed-income securities. This policy may |the price sensitivity of a debt
not be  materially  revised  unless Fund    |security  or a  portfolio  of  debt
shareholders are notified at least 60 |securities to relative changes in days in advance of the proposed change. |interest rates. For instance, a
The Fund primarily invests in corporate |duration of "three" means that a bonds, U.S. Government or agency |portfolio's or security's price
securities and asset-backed securities |would be expected to decrease by that are of investment grade quality or |approximately 3% with a 1% increase
that are unrated but judged to be of |in interest rates (assuming a comparable quality or higher by the |parallel shift in the yield curve). Money Manager. The Fund will normally |As of March 31, 2005, the LBGC 1-5
seek to have a dollar-weighted average |Index duration was 2.46 years, portfolio duration of not less than two |although the duration will likely
years  nor  more  than  five  years  and    |vary in the future.
normally  invests in  securities so that     -----------------------------------
the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                   -0.25%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/05
                                                              ------------------
11.42 3.63 6.33 6.87 1.22 7.54 6.77 6.64 2.19 2.16              BEST QUARTER
-----------------------------------------------------               4.16%
  95   96   97   98   99   00   01   02   03   04               3RD QTR 2001
                                                              ------------------
                                                                WORST QUARTER
                                                                   -1.59%
                                                                2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               2.16%           5.03%            5.43%
Fund returns after taxes on distributions                               0.81%           3.19%            3.43%
Fund returns after taxes on distributions & sale of Fund shares         1.39%           3.17%            3.40%
Lehman Brothers Government/Credit 1-5 Year Index(1)                     1.86%           6.22%            6.52%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.







--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
                                            |-----------------------------------
o rigorous quantitative analysis to |DURATION: one of the fundamental security valuation (mathematically |tools used by money managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
     BlackRock's Investment Strategy |duration of "three" means that a Committee determines the firm's broad |portfolio's or security's price investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase rate trends) and market trends, as well |in interest rates (assuming a as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2005, the duration
then implement this strategy by |of the LBM Index was 3.25 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================

high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.18%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                               -----------------
16.03  4.95  9.53  6.43  1.19  11.11  7.68  7.90  2.34  3.87     BEST QUARTER
-------------------------------------------------------------        5.11%
  95    96    97    98    99    00     01    02    03    04      1ST QTR 1995
                                                               -----------------
                                                                 WORST QUARTER
                                                                    -1.39%
                                                                 2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               3.87%           6.54%            7.02%
Fund returns after taxes on distributions                               2.40%           4.48%            4.71%
Fund returns after taxes on distributions & sale of Fund shares         2.51%           4.34%            4.59%
Lehman Brothers Mortgage-Backed Securities Index(1)                     4.70%           7.14%            7.56%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.







--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                    0.49%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/05
                                                             ------------------
5.33 4.78 5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93               BEST QUARTER
----------------------------------------------------               1.53%
 95   96   97   98   99   00   01   02   03   04                4TH QTR 2000
                                                             ------------------
                                                                WORST QUARTER
                                                                   0.15%
                                                                3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/04                                          1 YEAR         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               0.93%           2.56%            3.76%
Citigroup 3 Month T-Bill Index(1)                                       1.24%           2.79%            4.00%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
The Fund's 7-day effective yield on 3/31/05 was 2.21%.

























--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 65% and 35%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%        0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%
FIXED-INCOME FUNDS                       65.0%       50%-95%         [PIE CHART]
    High Yield Bond                      10.0%         5-20%
    Intermediate Fixed-Income             7.0%         0-20%
    Short-Intermediate Fixed-Income      41.0%        20-60%
    Mortgage Securities                   7.0%         5-30%
MONEY MARKET FUNDS                       35.0%        5%-40%
    U.S. Government Money**              35.0%         5-40%
--------------------------------------------------------------------------------
*Target  allocation   represents  the  Fund's  target  for  investments  in  the
Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

     Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                     -0.13%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                              -----------------
5.95 5.68 4.68 2.83                                               BEST QUARTER
---------------------                                                3.14%
 01   02   03   04                                                1ST QTR 2001
                                                               -----------------
                                                                  WORST QUARTER
                                                                     -0.99%
                                                                  2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               2.83%            4.78%
Fund returns after taxes on distributions                                               1.63%            3.12%
Fund returns after taxes on distributions & sale of Fund shares                         1.88%            3.09%
Lehman Brothers Aggregate Bond Index(1)                                                 4.34%            6.75%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                            30.0%       20%-40%
    Growth                              10.5%         5-15%
    Value                                9.0%         5-15%
    Small to Mid Cap                     4.5%         2-12%
    International Equity                 6.0%         0-10%

FIXED-INCOME FUNDS                      50.0%       30%-75%         [PIE CHART]
    High Yield Bond                      7.0%         5-20%
    Intermediate Fixed-Income            8.0%         0-20%
    Short-Intermediate Fixed-Income     27.0%        15-40%
    Mortgage Securities                  8.0%         0-20%

MONEY MARKET FUNDS                      20.0%        5%-25%
    U.S. Government Money**             20.0%         5-25%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.









--------------------------------------------------------------------------------
                                   accessor 25

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.59%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                              ------------------
-0.57 -2.45 13.56 6.45                                           BEST QUARTER
------------------------                                             6.97%
  01    02    03   04                                            2ND QTR 2003
                                                              ------------------
                                                                WORST QUARTER
                                                                    -4.57%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR        INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               6.45%            4.04%
Fund returns after taxes on distributions                                               5.53%            2.81%
Fund returns after taxes on distributions & sale of Fund shares                         4.22%            2.70%
Lehman Brothers Aggregate Bond Index(1)                                                 4.34%            6.75%
MSCI AC World Index Free(2)                                                            15.25%           0.87%
S&P 500 Index(3)                                                                       10.87%          -0.52%
Composite Index(4)                                                                      6.30%            4.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.








--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 37% and 13% respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%

FIXED-INCOME FUNDS                       37.0%        25%-60%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%

MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.





--------------------------------------------------------------------------------
                                   accessor 28

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.77%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/05
                                                              -----------------
-4.57 -7.94 19.52  9.00                                          BEST QUARTER
-------------------------                                            9.93%
  01    02    03    04                                           2ND QTR 2003
                                                              -----------------
                                                                WORST QUARTER
                                                                    -8.04%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR        INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                9.00%           3.42%
Fund returns after taxes on distributions                                                8.31%           2.43%
Fund returns after taxes on distributions & sale of Fund Shares                          5.90%           2.32%
Lehman Brothers Aggregate Bond Index(1)                                                  4.34%           6.75%
MSCI AC World Index Free(2)                                                             15.25%           0.87%
S&P 500 Index(3)                                                                        10.87%          -0.52%
Composite Index(4)                                                                       7.61%           3.81%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 33%, and 7%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S.
Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%      [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------
*Target  allocation   represents  the  Fund's  target  for  investments  in  the
Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.


--------------------------------------------------------------------------------
                                   accessor 31

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                   -0.87%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/05
                                                             -------------------
-6.83 -10.84 22.09 10.21                                        BEST QUARTER
-------------------------                                          11.36%
  01     02    03   04                                          2ND QTR 2003
                                                             -------------------
                                                               WORST QUARTER
                                                                   -10.42%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               10.21%            2.85%
Fund returns after taxes on distributions                                                9.61%            2.04%
Fund returns after taxes on distributions & sales of Fund shares                         6.72%            1.94%
Lehman Brothers Aggregate Bond Index(1)                                                  4.34%            6.75%
MSCI AC World Index Free(2)                                                             15.25%            0.87%
S&P 500 Index(3)                                                                        10.87%           -0.52%
Composite Index(4)                                                                       8.26%            3.22%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.












--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 16%, and 4%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES     TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%       70%-90%
    Growth                               26.0%        19-30%
    Value                                24.5%        19-30%
    Small to Mid Cap                     13.5%         7-20%
    International Equity                 16.0%        10-25%
FIXED-INCOME FUNDS                       16.0%        5%-30%        [PIE CHART]
    High Yield Bond                       5.0%         0-15%
    Intermediate Fixed-Income             5.0%         0-15%
    Short-Intermediate Fixed-Income       6.0%         0-15%
    Mortgage Securities                   0.0%         0-15%
MONEY MARKET FUNDS                        4.0%         0%-5%
    U.S. Government Money**               4.0%          0-5%
--------------------------------------------------------------------------------
*Target  allocation   represents  the  Fund's  target  for  investments  in  the
Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------






















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.


--------------------------------------------------------------------------------
                                   accessor 34

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                 -1.13% AS OF
AS OF 12/31 EACH YEAR                                               3/31/05
                                                              ------------------
-11.70 -15.50 28.22 12.75                                        BEST QUARTER
--------------------------                                          14.55%
   01     02    03   04                                          2ND QTR 2003
                                                              ------------------
                                                                WORST QUARTER
                                                                   -13.70%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR         INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               12.75%           1.91%
Fund returns after taxes on distributions                                               12.40%           1.37%
Fund returns after taxes on distributions & sale of Fund shares                          8.39%           1.30%
Lehman Brothers Aggregate Bond Index(1)                                                  4.34%           6.75%
MSCI AC World Index Free(2)                                                             15.25%           0.87%
S&P 500 Index(3)                                                                        10.87%          -0.52%
Composite Index(4)                                                                       9.57%           2.05%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------
*Target  allocation   represents  the  Fund's  target  for  investments  in  the
Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation without notice to shareholders.

**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================

or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                   -1.39%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/05
                                                            --------------------
-15.68 -20.02 30.74 14.60                                       BEST QUARTER
--------------------------                                         16.21%
   01     02    03   04                                         2ND QTR 2003
                                                            --------------------
                                                               WORST QUARTER
                                                                   -16.97%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                                          1 YEAR        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                               14.60%           0.26%
Fund returns after taxes on distributions                                               14.58%           0.20%
Fund returns after taxes on distributions & sale of Fund shares                          9.52%           0.20%
MSCI AC World Index Free(1)                                                             15.25%           0.87%
S&P 500 Index(2)                                                                        10.87%          -0.52%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.













--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of each Underlying Fund in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)
                                                                           ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                 none
 Fixed-Income Funds and Income Allocation Fund                                     none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds and High Yield Bond Fund                                             2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds             none

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                                                 SMALL TO       INTERNATIONAL
                                                              GROWTH             VALUE           MID CAP           EQUITY
------------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                                             0.90%             0.70%            0.95%             1.03%
Distribution and Service (12b-1) Fees                           none              none             none              none
Other Expenses Total Annual Fund Operation Expenses            0.28%             0.28%            0.25%             0.39%
                                                        ----------------------------------------------------------------------
                                                               1.18%             0.98%            1.20%             1.42%

                                                                                           SHORT
                                                               HIGH     INTERMEDIATE    INTERMEDIATE                      U.S.
                                                               YIELD       FIXED-           FIXED-       MORTGAGE      GOVERNMENT
                                                               BOND       INCOME           INCOME       SECURITIES       MONEY
---------------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                                             0.61%        0.43%           0.43%          0.59%         0.08%
Distribution and Service (12b-1) Fees                           none         none           none           none           none
Other Expenses Total Annual Fund Operation Expenses            0.29%        0.36%           0.21%          0.30%         0.38%(5)
                                                        -------------------------------------------------------------------------
                                                               0.90%        0.79%           0.64%          0.89%         0.46%

                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH      BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                                        0.10%         0.10%       0.10%        0.10%       0.10%        0.10%
Distribution & Service (12b-1) Fees                        none         none         none        none         none         none
Other Expenses Total Annual Fund Operating Expense        0.17%         0.15%       0.11%        0.10%       0.11%        0.15%
                                                        --------------------------------------------------------------------------
                                                          0.27%         0.25%       0.21%        0.20%       0.21%        0.25%
Fee Reimbursement                                        (0.07)%       (0.05)%     (0.01)%       0.00%      (0.01)%      (0.05)%
                                                        --------------------------------------------------------------------------
Net Expenses(6)                                           0.20%         0.20%       0.20%        0.20%       0.20%        0.20%

--------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 54. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES

--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                                 FUND EXPENSES
--------------------------------------------------------------------------------

     ARE EXPECTED TO BE 0.83%. EFFECTIVE JANUARY 1, 2005, THE FUND'S BOARD OF DIRECTORS AUTHORIZED NEW MONEY MANAGER AGREEMENTS WHICH ELIMINATED THE PERFORMANCE FEE COMPONENT AND INSTEAD IMPLEMENTS A FLAT FEE STRUCTURE. FOR MORE INFORMATION REGARDING THIS CHANGE PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS AVAILABLE FREE UPON REQUEST.

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

(6) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.
================================================================================

The table below provides a range of estimated average weighted expense ratios for Advisor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average net assets in each of the Underlying Funds.

-----------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                             ALLOCATION FUND
Income Allocation                      0.78% - 0.88%        Growth & Income Allocation           1.13% - 1.23%
Income & Growth Allocation             0.96% - 1.06%        Growth Allocation                    1.23% - 1.33%
Balanced Allocation                    1.07% - 1.17%        Aggressive Growth Allocation         1.31% - 1.41%
---------------------------------------------------------------------------------------------------------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------------------
                                                   ONE YEAR     THREE YEARS        FIVE YEARS         TEN YEARS
--------------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                                                $ 120       $ 375             $ 649             $ 1,432
Value(1)                                                100         312               542               1,201
Small to Mid Cap                                        122         381               660               1,455
International Equity                                    145         450               777               1,703
High Yield Bond                                          92         287               498               1,108
Intermediate Fixed-Income                                81         252               439                 978
Short-Intermediate Fixed-Income                          65         205               357                 798
Mortgage Securities                                      91         284               493               1,096
U.S. Government Money                                    47         148               258                 579

ALLOCATION FUNDS(2)
Income Allocation                                      $ 85       $ 287             $ 499             $ 1,109
Income & Growth Allocation                              103         338               587               1,298
Balanced Allocation                                     115         360               624               1,379
Growth & Income Allocation                              121         376               651               1,435
Growth Allocation                                       130         408               706               1,554
Aggressive Growth Allocation                            139         448               773               1,696

--------------------------------------------------------------------------------
(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT THE WAIVER. IF SUCH AMOUNT WERE REFLECTED EXPENSES WOULD BE LOWER.
(2) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.

--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|
The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|
The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month


--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o    MONEY MARKET SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security type for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.


--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - underlying funds
--------------------------------------------------------------------------------

                                                                                      SHORT               U.S.
                                              SMALL     INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
-----------------------------------------------------------------------------------------------------------------
Bond Market Volatility       -         -        -          -        o         o        |)         o        ( )
Company Risk                |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                  -         -        -          -        o        |)        |)        ( )       ( )
Foreign Exposure             -         -        -          o        -         -         -         -         -
Government Sponsored
  Enterprises                -        -          -        -         -        |)        |)         o         o
Inflation Risk              ( )       ( )      ( )        ( )      |)         o         o         o         o
Issuer Risk                  -         -        -          -        o        |)        ( )       ( )       ( )
Lower Rated Debt Securities  -         -        -          -        o        ( )       ( )        -         -
Portfolio Turnover          ( )        o       ( )        |)        o        |)        ( )        o         -
Prepayment Risk              -         -        -          -       ( )       ( )       ( )        o         -
Sector Risk                 |)        |)       |)         |)       |)        ( )       ( )        -         -
Smaller Company Risk        ( )       ( )       o         |)        -         -         -         -         -
Stock Market Volatility      o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION funds
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
---------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (Principal risk for: All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (Principal risk for: Mortgage Security Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a lesser risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains

--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (Principal risk for: All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information will also be available in the Funds' report to shareholders beginning with the semi-annual report dated June 30, 2005.

Each Fund paid the following management fees in fiscal year 2004 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2004       FOR FISCAL YEAR 2004      FOR FISCAL YEAR 2004
--------------------------------------------------------------------------------------------------------------
Growth                                     0.64%                     0.45%                     0.19%
Value                                      0.56%                     0.45%                     0.11%
Small/Mid                                  0.94%                     0.60%                     0.34%
International                              0.83%                     0.55%                     0.28%
High Yield                                 0.54%                     0.36%                     0.18%
Intermediate                               0.57%                     0.33%                     0.24%
Short/Intermediate                         0.38%                     0.33%                     0.05%
Mortgage                                   0.52%                     0.36%                     0.16%
US Govt Money                              0.08%                     0.08%                     0.00%
Allocation Funds                           0.10%                     0.10%                     0.00%
--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. Mr. Deo has been with Accessor Capital since 1992 as CIO. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER    Enhanced Investments Technologies, LLC    2401  PGA  Boulevard,
                 Suite 100, Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $25.8 billion in assets under management as of December 31, 2004.

No one person on the investment team is primarily responsbile for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.

E. Robert Fernholz, PhD., Chief Investment Officer, David E. Hurley, Executive Vice President and Chief Operating Officer, Cary Maguire, PhD., Senior Investment Officer and Joseph W. Runnels, Vice President, Portfolio Management are jointly and primarily responsible for the day-to-day management of the Growth Fund.

Dr. Fernholz has been with INTECH for 18 years and has 25 years of investment experience. In co-managing the Fund, Dr. Fernholz oversees the management of the portfolio, specifically to implement and supervise the optimization process.

Mr. Hurley, CFA, has been with INTECH for 17 years and has 23 years of investment experience. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process.

Dr. Maguire joined INTECH in 1991. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process.

Mr. Runnels, CFA, has been with INTECH for seven years and has 13 years of investment experience. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY MANAGER    Wellington Management Company, LLP, 75 State Street, Boston, MA
                 02109


Wellington Management has managed the Value Fund since January 10, 2001. Tracing its origin to 1928, Wellington Management has approximately $469.9 billion of assets under management as of December 31, 2004.

Doris T. Dwyer, Vice President, has been the Portfolio Manager primarily responsible for the day-to-day management of the Value Fund since 2001. In managing the Fund, Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts. Ms. Dwyer has been with Wellington Management since 1998.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.


--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager agreed to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111

SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $98 billion in assets as of December 31, 2004.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA Funds Management, is the Senior Portfolio Manager primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER    Pictet International Management Limited, Level 37, Tower 42,
                 25 Old Broad Street, London, England EC2N 1HQ

Founded in 1980, Pictet International Management Limited has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $55 billion of assets under management as of December 31, 2004. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London is responsible for implementing the investment strategies of the International Equity Fund. This team of senior investment managers is comprised of: Richard Heelis, Head & Senior Investment Manager, Fabio Paolini, Senior Investment Manager and Aylin Suntay, Senior Investment Manager and are responsible for the


--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and is now the Head of the Regional Equities Team. Mr. Paolini has been with Pictet since 1997 and Ms. Suntay has been with Pictet since 2001. Before joining Pictet, she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000

Prior to Pictet, J. P. Morgan Fleming Asset Management (London) Ltd. ("JPMorgan"), managed the International Equity Fund from January 7, 2002 through September 30, 2005. The fee paid to JPMorgan effective January 1, 2005 was computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $100,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067

FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.6 billion of assets under management as of December 31, 2004.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels is directly responsible for the day-to-day management of the Fund. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA,with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's non-investment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.


--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $529 million in assets under management as of December 31, 2004.

Xavier J. Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock  Financial Management, Inc., 40 E. 52nd Street,
                New York, NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $342 billion in assets under management as of December 31, 2004.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.3 billion in assets under management as of December 31, 2004.

Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the U.S. Government Money Fund and the Allocation Funds. Mr. Deo has been with Accessor Capital since 1992.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

--------------------------------------------------------------------------------
SEC REGULATORY MATTER|
---------------------|

As previously disclosed, Accessor Funds, Inc. and Accessor Capital received a document and information request from the Staff of the Fort Worth District Office of the SEC (the "Staff") in connection with a sweep examination relating to the performance fees charged by investment advisors to mutual funds. The
Funds voluntarily responded to the Staff's request in June 2004, and subsequently provided additional follow-up information that the Staff requested. The Funds and Accessor Capital received a deficiency letter from the Staff dated May 24, 2005 (the "Letter"). The Letter set forth deficiencies the Staff believed existed with respect to the performance fee calculation and charges by the Funds and Accessor Capital including: (i) Accessor Capital calculated peformance fees contrary to certain requirements of the Investment Adviser Act;
(ii) the Money Manager agreements with the Funds did not meet certain requirements of the Investment Company Act of 1940; (iii) the Funds Board was not provided with sufficient information regarding how the performance fee was calculated; and (iv) the Funds disclosures in its Registration Statement and Shareholder Reports did not properly describe the performance fee calculation. The Letter further requests that the Funds evaluate and make a determination as to appropriate steps to be taken to address the stated deficiencies, including appropriate actions to ensure that the Funds and shareholders are fully compensated for any Fund overcharge of performance fees, and provide a written formal response to the Staff. The Letter states that the Funds and Accessor Capital should assess whether occurrences described in the Letter reflect weaknesses in their compliance culture and should take appropriate corrective action. The Funds' Board and Accessor Capital together with counsel are conducting an on-going review and analysis of mattters related to those outlined in the Letter. No final decisions have been made as to the actions to be taken to respond to the Staff.















================================================================================
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
---------------|                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day  and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |-----------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|
Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |
Automatic Investment Plan:             $100 per transaction    |
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 58.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).


--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

For the Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), they may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond
Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain small-cap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital may restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
------------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder |-----------------------------------
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer of authorized signer. Shareholders of |Agent may charge a $10.00
the U.S.                                    |processing fee for each  redemption
                                            |check.
                                            |-----------------------------------


--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are


--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o Other Compensation to Dealers. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o    ACM   ADMINISTRATIVE   PLAN.   Accessor  Funds  has  also  adopted  an  ACM
Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay


--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.



























--------------------------------------------------------------------------------
                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  20.77     $   17.13     $  22.69      $  26.79     $  35.08

 Net investment income (loss)(1)                  0.13          0.09         0.07          0.01        (0.09)
 Net realized and unrealized gain (loss)
  on investments                                  2.26          3.65        (5.57)        (4.11)       (8.18)
Total from investment operations                  2.39          3.74        (5.50)        (4.10)       (8.27)

 Distributions from net investment income        (0.08)        (0.10)       (0.06)           -            -
 Distributions from capital gains                   -             -            -             -         (0.02)
 Distributions in excess of capital gains           -             -            -             -            -
Total distributions                              (0.08)        (0.10)       (0.06)         0.00        (0.02)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                $   23.08    $   20.77     $  17.13      $  22.69     $  26.79


TOTAL RETURN(2)                                  11.52%        21.90%      (24.26)%      (15.30)%     (23.58)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $113,110     $  94,904     $ 95,637      $159,237     $246,641
 Ratio of expenses to average net assets(3)       0.91%         0.83%        0.80%         0.85%        0.88%
 Ratio of net investment income (loss)
  to average net assets                           0.60%         0.49%        0.36%         0.03%       (0.28)%
Portfolio turnover rate                         141.00%        76.58%       66.00%        75.89%       89.32%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
================================================================================
                                   accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.58     $   13.62     $  17.88      $  20.61     $  20.70

 Net investment income (loss)(1)                  0.23          0.16         0.15          0.16         0.25
 Net realized and unrealized gain (loss)
  on investments                                  2.33          3.97        (4.26)        (2.06)        0.21
Total from investment operations                  2.56          4.13        (4.11)        (1.90)        0.46

 Distributions from net investment income        (0.21)        (0.17)       (0.15)        (0.16)       (0.25)
 Distributions from capital gains                   -             -            -          (0.50)       (0.30)
 Distributions in excess of capital gains           -             -            -          (0.17)          -
Total distributions                              (0.21)        (0.17)       (0.15)        (0.83)       (0.55)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                $  19.93     $   17.58     $  13.62      $  17.88     $  20.61


TOTAL RETURN(2)                                  14.67%        30.50%      (23.01)%       (9.48)%       2.38%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 94,222     $  70,232     $ 71,823      $116,191     $151,401
 Ratio of expenses to average net assets(3)       0.84%         0.84%        0.87%         0.89%        0.79%
 Ratio of net investment income to
  average net assets                              1.27%         1.08%        0.96%         0.83%        1.25%
Portfolio turnover rate                          88.83%       118.86%      117.49%       173.17%      139.61%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
================================================================================
                                   accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  21.00      $  14.62     $  17.14      $  19.96      $  27.39

 Net investment income (loss)(1)                 (0.02)         0.03        (0.01)         0.01         (0.10)
 Net realized and unrealized gain (loss)
  on investments                                  3.98          6.38        (2.51)        (2.83)        (4.54)
Total from investment operations                  3.96          6.41        (2.52)        (2.82)        (4.64)

 Distributions from net investment income        (0.00)(4)     (0.03)          -             -             -
 Distributions from capital gains                   -             -            -             -          (2.35)
 Distributions in excess of capital gains           -             -            -             -          (0.44)
Total distributions                              (0.00)(4)     (0.03)          -             -          (2.79)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -             -
NET ASSET VALUE, END OF PERIOD                $  24.96      $  21.00     $  14.62      $  17.14      $  19.96


TOTAL RETURN(2)                                  18.86%        43.91%      (14.70)%      (14.13)%      (18.22)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $163,878      $134,782     $108,628      $162,297      $267,999
 Ratio of expenses to average net assets(3)       1.20%         1.24%        1.13%         1.06%         1.22%
 Ratio of net investment income (loss)
  to average net assets                          (0.09)%        0.20%       (0.03)%        0.05%        (0.39)%
Portfolio turnover rate                          46.31%        47.88%       44.59%        65.21%       141.73%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
================================================================================
                                   accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EDQUITY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.96      $   9.65     $  11.33      $  15.07      $  21.52

 Net investment income (loss)(1)                  0.15          0.12         0.08          0.03          0.00
 Net realized and unrealized gain (loss)
  on investments(5)                               2.15          3.18        (1.79)        (3.77)        (5.07)
Total from investment operations                  2.30          3.30        (1.71)        (3.74)        (5.07)

 Distributions from net investment income        (0.05)           -            -             -             -
 Distributions from capital gains                   -             -            -             -          (1.36)
 Distributions in excess of capital gains           -             -            -             -          (0.02)
Total distributions                              (0.05)           -            -             -          (1.38)

 Redemption fees(5)                               0.00(4)       0.01         0.03            -             -
NET ASSET VALUE, END OF PERIOD                $  15.21      $  12.96     $   9.65      $  11.33      $  15.07


TOTAL RETURN(2)                                  17.76%        34.30%      (14.83)%      (24.82)%      (24.55)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 87,790      $ 69,059     $ 59,362      $ 79,748      $163,154
 Ratio of expenses to average net assets(3)       1.24%         1.36%        1.43%         1.47%         1.42%
 Ratio of net investment income (loss)
  to average net assets                           1.09%         1.17%        0.75%         0.21%        (0.01)%
Portfolio turnover rate                          15.91%        21.84%      107.71%       147.08%       166.49%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
(5) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
================================================================================
                                   accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                            FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000(6)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.18      $   9.86      $ 10.61       $ 11.10      $ 12.00

 Net investment income (loss)(1)                  0.89          0.94         0.89          1.03         0.75
 Net realized and unrealized gain (loss)
  on investments(5)                               0.12          1.33        (0.75)        (0.45)       (0.98)
Total from investment operations                  1.01          2.27         0.14          0.58        (0.23)

 Distributions from net investment income        (0.88)        (0.96)       (0.89)        (1.07)       (0.67)
 Distributions from capital gains                   -             -            -             -            -
Total distributions                              (0.88)        (0.96)       (0.89)        (1.07)       (0.67)

 Redemption fees(5)                               0.00(4)       0.01         0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                 $ 11.31      $  11.18      $  9.86       $ 10.61      $ 11.10


TOTAL RETURN(2)                                   9.49%        24.24%        1.42%         5.19%       (1.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $50,920      $ 51,918      $57,341       $30,709      $14,609
 Ratio of expenses to average net assets(3)       0.83%         0.95%        0.92%         0.95%        0.86%*
 Ratio of net investment income to
  average net assets                              8.00%         8.99%        8.89%         9.30%        9.75%*
Portfolio turnover rate                          75.03%       154.85%      108.29%        37.07%       11.92%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
(5) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
(6)  Class commenced operations on May 1, 2000.
*    Annualized
================================================================================
                                   accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.13       $ 12.45      $ 11.89       $ 11.67      $ 11.30

 Net investment income (loss)(1)                  0.60          0.55         0.64          0.68         0.73
 Net realized and unrealized gain (loss)
  on investments                                 (0.14)         0.06         0.71          0.23         0.37
Total from investment operations                  0.46          0.61         1.35          0.91         1.10

 Distributions from net investment income        (0.59)        (0.57)       (0.64)        (0.69)       (0.73)
 Distributions from capital gains                (0.09)        (0.36)       (0.15)           -            -
Total distributions                              (0.68)        (0.93)       (0.79)        (0.69)       (0.73)

NET ASSET VALUE, END OF PERIOD                 $ 11.91       $ 12.13      $ 12.45       $ 11.89      $ 11.67


TOTAL RETURN(2)                                   3.88%         4.93%       11.70%         8.00%       10.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $51,548       $37,099      $50,283       $44,563      $53,997
 Ratio of expenses to average net assets(3)       0.87%         0.74%        0.67%         0.65%        0.66%
 Ratio of net investment income to
  average net assets                              5.04%         4.46%        5.26%         5.73%        6.46%
Portfolio turnover rate                         125.84%       105.58%       93.56%        61.25%       42.88%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.18       $ 12.34      $ 12.12       $ 11.98      $ 11.83

 Net investment income (loss)(1)                  0.45          0.43         0.56          0.63         0.71
 Net realized and unrealized gain (loss)
  on investments                                 (0.19)        (0.16)        0.22          0.17         0.15
Total from investment operations                  0.26          0.27         0.78          0.80         0.86

 Distributions from net investment income        (0.46)        (0.43)       (0.56)        (0.66)       (0.71)
 Distributions from capital gains                   -             -            -             -            -
Total distributions                              (0.46)        (0.43)       (0.56)        (0.66)       (0.71)

NET ASSET VALUE, END OF PERIOD                 $ 11.98       $ 12.18      $ 12.34       $ 12.12      $ 11.98


TOTAL RETURN(2)                                   2.16%         2.19%        6.64%         6.77%        7.54%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $68,402       $80,613      $42,639       $57,747      $55,251
 Ratio of expenses to average net assets(3)       0.64%         0.63%        0.64%         0.67%        0.66%
 Ratio of net investment income to
  average net assets                              3.70%         3.54%        4.62%         5.26%        5.99%
Portfolio turnover rate                          74.14%        86.10%       50.96%        83.37%       54.48%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.69      $  13.00     $  12.69       $ 12.52     $  11.98

 Net investment income (loss)(1)                  0.46          0.38         0.60          0.71         0.74
 Net realized and unrealized gain (loss)
  on investments                                  0.02         (0.08)        0.38          0.23         0.54
Total from investment operations                  0.48          0.30         0.98          0.94         1.28

 Distributions from net investment income        (0.45)        (0.36)       (0.61)        (0.71)       (0.74)
 Distributions from capital gains                (0.07)        (0.25)       (0.06)        (0.06)        0.00
Total distributions                              (0.52)        (0.61)       (0.67)        (0.77)       (0.74)

NET ASSET VALUE, END OF PERIOD                $  12.65      $  12.69     $  13.00       $ 12.69     $  12.52


TOTAL RETURN(2)                                   3.87%         2.34%        7.90%         7.68%       11.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $163,913      $159,367     $173,978       $11,948     $123,632
 Ratio of expenses to average net assets(3)       0.81%         0.84%        0.84%         0.87%        0.87%
 Ratio of net investment income to
  average net assets                              3.65%         2.93%        4.69%         5.62%        6.13%
Portfolio turnover rate                         324.40%       425.28%      294.60%       228.07%      263.34%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004           2003          2002         2001         2000
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.00    $     1.00    $     1.00    $     1.00   $     1.00
 Net investment income(1)                           0.01          0.01          0.01          0.04         0.06
 Distributions from net investment income          (0.01)        (0.01)        (0.01)        (0.04)       (0.06)
NET ASSET VALUE, END OF PERIOD                $     1.00    $     1.00    $     1.00    $     1.00   $     1.00


TOTAL RETURN(2)                                     0.93%         0.72%         1.45%         3.81%        5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $1,260,063    $1,175,275    $1,249,928    $1,177,405   $  552,255
 Ratio of expenses to average net assets(3)         0.46%         0.46%         0.46%         0.44%        0.45%
 Ratio of net investment income to
  average net assets                                0.94%         0.72%         1.43%         3.48%        5.88%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                            FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  15.29      $  15.19      $ 15.09       $ 15.01      $ 15.00

 Net investment income (loss)(1)                  0.50          0.53         0.69          0.81           -
 Net realized and unrealized gain (loss)
  on investments                                 (0.09)         0.17         0.14          0.07         0.01
Total from investment operations                  0.41          0.70         0.83          0.88         0.01

 Distributions from net investment income        (0.49)        (0.53)       (0.69)        (0.80)          -
 Distributions from capital gains                (0.04)        (0.07)       (0.03)        (0.00)          -
 Distributions in excess of capital gains           -             -            -             -            -
 Distributions from return of capital               -             -         (0.01)           -            -
Total distributions                              (0.53)        (0.60)       (0.73)        (0.80)          -

NET ASSET VALUE, END OF PERIOD                $  15.17      $  15.29      $ 15.19       $ 15.09      $ 15.01


TOTAL RETURN(2)                                   2.83%         4.68%        5.68%         5.95%        0.07%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $  7,410      $  7,313      $ 9,689       $ 12,534     $   400
 Ratio of gross expenses to average net assets    0.42%         0.29%        0.24%         1.18%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  3.06%         3.30%        4.43%         4.59%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              3.28%         3.49%        4.56%         5.67%       (0.10)%*
Portfolio turnover rate                          33.21%        52.48%       50.44%        38.76%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized
================================================================================
                                   accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                             FOR FISCAL YEAR                     FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.83      $  13.48      $ 14.32       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.39          0.40         0.47          0.61           -
 Net realized and unrealized gain (loss)
  on investments                                  0.55          1.40        (0.82)        (0.70)          -
Total from investment operations                  0.94          1.80        (0.35)        (0.09)          -

 Distributions from net investment income        (0.37)        (0.39)       (0.46)        (0.56)          -
 Distributions from capital gains                (0.02)        (0.06)       (0.03)        (0.03)          -
Total distributions                              (0.39)        (0.45)       (0.49)        (0.59)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.38      $  14.83      $ 13.48       $ 14.32      $ 15.00


TOTAL RETURN(2)                                   6.45%        13.56%       (2.45)%       (0.57)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $12,381      $  8,693      $ 5,224       $ 2,519      $   289
 Ratio of gross expenses to average net assets    0.33%         0.30%        0.28%         0.76%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.45%         2.64%        3.33%         3.58%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              2.58%         2.84%        3.50%         4.24%       (0.10)%*
Portfolio turnover rate                          19.76%        26.08%       24.38%        22.19%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized
================================================================================
                                   accessor 72

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                             FOR FISCAL YEAR                    FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                    ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001        2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.40       $ 12.38      $ 13.85       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.31          0.33         0.37         0.48            -
 Net realized and unrealized gain (loss)
  on investments                                  0.96          2.05        (1.47)        (1.17)          -
Total from investment operations                  1.27          2.38        (1.10)        (0.69)          -

 Distributions from net investment income        (0.29)        (0.33)       (0.35)        (0.41)          -
 Distributions from capital gains                (0.00)(4)     (0.03)       (0.02)        (0.05)          -
Total distributions                              (0.29)        (0.36)       (0.37)        (0.46)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.38       $ 14.40      $ 12.38       $ 13.85      $ 15.00


TOTAL RETURN(2)                                   9.00%        19.52%       (7.94)%       (4.57)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $27,584       $19,354      $12,089       $10,158      $   297
 Ratio of gross expenses to average net assets    0.26%         0.23%        0.23%         0.40%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.04%         2.34%        2.71%         3.08%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              2.11%         2.46%        2.83%         3.39%       (0.10)%*
Portfolio turnover rate                          20.59%        19.58%       21.72%        15.60%        0.00%


-------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
(4)  Less than ($0.005) per share.
*    Annualized
================================================================================
                                   accessor 73

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                            FOR FISCAL YEAR                     FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                    ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001        2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.15       $ 11.86      $ 13.65       $ 15.02      $ 15.00

 Net investment income (loss)(1)                  0.27          0.28         0.31          0.39           -
 Net realized and unrealized gain (loss)
  on investments                                  1.17          2.31        (1.78)        (1.42)        0.02
Total from investment operations                  1.44          2.59        (1.47)        (1.03)        0.02

 Distributions from net investment income        (0.25)        (0.27)       (0.31)        (0.31)          -
 Distributions from capital gains                (0.02)        (0.03)       (0.01)        (0.03)          -
Total distributions                              (0.27)        (0.30)       (0.32)        (0.34)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.32       $ 14.15      $ 11.86       $ 13.65      $ 15.02


TOTAL RETURN(2)                                  10.21%        22.09%      (10.84)%       (6.83)%       0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $34,118       $22,173      $16,703       $18,969      $   247
 Ratio of gross expenses to average net assets    0.25%         0.23%        0.24%         0.45%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.82%         2.06%        2.30%         2.59%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              1.88%         2.19%        2.44%         2.94%       (0.10)%*
Portfolio turnover rate                          12.74%        19.56%       32.07%         6.44%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized
================================================================================
                                   accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                             FOR FISCAL YEAR                     FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.62       $ 10.80      $ 13.00       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.18          0.20         0.19         0.24            -
 Net realized and unrealized gain (loss)
  on investments                                  1.55          2.82        (2.20)        (2.00)          -
Total from investment operations                  1.73          3.02        (2.01)        (1.76)          -

 Distributions from net investment income        (0.18)        (0.20)       (0.19)        (0.20)          -
 Distributions from capital gains                   -             -            -          (0.04)          -
Total distributions                              (0.18)        (0.20)       (0.19)        (0.24)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.17       $ 13.62      $ 10.80       $ 13.00      $ 15.00


TOTAL RETURN(2)                                  12.75%        28.22%      (15.50)%      (11.70)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $30,623       $25,041      $20,095       $23,658      $   223
 Ratio of gross expenses to average net assets    0.25%         0.22%        0.22%         0.32%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.24%         1.59%        1.48%         1.66%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              1.30%         1.71%        1.60%         1.88%       (0.10)%*
Portfolio turnover rate                          15.63%        16.85%        9.59%        14.93%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized
================================================================================
                                   accessor 75

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                             FOR FISCAL YEAR                     FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.08       $ 10.04      $ 12.58       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.05          0.05         0.03          0.03           -
 Net realized and unrealized gain (loss)
  on investments                                  1.86          3.03        (2.55)        (2.38)          -
Total from investment operations                  1.91          3.08        (2.52)        (2.35)          -

 Distributions from net investment income        (0.02)        (0.04)       (0.01)           -            -
 Distributions from capital gains                   -             -         (0.01)        (0.04)          -
 Distributions in excess of capital gains           -             -            -          (0.03)          -
Total distributions                              (0.02)        (0.04)       (0.02)        (0.07)          -

NET ASSET VALUE, END OF PERIOD                 $ 14.97       $ 13.08      $ 10.04       $ 12.58      $ 15.00


TOTAL RETURN(2)                                  14.60%        30.74%      (20.02)%      (15.68)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $15,590       $11,580      $ 8,120       $10,547      $   226
 Ratio of gross expenses to average net assets    0.30%         0.25%        0.23%         0.39%        0.10%*
 Ratio of net expenses to average net assets      0.20%         0.10%        0.10%         0.10%        0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  0.27%         0.29%        0.16%        (0.04)%      (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              0.37%         0.44%        0.29%         0.25%       (0.10)%*
Portfolio turnover rate                           3.61%         7.27%        8.11%        30.99%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized
================================================================================
                                   accessor 76

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
---------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX L S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2004, there were 178 companies in the Growth Index and 322 companies in the Value Index.


--------------------------------------------------------------------------------
                                   accessor 77

================================================================================
APPENDIX A
--------------------------------------------------------------------------------
Beginning December 1, 2005:

S&P 500/Citigroup Growth Index ~ S&P 500/Citigroup Value Index

Standard & Poors, in collaboration with Citigroup, has constructed the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P 500/Citigroup Value Index (the "Value Index") to separate the S&P 500 Index into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors--three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.

--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

                                   accessor 78

================================================================================
APPENDIX A
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2004, the MSCI + EM Index consisted of 1801 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.32%, Belgium 1.19%, Denmark 0.70%, Finland 1.25%, France 8.40%, Germany 6.21%, Greece 0.49%, Hong Kong 1.51%, Ireland0.77%, Italy 3.85%, Japan 19.46%, Netherlands 4.25%, New Zealand 0.20%, Norway 0.54%, Portugal 0.32%, Singapore 0.73%, Spain 3.65%, Sweden 2.24%, Switzerland 6.09%, United Kingdom 22.25%.

Emerging Markets: Argentina 0.06%, Brazil 1.06%, Chile 0.21%, China 0.86%, Colombia 0.02%, Czech Republic 0.09%, Egypt 0.05%, Hungary 0.18%, India 0.63%, Indonesia 0.21%, Israel 0.41%, Jordan 0.02%, Korea 1.96%, Malaysia 0.44%, Mexico 0.71%, Morocco 0.04%, Pakistan 0.02%, Peru 0.05%, Philippines 0.05%, Poland 0.22%, Russia 0.39%, South Africa 1.37%, Taiwan 1.55%, Thailand 0.27%, Turkey 0.20%, Venezuela 0.02%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2004, the value of the MSCI EAFE + EM Index was 284.4.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                 |
GOVERNMENT/CREDIT INDEX          |
GOVERNMENT/CREDIT 1-5 YEAR INDEX |
U.S. CORPORATE HIGH YIELD INDEX  |
MORTGAGE-BACKED SECURITIES INDEX |
---------------------------------|

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.


--------------------------------------------------------------------------------
                                   accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.


--------------------------------------------------------------------------------
                                   accessor 80

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 84

--------------------------------------------------------------------------------

                  ACCESSOR FUNDS, INC. -- INVESTOR CLASS SHARES

--------------------------------------------------------------------------------


                                   PROSPECTUS


--------------------------------------------------------------------------------


           [LOGO] ACCESSOR                               April 30, 2005
                  ------

                      AS SUPPLEMENTED ON NOVEMBER 3, 2005


--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

--------------------------------------------------------------------------------















                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................40
   Management, Organization and Capital Structure............................46

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................52
   Exchanging Fund Shares....................................................56
   Redeeming Fund Shares.....................................................56
   Dividends and Distributions...............................................58
   Valuation of Securities...................................................58
   Taxation..................................................................59
   Service & Distribution Arrangements.......................................60
   Privacy Policy............................................................61
   Financial Highlights......................................................62

APPENDIX A
   Description of Fund Indices...............................................77



--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------

o A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Investor Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:

UNDERLYING EQUITY FUNDS:               UNDERLYING FIXED-INCOME FUNDS:
     Growth Fund                            High Yield Bond Fund
     Value Fund                             Intermediate Fixed-Income Fund
     Small to Mid Cap Fund                  Short-Intermediate Fixed-Income Fund
     International Equity Fund              Mortgage Securities Fund
                                            U.S. Government Money Fund
ALLOCATION FUNDS:                      ALLOCATION FUNDS:
     Income Allocation Fund                 Growth & Income Allocation Fund
     Income & Growth Allocation Fund        Growth Allocation Fund
     Balanced Allocation Fund               Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 42.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Growth Index. See Appendix A for additional information. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant underperformance.

The underlying premise of the strategy is to build portfolios of companies where price volatility is monitored. Such strategy seeks to produce returns in excess of the benchmark. The underlying assumption of INTECH's investment process is that large cap markets are efficient in the sense that stock prices tend to reach equilibrium fairly quickly. INTECH's process searches for stocks with high relative volatility and low correlation to build portfolios whose total return will exceed the return of the component stocks.

INTECH does not manage a strategy based on exploiting inefficiencies in the market by attempting to predict alpha, but rather capitalizes on the natural volatility of stock prices in order to build a portfolio with market like risk, but the potential for above market returns.

The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -1.27%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
25.23  -23.99  -15.73  -24.45   21.28   10.96   |                BEST QUARTER
------------------------------------------------                    27.49%
 99      00       01      02      03      04                     4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -18.90%
                                                                 1ST QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                              SINCE
FOR THE PERIODS ENDED 12/31/04                                              1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   10.96%           -8.22%           -0.72%
Fund returns after taxes on distributions                                   10.95%           -8.21%           -1.10%
Fund returns after taxes on distributions & sale of Fund shares              7.13%           -6.79%           -0.70%
S&P 500/BARRA Growth Index(1)                                                6.13%           -7.07%            0.41%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. Wellington Management attempts to exceed the performance of the Fund's benchmark, the S&P 500/BARRA Value Index, over a cycle of five years until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Value Index. See Appendix A for additional information. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive investment opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                   -2.00%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                              -----------------
6.35    1.88    -9.94   -23.20    29.92     14.13  |            BEST QUARTER
---------------------------------------------------                18.82%
 99      00       01       02      03         04                4TH QTR 1998
                                                              -----------------
                                                                WORST QUARTER
                                                                  -17.77%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                      SINCE
FOR THE PERIODS ENDED 12/31/04                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          14.13%            0.88%            1.46%
Fund returns after taxes on distributions                                          14.04%            0.46%            0.46%
Fund returns after taxes on distributions & sale of Fund shares                     9.30%            0.55%            0.79%
S&P 500/BARRA Value Index(1)                                                       15.71%            2.48%            4.16%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria |--------------------------------------
appropriate to meet the Fund's |SPECIAL NOTE: As of March 31, 2005, objective. The Fund may also engage in |the market capitalization of the Dow various portfolio strategies (for |Jones Wilshire 4500 Completion Index example, options or futures) to reduce |ranged from under $1 million for the certain risks of its investments and |smallest company to $91 billion for
may thereby enhance income, but not |the largest company. The weighted for speculation. The Fund may also |average market value of the Index was invest in futures for cash management |$7.99 billion, which may vary from purposes to meet shareholder redemptions |month to month.
while   maintaining  exposure  to  the   ---------------------------------------
market.

SSgA Funds Management,  Inc. ("SSgA"), the  Fund's  Money  Manager,   uses  a
multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.













* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -1.16%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
 26.60     -18.60     -14.59     -15.00    43.28    18.28  |     BEST QUARTER
-----------------------------------------------------------         24.05%
  99          00        01          02       03       04         4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -19.78%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/04                                                1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                      18.28%            0.03%            4.22%
Fund returns after taxes on distributions                                      18.28%           -0.77%            2.84%
Fund returns after taxes on distributions & sale of Fund shares                11.88%           -0.45%            2.87%
Dow Jones Wilshire 4500 Completion Index (market capitalization)(1)            18.57%            1.38%            5.80%
Dow Jones Wilshire 4500 Completion Index (float-adjusted)(1)                   18.10%            1.30%            5.73%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *6/24/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.












--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FORMERLY THE WILSHIRE 4500 INDEX) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. THE FUND DETERMINED TO REPLACE THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) WITH THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED), AS FLOAT ADJUSTMENT HELPS TO BETTER ALIGN THE DEMAND FOR THESE SHARES BY INVESTORS (INCLUDING INDEXERS) WITH THE AVAILABLE SUPPLY AND THE METHODOLOGY PROVIDES A BETTER REPRESENTATION OF THE TRUE, INVESTABLE MARKET. THE SUPPLY/DEMAND BALANCE IMPLIED BY FLOAT ADJUSTMENT BENEFITS INVESTORS WITH BOTH CASH FLOW-INDUCED ACTIVITY AND WHEN INDEX PROVIDERS INCORPORATE CHANGES IN INDEXES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED) IN THE FUTURE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States so that the Fund's investments are diversified among a number of countries through the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Effective October 1, 2005, Pictet International Management Limited ("Pictet") will serve as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in the stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM Index. Pictet will attempt to exceed the performance of the MSCI EAFE + EM Index over a cycle of five years. Prior to October 1, 2005, J. P. Morgan Fleming Asset Management (London) Ltd. was the Money Manager of the International Equity Fund.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

================================================================================

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -1.35%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
48.23     -24.92     -25.19     -15.12     33.72     17.29   |   BEST QUARTER
-------------------------------------------------------------       30.01%
 99         00         01         02        03        04         4TH QTR 1999
                                                                ---------------
                                                                 WORST QUARTER
                                                                   -20.85%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/04                                             1 YEAR           5 YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   17.29%           -5.65%            0.96%
Fund returns after taxes on distributions                                   17.29%           -6.12%           -0.16%
Fund returns after taxes on distributions & sale of Fund shares             11.24%           -4.94%            0.36%
MSCI EAFE+EM Index(1)                                                       21.26%           -0.30%            4.07%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *7/6/98 INCEPTION DATE. INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally seek an aggregate dollar-weighted average |------------------------------------
portfolio duration that does not vary |DURATION: One of the fundamental outside of a band of plus or minus 20% |tools used by money managers in
from that of the Fund's  benchmark,  the   |security selection,  is a measure of
Lehman  Brothers  U.S.   Corporate  High   |the  price  sensitivity  of  a  debt
Yield Index. The Money Manager will |security or a portfolio of debt attempt to exceed the total return |securities to relative changes in performance of the Lehman Brothers U.S. |interest rates. For instance, a
Corporate High Yield Index. The Fund may   |duration  of  "three"  means  that a
also   invest  in  dollar   denominated,   |portfolio's   or  security's   price
noninvestment  grade  bonds  of  foreign   |would be  expected  to  decrease  by
issuers that, at the time of initial |approximately 3% with a 1% increase investment, are rated as lower than BBB- |in interest rates (assuming a and higher than CC+ by S&P or rated |parallel shift in the yield curve). lower than Baa3 and higher than Ca by |As of March 31, 2005, the Lehman Moody's. The Money Manager may invest in |Brothers U.S. Corporate High Yield unrated securities of domestic or |Index duration was 5.50 years, foreign issuers that the Money Manager |although the duration will likely
or Accessor Capital  determines to be of   |vary in the future.
comparable  quality.  The  Fund may also   -------------------------------------
invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation. Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.97%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
  4.66     1.02     23.60      8.95               |              BEST QUARTER
--------------------------------------------------                   8.41%
   01       02        03        04                               2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -3.86%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/04                                                                 1 YEAR           INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        8.95%            7.32%
Fund returns after taxes on distributions                                                        6.13%            4.03%
Fund returns after taxes on distributions & sale of Fund shares                                  5.72%            4.17%
Lehman Brothers U.S. Corporate High Yield Index(1)                                              11.14%            7.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00
--------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets |------------------------------------
in securities rated BBB by S&P or Baa by |DURATION: one of the fundamental Moody's and up to 6% of its net assets |tools used by money managers in in securities rated BB by S&P or Ba by |security selection, is a measure of Moody's or debt securities unrated but |the price sensitivity of a debt
judged to be of comparable quality by |security or a portfolio of debt the Money Manager. The Fund may also |securities to relative changes in
invest  in  mortgage-backed  securities.   |interest  rates.  For  instance,   a
The  Money  Manager  will  also  seek to   |duration  of  "three"  means  that a
enhance   returns  through  the  use  of   |portfolio's   or  security's   price
certain   trading   strategies  such  as   |would be  expected  to  decrease  by
purchasing odd lot securities. The Fund |approximately 3% with a 1% increase may utilize options on U.S. Government |in interest rates (assuming a securities, interest rate futures |parallel shift in the yield curve). contracts and options on interest rate |As of March 31, 2005, the LBGC Index futures contracts to reduce certain |duration was 5.18 years, although risks of its investments and to attempt |the duration will likely vary in the
to   enhance   income,   but   not   for   |future.
speculation.                               -------------------------------------

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.32%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
 -4.05     9.64     7.46     11.15     4.41    3.37  |           BEST QUARTER
-----------------------------------------------------                5.07%
   99       00       01        02       03      04               3RD QTR 2002
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -3.24%
                                                                 2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                     SINCE
FOR THE PERIODS ENDED 12/31/04                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                           3.37%            7.16%            5.50%
Fund returns after taxes on distributions                                           1.69%            5.01%            3.35%
Fund returns after taxes on distributions & sale of Fund shares                     2.33%            4.89%            3.43%
Lehman Brothers Government/Credit Index(1)                                          4.21%            8.00%            6.56%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/14/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |DURATION:  one  of  the  fundamental
investing at least 80% of its assets in |tools used by money managers in fixed-income securities. This policy may |security selection, is a measure of not be materially revised unless Fund |the price sensitivity of a debt
shareholders are notified at least 60 |security or a portfolio of debt days in advance of the proposed change. |securities to relative changes in The Fund primarily invests in corporate |interest rates. For instance, a
bonds,   U.S.   Government   or   agency   |duration  of  "three"  means  that a
securities and asset-backed securities |portfolio's or security's price that are of investment grade quality or |would be expected to decrease by
that are unrated but judged to be of |approximately 3% with a 1% increase comparable quality or higher by the |in interest rates (assuming a Money Manager. The Fund will normally |parallel shift in the yield curve). seek to have a dollar-weighted average |As of March 31, 2005, the LBGC 1-5
portfolio duration of not less than two |Index duration was 2.46 years, years nor more than five years and |although the duration will likely
normally  invests in  securities so that   |vary in the future.
the Fund's  duration  does not vary more   -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.36%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
                                                                 BEST QUARTER
  0.70     7.04     6.15     6.21     1.74    1.71 |                 4.03%
---------------------------------------------------              3RD QTR 2001
   99       00       01       02       03      04               ---------------
                                                                 WORST QUARTER
                                                                    -1.69%
                                                                 2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                   SINCE
FOR THE PERIODS ENDED 12/31/04                                                   1 YEAR           5 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                         1.71%            4.54%            4.16%
Fund returns after taxes on distributions                                         0.53%            2.90%            2.40%
Fund returns after taxes on distributions & sale of Fund shares                   1.11%            2.87%            2.47%
Lehman Brothers Government/Credit 1-5 Year Index(1)                               1.86%            6.22%            5.76%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
---------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

o    rigorous  quantitative  analysis to   |------------------------------------
     security valuation (mathematically |DURATION: one of the fundamental analyzing a security's value); and |tools used by money managers in
                                           |security selection,  is a measure of
o    quality credit analysis  (analyzing   |the  price  sensitivity  of  a  debt
     a security's credit quality).         |security  or  a  portfolio  of  debt
                                           |securities  to  relative  changes in
BlackRock's      Investment     Strategy   |interest  rates.  For  instance,   a
Committee  determines  the firm's  broad   |duration  of  "three"  means  that a
investment strategy based on |portfolio's or security's price macroeconomics (for example, interest |would be expected to decrease by rate trends) and market trends, as well |approximately 3% with a 1% increase as input from risk management and credit |in interest rates (assuming a committee professionals. Fund managers |parallel shift in the yield curve).
then    implement   this   strategy   by   |As of March 31,  2005,  the duration
selecting the sectors and securities |of the LBM Index was 3.25 years, which offer the greatest relative value |although the duration will likely
within investment guidelines. Investment   |vary in the future.
selections  will be based on fundamental   -------------------------------------
economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.37%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
  0.69     10.58     7.14     7.57     1.80    3.40  |           BEST QUARTER
-----------------------------------------------------                4.03%
   99        00       01       02       03      04               3RD QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -1.51%
                                                                 2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/04                                                  1 YEAR           5 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                        3.40%            6.05%            5.15%
Fund returns after taxes on distributions                                        2.09%            4.18%            3.18%
Fund returns after taxes on distributions & sale of Fund shares                  2.20%            4.04%            3.19%
Lehman Brothers Mortgage-Backed Securities Index(1)                              4.70%            7.14%            6.30%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/8/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     0.37%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/05
                                                                ---------------
  4.20     5.47     3.30     0.94     0.35     0.68    |         BEST QUARTER
-------------------------------------------------------              1.41%
   99       00       01       02       03       04               4TH QTR 2000
                                                                ---------------
                                                                 WORST QUARTER
                                                                     0.07%
                                                                 2ND QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/04                                                 1 YEAR           5 YEARS        INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       0.68%            2.13%            2.59%
Citigroup 3 Month T-Bill Index(1)                                               1.24%            2.79%            3.23%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *7/29/98 INCEPTION DATE, INDEX MEASURED FROM 7/31/98
-------------------------------------------------------------------------------------------------------------------------

The Fund's 7-day effective yield on 3/31/05 was 1.72%.





















--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 65% and 35%, respectively as set forth below although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION          TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE   ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%         0%-10%
    Growth                                0.0%           0-5%
    Value                                 0.0%           0-5%
    Small to Mid Cap                      0.0%           0-5%
    International Equity                  0.0%           0-5%
FIXED-INCOME FUNDS                       65.0%        50%-95%       [PIE CHART]
    High Yield Bond                      10.0%          5-20%
    Intermediate Fixed-Income             7.0%          0-20%
    Short-Intermediate Fixed-Income      41.0%         20-60%
    Mortgage Securities                   7.0%          5-30%

MONEY MARKET FUNDS                       35.0%         5%-40%
    U.S. Government Money**              35.0%          5-40%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.24%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  5.49     5.16     4.17      2.28                     |         BEST QUARTER
-------------------------------------------------------              3.09%
   01       02       03        04                                1ST QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -1.18%
                                                                 2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/04                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        2.28%            4.25%
Fund returns after taxes on distributions                                                        1.25%            2.79%
Fund returns after taxes on distributions & sale of Fund shares                                  1.52%            2.76%
Lehman Brothers Aggregate Bond Index(1)                                                          4.34%            6.75%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             30.0%        20%-40%
    Growth                               10.5%          5-15%
    Value                                 9.0%          5-15%
    Small to Mid Cap                      4.5%          2-12%
    International Equity                  6.0%          0-10%
FIXED-INCOME FUNDS                       50.0%        30%-75%       [PIE CHART]
    High Yield Bond                       7.0%          5-20%
    Intermediate Fixed-Income             8.0%          0-20%
    Short-Intermediate Fixed-Income      27.0%         15-40%
    Mortgage Securities                   8.0%          0-20%
MONEY MARKET FUNDS                       20.0%         5%-25%
    U.S. Government Money**              20.0%          5-25%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------














--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.





--------------------------------------------------------------------------------
                                   accessor 25

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -0.67%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  -1.04     -2.92     13.00       5.88                |          BEST QUARTER
------------------------------------------------------               6.83%
    01        02        03         04                            2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -4.70%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/04                                                                   1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                         5.88%             3.53%
Fund returns after taxes on distributions                                                         5.13%             2.47%
Fund returns after taxes on distributions & sale of Fund shares                                   3.84%             2.37%
Lehman Brothers Aggregate Bond Index(1)                                                           4.34%             6.75%
MSCI AC World Index Free(2)                                                                      15.25%             0.87%
S&P 500 Index(3)                                                                                 10.87%            -0.52%
Composite Index(4)                                                                                6.30%             4.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 37% and 13% respectively as set forth below although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized the by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%
FIXED-INCOME FUNDS                       37.0%        25%-60%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%
MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.





--------------------------------------------------------------------------------
                                   accessor 28

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     -0.82%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  -5.07     -8.40     18.86    8.49           |                  BEST QUARTER
----------------------------------------------                       9.79%
    01        02       03       04                               2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -8.15%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/04                                                                   1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        8.49%             2.90%
Fund returns after taxes on distributions                                                        7.96%             2.10%
Fund returns after taxes on distributions & sale of Fund Shares                                  5.56%             1.99%
Lehman Brothers Aggregate Bond Index(1)                                                          4.34%             6.75%
MSCI AC World Index Free(2)                                                                     15.25%             0.87%
S&P 500 Index(3)                                                                                10.87%            -0.52%
Composite Index(4)                                                                               7.61%             3.81%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 33%, and 7%, respectively as set forth below although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5- 10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.
















--------------------------------------------------------------------------------
                                   accessor 31

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     -1.05%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  -7.27     -11.29     21.41      9.79                  |        BEST QUARTER
--------------------------------------------------------             11.31%
    01        02        03         04                            2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -10.53%
                                                                 3RD QTR 2002
                                                                ---------------

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/04                                                                 1 YEAR         INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      9.79%             2.36%
Fund returns after taxes on distributions                                                      9.35%             1.72%
Fund returns after taxes on distributions & sales of Fund shares                               6.44%             1.63%
Lehman Brothers Aggregate Bond Index(1)                                                        4.34%             6.75%
MSCI AC World Index Free(2)                                                                   15.25%             0.87%
S&P 500 Index(3)                                                                              10.87%            -0.52%
Composite Index(4)                                                                             8.26%             3.22%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.








--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 16%, and 4%, respectively as set forth below although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%        70%-90%
    Growth                               26.0%         19-30%
    Value                                24.5%         19-30%
    Small to Mid Cap                     13.5%          7-20%
    International Equity                 16.0%         10-25%
FIXED-INCOME FUNDS                       16.0%         5%-30%       [PIE CHART]
    High Yield Bond                       5.0%          0-15%
    Intermediate Fixed-Income             5.0%          0-15%
    Short-Intermediate Fixed-Income       6.0%          0-15%
    Mortgage Securities                   0.0%          0-15%
MONEY MARKET FUNDS                        4.0%          0%-5%
    U.S. Government Money**               4.0%           0-5%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------














--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.













--------------------------------------------------------------------------------
                                   accessor 34

================================================================================

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -1.31%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  -12.13     -15.91     27.59       12.22         |              BEST QUARTER
--------------------------------------------------                  14.41%
     01         02        03         04                          2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -13.79%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/04                                                                1 YEAR           INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      12.22%            1.41%
Fund returns after taxes on distributions                                                      12.00%            1.04%
Fund returns after taxes on distributions & sale of Fund shares                                 8.00%            0.98%
Lehman Brothers Aggregate Bond Index(1)                                                         4.34%            6.75%
MSCI AC World Index Free(2)                                                                    15.25%            0.87%
S&P 500 Index(3)                                                                               10.87%           -0.52%
Composite Index(4)                                                                              9.57%            2.05%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 Index in the future.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================

or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                    -1.52%
AS OF 12/31                                                      AS OF 3/31/05
                                                                ---------------
  -16.09     -20.41     30.15      14.01              |          BEST QUARTER
------------------------------------------------------              16.17%
     01         02        03        04                           2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -17.11%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/04                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                       14.01%           -0.24%
Fund returns after taxes on distributions                                                       14.00%           -0.27%
Fund returns after taxes on distributions & sale of Fund shares                                  9.11%           -0.22%
MSCI AC World Index Free(1)                                                                     15.25%            0.87%
S&P 500 Index(2)                                                                                10.87%           -0.52%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.











--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                                 FUND EXPENSES
--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you may pay if you invest in Investor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of each Underlying Fund in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.

-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1,2)
                                                                             INVESTOR CLASS SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                    none
 Fixed-Income Funds  and Income Allocation Fund                                       none
Maximum Sales Charge Imposed On Reinvested Dividends                                  none
Maximum Deferred Sales Charge                                                         none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds  and High Yield Bond Fund                                               2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
                                                                               SMALL TO         INTERNATIONAL
                                         GROWTH              VALUE             MID CAP             EQUITY
Management Fees(4)                        0.90%              0.70%               0.95%              1.03%
Distribution and Service (12b-1) Fees     0.25%              0.25%               0.25%              0.25%
Other Expenses(5, 6)                      0.53%              0.53%               0.50%              0.64%
                                      -----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.68%              1.48%               1.70%              1.92%
-------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT
                                          HIGH        INTERMEDIATE    INTERMEDIATE                      U.S.
                                          YIELD          FIXED-          FIXED-        MORTGAGE      GOVERNMENT
                                          BOND           INCOME          INCOME       SECURITIES        MONEY
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                        0.61%          0.43%            0.43%           0.59%          0.08%
Distribution and Service (12b-1) Fees     0.25%          0.25%            0.25%           0.25%          0.25%
Other Expenses(5)                         0.54%          0.61%            0.46%           0.55%          0.63%(6)
                                      -----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.40%          1.29%            1.14%           1.39%          0.96%
-------------------------------------------------------------------------------------------------------------------------
                                                    INCOME &                  GROWTH &                  AGGRESSIVE
                                        INCOME       GROWTH      BALANCED      INCOME       GROWTH        GROWTH
ALLOCATION FUNDS                      ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION    ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                        0.10%        0.10%        0.10%        0.10%        0.10%        0.10%
Distribution & Service (12b-1) Fees       0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses(7)                         0.42%        0.40%        0.36%        0.35%        0.36%        0.40%
Total Annual Fund Operating Expense       0.77%        0.75%        0.71%        0.70%        0.71%        0.75%
Fee Reimbursement                        (0.07)%      (0.05)%      (0.01)%       0.00%       (0.01)%      (0.05)%
Net Expenses                              0.70%        0.70%        0.70%        0.70%        0.70%        0.70%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 52. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES ARE EXPECTED TO BE 1.33%. EFFECTIVE JANUARY 1, 2005, THE FUND'S BOARD OF DIRECTORS AUTHORIZED NEW MONEY MANAGER AGREEMENTS WHICH


--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

     ELIMINATED THE PERFORMANCE FEE COMPONENT AND INSTEAD IMPLEMENTS A FLAT FEE STRUCTURE. FOR MORE INFORMATION REGARDING THIS CHANGE PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS AVAILABLE FREE UPON REQUEST.
(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NON-DISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.
(6) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.
(7) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE ALLOCATION FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.

--------------------------------------------------------------------------------

The table below provides a range of estimated average weighted expense ratios for Investor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds . Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


----------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                            ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------
Income Allocation Fund                   1.28% - 1.38%     Growth & Income Allocation Fund      1.63% - 1.73%
Income & Growth Allocation Fund          1.46% - 1.56%     Growth Allocation Fund               1.73% - 1.83%
Balanced Allocation Fund                 1.57% - 1.67%     Aggressive Growth Allocation Fund    1.81% - 1.91%
----------------------------------------------------------------------------------------------------------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------
                                            ONE YEAR         THREE YEARS        FIVE YEARS        TEN YEARS
----------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                                     $    171          $     530         $     913         $   1,987
Value(1)                                        151                468               808             1,768
Small to Mid Cap                                173                536               923             2,009
International Equity                            195                603             1,037             2,245
High Yield Bond                                 143                443               766             1,680
Intermediate Fixed-Income                       131                409               708             1,556
Short-Intermediate Fixed-Income                 116                362               628             1,386
Mortgage Securities                             142                440               761             1,669
U.S. Government Money                            98                306               531             1,178
ALLOCATION FUNDS(2)
Income Allocation                          $    136          $     443         $     766         $   1,681
Income & Growth Allocation                      154                494               852             1,860
Balanced Allocation                             165                515               889             1,937
Growth & Income Allocation                      171                530               914             1,990
Growth Allocation                               181                563               968             2,103
Aggressive Growth Allocation                    189                601             1,034             2,237
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT THE WAIVER. IF SUCH AMOUNT WERE REFLECTED, EXPENSES WOULD BE LOWER.
(2) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.
--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|

The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month
--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (Principal security type for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security type for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                SHORT               U.S.
                                                         SMALL    INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                                        TO MID   NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                                  GROWTH   VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
---------------------------------------------------------------------------------------------------------------------------
Bond Market Volatility                  -         -        -          -        o         o        |)         o        ()
Company Risk                           |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                             -         -        -          -        o        |)        |)        ()        ()
Foreign Exposure                        -         -        -          o        -         -         -         -         -
Government Sponsored Enterprises        -         -        -          -        -        |)        |)         o         o
Inflation Risk                         ()        ()       ()         ()       |)         o         o         o         o
Issuer Risk                             -         -        -          -        o        |)        ()        ()        ()
Lower Rated Debt Securities             -         -        -          -        o        ()        ()         -         -
Portfolio Turnover                     ()         o       ()         |)        o        |)        ()         o         -
Prepayment Risk                         -         -        -          -       ()        ()        ()         o         -
Sector Risk                            |)        |)       |)         |)       |)        ()        ()         -         -
Smaller Company Risk                   ()        ()        o         |)        -         -         -         -         -
Stock Market Volatility                 o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                 GROWTH &                AGGRESSIVE
   RISK                              INCOME      GROWTH     BALANCED     INCOME        GROWTH      GROWTH
-------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)          |)          |)            |)          |)
Bond Market Volatility                  o           o          |)          |)            ()           -
Company Risk                           ()          ()          ()          ()            |)          |)
Credit Risk                            |)          |)          |)          ()            ()           -
Foreign Exposure                        -          ()          ()          |)            |)           o
Government Sponsored Enterprises        o          |)          |)          ()            ()           -
Inflation Risk                          o           o          |)          |)            ()          ()
Issuer Risk                            |)          |)          |)          ()            ()           -
Lower Rated Debt Securities            |)          |)          |)          |)            |)           -
Portfolio Turnover                     ()          ()          ()          ()            ()          ()
Prepayment Risk                        |)          ()          ()          ()            ()           -
Sector Risk                            ()          ()          ()          ()            |)          |)
Smaller Company Risk                    -          ()          ()          ()            |)          |)
Stock Market Volatility                 -          ()          |)          |)             o           o

--------------------------------------------------------------------------------
   KEY:       - n/a          ()  low          |) medium           o high
================================================================================

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact of a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (Principal risk for: All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (Principal risk for: Mortgage Securities Fund) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a lesser risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains

--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (Principal risk for: All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information will also be available in the Funds' report to shareholders beginning with the semi-annual report dated June 30, 2005.

Each Fund paid the following management fees in fiscal year 2004 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2004       FOR FISCAL YEAR 2004      FOR FISCAL YEAR 2004
--------------------------------------------------------------------------------------------------------------
Growth                                      0.64%                     0.45%                     0.19%
Value                                       0.56%                     0.45%                     0.11%
Small/Mid                                   0.94%                     0.60%                     0.34%
International                               0.83%                     0.55%                     0.28%
High Yield                                  0.54%                     0.36%                     0.18%
Intermediate                                0.57%                     0.33%                     0.24%
Short/Intermediate                          0.38%                     0.33%                     0.05%
Mortgage                                    0.52%                     0.36%                     0.16%
US Govt Money                               0.08%                     0.08%                     0.00%
Allocation Funds                            0.10%                     0.10%                     0.00%
--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. Mr. Deo has been with Accessor Capital since 1992 as CIO. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER     Enhanced Investments Technologies, LLC   2401  PGA  Boulevard,
                  Suite 100, Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $25.8 billion in assets under management as of December 31, 2004.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.

E. Robert Fernholz, PhD., Chief Investment Officer, David E. Hurley, Executive Vice President and Chief Operating Officer, Cary Maguire, PhD., Senior Investment Officer and Joseph W. Runnels, Vice President, Portfolio Management are jointly and primarily responsible for the day-to-day management of the Growth Fund.

Dr. Fernholz has been with INTECH for 18 years and has 25 years of investment experience. In co-managing the Fund, Dr. Fernholz oversees the management of the portfolio, specifically to implement and supervise the optimization process.

Mr. Hurley, CFA, has been with INTECH for 17 years and has 23 years of investment experience. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process.

Dr. Maguire joined INTECH in 1991. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process.

Mr. Runnels, CFA, has been with INTECH for seven years and has 13 years of investment experience. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY  MANAGER      Wellington Management Company, LLP, 75 State Street, Boston,
                    MA 02109

Wellington Management has managed the Value Fund since January 10, 2001. Tracing its origin to 1928, Wellington Management has approximately $469.9 billion of assets under management as of December 31, 2004.

Doris T. Dwyer, Vice President, has been the Portfolio Manager primarily responsible for the day-to-day management of the Value Fund since 2001. In managing the Fund, Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts. Ms. Dwyer has been with Wellington Management since 1998.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager agreed to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111

SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $98 billion in assets as of December 31, 2004.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA Funds Management, is the Senior Portfolio Manager primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER     Pictet International Management Limited, Level 37, Tower 42,
                  25 Old Broad Street, London, England EC2N 1HQ

Founded in 1980, Pictet International Management Limited has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $55 billion of assets under management as of December 31, 2004. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London is responsible for implementing the investment strategies of the International Equity Fund. This team of senior investment managers is comprised of: Richard Heelis, Head & Senior Investment Manager,

--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Fabio Paolini, Senior Investment Manager and Aylin Suntay, Senior Investment Manager and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and is now the Head of the Regional Equities Team. Mr. Paolini has been with Pictet since 1997 and Ms. Suntay has been with Pictet since 2001. Before joining Pictet, she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000

Prior to Pictet, J. P. Morgan Fleming Asset Management (London) Ltd. ("JPMorgan"), managed the International Equity Fund from January 7, 2002 through September 30, 2005. The fee paid to JPMorgan effective January 1, 2005 was computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $100,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER    Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                 Suite 900, Los Angeles, California   90067

FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.6 billion of assets under management as of December 31, 2004.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels is directly responsible for the day-to-day management of the Fund. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA,with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's non-investment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.


--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $529 million in assets under management as of December 31, 2004.

Xavier J. Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER BlackRock Financial Management, Inc., 40 E. 52nd Street, New York,
              NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $342 billion in assets under management as of December 31, 2004.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue,  Suite 3600,
        Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.3 billion in assets under management as of December 31, 2004.

Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the U.S. Government Money Fund and the Allocation Funds. Mr. Deo has been with Accessor Capital since 1992.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

--------------------------------------------------------------------------------
SEC REGULATORY MATTER|
---------------------|

As previously disclosed, Accessor Funds, Inc. and Accessor Capital received a document and information request from the Staff of the Fort Worth District Office of the SEC (the "Staff") in connection with a sweep examination relating to the performance fees charged by investment advisers to mutual funds. The
Funds voluntarily responded to the Staff's request in June 2004, and subsequently provided additional follow-up information that the Staff requested. The Funds and Accessor Capital received a deficiency letter from the Staff dated May 24, 2005 (the "Letter"). The Letter set forth deficiencies the Staff believed existed with respect to the performance fee calculation and charges by the Funds and Accessor Capital including: (i) Accessor Capital calculated performance fees contrary to certain requirements of the Investment Adviser Act;
(ii) the Money Manager agreements with the Funds did not meet certain requirements of the Investment Company Act of 1940; (iii) the Funds Board was not provided with sufficient information regarding how the performance fee was calculated; and (iv) the Funds disclosures in its Registration Statement and Shareholder Reports did not properly describe the performance fee calculation. The Letter further requests that the Funds evaluate and make a determination as to appropriate steps to be taken to address the stated deficiencies, including appropriate actions to ensure that the Funds and shareholders are fully compensated for any Fund overcharge of performance fees, and provide a formal written response to the Staff. The Letter states that the Funds and Accessor Capital should assess whether occurrences described in the Letter reflect weaknesses in their compliance culture and should take appropriate corrective action. The Funds' Board and Accessor Capital together with counsel are conducting an on-going review and analysis of matters related to those outlined in the Letter. No final decisions have been made as to the actions to be taken to respond to the Staff.



================================================================================
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not  be
---------------|                           |purchased  on days  when the NYSE is
                                           |closed for trading:  New Year's Day,
Not all Accessor Funds may be offered in |Martin Luther King, Jr. Day, your state of residence. Contact your |Presidents Day, Good Friday, financial intermediary or the Transfer |Memorial Day, Independence Day, Agent to ensure that the Fund you want |Labor Day, Thanksgiving Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 -------------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
------------------------------------------------------------------
Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:            $100 per Fund
Automatic Investment Plan:                        $100 per transaction
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING |
--------------|

Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check NAV on the Accessor website (www.accessor.com). For related information, see "Valuation of Securities" on page 58.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE |
--------------------------------
You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING |
--------------------------------

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).


--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

For the Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), they may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond
Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain small-cap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital may restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION |
---------------------
For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS |
---------------------------------

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o    BY MAIL.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES |
-------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day |------------------------------------
Settlement",  the  shareholder  will  be   |Redemption  requests for shares that
entitled to receive redemption  proceeds   |were  purchased  by  check  will  be
by  wire  on  the  same  day.   Requests   |honored  at the next NAV  calculated
received  "in good order" must  include:   |after  receipt  of  the   redemption
account name, account number, dollar or |request. However, redemption share amount of transaction, Fund(s) and |proceeds will not be transmitted allocation of investment, and signature |until the check used for the of authorized signer. Shareholders of |investment has cleared (up to 15 the U.S. Government Money Fund who elect |days after a deposit). The Transfer this option should be aware that their |Agent may charge a $10.00 processing
                                           |fee for each redemption check.
                                           -------------------------------------

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Marketing Timing/Excessive Trading Policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
     (206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES |
---------------------

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownershio to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.


--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are

--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares that will be allocated under the Accessor Funds' Distribution and Service Plan or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.


================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------
Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.

--------------------------------------------------------------------------------
                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  20.42      $  16.84      $ 22.29       $ 26.45      $ 34.82

 Net investment income (loss)(1)                  0.01          0.00(4)     (0.03)        (0.10)       (0.26)
 Net realized and unrealized gain (loss)
  on investments                                  2.23          3.58        (5.42)        (4.06)       (8.09)
Total from investment operations                  2.24          3.58        (5.45)        (4.16)       (8.35)

 Distributions from net investment income        (0.01)        (0.00)(4)       -             -            -
 Distributions from capital gains                   -             -            -             -         (0.02)
 Distributions in excess of capital gains           -             -            -             -            -
Total distributions                              (0.01)        (0.00)(4)       -             -         (0.02)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                $  22.65      $  20.42      $ 16.84       $ 22.29      $ 26.45


TOTAL RETURN(2)                                  10.96%        21.28%      (24.45)%      (15.73)%     (23.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $  2,687      $  3,319       $4,498       $30,830      $29,801
 Ratio of expenses to average net assets(3)       1.37%         1.32%        1.25%         1.34%        1.38%
 Ratio of net investment income (loss) to
  average net assets                              0.05%         0.00%       (0.13)%       (0.43)%      (0.78)%
Portfolio turnover rate                         141.00%        76.58%       66.00%        75.89%       89.32%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.

================================================================================
                                  accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 17.57       $ 13.64      $ 17.88       $ 20.61      $ 20.70

 Net investment income (loss)(1)                  0.14          0.09         0.07          0.06         0.15
 Net realized and unrealized gain (loss)
  on investments                                  2.34          3.96        (4.22)        (2.05)        0.21
Total from investment operations                  2.48          4.05        (4.15)        (1.99)        0.36

 Distributions from net investment income        (0.10)        (0.12)       (0.09)        (0.07)       (0.15)
 Distributions from capital gains                 0.00          0.00         0.00         (0.50)       (0.30)
 Distributions in excess of capital gains         0.00          0.00         0.00         (0.17)        0.00
Total distributions                              (0.10)        (0.12)       (0.09)        (0.74)       (0.45)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                 $ 19.95       $ 17.57      $ 13.64       $ 17.88      $ 20.61


TOTAL RETURN(2)                                  14.13%        29.92%      (23.20)%       (9.94)%       1.88%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 2,372       $ 2,545      $ 2,740       $27,157      $23,494
 Ratio of expenses to average net assets(3)       1.30%         1.31%        1.35%         1.40%        1.29%
 Ratio of net investment income to
  average net assets                              0.78%         0.60%        0.46%         0.34%        0.75%
Portfolio turnover rate                          88.83%       118.86%      117.49%       173.17%      139.61%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.

================================================================================
                                  accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 20.46       $ 14.28      $ 16.80       $ 19.67      $ 27.16

 Net investment income (loss)(1)                 (0.12)        (0.04)       (0.08)        (0.07)       (0.22)
 Net realized and unrealized gain (loss)
  on investments                                  3.86          6.22        (2.44)        (2.80)       (4.48)
Total from investment operations                  3.74          6.18        (2.52)        (2.87)       (4.70)

 Distributions from net investment income           -             -            -             -            -
 Distributions from capital gains                   -             -            -             -         (2.35)
 Distributions in excess of capital gains           -             -                          -         (0.44)
Total distributions                                 -             -            -             -         (2.79)

 Redemption fees                                  0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                 $ 24.20       $ 20.46      $ 14.28       $ 16.80      $ 19.67


TOTAL RETURN(2)                                  18.28%        43.28%      (15.00)%      (14.59)%     (18.60)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 3,414       $ 3,148       $3,157       $26,518      $29,934
 Ratio of expenses to average net assets(3)       1.67%         1.72%        1.52%         1.56%        1.72%
 Ratio of net investment loss to
  average net assets                             (0.56)%       (0.26)%      (0.53)%       (0.44)%      (0.89)%
Portfolio turnover rate                          46.31%        47.88%       44.59%        65.21%      141.73%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.

================================================================================
                                  accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.61      $   9.43      $ 11.11       $ 14.85      $ 21.33

 Net investment income (loss)(1)                  0.09          0.08         0.02         (0.04)       (0.09)
 Net realized and unrealized gain (loss)
  on investments(5)                               2.09          3.09        (1.73)        (3.70)       (5.01)
Total from investment operations                  2.18          3.17        (1.71)        (3.74)       (5.10)

 Distributions from net investment income           -             -            -             -            -
 Distributions from capital gains                   -             -            -             -         (1.36)
 Distributions in excess of capital gains           -             -            -             -         (0.02)
Total distributions                                 -             -            -             -         (1.38)

 Redemption fees(5)                               0.00(4)       0.01         0.03            -            -
NET ASSET VALUE, END OF PERIOD                 $ 14.79      $  12.61      $  9.43       $ 11.11      $ 14.85


TOTAL RETURN(2)                                  17.29%        33.72%      (15.12)%      (25.19)%     (24.92)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 1,159      $  1,272      $ 1,444       $25,190      $26,116
 Ratio of expenses to average net assets(3)       1.69%         1.83%        1.96%         1.96%        1.92%
 Ratio of net investment income (loss)
  to average net assets                           0.67%         0.76%        0.22%        (0.33)%      (0.51)%
Portfolio turnover rate                          15.91%        21.84%      107.71%       147.08%      166.49%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
(5) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.

================================================================================
                                  accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                     FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                    ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000(6)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.18      $   9.86      $ 10.61       $ 11.10      $ 12.00

 Net investment income (loss)(1)                  0.84          0.83         0.84          1.00         0.70
 Net realized and unrealized gain (loss)
  on investments(5)                               0.11          1.40        (0.75)        (0.48)       (0.97)
Total from investment operations                  0.95          2.23         0.09          0.52        (0.27)

 Distributions from net investment income        (0.83)        (0.91)       (0.84)        (1.01)       (0.63)
 Distributions from capital gains                   -             -            -             -            -
Total distributions                              (0.83)        (0.91)       (0.84)        (1.01)       (0.63)

 Redemption fees(5)                               0.00(4)       0.00(4)      0.00(4)         -            -
NET ASSET VALUE, END OF PERIOD                 $ 11.30      $  11.18      $  9.86       $ 10.61      $ 11.10


TOTAL RETURN(2)                                   8.95%        23.60%        1.02%         4.66%       (2.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 1,277      $    276      $ 1,157       $ 9,653      $ 9,600
 Ratio of expenses to average net assets(3)       1.28%         1.44%        1.44%         1.42%        1.36%*
 Ratio of net investment income to
  average net assets                              7.47%         8.51%        8.12%         8.93%        8.92%*
Portfolio turnover rate                          75.03%       154.85%      108.29%        37.07%       11.92%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($0.005) per share.
(5) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
(6)  Class commenced operations on May 1, 2000.

================================================================================
                                  accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.13      $  12.45      $ 11.89       $ 11.67      $ 11.30

 Net investment income (loss)(1)                  0.53          0.50         0.58          0.62         0.68
 Net realized and unrealized gain (loss)
  on investments                                 (0.13)         0.04         0.71          0.23         0.37
Total from investment operations                  0.40          0.54         1.29          0.85         1.05

 Distributions from net investment income        (0.53)        (0.50)       (0.58)        (0.63)       (0.68)
 Distributions from capital gains                (0.09)        (0.36)       (0.15)           -            -
Total distributions                              (0.62)        (0.86)       (0.73)        (0.63)       (0.68)

NET ASSET VALUE, END OF PERIOD                 $ 11.91      $  12.13      $ 12.45       $ 11.89      $ 11.67


TOTAL RETURN(2)                                   3.37%         4.41%       11.15%         7.46%        9.64%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $   982      $  6,745      $ 7,575       $ 8,690      $ 8,826
 Ratio of expenses to average net assets(3)       1.38%         1.24%        1.16%         1.15%        1.16%
 Ratio of net investment income to
  average net assets                              4.23%         3.96%        4.77%         5.22%        5.96%
Portfolio turnover rate                         125.84%       105.58%       93.56%        61.25%       42.88%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                  accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.18      $  12.34      $ 12.11       $ 11.98      $ 11.83

 Net investment income (loss)(1)                  0.38          0.39         0.50          0.58         0.65
 Net realized and unrealized gain (loss)
  on investments                                 (0.18)        (0.18)        0.23          0.15         0.15
Total from investment operations                  0.20          0.21         0.73          0.73         0.80

 Distributions from net investment income        (0.40)        (0.37)       (0.50)        (0.60)       (0.65)
 Distributions from capital gains                   -             -            -             -            -
Total distributions                              (0.40)        (0.37)       (0.50)        (0.60)       (0.65)

NET ASSET VALUE, END OF PERIOD                 $ 11.98      $  12.18      $ 12.34       $ 12.11      $ 11.98


TOTAL RETURN(2)                                   1.71%         1.74%        6.21%         6.15%        7.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 1,730      $  6,968      $ 7,453       $ 7,754      $ 7,982
 Ratio of expenses to average net assets(3)       1.08%         1.11%        1.12%         1.18%        1.16%
 Ratio of net investment income to
  average net assets                              2.99%         3.15%        4.13%         4.77%        5.49%
Portfolio turnover rate                          74.14%        86.10%       50.96%        83.37%       54.48%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                  accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.69      $  13.05      $ 12.69       $ 12.52      $ 11.98

 Net investment income (loss)(1)                  0.40          0.32         0.61          0.65         0.68
 Net realized and unrealized gain (loss)
  on investments                                  0.02         (0.09)        0.33          0.22         0.54
Total from investment operations                  0.42          0.23         0.94          0.87         1.22

 Distributions from net investment income        (0.40)        (0.34)       (0.52)        (0.64)       (0.68)
 Distributions from capital gains                (0.07)        (0.25)       (0.06)        (0.06)        0.00
Total distributions                              (0.47)        (0.59)       (0.58)        (0.70)       (0.68)

NET ASSET VALUE, END OF PERIOD                 $ 12.64      $  12.69      $ 13.05       $ 12.69      $ 12.52


TOTAL RETURN(2)                                   3.40%         1.80%        7.57%         7.14%       10.58%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 1,226      $  1,362      $ 2,137       $17,481      $18,531
 Ratio of expenses to average net assets(3)       1.29%         1.32%        1.31%         1.37%        1.37%
 Ratio of net investment income to
  average net assets                              3.16%         2.45%        4.54%         5.12%        5.63%
Portfolio turnover rate                         324.40%       425.28%      294.60%       228.07%      263.34%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                  accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2004         2003          2002         2001          2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   1.00      $   1.00      $  1.00       $  1.00      $  1.00
 Net investment income(1)                         0.01          0.00         0.01          0.03         0.05
 Distributions from net investment income        (0.01)        (0.00)       (0.01)        (0.03)       (0.05)
NET ASSET VALUE, END OF PERIOD                $   1.00      $   1.00      $  1.00       $  1.00      $  1.00


TOTAL RETURN(2)                                   0.68%         0.35%        0.94%         3.30%        5.47%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 12,689      $ 15,832      $20,228       $ 9,651      $ 7,746
 Ratio of expenses to average net assets(3)       0.71%         0.85%        0.97%         0.94%        0.95%
 Ratio of net investment income to
  average net assets                              0.63%         0.35%        0.88%         3.20%        5.35%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                  accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 15.29       $ 15.19      $ 15.09       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.42          0.46         0.63          0.75           -
 Net realized and unrealized gain (loss)
  on investments                                 (0.08)         0.16         0.13          0.06           -
Total from investment operations                  0.34          0.62         0.76          0.81           -

 Distributions from net investment income        (0.42)        (0.45)       (0.62)        (0.72)          -
 Distributions from capital gains                (0.04)        (0.07)       (0.03)        (0.00)          -
 Distributions in excess of capital gains           -             -           -              -            -
 Distributions from return of capital               -             -         (0.01)           -            -
Total distributions                              (0.46)        (0.52)       (0.66)        (0.72)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.17       $ 15.29      $ 15.19       $ 15.09      $ 15.00


TOTAL RETURN(2)                                   2.28%         4.17%        5.16%         5.49%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 3,266       $ 3,015      $ 2,840       $ 1,596      $   454
 Ratio of gross expenses to average net assets    0.92%         0.79%        0.74%         1.67%        0.60%*
 Ratio of net expenses to average net assets      0.70%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.54%         2.78%        4.05%         3.84%       (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                              2.77%         2.96%        4.18%         4.92%       (0.60)%*
Portfolio turnover rate                          33.21%        52.48%       50.44%        38.76%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized

================================================================================
                                  accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.83       $ 13.48      $ 14.32       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.31          0.33         0.41          0.54           -
 Net realized and unrealized gain (loss)
  on investments                                  0.55          1.40        (0.82)        (0.70)          -
Total from investment operations                  0.86          1.73        (0.41)        (0.16)          -

 Distributions from net investment income        (0.30)        (0.32)       (0.40)        (0.49)          -
 Distributions from capital gains                (0.02)        (0.06)       (0.03)        (0.03)          -
Total distributions                              (0.32)        (0.38)       (0.43)        (0.52)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.37       $ 14.83      $ 13.48       $ 14.32      $ 15.00


TOTAL RETURN(2)                                   5.88%        13.00%       (2.92)%       (1.04)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 4,602       $ 3,818      $ 3,473       $ 3,808      $ 2,306
 Ratio of gross expenses to average net assets    0.83%         0.80%        0.78%         1.26%        0.60%*
 Ratio of net expenses to average net assets      0.70%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.93%         2.15%        2.82%         3.01%       (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                              2.06%         2.35%        3.00%         3.67%       (0.60)%*
Portfolio turnover rate                          19.76%        26.08%       24.38%        22.19%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized

================================================================================
                                  accessor 72

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.39       $ 12.38      $ 13.85       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.23          0.26         0.30          0.39           -
 Net realized and unrealized gain (loss)
  on investments                                  0.98          2.05        (1.46)        (1.16)          -
Total from investment operations                  1.21          2.31        (1.16)        (0.77)          -

 Distributions from net investment income        (0.22)        (0.27)       (0.29)        (0.33)          -
 Distributions from capital gains                (0.00)(4)     (0.03)       (0.02)        (0.05)          -
Total distributions                              (0.22)        (0.30)       (0.31)        (0.38)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.38       $ 14.39      $ 12.38       $ 13.85      $ 15.00


TOTAL RETURN(2)                                   8.49%        18.86%       (8.40)        (5.07)        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 7,219       $ 6,994      $ 6,492       $ 6,536      $ 4,984
 Ratio of gross expenses to average net assets    0.75%         0.73%        0.73%         0.90%        0.60%*
 Ratio of net expenses to average net assets      0.69%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.53%         1.83%        2.21%         2.48%       (0.60)%*
 Ratio of net investment income (loss)to
  average net assets                              1.59%         1.96%        2.34%         2.78%       (0.60)%*
Portfolio turnover rate                          20.59%        19.58%       21.72%        15.60%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
(4)  Less than ($0.005) per share.
*    Annualized

================================================================================
                                  accessor 73

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.14       $ 11.86      $ 13.65       $ 15.02      $ 15.00

 Net investment income (loss)(1)                  0.19          0.21         0.25          0.33           -
 Net realized and unrealized gain (loss)
  on investments                                  1.19          2.31        (1.78)        (1.42)        0.02
Total from investment operations                  1.38          2.52        (1.53)        (1.09)        0.02

 Distributions from net investment income        (0.19)        (0.21)       (0.25)        (0.25)          -
 Distributions from capital gains                (0.02)        (0.03)       (0.01)        (0.03)          -
Total distributions                              (0.21)        (0.24)       (0.26)        (0.28)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.31       $ 14.14      $ 11.86       $ 13.65      $ 15.02


TOTAL RETURN(2)                                   9.79%        21.41%      (11.29)%       (7.27)%      13.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 6,361       $ 3,818      $ 3,081       $ 2,026      $    87
 Ratio of gross expenses to average net assets    0.74%         0.73%        0.74%         0.94%        0.60%*
 Ratio of net expenses to average net assets      0.68%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.38%         1.56%        1.85%         2.07%       (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                              1.43%         1.69%        1.99%         2.41%       (0.60)%*
Portfolio turnover rate                          12.74%        19.56%       32.07%         6.44%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized

================================================================================
                                  accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.62       $ 10.80      $ 13.00       $ 15.00      $ 15.00

 Net investment income (loss)(1)                  0.11          0.14         0.13          0.16           -
 Net realized and unrealized gain (loss)
  on investments                                  1.55          2.82        (2.21)        (1.98)          -
Total from investment operations                  1.66          2.96        (2.08)        (1.82)          -

 Distributions from net investment income        (0.11)        (0.14)       (0.13)        (0.14)          -
 Distributions from capital gains                   -             -            -          (0.04)          -
Total distributions                              (0.11)        (0.14)       (0.13)        (0.18)          -

NET ASSET VALUE, END OF PERIOD                 $ 15.17       $ 13.62      $ 10.80       $ 13.00      $ 15.00


TOTAL RETURN(2)                                  12.22%        27.59%      (15.91)%      (12.13)%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 9,746       $ 8,049      $ 7,080       $ 8,441      $ 7,463
 Ratio of gross expenses to average net assets    0.75%         0.72%        0.72%         0.82%        0.60%*
 Ratio of net expenses to average net assets      0.69%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  0.75%         1.09%        0.99%         1.02%       (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                              0.81%         1.21%        1.10%         1.24%       (0.60)%*
Portfolio turnover rate                          15.63%        16.85%        9.59%        14.93%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*    Annualized

================================================================================
                                  accessor 75

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                           FOR FISCAL YEAR                      FOR PERIOD
FOR A SHARE OUTSTANDING                                         YEAR ENDED 12/31                     ENDED 12/31
THROUGHOUT THE PERIOD                            2004          2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.94       $  9.95      $ 12.51       $ 14.99      $ 15.00

 Net investment income (loss)(1)                 (0.02)        (0.01)       (0.02)        (0.04)          -
 Net realized and unrealized gain (loss)
  on investments                                  1.84          3.00        (2.53)        (2.37)       (0.01)
Total from investment operations                  1.82          2.99        (2.55)        (2.41)       (0.01)

 Distributions from net investment income        (0.00)(4)        -            -             -            -
 Distributions from capital gains                   -             -         (0.01)        (0.04)          -
 Distributions in excess of capital gains           -             -            -          (0.03)          -
Total distributions                              (0.00)(4)        -         (0.01)        (0.07)          -

NET ASSET VALUE, END OF PERIOD                 $ 14.76       $ 12.94      $  9.95       $ 12.51      $ 14.99


TOTAL RETURN(2)                                  14.01%        30.15%      (20.41)%      (16.09)%      (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 9,782       $ 8,059      $ 6,504       $ 8,476      $ 7,159
 Ratio of gross expenses to average net assets    0.80%         0.75%        0.73%         0.89%        0.60%*
 Ratio of net expenses to average net assets      0.70%         0.60%        0.60%         0.60%        0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                 (0.24)%       (0.22)%      (0.34)%       (0.58)%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                             (0.14)%       (0.07)%      (0.21)%       (0.29)%      (0.60)%*
Portfolio turnover rate                           3.61%         7.27%        8.11%        30.99%        0.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
(4)  Less than ($0.005) per share.
*    Annualized

================================================================================
                                  accessor 76

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
---------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX L S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2004, there were 178 companies in the Growth Index and 322 companies in the Value Index.

--------------------------------------------------------------------------------
                                  accessor 77

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

Beginning December 1, 2005:

S&P 500/Citigroup Growth Index ~ S&P 500/Citigroup Value Index

Standard & Poors, in collaboration with Citigroup, has constructed the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P 500/Citigroup Value Index (the "Value Index") to separate the S&P 500 Index into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors--three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.

--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------
                                  accessor 78

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2004, the MSCI + EM Index consisted of 1801 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.32%, Belgium 1.19%, Denmark 0.70%, Finland 1.25%, France 8.40%, Germany 6.21%, Greece 0.49%, Hong Kong 1.51%, Ireland0.77%, Italy 3.85%, Japan 19.46%, Netherlands 4.25%, New Zealand 0.20%, Norway 0.54%, Portugal 0.32%, Singapore 0.73%, Spain 3.65%, Sweden 2.24%, Switzerland 6.09%, United Kingdom 22.25%.

Emerging Markets: Argentina 0.06%, Brazil 1.06%, Chile 0.21%, China 0.86%, Colombia 0.02%, Czech Republic 0.09%, Egypt 0.05%, Hungary 0.18%, India 0.63%, Indonesia 0.21%, Israel 0.41%, Jordan 0.02%, Korea 1.96%, Malaysia 0.44%, Mexico 0.71%, Morocco 0.04%, Pakistan 0.02%, Peru 0.05%, Philippines 0.05%, Poland 0.22%, Russia 0.39%, South Africa 1.37%, Taiwan 1.55%, Thailand 0.27%, Turkey 0.20%, Venezuela 0.02%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2004, the value of the MSCI EAFE + EM Index was 284.4.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
--------------------------------------------------------------------------------
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                 |
GOVERNMENT/CREDIT INDEX          |
GOVERNMENT/CREDIT 1-5 YEAR INDEX |
U.S. CORPORATE HIGH YIELD INDEX  |
MORTGAGE-BACKED SECURITIES INDEX |
---------------------------------|

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.

--------------------------------------------------------------------------------
                                  accessor 80

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com
                    ----------------

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov
                    -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 84

--------------------------------------------------------------------------------

                   ACCESSOR FUNDS, INC. * A & C CLASS SHARES
--------------------------------------------------------------------------------

                                   PROSPECTUS
--------------------------------------------------------------------------------

           [LOGO] ACCESSOR                           April 30, 2005
                  ------

                      AS SUPPLEMENTED ON NOVEMBER 3, 2005

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  NOT FDIC INSURED                 NO BANK GUARANTEE         MAY LOSE VALUE

--------------------------------------------------------------------------------







                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................42
   Management, Organization and Capital Structure............................48
   A Class and C Class General...............................................54

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................59
   Exchanging Fund Shares....................................................63
   Redeeming Fund Shares.....................................................64
   Dividends and Distributions...............................................66
   Valuation of Securities...................................................67
   Taxation..................................................................68
   Privacy Policy............................................................68
   Financial Highlights......................................................69

APPENDIX A
   Description of Fund Indices...............................................84








--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------


o A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the A Class and C Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:

     UNDERLYING EQUITY FUNDS:             UNDERLYING FIXED-INCOME FUNDS:
       Growth Fund                          High Yield Bond Fund
       Value Fund                           Intermediate Fixed-Income Fund
       Small to Mid Cap Fund                Short-Intermediate Fixed-Income Fund
       International Equity Fund            Mortgage Securities Fund
                                            U.S.  Government Money Fund

     ALLOCATION FUNDS:                    ALLOCATION FUNDS:
       Income Allocation Fund               Growth & Income Allocation Fund
       Income & Growth Allocation Fund      Growth Allocation Fund
       Balanced Allocation Fund             Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o  A variety of equity, fixed-income and balanced mutual funds.
o When used together, designed to help investors realize the benefits of asset allocation and diversification.
o  Managed  and  administered  by  Accessor  Capital  Management  LP  ("Accessor
   Capital").
o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 44.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

              DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER,
                         GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Growth Index. See Appendix A for additional information. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant underperformance.

The underlying premise of the strategy is to build portfolios of companies where price volatility is monitored. Such strategy seeks to produce returns in excess of the benchmark. The underlying assumption of INTECH's investment process is that large cap markets are efficient in the sense that stock prices tend to reach equilibrium fairly quickly. INTECH's process searches for stocks with high relative volatility and low correlation to build portfolios whose total return will exceed the return of the component stocks.

INTECH does not manage a strategy based on exploiting inefficiencies in the market by attempting to predict alpha, but rather capitalizes on the natural volatility of stock prices in order to build a portfolio with market like risk, but the potential for above market returns.

The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                 GROWTH FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -1.23%                                                     -1.40%
    AS OF 3/31/05         11.10           20.72   10.40        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER            04              03      04          BEST QUARTER
        9.52%                                                      9.48%
   4TH QTR 2003                                                4TH QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -2.14%                                                     -2.29%
   3RD QTR 2004                                                3RD QTR 2004


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03          4.71%          10.31%
C Class returns before taxes*                                          12/30/02         10.40%          15.23%
C Class returns after taxes on distributions*                          12/30/02         10.40%          15.23%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02          6.76%          13.11%
S&P 500/BARRA Growth Index(1)                                                            6.13%          15.49%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU MAY BE ASSESSED  A 1% REDEMPTION IF YOU REDEEM YOUR  C CLASS SHARES  WITHIN ONE YEAR  OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. Wellington Management attempts to exceed the performance of the Fund's benchmark, the S&P 500/BARRA Value Index, over a cycle of five years until November 30, 2005. Effective December 1, 2005, the benchmark will be changed to the S&P 500/Citigroup Value Index. See Appendix A for additional information. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive investment opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o    Stock Market Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                  VALUE FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -1.98%                                                     -2.13%
    AS OF 3/31/05         14.24           29.20   13.56        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER            04              03      04          BEST QUARTER
       13.28%                                                     17.18%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -1.98%                                                     -5.28%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03          7.68%           16.46%
C Class returns before taxes*                                          12/30/02         13.56%           21.25%
C Class returns after taxes on distributions*                          12/30/02         13.54%           21.22%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02          8.85%           18.35%
S&P 500/BARRA Value Index(1)                                                            15.71%           23.49%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU MAY BE ASSESSED  A  1%  REDEMPTION  IF  YOU REDEEM YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers ---------------------------------------
have a capitalization of $1 billion or |SPECIAL NOTE: As of March 31, 2005, less at the time of investment and |the market capitalization of the Dow
medium capitalization issuers have a |Jones Wilshire 4500 Completion Index capitalization ranging from $1 billion |ranged from under $1 million for the to $10 billion at the time of |smallest company to $91 billion for investment. In addition, the Fund will |the largest company. The weighted seek to maintain an average market |average market value of the Index was capitalization similar to and will |$7.99 billion, which may vary from
attempt  to  have  a  roughly   similar  |month to month.
distribution   of   stocks   by  market  ---------------------------------------
capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation. The Fund may also invest in futures for cash management purposes to meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.



* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
            SMALL TO MID CAP FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -1.17%                                                     -1.26%
    AS OF 3/31/05         18.35           42.54   17.66        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER            04              03      04          BEST QUARTER
       15.02%                                                     20.94%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -1.17%                                                     -4.31%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                           SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE          1 YEAR           INCEPTION*
-------------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03         11.55%            21.39%
C Class returns before taxes*                                          12/30/02         17.66%            29.68%
C Class returns after taxes on distributions*                          12/30/02         17.66%            29.68%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         11.48%            25.76%
Dow Jones Wilshire 4500 Completion Index (market capitalization)(1)                     18.57%            30.60%
Dow Jones Wilshire 4500 Completion Index (float adjusted)(1)                            18.10%            30.33%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           INDEX MEASURED FROM 12/31/02
*YOU  MAY  BE  ASSESSED  A 1% REDEMPTION  IF YOU REDEEM YOUR  C CLASS SHARES WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FORMERLY THE WILSHIRE 4500 INDEX) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. THE FUND DETERMINED TO REPLACE THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) WITH THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED), AS FLOAT ADJUSTMENT HELPS TO BETTER ALIGN THE DEMAND FOR THESE SHARES BY INVESTORS (INCLUDING INDEXERS) WITH THE AVAILABLE SUPPLY AND THE METHODOLOGY PROVIDES A BETTER REPRESENTATION OF THE TRUE, INVESTABLE MARKET. THE SUPPLY/DEMAND BALANCE IMPLIED BY FLOAT ADJUSTMENT BENEFITS INVESTORS WITH BOTH CASH FLOW-INDUCED ACTIVITY AND WHEN INDEX PROVIDERS INCORPORATE CHANGES IN INDEXES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (MARKET CAPITALIZATION) FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT ADJUSTED) IN THE FUTURE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States, so that the Fund's investments are diversified among a number of countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Effective October 1, 2005, Pictet International Management Limited ("Pictet") will serve as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in the stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM Index. Pictet will attempt to exceed the performance of the MSCI EAFE + EM Index over a cycle of five years. Prior to October 1, 2005, J. P. Morgan Fleming Asset Management (London) Ltd. was the Money Manager of the International Equity Fund.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
          INTERNATIONAL EQUITY FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -1.32%                                                     -1.47%
    AS OF 3/31/05         17.45           33.09   16.68        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER            04              03      04          BEST QUARTER
       16.26%                                                     20.77%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -1.32%                                                    -10.58%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR         INCEPTION*
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03          10.70%          21.78%
C Class returns before taxes*                                          12/30/02          16.68%          25.19%
C Class returns after taxes on distributions*                          12/30/02          16.68%          25.19%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02          10.84%          21.81%
MSCI EAFE+EM Index(1)                                                                    21.26%          30.62%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU  MAY  BE  ASSESSED A  1% REDEMPTION IF YOU REDEEM YOUR  C CLASS SHARES WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred
to as "junk  bonds." This policy may not   ------------------------------------
be materially revised unless Fund |DURATION: One of the fundamental shareholders are notified at least 60 |tools used by money managers in days in advance of the proposed change. |security selection, is a measure of High yield debt securities are those |the price sensitivity of a debt
rated lower than BBB by Standard & |security or a portfolio of debt Poor's Corporation ("S&P") or lower than |securities to relative changes in Baa by Moody's Investors Services, Inc. |interest rates. For instance, a
("Moody's"),   or   unrated   securities   |duration  of  "three"  means  that a
judged to be of comparable quality by |portfolio's or security's price the Money Manager. The Fund will |would be expected to decrease by normally invest in securities that, at |approximately 3% with a 1% increase the time of initial investment, are |in interest rates (assuming a rated lower than BBB- and higher than |parallel shift in the yield curve). CC+ by S&P or rated lower than Baa3 and |As of March 31, 2005, the Lehman higher than Ca by Moody's. The Fund will |Brothers U.S. Corporate High Yield normally seek an aggregate |Index duration was 5.50 years,
dollar-weighted     average    portfolio   |although  the  duration  will likely
duration that does not vary outside of a   |vary in the future.
band of plus or minus  20% from  that of   ------------------------------------
the Fund's benchmark, the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index. The Fund may also invest in dollar denominated, noninvestment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             HIGH YIELD BOND FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.89%                                                     -1.07%
    AS OF 3/31/05          9.25           22.95    8.39        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
        5.89%                                                      8.27%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -0.89%                                                     -1.07%
   1ST QTR 2005                                                1ST QTR 2005


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03         4.06%            8.11%
C Class returns before taxes*                                          12/30/02         8.39%           15.39%
C Class returns after taxes on distributions*                          12/30/02         5.78%           12.38%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         5.37%           11.40%
Lehman Brothers U.S. Corporate High Yield Index(1)                                     11.14%           19.72%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU MAY  BE ASSESSED A  1% REDEMPTION  IF YOU REDEEM YOUR  C CLASS SHARES WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                  accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund -------------------------------------
shareholders are notified at least 60 |DURATION: one of the fundamental days in advance of the proposed change. |tools used by money managers in The Fund primarily invests in corporate |security selection, is a measure of bonds, U.S. Government or agency |the price sensitivity of a debt
securities and asset-backed securities |security or a portfolio of debt that are of investment grade quality or |securities to relative changes in
that  are  unrated  but  judged  to be of  |interest  rates.  For  instance,   a
comparable quality or higher by the Money  |duration  of  "three"  means  that a
Manager. The Fund will normally seek to |portfolio's or security's price have a dollar-weighted average portfolio |would be expected to decrease by duration of between three and eight years |approximately 3% with a 1% increase and normally invests in securities so |in interest rates (assuming a that the Fund's duration does not vary |parallel shift in the yield curve). more or less than 20% from that of the |As of March 31, 2005, the LBGC Index Fund's benchmark, the Lehman Brothers |duration was 5.8 years, although Government/ Credit Index (the "LBGC |the duration will likely vary in the Index"). The Fund invests principally in |future.
debt securities  rated A or higher by S&P  -------------------------------------
or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's or debt securities unrated but judged to be of comparable quality by the Money Manager. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
        INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
     YEAR-TO-DATE     EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.27%                                                     -0.45%
    AS OF 3/31/05          3.64           3.86     2.95        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
        3.28%                                                      3.75%
   3RD QTR 2004                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -3.15%                                                     -3.32%
   2ND QTR 2004                                                2ND QTR 2004


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03        -1.29%           -0.53%
C Class returns before taxes*                                          12/30/02         2.95%            3.31%
C Class returns after taxes on distributions*                          12/30/02         1.44%            1.65%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         2.05%            2.00%
Lehman Brothers Government/Credit Index(1)                                              4.21%            4.44%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU MAY  BE  ASSESSED  A  1% REDEMPTION IF YOU REDEEM YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund  -------------------------------------
seeks  to  achieve  its   objective   by  | DURATION:  one  of  the  fundamental
investing at least 80% of its assets in | tools used by money managers in fixed-income securities. This policy may | security selection, is a measure of not be materially revised unless Fund | the price sensitivity of a debt
shareholders are notified at least 60 | security or a portfolio of debt days in advance of the proposed change. | securities to relative changes in The Fund primarily invests in corporate | interest rates. For instance, a
bonds,   U.S.   Government   or   agency  | duration  of  "three"  means  that a
securities and asset-backed securities | portfolio's or security's price that are of investment grade quality or | would be expected to decrease by
that are unrated but judged to be of | approximately 3% with a 1% increase comparable quality or higher by the | in interest rates (assuming a Money Manager. The Fund will normally | parallel shift in the yield curve). seek to have a dollar-weighted average | As of March 31, 2005, the LBGC 1-5
portfolio duration of not less than two | Index duration was 2.46 years, years nor more than five years and | although the duration will likely normally invests in securities so that | vary in the future.
the Fund's  duration  does not vary more  -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
    SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.31%                                                     -0.48%
    AS OF 3/31/05          1.86           1.18     1.21        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
        1.72%                                                      1.60%
   3RD QTR 2004                                                1ST QTR 2004
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -1.64%                                                     -1.74%
   2ND QTR 2004                                                2ND QTR 2004


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.98%           -2.29%
C Class returns before taxes*                                           12/30/02         1.21%            1.15%
C Class returns after taxes on distributions*                           12/30/02         0.21%            0.22%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         0.79%            0.44%
Lehman Brothers Government/Credit 1-5 Year Index(1)                                      1.86%            2.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU MAY BE ASSESSED  A  1%  REDEMPTION  IF  YOU  REDEEM YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);
o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
o    rigorous  quantitative  analysis to  --------------------------------------
     security valuation (mathematically | DURATION: one of the fundamental analyzing a security's value); and | tools used by money managers in
o    quality credit analysis  (analyzing  | security selection,  is a measure of
     a security's credit quality).        | the  price  sensitivity  of  a  debt
                                          | security  or  a  portfolio  of  debt
BlackRock's Investment Strategy | securities to relative changes in Committee determines the firm's broad | interest rates. For instance, a
investment     strategy     based     on  | duration  of  "three"  means  that a
macroeconomics (for example, interest | portfolio's or security's price rate trends) and market trends, as well | would be expected to decrease by as input from risk management and credit | approximately 3% with a 1% increase committee professionals. Fund managers | in interest rates (assuming a
then implement this strategy by | parallel shift in the yield curve). selecting the sectors and securities | As of March 31, 2005, the duration
which offer the greatest relative value | of the LBM Index was 3.25 years, within investment guidelines. Investment | although the duration will likely selections will be based on fundamental | vary in the future.
economic,   market  and  other   factors  --------------------------------------
leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================

high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity which can cause greater price volatility if interest rates change.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower.The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           MORTGAGE SECURITIES FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.23%                                                      0.47%
    AS OF 3/31/05          3.63           1.30     2.85        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       2.35%                                                      2.17%
   3RD QTR 2004                                                3RD QTR 2004
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       -1.45%                                                     -1.63%
   2ND QTR 2004                                                2ND QTR 2004


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.30%           -0.50%
C Class returns before taxes*                                           12/30/02         2.85%            2.03%
C Class returns after taxes on distributions*                           12/30/02         1.74%            0.90%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         1.85%            1.10%
Lehman Brothers Mortgage-Backed Securities Index(1)                                      4.70%            3.87%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU MAY BE  ASSESSED  A  1%  REDEMPTION  IF  YOU REDEEM YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       0.44%                                                       0.37%
    AS OF 3/31/05          0.68           0.35    -0.33        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       0.44%                                                      0.37%
   1ST QTR 2005                                                1ST QTR 2005
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
       0.09%                                                      0.07%
   1ST QTR 2004                                                2ND QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        0.68%            0.62%
C Class returns before taxes*                                           12/30/02        0.68%            0.51%
Citigroup 3 Month T-Bill Index(1)                                                       1.24%            1.16%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU  MAY BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
The Fund's 7-day effective yield on 3/31/05 was 2.01% for the A Class Shares and 1.71% for the C Class Shares.














--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 65% and 35%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%         0%-10%
    Growth                                0.0%           0-5%
    Value                                 0.0%           0-5%
    Small to Mid Cap                      0.0%           0-5%
    International Equity                  0.0%           0-5%
FIXED-INCOME FUNDS                       65.0%        50%-95%       [PIE CHART]
    High Yield Bond                      10.0%          5-20%
    Intermediate Fixed-Income             7.0%          0-20%
    Short-Intermediate Fixed-Income      41.0%         20-60%
    Mortgage Securities                   7.0%          5-30%
MONEY MARKET FUNDS                       35.0%         5%-40%
    U.S. Government Money**              35.0%          5-40%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater price volatility if interest rates change.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            INCOME ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.18%                                                     -0.30%
    AS OF 3/31/05          2.53           3.62     1.77        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       1.77%                                                      1.93%
   3RD QTR 2004                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -1.12%                                                     -1.29%
   2ND QTR 2004                                                2ND QTR 2004


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.34%           -1.14%
C Class returns before taxes*                                           12/30/02         1.77%            2.65%
C Class returns after taxes on distributions*                           12/30/02         0.89%            1.71%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         1.19%            1.74%
Lehman Brothers Aggregate Bond Index(1)                                                  4.34%            4.22%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU  MAY  BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             30.0%        20%-40%
    Growth                               10.5%          5-15%
    Value                                 9.0%          5-15%
    Small to Mid Cap                      4.5%          2-12%
    International Equity                  6.0%          0-10%
FIXED-INCOME FUNDS                       50.0%        30%-75%       [PIE CHART]
    High Yield Bond                       7.0%          5-20%
    Intermediate Fixed-Income             8.0%          0-20%
    Short-Intermediate Fixed-Income      27.0%         15-40%
    Mortgage Securities                   8.0%          0-20%
MONEY MARKET FUNDS                       20.0%         5%-25%
    U.S. Government Money**              20.0%          5-25%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------
















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o    Sector   Risk.   Issuers   within  an  industry  or   economic   sector  or
geographic region can react differently to political or economic developments than the market as a whole.

o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.
















--------------------------------------------------------------------------------
                                   accessor 25

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


================================================================================
       INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.67%                                                     -0.75%
    AS OF 3/31/05          6.05           12.42    5.32        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       4.63%                                                      6.68%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -0.67%                                                     -0.75%
   1ST QTR 2005                                                1ST QTR 2005


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        -0.05%           3.51%
C Class returns before taxes*                                           12/30/02         5.32%           8.83%
C Class returns after taxes on distributions*                           12/30/02         4.72%           8.11%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         3.48%           7.16%
Lehman Brothers Aggregate Bond Index(1)                                                  4.34%           4.22%
MSCI AC World Index Free(2)                                                             15.25%          24.16%
S&P 500(3)                                                                              10.87%          19.46%
Composite Index(4)                                                                       6.30%          10.20%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU  MAY BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 37% and 13%, respectively as set forth below, although Accessor Capital Management may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%
FIXED-INCOME FUNDS                       37.0%        25%-60%      [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%
MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o    Sector   Risk.   Issuers   within  an  industry  or   economic   sector  or
geographic region can react differently to political or economic developments than the market as a whole.

o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.


--------------------------------------------------------------------------------
                                   accessor 28

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           BALANCED ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
       -0.85%                                                     -1.00%
    AS OF 3/31/05          8.69           18.33    8.01        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       7.20%                                                      9.64%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -0.85%                                                     -1.52%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        2.44%            7.48%
C Class returns before taxes*                                           12/30/02        8.01%           13.06%
C Class returns after taxes on distributions*                           12/30/02        7.64%           12.55%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        5.24%           10.94%
Lehman Brothers Aggregate Bond Index(1)                                                 4.34%            4.22%
MSCI AC World Index Free(2)                                                            15.25%           24.16%
S&P 500(3)                                                                             10.87%           19.46%
Composite Index(4)                                                                      7.61%           14.19%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU  MAY BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.






--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 33%, and 7%, respectively as set forth below, although Accessor Capital may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o    Sector   Risk.   Issuers   within  an  industry  or   economic   sector  or
geographic region can react differently to political or economic developments than the market as a whole.

o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.










--------------------------------------------------------------------------------
                                   accessor 31

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
      -1.01%                                                      -1.10%
    AS OF 3/31/05          9.93           20.95    9.12        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
       8.47%                                                     11.20%
   4TH QTR 2004                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -1.01%                                                     -2.46%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        3.61%            9.40%
C Class returns before taxes*                                           12/30/02        9.12%           14.94%
C Class returns after taxes on distributions*                           12/30/02        8.82%           14.51%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        5.99%           12.63%
Lehman Brothers Aggregate Bond Index(1)                                                 4.34%            4.22%
MSCI AC World Index Free(2)                                                            15.25%           24.16%
S&P 500(3)                                                                             10.87%           19.46%
Composite Index(4)                                                                      8.26%           16.18%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         INDEX MEASURED FROM 12/31/02
*YOU  MAY BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 16%, and 4%, respectively as set forth below, although Accessor Capital may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%        70%-90%
    Growth                               26.0%         19-30%
    Value                                24.5%         19-30%
    Small to Mid Cap                     13.5%          7-20%
    International Equity                 16.0%         10-25%
FIXED-INCOME FUNDS                       16.0%         5%-30%       [PIE CHART]
    High Yield Bond                       5.0%          0-15%
    Intermediate Fixed-Income             5.0%          0-15%
    Short-Intermediate Fixed-Income       6.0%          0-15%
    Mortgage Securities                   0.0%          0-15%
MONEY MARKET FUNDS                        4.0%          0%-5%
    U.S. Government Money**               4.0%           0-5%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT NOTICE TO SHAREHOLDERS.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can cause greater volatility if interest rates change.








--------------------------------------------------------------------------------
                                   accessor 34

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            GROWTH ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
      -1.21%                                                      -1.35%
    AS OF 3/31/05         12.43           27.04   11.67        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
      11.37%                                                     14.29%
   3RD QTR 2004                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -1.21%                                                     -3.63%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        5.96%            13.49%
C Class returns before taxes*                                           12/30/02       11.67%            19.21%
C Class returns after taxes on distributions*                           12/30/02       11.57%            18.99%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        7.62%            16.46%
Lehman Brothers Aggregate Bond Index(1)                                                 4.34%             4.22%
MSCI AC World Index Free(2)                                                            15.25%            24.16%
S&P 500(3)                                                                             10.87%            19.46%
Composite Index(4)                                                                      9.57%            20.17%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU  MAY  BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.
(4) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below, although Accessor Capital may change such allocation targets without notice to shareholders. To see the most current allocation, please visit www.accessor.com. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%      [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------
*TARGET  ALLOCATION   REPRESENTS  THE  FUND'S  TARGET  FOR  INVESTMENTS  IN  THE
UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION WITHOUT SHAREHOLDER APPROVAL.

**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's A Class and C Class Shares. Results do not reflect a sales charge; if a sales charge were included, results would be lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
      AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - A CLASS & C CLASS
--------------------------------------------------------------------------------
    A CLASS SHARES    [GRAPH] A CLASS     [GRAPH] C CLASS     C CLASS SHARES
--------------------  AS OF 12/31         AS OF 12/31      ---------------------
    YEAR-TO-DATE      EACH YEAR           EACH YEAR            YEAR-TO-DATE
      -1.46%                                                      -1.56%
    AS OF 3/31/05         14.23           29.48   13.38        AS OF 3/31/05
--------------------     -------          -------------    ---------------------
   BEST QUARTER             04             03       04         BEST QUARTER
      13.14%                                                     15.93%
   4TH QTR 2003                                                2ND QTR 2003
--------------------                                       ---------------------
   WORST QUARTER                                               WORST QUARTER
      -1.46%                                                     -4.98%
   1ST QTR 2005                                                1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/04                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                 9/29/03        7.66%            16.19%
C Class returns before taxes*                                           12/30/02       13.38%            21.28%
C Class returns after taxes on distributions*                           12/30/02       13.38%            21.28%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        8.70%            18.39%
MSCI AC World Index Free(1)                                                            15.25%            24.16%
S&P 500 Index(2)                                                                       10.87%            19.45%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          INDEX MEASURED FROM 12/31/02
*YOU  MAY  BE ASSESSED A 1%  REDEMPTION  IF YOU REDEEM YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE
RETURNS DO NOT REFLECT THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE MSCI INDEX WITH THE S&P 500 INDEX, AS THIS IS A BROAD-BASED MARKET INDEX OF DOMESTIC ISSUERS AND THE FUND INVESTS A PORTION OF ITS ASSESTS IN DOMESTIC ISSUERS. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE S&P 500 INDEX IN THE FUTURE.

--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of each Underlying Fund in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)

                                                                                      A CLASS         C CLASS
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)(3)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                     5.75%            none
 Fixed-Income Funds  (except U.S. Government Money Fund) and Income Allocation Fund    4.75%            none
 U.S. Government Money Fund                                                            none             none
Maximum Sales Charge Imposed On Reinvested Dividends                                   none             none
Maximum Contingent Deferred Sales Charge (as a percentage of amount original
 purchase price or redemption proceeds, if applicable)(4, 5)                           none             1.00%
Redemption Fee  (as a percent of amount redeemed)(6)
 Equity Funds  and High Yield Bond Fund                                                2.00%            2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                 none             none

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                  SMALL TO         INTERNATIONAL
                                            GROWTH              VALUE              MID CAP            EQUITY
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.90%    0.90%     0.70%     0.70%     0.95%    0.95%     1.03%     1.03%
Distribution & Service (12b-1) Fees      0.35%    1.00%     0.35%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                           0.28%    0.28%     0.28%     0.28%     0.25%    0.25%     0.39%     0.39%
Total Annual Fund Operating Expenses     1.53%    2.18%     1.33%     1.98%     1.55%    2.20%     1.77%     2.42%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT
                                             HIGH           INTERMEDIATE        INTERMEDIATE
                                             YIELD             FIXED-              FIXED-            MORTGAGE
                                             BOND              INCOME              INCOME           SECURITIES
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.61%    0.61%     0.43%     0.43%     0.43%    0.43%     0.59%     0.59%
Distribution & Service (12b-1) Fees      0.25%    1.00%     0.25%     1.00%     0.25%    1.00%     0.25%     1.00%
Other Expenses                           0.29%    0.29%     0.36%     0.36%     0.21%    0.21%     0.30%     0.30%
Total Annual Fund Operating Expenses     1.15%    1.90%     1.04%     1.79%     0.89%    1.64%     1.14%     1.89%

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                U.S.                                  INCOME &
                                            GOVERNMENT              INCOME             GROWTH            BALANCED
                                               MONEY              ALLOCATION         ALLOCATION         ALLOCATION
                                        A CLASS   C CLASS     A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.08%    0.08%     0.10%     0.10%     0.10%    0.10%     0.10%     0.10%
Distribution & Service (12b-1) Fees      0.25%    1.00%(8)  0.25%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                           0.38%(9) 0.38%(9)  0.17%     0.17%     0.15%    0.15%     0.11%     0.11%
Total Annual Fund Operating Expenses     0.71%    1.46%     0.52%     1.27%     0.60%    1.25%     0.56%     1.21%
Fee Reimbursement                      n/a      n/a        (0.07)%   (0.07)%   (0.05)%  (0.05)%   (0.01)%   (0.01)%
Net Expenses(10)                       n/a      n/a         0.45%     1.20%     0.55%    1.20%     0.55%     1.20%

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  accessor 38

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                            GROWTH &                             AGGRESSIVE
                                             INCOME             GROWTH             GROWTH
                                           ALLOCATION        ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS
--------------------------------------------------------------------------------------------------
Management Fees(7)                       0.10%    0.10%     0.10%     0.10%     0.10%    0.10%
Distribution & Service (12B-1) Fees      0.35%    1.00%     0.35%     1.00%     0.35%    1.00%
Other Expenses                           0.10%    0.10%     0.11%     0.11%     0.15%    0.15%
Total Annual Fund Operating Expenses     0.55%    1.20%     0.56%     1.21%     0.60%    1.25%
Fee Reimbursement                       (0.00)%  (0.00)%   (0.01)%   (0.01)%   (0.05)%  (0.05)%
Net Expenses(10)                         0.55%    1.20%     0.55%     1.20%     0.55%    1.20%
--------------------------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES MAY BE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES. FOR MORE INFORMATION ON REDUCING THE SALES LOAD, PLEASE REVIEW THE SECTION "ELIMINATING THE SALES CHARGES" ON PAGE 55 OF THIS PROSPECTUS.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARES-GENERAL ON PAGE 57 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 61. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U.S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES ARE EXPECTED TO BE 1.18% FOR A CLASS AND 1.83% FOR C CLASS SHARES. EFFECTIVE JANUARY 1, 2005, THE FUNDS' BOARD OF DIRECTORS AUTHORIZED NEW MONEY MANAGER AGREEMENTS WHICH ELIMINATED THE PERFORMANCE FEE COMPONENT AND INSTEAD IMPLEMENTS A FLAT FEE STRUCTURE. FOR MORE INFORMATION REGARDING THIS CHANGE, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS AVAILABLE FREE UPON REQUEST.
(8) ACCESSOR CAPITAL OR THE DISTRIBUTOR HAVE IN THE PAST AND MAY IN THE FUTURE VOLUNTARILY WAIVE RECEIPT OF DISTRIBUTION OR OTHER FEES, OR MAY VOLUNTARILY AGREE TO BEAR FUND EXPENSES, TO ASSIST THE U.S. GOVERNMENT MONEY FUND'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. VOLUNTARY FEE WAIVERS OR EXPENSE REIMBURSEMENTS MAY BE IMPOSED TO ENHANCE THE U.S. GOVERNMENT MONEY FUND'S YIELD DURING PERIODS WHEN THE U.S. GOVERNMENT MONEY FUND'S OPERATING EXPENSES HAVE A SIGNIFICANT IMPACT ON THE U.S. GOVERNMENT MONEY FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH FEE WAIVER IS VOLUNTARY AND TEMPORARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY ACCESSOR CAPITAL OR THE DISTRIBUTOR WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE U.S. GOVERNMENT MONEY FUND WILL MAINTAIN A $1.00 NET ASSET VALUE.
(9) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSE" FOR THE U.S. GOVERNMENT MONEY FUND.
(10) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.




--------------------------------------------------------------------------------
                                  accessor 39

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The table below provides a range of estimated average weighted expense ratios for A Class Shares and C Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.

---------------------------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                A CLASS           C CLASS       ALLOCATION FUND                       A CLASS          C CLASS
---------------------------------------------------------------------------------------------------------------------------------
Income Allocation            1.03% - 1.13%    1.78% - 1.88%    Growth & Income Allocation         1.48% - 1.58%     2.13% - 2.23%
Income & Growth Allocation   1.31% - 1.41%    1.96% - 2.06%    Growth Allocation                  1.58% - 1.68%     2.23% - 2.33%
Balanced Allocation          1.42% - 1.52%    2.07% - 2.17%    Aggressive Growth Allocation       1.66% - 1.76%     2.31% - 2.41%
---------------------------------------------------------------------------------------------------------------------------------

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
                                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
                                A CLASS    C CLASS   A CLASS   C CLASS   A CLASS   C CLASS   A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                         $    722  $    321   $ 1,031   $   682   $  1,361  $  1,170  $   2,294  $  2,513
Value(1)                            703       301       972       621      1,262     1,068      2,084     2,306
Small to Mid Cap                    724       323     1,036       688      1,371     1,180      2,314     2,534
International Equity                745       345     1,101       755      1,480     1,291      2,540     2,758
High Yield Bond                     587       293       823       597      1,078     1,026      1,806     2,222
Intermediate Fixed-Income           576       282       790       563      1,022       970      1,686     2,105
Short-Intermediate Fixed-Income     562       267       745       517        945       892      1,519     1,944
Mortgage Securities                 586       292       820       594      1,073     1,021      1,795     2,212
U.S. Government Money                73       249       227       462        395       797        883     1,746
-----------------------------------------------------------------------------------------------------------------

(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT ANY WAIVER. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES WOULD BE LOWER.


-----------------------------------------------------------------------------------------------------------------
                                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
                                A CLASS    C CLASS    A CLASS   C CLASS   A CLASS    C CLASS   A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------
ALLOCATION FUNDS*
Income Allocation                $    580  $    289   $   802   $   597   $  1,043  $  1,027  $   1,731  $  2,223
Income & Growth Allocation       $    706  $    307       982       647      1,279     1,110      2,120     2,393
Balanced Allocation              $    716  $    318     1,014       668      1,333     1,146      2,235     2,466
Growth & Income Allocation       $    722  $    324     1,031       683      1,363     1,171      2,297     2,516
Growth Allocation                $    731  $    334     1,059       715      1,409     1,224      2,394     2,623
Aggressive Growth Allocation     $    739  $    342     1,084       753      1,452     1,288      2,483     2,751
-----------------------------------------------------------------------------------------------------------------

*THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND 10 YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.



--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

You would pay the following expenses for C Class Shares if you did not redeem your shares.

-------------------------------------------------------------------------------------------
                                   ONE YEAR     THREE YEARS     FIVE YEARS      TEN YEARS
-------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                             $   221         $   682       $   1,170        $   2,513
Value(1)                               201             621           1,068            2,306
Small to Mid Cap                       223             688           1,180            2,534
International Equity                   245             755           1,291            2,758
High Yield Bond                        193             597           1,026            2,222
Intermediate Fixed-Income              182             563             970            2,105
Short-Intermediate Fixed-Income        167             517             892            1,944
Mortgage Securities                    192             594           1,021            2,212
U.S. Government Money(2)               149             462             797            1,746

ALLOCATION FUNDS
Allocation Funds
Income Allocation                  $   186         $   597       $   1,027        $   2,223
Income & Growth Allocation             204             647           1,110            2,393
Balanced Allocation                    215             668           1,146            2,466
Growth & Income Allocation             221             683           1,171            2,516
Growth Allocation                      231             715           1,224            2,623
Aggressive Growth Allocation           240             753           1,288            2,751

--------------------------------------------------------------------------------
(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT ANY WAIVER. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES WOULD BE LOWER.

(2) THE DISTRIBUTION AND SERVICE FEE PAID BY THE C CLASS SHARES OF THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.50% DURING FISCAL YEAR 2005. SUCH AMOUNTS ARE NOT REFLECTED IN THIS TABLE. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES FOR THE ONE YEAR PERIOD WOULD BE LOWER.
--------------------------------------------------------------------------------

While the C Class Shares do not have any front-end sales charges, their higher on-going annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front-end sales charges for the A Class Shares.









--------------------------------------------------------------------------------
                                  accessor 41

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS |
----------------------------------------

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS |
----------------------------------------

The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security risk for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security risk for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security risk for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security risk for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures and Other Derivatives (Principal security risk for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security risk for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security risk for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                 SHORT      U.S.
                                                SMALL     INTER-    HIGH    INTER-    INTER-    MORTGAGE   GOVERN-
                                               TO MID    NATIONAL   YIELD   MEDIATE   MEDIATE    SECUR-     MENT
RISK                        GROWTH     VALUE     CAP      EQUITY     BOND    FIXED     FIXED     ITIES      MONEY
-------------------------------------------------------------------------------------------------------------------
Bond Market Volatility         -         -        -          -        o         o        |)         o        ( )
Company Risk                  |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                    -         -        -          -        o        |)        |)        ( )       ( )
Foreign Exposure               -         -        -          o        -         -         -         -         -
Government Sponsored
  Enterprises                  -         -        -          -        -        |)        |)         o         o
Inflation Risk                ( )       ( )      ( )        ( )      |)         o         o         o         o
Issuer Risk                    -         -        -          -        o        |)        ( )       ( )       ( )
Lower Rated Debt Securities    -         -        -          -        o        ( )       ( )        -         -
Portfolio Turnover            ( )        o       ( )        |)        o        |)        ( )        o         -
Prepayment Risk                -         -        -          -       ( )       ( )       ( )        o         -
Sector Risk                   |)        |)       |)         |)       |)        ( )       ( )        -         -
Smaller Company Risk          ( )       ( )       o         |)        -         -         -         -         -
Stock Market Volatility        o         o        o          o        -         -         -         -
-------------------------------------------------------------------------------------------------------------------

                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
--------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
================================================================================
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 44

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK.(Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (Principal risk for: All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than

--------------------------------------------------------------------------------
                                  accessor 45

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (Principal risk for: Mortgage Securities Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a lesser risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains

--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (Principal risk for: All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.




--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information will also be available in the Funds' report to shareholders beginning with the semi-annual report dated June 30, 2005.

Each Fund paid the following management fees in fiscal year 2004 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

-------------------------------------------------------------------------------------------------------------------
                                           TOTAL ANNUAL         ANNUAL MANAGEMENT FEE           ANNUAL FEE
                                          MANAGEMENT FEES        TO ACCESSOR CAPITAL          TO MONEY MANAGER
                                       (AS A PERCENTAGE OF       (AS A PERCENTAGE OF        (AS A PERCENTAGE OF
                                        DAILY NET ASSETS)         DAILY NET ASSETS)          DAILY NET ASSETS)
FUND                                   FOR FISCAL YEAR 2004      FOR FISCAL YEAR 2004       FOR FISCAL YEAR 2004
-------------------------------------------------------------------------------------------------------------------
Growth                                         0.64%                     0.45%                      0.19%
Value                                          0.56%                     0.45%                      0.11%
Small to Mid Cap                               0.94%                     0.60%                      0.34%
International Equity                           0.83%                     0.55%                      0.28%
High Yield Bond                                0.54%                     0.36%                      0.18%
Intermediate Fixed-Income                      0.57%                     0.33%                      0.24%
Short-Intermediate Fixed-Income                0.38%                     0.33%                      0.05%
Mortgage Securities                            0.52%                     0.36%                      0.16%
U.S. Government Money                          0.08%                     0.08%                      0.00%
Allocation Funds                               0.10%                     0.10%                      0.00%
-------------------------------------------------------------------------------------------------------------------

MANAGER & Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. Mr. Deo has been with Accessor Capital since 1992 as CIO. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.


--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER   Enhanced  Investments  Technologies,  LLC   2401  PGA Boulevard,
                Suite 100, Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $25.8 billion in assets under management as of December 31, 2004.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.

E. Robert Fernholz, PhD., Chief Investment Officer, David E. Hurley, Executive Vice President and Chief Operating Officer, Cary Maguire, PhD., Senior Investment Officer and Joseph W. Runnels, Vice President, Portfolio Management are jointly and primarily responsible for the day-to-day management of the Growth Fund.

Dr. Fernholz has been with INTECH for 18 years and has 25 years of investment experience. In co-managing the Fund, Dr. Fernholz oversees the management of the portfolio, specifically to implement and supervise the optimization process.

Mr. Hurley, CFA, has been with INTECH for 17 years and has 23 years of investment experience. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process.

Dr. Maguire joined INTECH in 1991. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process.

Mr. Runnels, CFA, has been with INTECH for seven years and has 13 years of investment experience. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY MANAGER    Wellington Management Company, LLP, 75 State Street, Boston, MA
                 02109

Wellington Management has managed the Value Fund since January 10, 2001. Tracing its origin to 1928, Wellington Management has approximately $469.9 billion of assets under management as of December 31, 2004.

Doris T. Dwyer, Vice President, has been the Portfolio Manager primarily responsible for the day-to-day management of the Value Fund since 2001. In managing the Fund, Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts. Ms. Dwyer has been with Wellington Management since 1998.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager agreed to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111

SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $___ billion in assets as of December 31, 2004.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA Funds Management, is the Senior Portfolio Manager primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about each of the portfolio managers' compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER    Pictet International Management Limited, Level 37, Tower 42,
                 25 Old Broad Street, London, England EC2N 1HQ

Founded in 1980, Pictet International Management Limited has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $55 billion of assets under management as of December 31, 2004. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London is responsible for implementing the investment strategies of the International Equity Fund. This team of senior investment managers is comprised of: Richard Heelis, Head & Senior Investment Manager, Fabio Paolini, Senior Investment Manager and Aylin Suntay, Senior Investment Manager and are responsible for the


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and is now the Head of the Regional Equities Team. Mr. Paolini has been with Pictet since 1997 and Ms. Suntay has been with Pictet since 2001. Before joining Pictet, she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000

Prior to Pictet, J. P. Morgan Fleming Asset Management (London) Ltd. ("JPMorgan"), managed the International Equity Fund from January 7, 2002 through September 30, 2005. The fee paid to JPMorgan effective January 1, 2005 was computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $100,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY  MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                   Suite 900, Los Angeles, California 90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $342 billion of assets under management as of December 31, 2004.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels is directly responsible for the day-to-day management of the Fund. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's non-investment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.



--------------------------------------------------------------------------------
                                   accessor 51

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $529 million in assets under management as of December 31, 2004.

Xavier J. Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock Financial Management, Inc., 40 E. 52nd Street,
                New York, NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $342 billion in assets under management as of December 31, 2004.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which


--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.3 billion in assets under management as of December 31, 2004.

Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the U.S. Government Money Fund and the Allocation Funds. Mr. Deo has been with Accessor Capital since 1992.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

--------------------------------------------------------------------------------
SEC REGULATORY MATTER|
---------------------|

As previously disclosed, Accessor Funds, Inc. and Accessor Capital received a document and information request from the Staff of the Fort Worth District Office of the SEC (the "Staff") in connection with a sweep examination relating to the performance fees charged by investment advisers to mutual funds. The
Funds voluntarily responded to the Staff's request in June 2004, and subsequently provided additional follow-up information that the Staff requested. The Funds and Accessor Capital received a deficiency letter from the Staff dated May 24, 2005 (the "Letter"). The Letter set forth deficiencies the Staff believed existed with respect to the performance fee calculation and charges by the Funds and Accessor Capital including: (i) Accessor Capital calculated performance fees contrary to certain requirements of the Investment Adviser Act;
(ii) the Money Manager agreements with the Funds did not meet certain requirements of the Investment Company Act of 1940; (iii) the Funds Board was not provided with sufficient information regarding how the performance fee was calculated; and (iv) the Funds disclosures in its Registration Statement and Shareholder Reports did not properly describe the performance fee calculation. The Letter further requests that the Funds evaluate and make a determination as to appropriate steps to be taken to address the stated deficiencies, including appropriate actions to ensure that the Funds and shareholders are fully compensated for any Fund overcharge of performance fees, and provide a formal written response to the Staff. The Letter states that the Funds and Accessor Capital should assess whether occurrences described in the Letter reflect weaknesses in their compliance culture and should take appropriate corrective action. The Funds' Board and Accessor Capital together with counsel are conducting an on-going review and analysis of matters related to those outlined in the Letter. No final decisions have been made as to the actions to be taken to respond to the Staff.


================================================================================
                                   accessor 53

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

The Funds offer four classes of shares: Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. A Class and C Class Shares are the only classes offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and on-going expenses, allowing you to choose the share class that best meets your current investment needs.

A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker- dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES GENERAL|
----------------------|

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS:

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       BROKER-DEALER
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000         5.75%               6.10%                5.00%
$50,000 -$99,999          4.75%               4.99%                4.00%
$100,000 - $249,999       4.00%               4.17%                3.25%
$250,000 - $499,999       3.00%               3.09%                2.25%
$500,000 - $999,999       2.00%               2.04%                1.50%
$1 million or more*       0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE U.S. GOVERNMENT MONEY FUND):

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      BROKER-DEALER
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000         4.75%               4.99%               4.00%
$100,000 - $249,999        4.00%               4.17%               3.25%
$250,000 - $499,999        3.00%               3.09%               2.25%
$500,000 - $999,999        2.00%               2.04%               1.50%
$1 million or more*        0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SAR-SEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a fee-based investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.

OTHER INVESTORS: Certain other investors may qualify to purchase Fund shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, employees of banks that are affiliated with such broker-dealer firms, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these payments through its Plans of


--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.

O    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Single-participant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through reinvestment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13-month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13-month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90- day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13 month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.


Information concerning Sales Charge Reductions and Waivers can be found free of charge on the Accessor website at www.accessor.com. The website also contains hyperlinks to the related portions of the Funds' prospectus and SAI.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------
C CLASS SHARES- GENERAL|
-----------------------|

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
------------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

DISTRIBUTION AND SERVICE ARRANGEMENTS

o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing non-distribution related shareholder services or directly to financial intermediaries.

Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the annual 12b-1 fee upon initial purchase of C Class Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, non-cash payments.

Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower on-going 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the statement of additional information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets, to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.









--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o FINANCIAL INTERMEDIARIES. Fund Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Fund Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                                   |Shares  of the Funds may not
---------------|                                   |be  purchased  on days  when
                                                   |the  NYSE  is   closed   for
Not all  Accessor  Funds may be  offered in your   |trading:   New  Year's  Day,
state of residence. Contact your financial |Martin Luther King, Jr. Day, intermediary or the Transfer Agent to ensure |Presidents Day, Good Friday, that the Fund you want to purchase is offered in |Memorial Day, Independence
your state of residence.                           |Day, Labor Day, Thanksgiving
                                                   |Day and Christmas Day.
Normally your financial intermediary will send ----------------------------- your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the NYSE is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any

--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with anti-money laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
-----------------------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIMUM INVESTMENT C CLASS SHARES
                            $1 million per transaction per investor or less if broker-dealer limits apply
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:    $100 per Fund
Automatic Investment Plan:                $100 per transaction
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund and the Allocation Funds, which calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares - General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com). For related information, see "Valuation of Securities" on page 67.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility

--------------------------------------------------------------------------------
                                   accessor 61

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

For the Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), they may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond
Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain small-cap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital may restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.


--------------------------------------------------------------------------------
                                   accessor 62

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next offering price calculated after the Transfer Agent receives the exchange request in good order.

A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

Exchanges have the same tax consequences as ordinary sales and purchases.

An exchange of shares from a Fund is treated for tax purposes like a sales of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:


--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

o    BY MAIL. Share exchange instructions may be mailed to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial |------------------------------ intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
59-1/2  years old and whether you wish to have   |------------------------------
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:
                      Accessor Funds, Inc.
                      Attn:  Shareholder Services
                      P. O. Box 1748
                      Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
     224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90- day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.

o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

o    Requests that fed-wire instructions be changed.

o    Requests for name changes.

o    Adding or removing a shareholder on an account.

o    Establishing or changing certain services after the account is open.

================================================================================
                       DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short- term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on A Class or C Class Shares of a Fund will be automatically reinvested in additional A Class or C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in A Class or C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.











--------------------------------------------------------------------------------
                                   accessor 66

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

--------------------------------------------------------------------------------
                                   accessor 67

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.
















--------------------------------------------------------------------------------
                                   accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                         FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                      2004          2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.75     $   19.22
 Net investment income (loss)(1)                        0.17          0.00(5)
 Net realized and unrealized gain (loss)
  on investments                                        2.13          1.54
Total from investment operations                        2.30          1.54
 Distributions from net investment income              (0.03)        (0.01)
 Distributions from capital gains                         -             -
 Distributions in excess of capital gains                 -             -
Total distributions                                    (0.03)        (0.01)
 Redemption fees                                        0.00(5)       0.00(5)
NET ASSET VALUE, END OF PERIOD                      $  23.02     $   20.75

TOTAL RETURN(2, 6)                                     11.10%         8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    175     $       1
 Ratio of expenses to average net assets(7)             1.30%         1.52%*
 Ratio of net investment income (loss) to
  average net assets                                    0.77%         0.00%*
Portfolio turnover rate                               141.00%        76.58%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                               FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                      2004          2003         2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.68      $  17.14     $  17.19
 Net investment income (loss)(1)                       (0.07)        (0.10)          -
 Net realized and unrealized gain (loss)
  on investments                                        2.22          3.65        (0.05)
Total from investment operations                        2.15          3.55        (0.05)
 Distributions from net investment income                 -          (0.01)          -
 Distributions from capital gains                         -             -            -
 Distributions in excess of capital gains                 -             -            -
Total distributions                                       -          (0.01)          -
 Redemption fees                                        0.00(5)       0.00(5)      0.00(5)
NET ASSET VALUE, END OF PERIOD                      $  22.83      $  20.68     $  17.14

TOTAL RETURN(2)                                        10.40%        20.72%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  3,327       $ 2,333     $    733
 Ratio of expenses to average net assets(7)             1.92%         1.83%        0.00%*
 Ratio of net investment income (loss) to
  average net assets                                   (0.35)%       (0.51)%       0.00%*
Portfolio turnover rate                               141.00%        76.58%       66.00%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front-end sales charge.
(7)  The  effect of any  custody  credits on this  ratio is less than  0.01%.
*    Annualized
================================================================================
                                   accessor 69

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 17.57      $  15.65
 Net investment income (loss)(1)                       0.20          0.01
 Net realized and unrealized gain (loss)
  on investments                                       2.29          1.94
Total from investment operations                       2.49          1.95
 Distributions from net investment income             (0.15)        (0.03)
 Distributions from capital gains                        -             -
 Distributions in excess of capital gains                -             -
Total distributions                                   (0.15)        (0.03)
 Redemption fees                                       0.00(5)       0.00(5)
NET ASSET VALUE, END OF PERIOD                      $ 19.91      $  17.57

TOTAL RETURN(2, 6)                                    14.24%        12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,075      $      2
 Ratio of expenses to average net assets(7)            1.18%         1.69%*
 Ratio of net investment income to
  average net assets                                   1.00%         0.34%*
Portfolio turnover rate                               88.83%       118.86%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                            FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 17.57      $  13.62     $  13.58
 Net investment income (loss)(1)                       0.05          0.02           -
 Net realized and unrealized gain (loss)
  on investments                                       2.33          3.95         0.04
Total from investment operations                       2.38          3.97         0.04
 Distributions from net investment income             (0.03)        (0.02)          -
 Distributions from capital gains                        -             -            -
 Distributions in excess of capital gains                -             -            -
Total distributions                                   (0.03)        (0.02)          -
 Redemption fees                                       0.00(5)       0.00(5)      0.00(5)
NET ASSET VALUE, END OF PERIOD                      $ 19.92      $  17.57     $  13.62

TOTAL RETURN(2)                                       13.56%        29.20%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 3,020      $  2,283     $    639
 Ratio of expenses to average net assets(7)            1.84%         1.84%        0.00%*
 Ratio of net investment income to
  average net assets                                   0.26%         0.12%        0.00%*
Portfolio turnover rate                               88.83%       118.86%      117.49%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front-end sales charge.
(7)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 70

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.98     $   18.34
 Net investment income (loss)(1)                       (0.10)        (0.02)
 Net realized and unrealized gain (loss)
  on investments                                        3.95          2.66
Total from investment operations                        3.85          2.64
 Distributions from net investment income                 -             -
 Distributions from capital gains                         -             -
 Distributions in excess of capital gains                 -             -
Total distributions                                       -             -
 Redemption fees                                        0.00(5)       0.00(5)
NET ASSET VALUE, END OF PERIOD                      $  24.83     $   20.98

TOTAL RETURN(2, 6)                                     18.35%        14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    622     $       1
 Ratio of expenses to average net assets(7)             1.55%         1.82%*
 Ratio of net investment loss to
  average net assets                                   (0.42)%       (0.36)%*
Portfolio turnover rate                                46.31%        47.88%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                             FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.84     $   14.62     $  14.56
 Net investment income (loss)(1)                       (0.23)        (0.15)          -
 Net realized and unrealized gain (loss)
  on investments                                        3.91          6.37         0.06
Total from investment operations                        3.68          6.22         0.06
 Distributions from net investment income                 -             -            -
 Distributions from capital gains                         -             -            -
 Distributions in excess of capital gains                 -             -            -
Total distributions                                       -             -            -
 Redemption fees                                        0.00(5)       0.00(5)      0.00(5)
NET ASSET VALUE, END OF PERIOD                      $  24.52     $   20.84     $  14.62

TOTAL RETURN(2)                                        17.66%        42.54%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  2,439     $   2,221     $    503
 Ratio of expenses to average net assets(7)             2.20%         2.23%        0.00%*
 Ratio of net investment income (loss) to
  average net assets                                   (1.09)%       (0.87)%       0.00%*
Portfolio turnover rate                                46.31%        47.88%       44.59%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front-end sales charge.
(7)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 71

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                      2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.94     $   11.18
 Net investment income (loss)(1)                        0.15         (0.03)
 Net realized and unrealized gain (loss)
  on investments(7)                                     2.11          1.79
Total from investment operations                        2.26          1.76
 Distributions from net investment income              (0.03)           -
 Distributions from capital gains                         -             -
 Distributions in excess of capital gains                 -             -
Total distributions                                    (0.03)         0.00
 Redemption fees(7)                                     0.00(8)       0.00(8)
NET ASSET VALUE, END OF PERIOD                      $  15.17     $   12.94

TOTAL RETURN(2, 5)                                     17.45%        15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    360     $       1
 Ratio of expenses to average net assets(6)             1.56%         1.85%*
 Ratio of net investment income (loss) to
  average net assets                                    1.01%        (1.11)%*
Portfolio turnover rate                                15.91%        21.84%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                             FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                      2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.83     $    9.64     $   9.54
 Net investment income (loss)(1)                        0.01          0.01         0.00
 Net realized and unrealized gain (loss)
  on investments(7)                                     2.13          3.17         0.10
Total from investment operations                        2.14          3.18         0.10
 Distributions from net investment income                 -             -            -
 Distributions from capital gains                         -             -            -
 Distributions in excess of capital gains                 -             -            -
Total distributions                                       -             -            -
 Redemption fees(7)                                     0.00(8)       0.01         0.00(8)
NET ASSET VALUE, END OF PERIOD                      $  14.97     $   12.83     $   9.64

TOTAL RETURN(2)                                        16.68%        33.09%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  1,748     $   1,113     $    635
 Ratio of expenses to average net assets(6)             2.24%         2.36%        0.00%*
 Ratio of net investment income to
  average net assets                                    0.10%         0.09%        0.00%*
Portfolio turnover rate                                15.91%        21.84%      107.71%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Class A total return does not include the one-time front-end sales charge.
(6)  The effect of any custody credits on this ratio is less than 0.01%.
(7) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
(8)  Less than ($0.005) per share.
*    Annualized
================================================================================
                                   accessor 72

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                      FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.17      $  10.77
 Net investment income (loss)(1)                       0.86          0.22
 Net realized and unrealized gain (loss)
  on investments(7)                                    0.13          0.42
Total from investment operations                       0.99          0.64
 Distributions from net investment income             (0.86)        (0.24)
 Distributions from capital gains                        -             -
 Distributions in excess of capital gains                -             -
Total distributions                                   (0.86)        (0.24)
 Redemption fees(7)                                    0.00(8)       0.00(8)
NET ASSET VALUE, END OF PERIOD                      $ 11.30      $  11.17

TOTAL RETURN(2, 5)                                     9.25%         5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   136      $     15
 Ratio of expenses to average net assets(6)            1.07%         1.15%*
 Ratio of net investment income to
  average net assets                                   7.70%         8.82%*
Portfolio turnover rate                               75.03%       154.85%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                            FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.17      $   9.86     $   9.86
 Net investment income (loss)(1)                       0.77          0.84           -
 Net realized and unrealized gain (loss)
  on investments(7)                                    0.13          1.32           -
Total from investment operations                       0.90          2.16           -
 Distributions from net investment income             (0.78)        (0.86)          -
 Distributions from capital gains                        -             -            -
 Distributions in excess of capital gains                -             -            -
Total distributions                                   (0.78)        (0.86)          -
 Redemption fees(7)                                    0.00(8)       0.01         0.00(8)
NET ASSET VALUE, END OF PERIOD                      $ 11.29      $  11.17     $   9.86

TOTAL RETURN(2)                                        8.39%        22.95%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,935      $  1,224     $   524
 Ratio of expenses to average net assets(6)            1.83%         1.97%        0.00%*
 Ratio of net investment income to
  average net assets                                   6.99%         7.96%        0.00%*
Portfolio turnover rate                               75.03%       154.85%      108.29%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Class A total return does not include the one-time front-end sales charge.
(6)  The effect of any custody credits on this ratio is less than 0.01%.
(7) Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
(8)  Less than ($0.005) per share.
*    Annualized
================================================================================
                                   accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.12      $  12.53
 Net investment income (loss)(1)                       0.65          0.12
 Net realized and unrealized gain (loss)
  on investments                                      (0.22)        (0.04)
Total from investment operations                       0.43          0.08
 Distributions from net investment income             (0.56)        (0.13)
 Distributions from capital gains                     (0.09)        (0.36)
Total distributions                                   (0.65)        (0.49)
NET ASSET VALUE, END OF PERIOD                      $ 11.90      $  12.12

TOTAL RETURN(2, 5)                                     3.64%         0.63%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    42      $      1
 Ratio of expenses to average net assets(6)            1.12%         1.59%*
 Ratio of net investment income to
  average net assets                                   4.93%         3.98%*
Portfolio turnover rate                              125.84%       105.58%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                            FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.12      $  12.45     $  12.47
 Net investment income (loss)(1)                       0.47          0.43           -
 Net realized and unrealized gain (loss)
  on investments                                      (0.12)         0.05        (0.02)
Total from investment operations                       0.35          0.48        (0.02)
 Distributions from net investment income             (0.47)        (0.45)          -
 Distributions from capital gains                     (0.09)        (0.36)          -
Total distributions                                   (0.56)        (0.81)          -
NET ASSET VALUE, END OF PERIOD                      $ 11.91      $  12.12     $  12.45

TOTAL RETURN(2)                                        2.95%         3.86%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $   865      $  1,320     $    621
 Ratio of expenses to average net assets(6)            1.87%         1.76%        0.00%*
 Ratio of net investment income to
  average net assets                                   3.96%         3.44%        0.00%*
Portfolio turnover rate                              125.84%       105.58%       93.56%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Class A total return does not include the one-time front-end sales charge.
(6)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                        FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.17      $  12.24
 Net investment income (loss)(1)                       0.43          0.07
 Net realized and unrealized gain (loss)
  on investments                                      (0.21)        (0.06)
Total from investment operations                       0.22          0.01
 Distributions from net investment income             (0.43)        (0.08)
 Distributions from capital gains                        -             -
Total distributions                                   (0.43)        (0.08)
NET ASSET VALUE, END OF PERIOD                      $ 11.96      $  12.17

TOTAL RETURN(2, 5)                                     1.86%         0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    22      $      1
 Ratio of expenses to average net assets(6)            0.99%         1.19%*
 Ratio of net investment income to
  average net assets                                   3.86%         2.39%*
Portfolio turnover rate                               74.14%        86.10%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                            FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.17      $  12.33     $  12.34
 Net investment income (loss)(1)                       0.34          0.30           -
 Net realized and unrealized gain (loss)
  on investments                                      (0.19)        (0.16)       (0.01)
Total from investment operations                       0.15          0.14        (0.01)
 Distributions from net investment income             (0.35)        (0.30)          -
 Distributions from capital gains                        -             -            -
Total distributions                                   (0.35)        (0.30)          -
NET ASSET VALUE, END OF PERIOD                      $ 11.97      $  12.17     $  12.33

TOTAL RETURN(2)                                        1.21%         1.18%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 3,782       $ 2,739     $    606
 Ratio of expenses to average net assets(6)            1.65%         1.63%        0.00%*
 Ratio of net investment income to
  average net assets                                   2.78%         2.48%        0.00%*
Portfolio turnover rate                               74.14%        86.10%       50.96%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Class A total return does not include the one-time front-end sales charge.
(6)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                      FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.68      $  12.91
 Net investment income (loss)(1)                       0.46          0.09
 Net realized and unrealized gain (loss)
  on investments                                      (0.01)           -
Total from investment operations                       0.45          0.09
 Distributions from net investment income             (0.42)        (0.10)
 Distributions from capital gains                     (0.07)        (0.22)
 Distributions in excess of capital gains                -             -
Total distributions                                   (0.49)        (0.32)
NET ASSET VALUE, END OF PERIOD                      $ 12.64      $  12.68

TOTAL RETURN(2, 5)                                     3.63%         0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    71      $      1
 Ratio of expenses to average net assets(6)            1.06%         1.59%*
 Ratio of net investment income to
  average net assets                                   3.40%         2.78%*
Portfolio turnover rate                              324.40%       425.28%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                            FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.71      $  13.00     $  13.01
 Net investment income (loss)(1)                       0.33          0.25           -
 Net realized and unrealized gain (loss)
  on investments                                       0.03         (0.08)       (0.01)
Total from investment operations                       0.36          0.17        (0.01)
 Distributions from net investment income             (0.33)        (0.24)          -
 Distributions from capital gains                     (0.07)        (0.22)          -
 Distributions in excess of capital gains                -             -            -
Total distributions                                   (0.40)        (0.46)          -
NET ASSET VALUE, END OF PERIOD                      $ 12.67      $  12.71     $  13.00

TOTAL RETURN(2)                                        2.85%         1.30%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,015      $  1,401     $    631
 Ratio of expenses to average net assets(6)            1.81%         1.85%        0.00%*
 Ratio of net investment income to
  average net assets                                   2.63%         1.92%        0.00%*
Portfolio turnover rate                              324.40%       425.28%      294.60%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Class A total return does not include the one-time front-end sales charge.
(6)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.00      $   1.00
 Net investment income (loss)(1)                       0.01          0.00(5)
 Distributions from net investment income             (0.01)        (0.00)(5)
NET ASSET VALUE, END OF PERIOD                      $  1.00      $   1.00

TOTAL RETURN(2, 6)                                     0.68%         0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $    49      $     10
 Ratio of expenses to average net assets(7)            0.72%         0.71%*
 Ratio of net investment income to
  average net assets                                   0.94%         0.40%*
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                             FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                     2004         2003        2002(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.00      $   1.00     $   1.00
 Net investment income (loss)(1)                       0.01            -            -
 Distributions from net investment income             (0.01)        (0.00)          -
NET ASSET VALUE, END OF PERIOD                      $  1.00      $   1.00     $   1.00

TOTAL RETURN(2)                                        0.68%         0.35%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,989      $    747     $    302
 Ratio of expenses to average net assets(7)            0.71%         0.81%        0.00%*
 Ratio of net investment income to
  average net assets                                   0.79%         0.35%        0.00%*


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class commenced operations on December 30, 2002.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front-end sales charge.
(7)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized
================================================================================
                                   accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                             FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  15.29      $ 15.32
 Net investment income (loss)(1)                                0.50         0.10
 Net realized and unrealized gain (loss) on investments        (0.12)        0.04
Total from investment operations                                0.38         0.14
 Distributions from net investment income                      (0.46)       (0.10)
 Distributions from capital gains                              (0.04)       (0.07)
Total distributions                                            (0.50)       (0.17)
NET ASSET VALUE, END OF PERIOD                              $  15.17      $ 15.29

TOTAL RETURN(2, 3)                                              2.53%        0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $    581      $   150
 Ratio of gross expenses to average net assets                  0.68%        1.11%*
 Ratio of net expenses to average net assets                    0.45%        0.37%*
 Ratio of net investment income (loss) (excluding
  expenses paid directly by the advisor) to
  average net assets                                            2.93%        4.04%*
 Ratio of net investment income to average net assets           3.16%        4.78%*
Portfolio turnover rate                                        33.21%       52.48%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                    FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004         2003        2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  15.28      $ 15.18     $  15.19
 Net investment income (loss)(1)                                0.37         0.33         -
 Net realized and unrealized gain (loss) on investments        (0.11)        0.21        (0.01)
Total from investment operations                                0.26         0.54        (0.01)
 Distributions from net investment income                      (0.35)       (0.37)          -
 Distributions from capital gains                              (0.04)       (0.07)          -
Total distributions                                            (0.39)       (0.44)          -
NET ASSET VALUE, END OF PERIOD                              $  15.15      $ 15.28     $  15.18

TOTAL RETURN(2)                                                 1.77%        3.62%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  1,529      $   448     $      1
 Ratio of gross expenses to average net assets                  1.43%        1.29%        0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%        0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            2.20%        2.08%        0.00%*
 Ratio of net investment income to average net assets           2.43%        2.27%        0.00%*
Portfolio turnover rate                                        33.21%       52.48%       50.44%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
*    Annualized
================================================================================
                                   accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                              FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.83      $ 14.33
 Net investment income (loss)(1)                                0.37         0.07
 Net realized and unrealized gain (loss) on investments         0.52         0.57
Total from investment operations                                0.89         0.64
 Distributions from net investment income                      (0.33)       (0.08)
 Distributions from capital gains                              (0.02)       (0.06)
Total distributions                                            (0.35)       (0.14)
NET ASSET VALUE, END OF PERIOD                              $  15.37      $ 14.83

TOTAL RETURN(2, 3)                                              6.05%        4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  2,332      $    47
 Ratio of gross expenses to average net assets                  0.68%        1.25%*
 Ratio of net expenses to average net assets                    0.55%        0.45%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            2.23%        1.82%*
 Ratio of net investment income to average net assets           2.36%        2.61%*
Portfolio turnover rate                                        19.76%       26.08%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                    FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004         2003        2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.81      $ 13.48      $ 13.47
 Net investment income (loss)(1)                                0.27         0.27           -
 Net realized and unrealized gain (loss) on investments         0.51         1.37         0.01
Total from investment operations                                0.78         1.64         0.01
 Distributions from net investment income                      (0.24)       (0.25)          -
 Distributions from capital gains                              (0.02)       (0.06)          -
Total distributions                                            (0.26)       (0.31)          -
NET ASSET VALUE, END OF PERIOD                              $  15.33      $ 14.81      $ 13.48

TOTAL RETURN(2)                                                 5.32%       12.42%          -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  6,755      $ 1,221      $     1
 Ratio of gross expenses to average net assets                  1.33%        1.30%        0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%        0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            1.66%        1.73%        0.00%*
 Ratio of net investment income to average net assets           1.79%        1.93%        0.00%*
Portfolio turnover rate                                        19.76%       26.08%       24.38%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
*    Annualized
================================================================================
                                   accessor 79

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                                FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.39      $ 13.56
 Net investment income (loss)(1)                                0.29         0.07
 Net realized and unrealized gain (loss) on investments         0.94         0.86
Total from investment operations                                1.23         0.93
 Distributions from net investment income                      (0.25)       (0.07)
 Distributions from capital gains                              (0.00)(6)    (0.03)
Total distributions                                            (0.25)       (0.10)
NET ASSET VALUE, END OF PERIOD                              $  15.37      $ 14.39

TOTAL RETURN(2, 3)                                              8.69%        6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  4,416      $   276
 Ratio of gross expenses to average net assets                  0.61%        0.97%*
 Ratio of net expenses to average net assets                    0.55%        0.46%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            1.95%        2.79%*
 Ratio of net investment income to average net assets           2.01%        3.30%*
Portfolio turnover rate                                        20.59%       19.58%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                       FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003       2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.38      $ 12.37      $  12.36
 Net investment income (loss)(1)                                0.17         0.20            -
 Net realized and unrealized gain (loss) on investments         0.97         2.05          0.01
Total from investment operations                                1.14         2.25          0.01
 Distributions from net investment income                      (0.16)       (0.21)           -
 Distributions from capital gains                              (0.00)(6)    (0.03)           -
Total distributions                                            (0.16)       (0.24)           -
NET ASSET VALUE, END OF PERIOD                              $  15.36      $ 14.38      $  12.37

TOTAL RETURN(2)                                                 8.01%       18.33%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $ 11,900      $ 5,192      $      1
 Ratio of gross expenses to average net assets                  1.26%        1.23%         0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%         0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            1.14%        1.37%         0.00%*
 Ratio of net investment income to average net assets           1.20%        1.50%         0.00%*
Portfolio turnover rate                                        20.59%       19.58%        21.72%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
(6)  Less than ($0.005) per share.
*    Annualized
================================================================================
                                   accessor 80

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                               FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.13      $ 13.16
 Net investment income (loss)(1)                                0.25         0.07
 Net realized and unrealized gain (loss) on investments         1.14         0.99
Total from investment operations                                1.39         1.06
 Distributions from net investment income                      (0.21)       (0.06)
 Distributions from capital gains                              (0.02)       (0.03)
Total distributions                                            (0.23)       (0.09)
NET ASSET VALUE, END OF PERIOD                              $  15.29      $ 14.13

TOTAL RETURN(2, 3)                                              9.93%        8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $ 10,961      $   390
 Ratio of gross expenses to average net assets                  0.60%        0.97%*
 Ratio of net expenses to average net assets                    0.55%        0.45%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            1.61%        2.33%*
 Ratio of net investment income to average net assets           1.67%        2.85%*
Portfolio turnover rate                                        12.74%       19.56%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                    FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003        2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  14.13      $ 11.86      $  11.84
 Net investment income (loss)(1)                                0.14         0.17            -
 Net realized and unrealized gain (loss) on investments         1.15         2.30          0.02
Total from investment operations                                1.29         2.47          0.02
 Distributions from net investment income                      (0.13)       (0.17)           -
 Distributions from capital gains                              (0.02)       (0.03)           -
Total distributions                                            (0.15)       (0.20)           -
NET ASSET VALUE, END OF PERIOD                              $  15.27      $ 14.13      $  11.86

TOTAL RETURN(2)                                                 9.12%       20.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $ 23,072      $ 8,012       $     1
 Ratio of gross expenses to average net assets                  1.25%        1.23%         0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%         0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            0.92%        1.18%        0.00%*
 Ratio of net investment income to average net assets           0.97%        1.31%         0.00%*
Portfolio turnover rate                                        12.74%       19.56%        32.07%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
*    Annualized
================================================================================
                                   accessor 81

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                              FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  13.62      $ 12.35
 Net investment income (loss)(1)                                0.15         0.05
 Net realized and unrealized gain (loss) on investments         1.53         1.27
Total from investment operations                                1.68         1.32
 Distributions from net investment income                      (0.13)       (0.05)
 Distributions from capital gains                                 -            -
Total distributions                                            (0.13)       (0.05)
NET ASSET VALUE, END OF PERIOD                              $  15.17      $ 13.62

TOTAL RETURN(2, 3)                                             12.43%       10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $ 11,388      $ 2,136
 Ratio of gross expenses to average net assets                  0.60%        0.94%*
 Ratio of net expenses to average net assets                    0.55%        0.45%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            0.98%        1.41%*
 Ratio of net investment income to average net assets           1.04%        1.90%*
Portfolio turnover rate                                        15.63%       16.85%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                    FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003         2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  13.59      $ 10.80      $  10.77
 Net investment income (loss)(1)                                0.06         0.13            -
 Net realized and unrealized gain (loss) on investments         1.52         2.77          0.03
Total from investment operations                                1.58         2.90          0.03
 Distributions from net investment income                      (0.05)       (0.11)           -
 Distributions from capital gains                                 -            -             -
Total distributions                                            (0.05)       (0.11)           -
NET ASSET VALUE, END OF PERIOD                              $  15.12      $ 13.59      $  10.80

TOTAL RETURN(2)                                                11.67%       27.04%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $ 15,330      $ 5,095      $      1
 Ratio of gross expenses to average net assets                  1.25%        1.22%         0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%         0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            0.34%        0.97%         0.00%*
 Ratio of net investment income to average net assets           0.39%        1.09%         0.00%*
Portfolio turnover rate                                        15.63%       16.85%         9.59%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
*    Annualized
================================================================================
                                   accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the A Class Shares and the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------
A CLASS SHARES FOR A SHARE                             FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003(4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  13.07      $ 11.66
 Net investment income (loss)(1)                                0.03         0.02
 Net realized and unrealized gain (loss) on investments         1.83         1.40
Total from investment operations                                1.86         1.42
 Distributions from net investment income                      (0.01)       (0.01)
 Distributions from capital gains                                 -            -
Total distributions                                            (0.01)       (0.01)
NET ASSET VALUE, END OF PERIOD                              $  14.92      $ 13.07

TOTAL RETURN(2, 3)                                             14.23%       12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  2,375      $   191
 Ratio of gross expenses to average net assets                  0.65%        1.06%*
 Ratio of net expenses to average net assets                    0.55%        0.45%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets            0.13%        0.71%*
 Ratio of net investment income to average net assets           0.23%        1.32%*
Portfolio turnover rate                                         3.61%        7.27%
----------------------------------------------------------------------------------------------------------
C CLASS SHARES FOR A SHARE                                    FOR THE YEAR/PERIOD ENDED 12/31
OUTSTANDING THROUGHOUT THE PERIOD                             2004          2003         2002(5)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  13.00      $ 10.04      $  10.01
 Net investment income (loss)(1)                               (0.07)       (0.04)           -
 Net realized and unrealized gain (loss) on investments         1.81         3.00          0.03
Total from investment operations                                1.74         2.96          0.03
 Distributions from net investment income                         -            -             -
 Distributions from capital gains                                 -            -             -
Total distributions                                               -            -             -
NET ASSET VALUE, END OF PERIOD                              $  14.74      $ 13.00      $  10.04

TOTAL RETURN(2)                                                13.38%       29.48%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                    $  3,474      $   483      $      1
 Ratio of gross expenses to average net assets                  1.30%        1.26%         0.00%*
 Ratio of net expenses to average net assets                    1.20%        1.10%         0.00%*
 Ratio of net investment income (loss) (excluding expenses
 paid directly by the advisor) to average net assets           (0.61)%      (0.52)%        0.00%*
 Ratio of net investment income (loss) to average net assets   (0.50)%      (0.37)%        0.00%*
Portfolio turnover rate                                         3.61%        7.27%         8.11%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front-end sales charge.
(4)  Class commenced operations on September 29, 2003.
(5)  Class commenced operations on December 30, 2002.
*    Annualized
================================================================================
                                   accessor 83

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
---------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & Poor's.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX -- S&P 500/BARRA VALUE INDEX|
-------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2004, there were 178 companies in the Growth Index and 322 companies in the Value Index.


--------------------------------------------------------------------------------
                                   accessor 84

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

Beginning December 1, 2005:

S&P 500/Citigroup Growth Index ~ S&P 500/Citigroup Value Index

Standard & Poors, in collaboration with Citigroup, has constructed the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P 500/Citigroup Value Index (the "Value Index") to separate the S&P 500 Index into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors--three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.


--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------
                                   accessor 85

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2004, the MSCI + EM Index consisted of 1801 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.32%, Belgium 1.19%, Denmark 0.70%, Finland 1.25%, France 8.40%, Germany 6.21%, Greece 0.49%, Hong Kong 1.51%, Ireland 0.77%, Italy 3.85%, Japan 19.46%, Netherlands 4.25%, New Zealand 0.20%, Norway 0.54%, Portugal 0.32%, Singapore 0.73%, Spain 3.65%, Sweden 2.24%, Switzerland 6.09%, United Kingdom 22.25%.

Emerging Markets: Argentina 0.06%, Brazil 1.06%, Chile 0.21%, China 0.86%, Colombia 0.02%, Czech Republic 0.09%, Egypt 0.05%, Hungary 0.18%, India 0.63%, Indonesia 0.21%, Israel 0.41%, Jordan 0.02%, Korea 1.96%, Malaysia 0.44%, Mexico 0.71%, Morocco 0.04%, Pakistan 0.02%, Peru 0.05%, Philippines 0.05%, Poland 0.22%, Russia 0.39%, South Africa 1.37%, Taiwan 1.55%, Thailand 0.27%, Turkey 0.20%, Venezuela 0.02%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2004, the value of the MSCI EAFE + EM Index was 284.4.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
--------------------------------------------------------------------------------
                                   accessor 86

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                 |
GOVERNMENT/CREDIT INDEX          |
GOVERNMENT/CREDIT 1-5 YEAR INDEX |
U.S. CORPORATE HIGH YIELD INDEX  |
MORTGAGE-BACKED SECURITIES INDEX |
---------------------------------|

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

Securities and Exchange Commission
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.




                                   accessor 88

     Accessor Funds, Inc. Prospectus                    April 30, 2005
                                               as supplemented November 8, 2005




                           Accessor Limited Duration
                              U.S. Government Fund

                                     [LOGO]

--------------------------------------------------------------------------------

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------



NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE

This page intentionally left blank.

Table of Contents

THE FUND


   Fund Details............................................................1
   Fund Performance........................................................3
   Fund Expenses...........................................................4
   Securities Types........................................................5
   Certain Additional Investment Strategies and Risks......................6
   Management, Organization and Capital Structure..........................6



SHAREHOLDER INFORMATION
   Purchasing Fund Shares..................................................8
   Exchanging Fund Shares..................................................11
   Redeeming Fund Shares...................................................12
   Dividends and Distributions.............................................13
   Valuation of Securities.................................................14
   Taxation................................................................14
   Privacy Policy..........................................................15
   Financial Highlights....................................................15



APPENDIX A
   Investment Techniques and Practices.....................................16

THE FUND--DETAILS

Investment Objective

The Limited Duration U.S. Government Fund (the "Fund") seeks to achieve a high level of current income that is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises ("GSEs") (collectively "U.S. Government securities") and in repurchase agreements collateralized by such securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund's investments may include mortgage-backed securities that represent interests in pools of mortgage loans or asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. The Fund also intends to be managed to comply with all investment limitations applicable to federal credit unions so as to qualify as an eligible investment for these institutions. The Fund does not intend to make any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council ("FFIEC").

                                      =========================================
Under normal market and interest      |    DURATION A mathematical concept
rate conditions, the Fund seeks to    |    that is used to measure bond price
maintain a target duration between    |    volatility as a consequence of a
1 and 5 years ("Limited Duration")    |    change in the general level of
To achieve the flexible               |    interest rates. Bonds with larger
implementation of this target         |    durations tend to be more volatile
duration range, the Fund does not     |    than bonds with smaller durations.
restrict its minimum or               |    For example, a bond with a duration
maximum maturity. For example, the    |    of 5 is approximately 2 1/2 times
Fund may adopt a strategy meant to    |    more volatile to a change in the
take advantage of an unusual shape    |    general level of interest rates
presented by the yield curve known    |    than is a bond with a duration of
as a BAR-BELL portfolio structure.    |    2. Although subject to constraints
This structure would include a        |    that can make it less than perfect,
large block of money market           |    it can produce a useful measure of
instruments and a large block of      |    price sensitivity for an individual
longer maturity issues that           |    bond or for an entire portfolio of
together produce a duration measure   |    bonds. For example, the price of a
that falls within the target          |    bond with a duration of 5 should go
duration range of 1 to 5 years.       |    down by 5% for each 1% increase in
                                      |    the general level of interest
                                      |    rates.
                                      =========================================
Pennant Management, Inc. ("Pennant" or "Money Manager"), the Fund's Money Manager, intends to vary the quality, sector and maturity of the eligible securities selected for the Fund based upon the Money Manager's analysis of financial market conditions and the outlook for the U.S. economy. The Money Manager's view is that interest rates and spreads between bond market sectors are closely tied to the real economy and the supply/demand conditions in the credit markets. By monitoring these variables closely, the Money Manager will attempt to adjust duration and bond market sector weightings in order to exploit its convictions regarding the general level of interest rates and spreads between Fund eligible sectors of the bond market. The Money Manager attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors such as: money markets, U.S. Government agency securities, mortgages and asset-backed securities. Investment selections may be based on fundamental economic, market and other factors that may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. Once investment opportunities are identified, the Money Manager will shift assets among durations and sectors depending upon perceived supply and demand conditions, changes in relative valuations, credit spreads and upon historical yield or price relationships.

                                   ACCESSOR 1

The Fund  may  also  purchase  both  existing  securities  and  securities  on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regular-way settlement, that is delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. The Fund may also purchase money market securities which are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Money market securities are often specifically structured so that they are eligible investments for a money market fund. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, which means you could lose money.

CALL RISK. Some bonds are issued with specific maturities that also allow the issuer to redeem the issue in whole or part before the stated final maturity. An issuer may "call" a bond when the general level of interest rates has declined relative to what they were when the bond issuer originally issued the bond. If an issuer "calls" a bond during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield. If this happens the Fund may not be able to take advantage of any increase in value as a result of declining interest rates.

CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. For U.S. Government Securities, the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

INCOME RISK. If interest rates fall, the Fund's income will decline as bonds are bought at lower rates to re-invest proceeds from sales or maturities, or to invest new money.

INTEREST RATE RISK. The prices of bonds will generally fall when interest rates rise and conversely, when interest rates fall the price of bonds will generally rise. These changes in bond prices will affect the Fund's share price. The longer the Fund's effective maturity and duration, the more its share price is likely to be affected by a change in interest rates.

LIQUIDITY RISK. If there is no active trading market for certain types of securities, it can become more difficult to sell such securities at or near their value. This may result in a dramatic fall in the value of such securities value and have a negative effect on the Fund's share price.

MANAGEMENT RISK. The risk that a strategy used by the Money Manager may fail to produce the intended results. There is no guarantee that the Money Manager's security selection techniques or timing decisions will achieve the Fund's investment objective.

PORTFOLIO TURNOVER. The Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.


                                   ACCESSOR 2

PREPAYMENT AND EXTENSION RISK. Many types of debt securities, including mortgage-backed and certain asset-backed securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price. When interest rates rise, the effective duration of the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates.

TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.


FUND PERFORMANCE

Investment operations for the Fund commenced on July 6, 2004, and as a result the Fund does not have one year of performance information.










                                   ACCESSOR 3

FUND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge or Rule 12b-1 distribution fees* and therefore these fees are not included in the tables.

                                                              LIMITED DURATION
                                                           U.S. GOVERNMENT FUND
Shareholder Fees/1/ (fees paid directly
from your investment)


REDEMPTION FEE   (as a percent of amount redeemed)                      none



The tables reflect estimated fees and expenses of the Fund.
-------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
% of average daily net assets

MANAGEMENT FEES/2/                                                       0.34%
DISTRIBUTION AND SERVICE (12b-1) FEE                                     None
OTHER EXPENSES/3/                                                        0.24
                                                                         ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.58%
                                                                         ======

-----------------

/1/Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.

/2/Management fees consist of the management fee paid to Accessor Capital and the fee paid to the Money Manager of the Fund.

/3/Other expenses are based on estimated amounts for the current fiscal year.

*Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee.

EXPENSE EXAMPLE

The Example shows what an investor in the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         FUND               One Year     Three Years    Five Years    Ten Years
-------------------------------------------------------------------------------
 LIMITED DURATION FUND        $59           $186          $324           $726






                                   ACCESSOR 4

                                 SECURITY TYPES

The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. The FFIEC is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System
(FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. See Appendix A for the qualifying security types under the current FFIEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which. is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

Security Types
--------------

Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

Certificates of Deposit: The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

Debt Securities: Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include government securities and mortgage and other asset-backed securities.

Government Securities: Government securities are securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. These securities are normally considered to be of the highest quality. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). All GSE debt is sponsored but not necessarily guaranteed by the federal government. For instance, government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs. Some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC").

Mortgage-Related Securities: Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities


                                   ACCESSOR 5
which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

CERTAIN ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Fund may invest in other types of securities and employ additional investment techniques that are not the primary approach of the Fund and therefore not described in this Prospectus. Appendix A to this Prospectus lists the various security types and investment techniques used by the Fund, including the principal securities types and techniques described above. The additional security types, techniques and their accompanying risks are more fully described in the Fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the Fund.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

On the following pages is information on Accessor Capital and the Fund's Money Manager and a description of how Accessor Capital and the Money Manager are compensated for the services each provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contracts is contained in the Statement of Additional Information. This information will also be available in the Fund's report to shareholders beginning with the semi-annual report dated June 30, 2005.

The Fund paid Accessor Capital 0.12% and the Money Manager 0.20% for total management fees of 0.32% (annualized) for the fiscal year 2004 (reflected as a percentage of average net assets).

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

The Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Fund, selects the Money Manager for the Fund, and monitors the performance of the Money Manager. In addition, Accessor Capital directly invests the assets of the Accessor U.S. Government Money Fund and the Accessor Allocation Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

The Fund will pay Accessor Capital an annual management fee for providing management and administration services in the amount of 0.12% of the Fund's average daily net assets. The Fund will pay an annual Investment Advisory Fee to the Money Manager in the amount of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters and as more fully described under "Money Manager" see page 7. The Fund's combined management fee payable to Accessor Capital and the Money Manager is expected to be 0.32% for the first four complete calendar quarters.

The Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) a transaction fee of $0.50 per transaction.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202 ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


                                   ACCESSOR 6

MONEY MANAGER     Pennant Management, Inc., 11270 West Park Place, Suite 460
                  Milwaukee, WI  53224

Pennant Management was formed in 1992 and has approximately $3.2 billion in assets under management as of December 31, 2004.

The Money Manager uses a team approach to the management of the Fund. This team is led by John P. Culhane, CFA, Senior Vice President. Mr. Culhane and Jonathan Rigano, Assistant Vice President/Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund, under the supervision of Mark A. Elste, CFA, President & Chief Investment Officer. Mr. Culhane has been with Pennant Management since 2002. Prior to joining Pennant Management, Mr. Culhane was the Chief Investment Officer at GreatBanc Trust Company since 1989. Mr. Rigano joined Pennant Management in 1999. He is responsible for performing portfolio management, trading and investment research functions. Prior to forming Pennant Management in 1992, Mr. Elste was the Chief Investment Officer for Banc One Investment Advisors, Inc. and Banc One Wisconsin Trust Co., NA.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Fund pays an annual Investment Advisory Fee to the Money Manager based upon a percentage of the average daily net assets of the Fund, as follows:

For the first four complete calendar quarters of management of the Fund by the Money Manager, Accessor Funds will pay the Money Manager on a quarterly basis at the annual fee of 0.20% ("Fund Management Fee") applied to the average daily net assets of the Fund.

Commencing with the fifth complete calendar quarter of management by the Money Manager, Accessor Funds will pay the Money Manager based on the schedule below as applied to the average daily net assets of the Fund.

--------------------------------------------------------------------------------
0.35% on the first $25 million of assets under management; plus,
0.25% on the next $75 million of assets under management, plus,
0.20% on all assets above $100 million
--------------------------------------------------------------------------------

The Money Manager may, from time to time, find it appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
SEC REGULATORY MATTER|
---------------------|

Although the following matter does not pertain to this Fund or the Fund's Money Manager, it may involve the Fund's investment Manager, Accessor Capital:

As previously disclosed, Accessor Funds, Inc. and Accessor Capital received a document and information request from the Staff of the Fort Worth District Office of the SEC (the "Staff") in connection with a sweep examination relating to the performance fees charged by investment advisers to mutual funds. The
Funds voluntarily responded to the Staff's request in June 2004, and subsequently provided additional follow-up information that the Staff requested. The Funds and Accessor Capital received a deficiency letter from the Staff dated May 24, 2005 (the "Letter"). The Letter set forth deficiencies the Staff believed existed with respect to the performance fee calculation and charges by the Funds and Accessor Capital including: (i) Accessor Capital calculated performance fees contrary to certain requirements of the Investment Adviser Act;
(ii) the Money Manager agreements with the Funds did not meet certain requirements of the Investment Company Act of 1940; (iii) the Funds Board was not provided with sufficient information regarding how the performance fee was calculated; and (iv) the Funds disclosures in its Registration Statement and Shareholder Reports did not properly describe the performance fee calculation. The Letter further requests that the Funds evaluate and make a determination as to appropriate steps to be taken to address the stated deficiencies, including appropriate actions to ensure that the Funds and shareholders are fully compensated for any Fund overcharge of performance fees, and provide a formal written response to the Staff. The Letter states that the Funds and Accessor Capital should assess whether occurrences described in the Letter reflect weaknesses in their compliance culture and should take appropriate corrective action. The Funds' Board and Accessor Capital together with counsel are conducting an on-going review and analysis of matters related to those outlined in the Letter. No final decisions have been made as to the actions to be taken to respond to the Staff.

                                   ACCESSOR 7

PURCHASING FUND SHARES

WHERE TO PURCHASE

DIRECT INVESTORS. Shares of the Fund may be purchased directly from Accessor Funds for no sales charge or commission.

FINANCIAL INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries, trust companies, broker-dealers, registered investment advisors, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies and providers of fund supermarkets who have agreements with the Distributor and/or Accessor Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

HOW TO PURCHASE

Normally your financial  intermediary  will send your    =======================
purchase  requests to Accessor Funds' Transfer Agent.    |  Shares may not be
Purchase  orders are  accepted on each  business  day    |  purchased on days
that the NYSE is open  and must be  received  in good    |  when the NYSE is
order.   Requests   received  "in  good  order"  must    |  closed for trading:
include:  account  name,  account  number,  dollar or    |  New Year's Day,
share amount of transaction,  Fund(s),  allocation of    |  Martin Luther King,
investment,  and signature of authorized  signer.  In    |  Jr. Day, Presidents
accordance  with the USA PATRIOT  Act, if you fail to    |  Day, Good Friday,
provide all of the required information  requested in    |  Memorial Day,
the current account application,  your purchase order    |  Independence Day,
will not be processed.  The Transfer Agent, on behalf    |  Labor Day,
of Accessor Funds and the Distributor, is required by    |  Thanksgiving Day and
law to obtain certain  personal  information from you    |  Christmas Day.
or persons  acting on your  behalf in order to verify    =======================
your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.


                                   ACCESSOR 8

Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

     BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

     BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

     BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

     BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

IRA/SIMPLE/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS. Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                   ACCESSOR 9

INVESTMENT MINIMUMS. The minimum initial investment in the Fund is $1,000,000; provided, however that the Distributor and/or the Fund reserve the right to accept a lesser initial investment at their sole and absolute discretion. There is no minimum investment balance required to be maintained. Subsequent purchases may be made in any amount.

SHARE PRICING
Investors purchase Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets, subtracting Fund liabilities, and dividing by the number of outstanding Shares. The NAV is calculated each day that the NYSE is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. For related information see "Valuation of Securities" on page 14.

MARKET TIMING/EXCESSIVE TRADING

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increa sed administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Fund's restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Fund (or Accessor Capital, on behalf of the Fund) may restrict or refuse purchases or investors who in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase; (ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or
(iv) otherwise seem to follow a market timing pattern that the Fund or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Accessor Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under its control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.


                                  ACCESSOR 10

FOR MORE INFORMATION

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

                             EXCHANGING FUND SHARES

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Accessor Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

Exchanges have the same tax consequences as ordinary sales and purchases. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

EXCHANGING THROUGH ACCESSOR FUNDS

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

         By Mail.  Share exchange instructions may be mailed to:

                                Accessor Funds, Inc.
                                Attn: Shareholder Services
                                P. O. Box 1748
                                Seattle, WA 98111-1748

         By Fax.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.


                                  ACCESSOR 11

REDEEMING FUND SHARES

Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received " in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, and signature of authorized signer. The Transfer Agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include an Authorization for Distribution from IRA form, which includes a statement of whether or not you are at least 59-1/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                                      =========================
Investors may request to redeem Shares of the Fund    |  Redemption requests
on any day that the NYSE is open for business. The    |  for shares that were
request must be received in good order by the         |  purchased by check
Transfer Agent or certain financial intermediaries    |  will be honored at
prior to the close of the NYSE, normally 4:00 p.m.    |  the next NAV
Eastern time. Requests received "in good order"       |  calculated after
must include: account name, account number, dollar    |  receipt of the
or share amount of transaction, Fund name and         |  redemption request.
signature of authorized signer. Shares will be        |  However, redemption
redeemed at the next NAV calculated after the         |  proceeds will not be
Transfer Agent receives the redemption request in     |  transmitted until
good order. Payment will ordinarily be made within    |  the check used for
seven days of the request by wire-transfer or ACH     |  the investment has
to a shareholder's domestic commercial bank           |  cleared.
account. Shares may be redeemed from Accessor         =========================
Funds any of the following ways:

     BY MAIL. Redemption requests may be mailed to:

                        Accessor Funds, Inc.
                        Attn:  Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748.

     BY FAX. Redemption requests may be faxed to Accessor Capital at (206) 224-4274.

     BY TELEPHONE. Shareholders with account balances of at least $1 million in the Fund may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service. Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven calendar days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If


                                  ACCESSOR 12
payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of the Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $10,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

DIVIDEND AND DISTRIBUTION

     DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions monthly.

     OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of the Fund will be automatically reinvested in additional Shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


                                  ACCESSOR 13

                            VALUATION OF SECURITIES

The Fund generally values its securities using market quotations obtained from a pricing service. Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances.


                                  ACCESSOR 14

                                    TAXATION

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 15% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls. A redemption of a Fund's shares or an exchange of the Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

The foregoing is only a brief summary of certain Federal income tax consequences of investing in the Funds. Please see the Statement of Additional Information for a further discussion. Shareholders should consult a tax advisor for further information regarding the Federal, state, and local tax consequences of an investment in shares of the Fund.


                                  ACCESSOR 15

DEFENSIVE DISTRIBUTION PLAN

The Fund has adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

                                 PRIVACY POLICY

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.


                                  ACCESSOR 16

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period ended December 31, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements is included in the annual report, which is available upon request.

================================================================================
                     LIMITED DURATION U.S. GOVERNMENT FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                2004(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.00

   Net investment income (loss)(1)                                0.09
   Net realized and unrealized gain (loss)
      on investments                                             (0.04)
                                                          ----------------------
Total from investment operations                                  0.05

   Distributions from net investment income                      (0.09)
   Distributions from capital gains                               -
   Distributions in excess of capital gains                       -
                                                          ----------------------
Total distributions                                              (0.09)

NET ASSET VALUE, END OF PERIOD                                $  11.96
================================================================================
TOTAL RETURN(2)                                                   0.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                      $ 58,963
   Ratio of expenses to average net assets(4)                     0.58%*
   Ratio of net investment income to average net assets           1.67%*
Portfolio turnover rate                                          29.46%





--------------------------------------------------------------------------------
(1)  Per share amounts are based on average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on July 6, 2004.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
*    Annualized

                                   APPENDIX A

Investment Techniques and Practices


In pursuing its investment objective, the Fund may engage in the principal and non-principal investment techniques and practices set forth below. Those techniques and practices that the Fund intends to employ currently are indicated by a filled circle (*), those that the Fund does not currently intend to use but which the Fund reserve to use at any time in the future are indicated by an open circle (0). The Fund may not use all of these techniques and practices. The Fund's principal investment strategies, security types and accompany risks are set forth in the Prospectus. The Fund's non-principal investment techniques and corresponding risks are more fully described in the Fund's SAI.



                                              *   Fund uses or currently
                                                  anticipates using
                                              0   Permitted, but Fund does not
Investment Technique or Practice                  currently anticipate using
------------------------------------------------------------------------------


PRINCIPAL INVESTMENT TECHNIQUES OR STRATEGIES

Collateralized* Repos                                                     *
U.S. Treasuries & Strips                                                  *
FNMA, FHLMC, FFCB, SLMA, FHLB                                             *
SBA Loan Pools                                                            *
MBS  pass-thru's
     GNMA                                                                 *
     FNMA AND FHLMC                                                       *
TVA                                                                       *
Municipal Securities:
     GO's                                                                 *
     Ban's and Tan's                                                      *
     Pre-Refunded Munis                                                   *
Sallie Mae ABS                                                            *
Asset Backed Securities rated 20% risk based                              *
CMO's:
     GNMA                                                                 *

OTHER INVESTMENT TECHNIQUES OR STRATEGIES

Mutual Funds                                                              0
SBA guaranteed portion purchased & evidenced by 1086                      0
USDA loans guaranteed that are purchased                                  0
Asset-Backed Commercial Paper from securitization process                 0
     rated A-1/P-1
Deposit Notes and Bank Notes                                              0
FHA loans                                                                 0
Whole Loan CMO's                                                          0
REFCO                                                                     0
Federal Financing Bank                                                    0
CMO's:
     VA Vendee                                                            0
Commercial Paper (backed by bank letter of credit)                        0
Bankers Acceptances:
     OECD institutions                                                    0
     non-OECD institutions with 1 year of less maturity                   0
CD's (uninsured):
     US and OECD Institutions                                             0
     non-OECD Institutions with 1 year of less maturity                   0
Eurodollar CD's:
     OECD institutions                                                    0
     non-OECD Institutions with 1 year of less mat.                       0


*Collateralized by securities by are otherwise anticipated to be used by the Fund.

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     o    Fund performance data and financial statements

     o    Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus. For shareholder inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         Accessor Capital Management LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com

         Securities and Exchange Commission
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                             ACCESSOR(R) FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 30, 2005
                        as supplemented November 7, 2005

ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of ten diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. The nine Underlying Funds in this Statement of Additional Information are the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund. These fifteen investment portfolios that are the subject of this Statement of Additional Information are each referred to as a "Fund" and collectively the "Funds".

Each Fund offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares, which are offered through separate prospectuses for a total of three prospectuses: the Advisor Class Shares Prospectus, Investor Class Shares Prospectus, and the A Class and C Class Prospectus, each dated April 30, 2005 (collectively, the "Prospectuses"). Also, Advisor Class Shares, Investor Class Shares and Institutional Class Shares of the U.S. Government Money Fund are offered through solo Prospectuses. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2004 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2004, is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call 1-800-759-3504 or visit our website at www.accessor.com.

Accessor Funds currently includes the following Funds:

GROWTH FUND -- seeks capital growth.

VALUE FUND -- seeks capital growth.

SMALL TO MID CAP FUND -- seeks capital growth.

INTERNATIONAL EQUITY FUND -- seeks capital growth.

HIGH YIELD BOND FUND -- seeks high current income.

INTERMEDIATE FIXED-INCOME FUND -- seeks generation of current income.

SHORT-INTERMEDIATE FIXED-INCOME FUND -- seeks preservation of capital and generation of current income.

MORTGAGE SECURITIES FUND -- seeks generation of current income.

U.S. GOVERNMENT MONEY FUND -- seeks maximum current income consistent with the preservation of principal and liquidity.

LIMITED DURATION U.S. GOVERNMENT FUND -- (not offered through this SAI)

ACCESSOR INCOME ALLOCATION FUND -- seeks high current income and some stability of principal.

ACCESSOR INCOME & GROWTH ALLOCATION FUND -- seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND -- seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH & INCOME ALLOCATION FUND -- seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND -- seeks high potential capital appreciation and some current income.

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND -- seeks high potential capital appreciation.

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.............................................4
INVESTMENT RESTRICTIONS, POLICIES AND RISKS.................................4
MANAGEMENT OF THE FUNDS....................................................29
CODE OF ETHICS.............................................................34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................34
INVESTMENT ADVISORY AND OTHER SERVICES.....................................44
VALUATION..................................................................75
FUND TRANSACTION POLICIES..................................................76
PERFORMANCE INFORMATION....................................................78
TAX INFORMATION............................................................87
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................92
FINANCIAL STATEMENTS......................................................100
PROXY VOTING POLICIES AND PROCEDURES......................................101
APPENDIX A - RATINGS OF DEBT INSTRUMENTS..................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.........................B-1

                         GENERAL INFORMATION AND HISTORY


Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into fifteen Funds. Each Fund offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. In addition, the U.S. Government Money Fund has created Institutional Class Shares, which is not currently being offered. The Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in a Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for each Fund share you own at shareholder meetings.

Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to Management Agreements with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, and dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS
-------------------------------------------

Each Underlying Fund's investment objective is "fundamental". Each Fund has certain investment restrictions that are also "fundamental". A fundamental objective or restriction may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Allocation Fund's investment objective and each Fund's investment restrictions and policies designed as "non-fundamental" may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions and other policies.

INVESTMENT RESTRICTIONS


           FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

Each Underlying Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated, each Underlying Fund may not:

1. With respect to 75% of it's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.


NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS

The following are each Underlying Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the non-fundamental investment policies in paragraphs 1 through 7 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. For purposes of a Fund's policy of investing at least 80% of its net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes.

1. Under normal circumstances, the Small to Mid Cap Fund will invest at least 80% of its assets in stocks issued by small and medium capitalization issuers. For purposes of this policy, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

2. Under normal circumstances, the International Equity Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

3. Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds, commonly referred to as "junk bonds." For purposes of this policy, high-yield bonds are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager.

4. Under normal circumstances, the Intermediate Fixed-Income Fund will invest at least 80% of its assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of between three and ten years.

5. Under normal circumstances, the Short-Intermediate Fixed-Income Fund will invest at least 80% of its assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of not less than two years nor more than five years.

6. Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of its assets in mortgage-related securities.

7. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its assets in short-term U.S. Government Securities, subject to non-fundamental restriction number 24.

8. Each Underlying Fund (other than the U.S. Government Money Fund) may invest up to 15% of its net assets in illiquid securities and the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

9. Each Underlying Fund may not effect short sales, although each Underlying Fund (except for U.S. Government Money Fund) may effect short sales against-the-box; provided, however, that not more than 25% of such Underlying Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.

10. Each Underlying Fund may not purchase securities on margin (except that an Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options).

11. Each Underlying Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")." Under the 1940 Act, a Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

12. Each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

13. Each Underlying Fund may not make investments for the purpose of exercising control of management.

14. Each Underlying Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

15. Each Underlying Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S.

Government Money Fund may not purchase warrants. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

16. Each Underlying Fund's (except the Mortgage Securities Fund) entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. The Mortgage Securities Fund may invest up to 25% of its net assets in reverse repurchase agreements and dollar rolls.

17. Each Underlying Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts ("REITs"); provided, however, that U.S. Government Money Fund may not invest in REITs.

18. The International Equity Fund will not enter into forward contracts on a regular basis or continuous basis if it would have 25% or more of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

19. The Bond Funds and the International Equity Fund may invest up to 5% of their net assets in inverse floaters.

20. No Underlying Fund will invest more than 5% of its net assets in privately-issued STRIPS.

21. The Underlying Funds may invest up to 5% of their net assets in Municipal Securities (fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States). The Underlying Funds may also invest in fixed-income securities issued by foreign governments and their agencies.

22. Each Underlying Fund (except the Mortgage Securities Fund and U.S. Government Money Fund) may invest in foreign securities. While the Growth Fund, Value Fund, and Small to Mid Cap Fund do not currently intend to, each may invest up to 20% of its net assets in common stocks of foreign issuers.

23. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

24. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by non-fundamental restriction number 11.

25. The U.S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

26. Each Underlying Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Underlying Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary or defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Underlying Funds (other than the U.S. Government Money Fund) also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

         (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

         (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (E.G., A-1/P-1) or one of the two highest long-term rating categories (E.G., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Funds' credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

26. The Underlying Funds will not invest in fixed-income securities, including fixed-income securities of foreign issuers or convertible securities, rated by S&P or Moody's, or in unrated securities, which are deemed by Accessor Capital or a Money Manager at the time of purchase to be of a lesser credit quality than those designated, as follows:

------------------------------------------------------- -----------------------------------------------------
Fund                                                    Rating
------------------------------------------------------- -----------------------------------------------------
Growth, Value, Small to Mid Cap, International          less than A
Equity, Mortgage Securities, and U.S. Government
Money Funds
------------------------------------------------------- -----------------------------------------------------
Intermediate Fixed-Income and Short-Intermediate        less than A, except no more than 20% of its assets
Fixed-Income Funds                                      in securities rated BBB (S&P) or Baa (Moody's), and
                                                        no more than 6% of its assets in securities
                                                        rated BB (S&P) or Ba (Moody's)
------------------------------------------------------- -----------------------------------------------------
High Yield Bond Fund                                    rated higher than BB+ and lower than CCC- (S&P) or
                                                        higher than Ba1 or lower than Caa3 (Moody's) (with
                                                        respect to 80% of its net assets)
------------------------------------------------------- -----------------------------------------------------

These ratings are modified with a plus (+) or minus (-) sign by S&P and with a 1, 2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

While the Growth, Value, Small to Mid Cap, and International Equity Funds do not currently intend to, each may invest up to 20% of its net assets in fixed-income securities. The International Equity Fund may invest in fixed-income securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. Accessor Capital monitors the credit quality of securities purchased for the Funds and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.


FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACCESSOR ALLOCATION FUNDS

Each Allocation Fund is subject to the following "fundamental" investment restrictions that may only be changed by approval of a majority of the Fund's shareholders. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. The investment limitations set forth below relate only to the Allocation Funds, and may not necessarily apply to the Underlying Funds in which the Allocation Funds invest. Accordingly, each of the Allocation Funds may not:

1. Borrow money or issue senior securities, except as permitted by the 1940 Act;

2. Underwrite securities issued by others, except to the extent the Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with the investment in other investment companies;

3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ALLOCATION FUNDS

The following are each Allocation Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated upon approval of a majority of the Independent Directors but without shareholder approval.

1. Each Allocation Fund does not currently intend to purchase securities on margin, except that each Allocation Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2. Each Allocation Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Each Allocation Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

4. Each Allocation Fund may invest in short-term instruments, U.S. Government Securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Allocation Funds invest primarily in the Underlying Funds and, although unlikely, may directly invest in some of the investments described below. Consequently, the Allocation Funds are also subject to the risk considerations set forth below.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described below in "Risks of Investing in Asset-Backed and Mortgage-Related Securities" or in a pay-through structure similar to the collateralized mortgage structure.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fixed-Income Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests and the U.S. Government Money Fund will not invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by the Money Managers of the Bond Funds in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years, and the Short-Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of no less than two years nor more than 5 years. In addition, under normal market conditions, it is expected that the Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 3 and 10 years, and the Short-Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 1 and 6 years.

EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may enter into foreign currency transactions. The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

The International Equity Fund may enter into forward contracts when the Money Manager determines that the best interests of the Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Equity Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Equity Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Equity Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Equity Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Equity Fund's records at the trade date and maintained until the transaction is settled.

When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. The International Equity Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Equity Fund's total assets committed to forward contracts entered into under this second type of transaction.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Equity Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

This method of protecting the value of the International Equity Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES. The Funds (with the exception of the Mortgage Securities, U.S. Government Money Fund and the Accessor Allocation Funds) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

A Fund may invest in foreign securities by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in securities held by arrangement with the bank. The Funds will normally invest in American Depository Receipts ("ADRs"), which are the receipt denominated in U.S. dollars for shares of a foreign-based corporation held by a U.S. bank and entitling the purchaser of the ADR to all dividends and capital gains in the foreign corporation. Depository receipts can either be "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying securities. Less information about the issuer of the underlying securities may be available in the case of unsponsored depository receipts.

FORWARD COMMITMENTS. A Fund (other than the Allocation Funds) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

FUTURES CONTRACTS. Each Fund (other than the U.S. Government Money Fund and the Allocation Funds) is permitted to enter into financial futures contracts, stock index futures contracts, commodities futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Equity Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery.

Upon entering into a futures contract, a Fund is required to deposit "initial margin" with its custodian (in the name of the futures broker through whom the transaction was effected). Initial margin deposits are generally equal to a percentage of the contract's value (typically 5%). Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. Also, a Fund will not enter into any such contracts unless it owns either (i) an offsetting ("covered") position in securities or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations not covered as provided in (i) above. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

A "commodities futures contract" is a contract to buy or sell specified units of a commodity at a specified future date at a price agreed upon when the contract is made. Commodities include meats, grains, metals and energy products.

It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating investing the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.

The Funds (other that the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.

ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVERSE FLOATERS. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Funds or the International Equity Fund invest in inverse floaters, they will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.

Exchange traded funds (ETFs) are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index. ETFs may include:

         STANDARD & POOR'S DEPOSITARY RECEIPTS (SPY) SPDR Trust, Series 1, usually referred to as "Spiders," tracks the S&P 500 index. Select Sector SPDRs track various sector indices that carve up the S&P 500 index into separate industry groups. SPDR Trust, Series 1 is structured as a unit investment trust, but Select Sector SPDRs are open-end funds;

         DIAMONDS (DIA) follow the Dow Jones Industrial Average; and the NASDAQ-100 TRUST (QQQ), or Cubes, benchmark the Nasdaq 100 index;

         STREETTRACKS are a group of ETFs managed by State Street Global Advisors. These ETFs track various indexes, including Dow Jones style-specific and global indexes, technology indexes from Morgan Stanley Dean Witter, and the Wilshire REIT index. streetTracks are open-end funds, not unit investment trusts, and trade on the American Stock Exchange; or

         ISHARES are a group of ETFs advised and marketed by Barclays Global Investors. iShares are structured as open-end mutual funds.

         ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors.

HOLDING COMPANY DEPOSITORY RECEIPTS (HOLDRs), are securities that represent ownership in the common stock or American Depository Receipts (ADR) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. They may or may not have been recommended by Merrill Lynch and Sector changes The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Accessor Funds on behalf of each Underlying Fund claimed an exclusion from the definition of a commodity pool operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation as a CPO.

LOWER-RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

MONEY MARKET INSTRUMENTS. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

         (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

         (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which mean that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Each Underlying Fund may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

Each Underlying Fund may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, each Underlying Fund (except U.S. Government Money
Fund) may also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Funds (except U.S. Government Money Fund) may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Funds (except

U.S. Government Money Fund) will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally the security will be treated as illiquid unless: (i) it is rated at least BBB/Baa or a comparable rating from another nationally recognized statistical ratings organization ("NRSRO"), (ii) at least two dealers make a market in the security, (iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

OPTIONS. The Funds' (other than the U.S. Government Money Fund and the Allocation Funds) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the over-the-counter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Equity Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Equity Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Equity Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Funds will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PRIVATELY-ISSUED STRIP SECURITIES. The Funds (other than the Allocation Funds) may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.

REAL ESTATE-RELATED SECURITIES. A real estate investment trust is an investment trust that owns and manages a pool of commercial properties and mortgages and other real estate assets; shares can be bought and sold in the stock market. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts (REITs). The Funds (with the exception of the U.S. Government Money Fund and the Allocation Funds) may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. The Funds do not currently intend to invest a significant portion of their assets in REITs but have the flexibility to invest up to 20%.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a

Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks - Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund (except for the Accessor Allocation Funds) may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Funds' abilities to invest in warrants and rights.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

RULE 144A SECURITIES. Each Fund (other than the Allocation Funds) may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which a fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the average dollar weighted portfolio duration of the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, these Funds will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Funds' average dollar weighted portfolio duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when these Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted portfolio duration.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). The types of U.S. Government obligations in which the Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, I.E., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis. Government Sponsored Entities (GSEs) are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.
S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC"). All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the
U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The U.S. Government Money Fund may purchase variable rate U.S. Government Securities which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Funds (except for the Accessor Allocation Funds) may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

ZERO-COUPON SECURITIES. Each Underlying Fund may invest in zero-coupon securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

The portfolio holdings of the Funds and other information concerning portfolio characteristics may be considered material, non-public information. The Board of Directors has adopted policies with respect to the disclosure of the Funds' portfolio holdings. These policies apply to all officers, employees and agents of the Funds, including the Funds' investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. It is the policy of the Funds not to separately disclose to any person the current portfolio holdings of the Funds. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Funds' general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Funds; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Funds require that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Funds' portfolio holdings for the legitimate business purposes as set forth above, the Funds' Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Funds to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

The Funds have no policies or agreements currently in place for the disclosure of the Funds' portfolio holdings to any person or entity for compensation.

The Funds do have on-going arrangements with certain specified persons or entities for the disclosure of the Funds' portfolio holdings. The Funds provide top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Funds provide monthly portfolio holdings to reporting services such as Morningstar. The Funds' Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of each Fund. The public accounting firm receives the Funds portfolio holdings on at least a quarterly basis. The Funds do not have any on-going arrangements to provide portfolio holdings with any other persons.

The Board of Directors has authorized the Funds' CCO or its designee to authorize the release of the Funds' current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Funds' current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Funds' CCO reports quarterly to the Board of Directors if a disclosure of the Funds' current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading the Funds shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                             MANAGEMENT OF THE FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                   NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS

J. Anthony Whatley, III(1,2)  Director, President    All Positions     Director and President,     15              None
Age 62                        & Principal            Held Since 1991   Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101                                                      August 2000;
                                                                       Executive Director
                                                                       Accessor Capital
                                                                       Management LP since
                                                                       April 1991.

NONINTERESTED DIRECTORS

George G. Cobean, III         Director               Director Since    Director, Vice              15              Director, Action
Age 66                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      15              None
Age 64                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.

Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                      PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                      DURING PAST FIVE YEARS

Ravindra A. Deo             Senior Vice                Officer Since 1992         Director and Secretary, Accessor
Age 42                      President, Treasurer                                  Capital Corporation, since August
1420 Fifth Avenue           & Principal Financial/                                2000; Vice President and Chief
Seattle, WA 98101           Accounting Officer                                    Investment Officer, Accessor Capital
                                                                                  Management LP since January 1992.

Linda V. Whatley(2)         Senior Vice President      Officer Since 1991         Vice President, Accessor Capital
Age 46                      & Assistant Secretary                                 Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995         Director and Treasurer, Accessor
Age 60                                                                            Capital Corporation, since August
1420 Fifth Avenue                                                                 2000; Director of Sales and  Client
Seattle, WA 98101                                                                 Service, Accessor Capital Management
                                                                                  LP since October 1993

Christine J. Stansbery      Senior Vice                Officer Since 1995         Chief Compliance Officer since
Age 53                      President, Secretary                                  October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                    Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                               April 2001; Assistant Vice President -
                                                                                  Compliance since January 1997,
                                                                                  Regulatory Manager from March through
                                                                                  December 1996, Accessor Capital
                                                                                  Management LP.

Darin K. Dubendorf          Vice President             Officer Since 2002         Regional Director, Accessor Capital
Age 38                                                                            Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101

==========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


R. Michael Daley            Vice President             Officer Since 2002         Regional Director, Accessor Capital
Age 29                                                                            Management LP since October 1998.
1420 Fifth Avenue
Seattle, WA 98101

Deborah Jean Bryan          Vice President             Officer since 2003         Director of Operations and
Age 37                                                                            Information Technology since June
1420 Fifth Avenue                                                                 2003, Director of Operations since
Seattle, WA  98101                                                                November 1998, Accessor Capital
                                                                                  Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004         Jr. Investment Analyst, Accessor
Age 28                                                                            Capital Management, since June
1420 Fifth Avenue                                                                 2004; Operations Associate,
Seattle, WA 98101                                                                 Accessor Capital Management, since
                                                                                  April 2002; Registered Representative,
                                                                                  Diversified Financial Concepts, since
                                                                                  September 2001; Operations Associate,
                                                                                  Harris Investor Line, since March 2000;
                                                                                  Full-time student, University of
                                                                                  Washington, September 1995-December
                                                                                  1999.

ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met 5 times during the fiscal year ended December 31, 2004. In addition, representatives from the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of December 31, 2004.

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY                 SECURITIES OWNED IN ALL REGISTERED
NAME OF DIRECTOR                         SECURITIES OWNED                       ACCESSOR FUNDS OVERSEEN BY DIRECTOR

INTERESTED DIRECTORS

J. Anthony Whatley III                   Aggressive Growth Allocation Fund      Over $100,000
                                         Over $100,000
                                         Income & Growth Allocation Fund
                                         Over $100,000
                                         Income Allocation Fund
                                         Over $100,000

NONINTERESTED DIRECTORS

George G. Cobean III                     Growth Fund                            $10,001 - $50,000
                                         $10,001 - $50,000

Geoffrey C. Cross                        Growth Fund                            Over $100,000
                                         $50,001 - $100,000
                                         Small to Mid Cap Fund
                                         Over $100,000

DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2004, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR TRANSACTIONS. During the past two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

DIRECTOR RELATIONSHIPS. During the past two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect relationship with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, the Distributor, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital, the Distributor, or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager; or (v) an officer of any of the above.

OFFICER INTERRELATED BOARD SERVICE. During the past two years ended December 31, 2004, no officer of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager served on the board of directors of a company where a Noninterested Director of Accessor Funds (or any of their immediate family members) served as an officer.

COMPENSATION TABLE

The Board met four times during the fiscal year ended December 31, 2004. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:

--------------------------------------------------------------------------------------------------------------------------
 NAME                        AGGREGATE COMPENSATION    PENSION OR           ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS       RETIREMENT           BENEFITS UPON        ACCESSOR FUNDS PAID TO
                                                       BENEFITS ACCRUED     RETIREMENT           DIRECTORS
                                                       AS PART OF THE
                                                       FUNDS EXPENSES
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------
J. Anthony Whatley III       None                      None                 None                 None
--------------------------------------------------------------------------------------------------------------------------
NONINTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------
George G. Cobean III         $18,000                   None                 None                 $18,000
--------------------------------------------------------------------------------------------------------------------------
Geoffrey C. Cross            $18,000                   None                 None                 $18,000
--------------------------------------------------------------------------------------------------------------------------

Noninterested Directors of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Funds' officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

                                 CODE OF ETHICS

Accessor Funds, on behalf of the Funds, Accessor Capital and the Distributor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which establishes standards by which certain covered persons of Accessor Funds, Accessor Capital and the Distributor, respectively, must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2005, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund - Advisor Class                                             Growth Fund -Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                              DONALDSON, LUFKIN AND JENRETTE
101 Montgomery Street                                                   ONE PERSHING PLAZA
San Francisco  CA 94104                                  6.78%          JERSEY CITY  NJ 07399             18.26%

National Financial Services Corp                                        National Financial Services Corp
P O Box 3908                                                            P O Box 3908
Church Street Station                                                   Church Street Station
New York  NY 10008-3908                                  10.10%         New York  NY 10008-3908           15.61%

                                                                        Sterne Agee & Leach
AMERICAN MARINE BANK                                                    813 Shades Creek PKWY, Suite
PO BOX 10788                                                            100B
BAINBRIDGE ISLAND, WA 98110-0788                         5.09%          Birmingham, AL 35209              21.03%

                                                                        Trust Company of Sterne Agee&
Zions Bancorporation Pension Plan                                       Leach
c/o Garland Mabe                                                        800 SHADES CREEK PKWY
500 Main Street                                                         Ste 125
Dubuque, IA 52001                                        6.05%          BIRMINGHAM, AL 35023              12.46%

Aggressive Growth Allocation                                            Three Affiliated Tribes Pension
38 Fountain Square                                                      Pl
MD 1COMI8                                                               520 Main Avenue
Cincinnati, OH 45263                                     9.16           Fargo, ND 58124                   15.09%

Growth Allocation
38 Fountain Square                                                      American National Bank
MD 1COMI8                                                               PO Box 191
Cincinnati, OH 45263                                     16.10          Danville, VA 24543-0191           8.71%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     14.11

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     7.86
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund - C Class                                                   Growth Fund A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Pershing, LLC
606 S. Main St.                                                         P. O. BOX
Trust Dept.                                                             2052
Princeton, IL 61356                                      28.26%         JERSEY CITY, NJ 07303-9998        51.61%

                                                                        Sterling Trust Co CUST FBO
Trust Company Of Illinois                                               Citizens First National Bank
45 South Park Blvd., #300                                               P.O Box 2526
Glen Ellyn, IL 60137                                     36.38%         Waco,TX 76702                     41.03%

Pat & Jerry's Family Restaurant
963 W. Midland Road
Auburn, MI 48611                                         13.65%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                               17.24%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Value Fund - Advisor Class                                              Value-Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
National Financial Services Corp
P O Box 3908                                                            DONALDSON, LUFKIN AND JENRETTE
Church Street Station                                                   ONE PERSHING PLAZA
New York  NY 10008-3908                                  6.45%          JERSEY CITY  NJ 07399             17.65%

                                                                        National Financial Services Corp
THE TRUST COMPANY OF STERNE                                             P O Box 3908
800 SHADES CREEK PKWY                                                   Church Street Station
BIRMINGHAM, AL 35023                                     5.05%          New York  NY 10008-3908           12.65%

AMERICAN MARINE BANK                                                    Sterne Agee and Leach, Inc
PO BOX 10788                                                            813 Shades Creek Parkway  #100B
BAINBRIDGE ISLAND, WA 98110-0788                         6.68%          Birmingham, AL 35209              19.89%

                                                                        Trust Company of Sterne Agee&
                                                                        Leach
The Washington Trust Company                                            800 SHADES CREEK PKWY
23 Broad Street                                                         Ste 125
Westerly, RI 02891                                       5.27%          BIRMINGHAM, AL 35023              11.51%

Aggressive Growth Allocation
38 Fountain Square                                                      Dan Motors, Inc. 401(k)
MD 1COMI8                                                               520 Main Avenue
Cincinnati, OH 45263                                     11.31%         Fargo, ND 58124                   17.80%

Growth Allocation
38 Fountain Square                                                      American National Bank
MD 1COMI8                                                               PO Box 191
Cincinnati, OH 45263                                     19.86%         Danville, VA 24543-0191           10.20%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     16.64%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     9.05%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Value - C Class                                                         Value A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Sterling Trust Co CUST FBO
606 S. Main St.                                                         Citizens First National Bank
Trust Dept.                                                             P.O Box 2526
Princeton, IL 61356                                      30.86%         Waco,TX 76702                     95.95%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                                     40.62%

Pat & Jerry's Family Restaurant
963 W. Midland Road
Auburn, MI 48611                                         17.32%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                               6.95%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Small To Mid Cap Fund -
Small to Mid Cap Fund - Advisor Class                                   Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
National Financial Services Corp
P O Box 3908                                                            DONALDSON, LUFKIN AND JENRETTE
Church Street Station                                                   ONE PERSHING PLAZA
New York  NY 10008-3908                                  12.04%         JERSEY CITY  NJ 07399             7.00%

                                                                        National Financial Services Corp
Bank One Trust                                                          P O Box 3908
P.O. Box 160                                                            Church Street Station
Westerville, OH 43086-0160                               17.17%         New York  NY 10008-3908           5.37%

Bank of the West                                                        THE TRUST COMPANY OF STERNE
PO BOX 60078                                                            800 SHADES CREEK PKWY
LOS ANGELES CA 90060-0078                                22.87%         BIRMINGHAM, AL 35023              6.40%

Growth Allocation
38 Fountain Square                                                      Sterne Agee and Leach, Inc
MD 1COMI8                                                               813 Shades Creek Parkway  #100B
Cincinnati, OH 45263                                     6.18%          Birmingham, AL 35209              21.15%

Growth & Income Allocation
38 Fountain Square                                                      Dan Motors, Inc. 401(k)
MD 1COMI8                                                               520 Main Avenue
Cincinnati, OH 45263                                     5.28%          Fargo, ND 58124                   14.55%

                                                                        Arrowhead Trust
                                                                        P.O. Box 735 MC 315
                                                                        San Bernardino, CA 92402          6.12%

                                                                        First Commonwealth Trust
                                                                        614 Philadelphia Street
                                                                        Indiana, PA 15701                 12.91%

                                                                        MCB Trust Services Cust. FBO
                                                                        Brown's Gymnastics Las
                                                                        Vegas,700 17th Street
                                                                        Denver,CO 80202                   15.62%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Small to Mid Cap Fund- C Class                                          Small to Mid Cap Fund - A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Pershing, LLC
606 S. Main St.                                                         P. O. BOX
Trust Dept.                                                             2052
Princeton, IL 61356                                      28.43%         JERSEY CITY, NJ 07303-9998        5.87%

                                                                        Sterling Trust Co CUST FBO
Trust Company Of Illinois                                               Citizens First National Bank
45 South Park Blvd., #300                                               P.O Box 2526
Glen Ellyn, IL 60137                                     41.43%         Waco,TX 76702                     81.75%

                                                                        Primevest Financial Services
                                                                        400 FIRST STREET SO
                                                                        SUITE 300
Pat & Jerry's Family Restaurant                                         P.O. BOX
963 W. Midland Road                                                     283
Auburn, MI 48611                                         10.46%         ST CLOUD MN  56302                12.18%

PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                               16.09%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        International Equity Fund -
International Equity Fund - Advisor Class                               Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN MARINE BANK                                                    DONALDSON, LUFKIN AND JENRETTE
PO BOX 10788                                                            ONE PERSHING PLAZA
BAINBRIDGE ISLAND, WA 98110-0788                         5.92%          JERSEY CITY  NJ 07399             13.79%

                                                                        National Financial Services Corp
Zions Bancorporation Pension Plan                                       P O Box 3908
500 Main Street                                                         Church Street Station
Dubuque, IA 52001                                        9.95%          New York  NY 10008-3908           15.85%

Bank of the West                                                        THE TRUST COMPANY OF STERNE
PO BOX 60078                                                            800 SHADES CREEK PKWY
LOS ANGELES CA 90060-0078                                15.04%         BIRMINGHAM, AL 35023              11.05%

Aggressive Growth Allocation
38 Fountain Square                                                      Sterne Agee and Leach, Inc
MD 1COMI8                                                               813 Shades Creek Parkway  #100B
Cincinnati, OH 45263                                     7.71%          Birmingham, AL 35209              24.87%

Growth Allocation
38 Fountain Square                                                      Dan Motors, Inc. 401(k)
MD 1COMI8                                                               520 Main Avenue
Cincinnati, OH 45263                                     13.17%         Fargo, ND 58124                   17.03%

                                                                        FISERV SECURITIES, INC.
                                                                        ONE COMMERCE
Growth & Income Allocation                                              SQUARE
38 Fountain Square                                                      2005 MARKET STREET  SUITE
MD 1COMI8                                                               1200
Cincinnati, OH 45263                                     11.36%         PHILADELPHIA,  PA  19103          6.36%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     6.19%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        International Equity Fund -
International Equity Fund - C Class                                     A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Sterling Trust Co CUST FBO
606 S. Main St.                                                         Citizens First National Bank
Trust Dept.                                                             P.O Box 2526
Princeton, IL 61356                                      9.62%          Waco,TX 76702                     56.00%

                                                                        Pershing, LLC
Trust Company Of Illinois                                               P. O. BOX
45 South Park Blvd., #300                                               2052
Glen Ellyn, IL 60137                                     77.20%         JERSEY CITY, NJ 07303-9998        5.73%

                                                                        Primevest Financial Services
                                                                        400 FIRST STREET SO
Sterling Trust Co CUST FBO                                              SUITE 300
LA PRAICE MUTUAL INSURANCE CO.                                          P.O. BOX P.O Box 2526 283
Waco,TX 76702                                            9.89%          ST CLOUD MN  56302                37.94%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - Advisor Class                                    High Yield Bond Fund - Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
                                                                        National Financial Services Corp
AMERICAN MARINE BANK                                                    P O Box 3908
PO BOX 10788                                                            Church Street Station
BAINBRIDGE ISLAND, WA 98110-0788                         8.49%          New York  NY 10008-3908           20.63%

The Stephenson National Bank & Trust
1820 HALL AVE                                                           THE TRUST COMPANY OF STERNE
PO BOX 137                                                              800 SHADES CREEK PKWY
Marinette, WI 54143                                      15.12%         BIRMINGHAM, AL 35023              18.83%

                                                                        Carla Truitt and Lynsay Landry
                                                                        C/O: Carla Truitt
The Washington Trust Company23 Broad Street                             7739 Portal
Westerly, RI 02891                                       10.28%         Houston, TX 77071                 7.46%

Bank of the West                                                        American National Bank
PO BOX 60078                                                            PO Box 191
LOS ANGELES CA 90060-0078                                20.52%         Danville, VA 24543-0191           12.73%

Growth Allocation                                                       AMERICAN SCHOOL
38 Fountain Square                                                      P.O. BOX
MD 1COMI8                                                               149
Cincinnati, OH 45263                                     7.08%          YOUNGSTOWN, OH  44501             7.25%

                                                                        FISERV SECURITIES, INC.
                                                                        ONE COMMERCE
Growth & Income Allocation                                              SQUARE
38 Fountain Square                                                      2005 MARKET STREET  SUITE
MD 1COMI8                                                               1200
Cincinnati, OH 45263                                     8.29%          PHILADELPHIA,  PA  19103          7.33%

Balanced Allocation                                                     E*TRADE CLEARING LLC
38 Fountain Square                                                      PO BOX
MD 1COMI8                                                               989030
Cincinnati, OH 45263                                     5.22%          WEST SACRAMENTO CA 95798-9030     11.29%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund - C Class                                          High Yield Bond Fund - A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Mc Donald Investments Inc
606 S. Main St.                                                         4900 TIEDEMAN
Trust Dept.                                                             ROAD
Princeton, IL 61356                                      37.65%         BROOKLYN, OH  44144               7.95%

                                                                        Sterling Trust Co CUST FBO
Trust Company Of Illinois                                               Citizens First National Bank
45 South Park Blvd., #300                                               P.O Box 2526
Glen Ellyn, IL 60137                                     34.44%         Waco,TX 76702                     45.68%

                                                                        Pershing, LLC
Pershing, LLC                                                           P. O. BOX
P. O. BOX 2052                                                          2052
JERSEY CITY, NJ 07303-9998                               14.63%         JERSEY CITY, NJ 07303-9998        45.81%

Sterling Trust Co CUST FBO
La Praice Mutual Insurance Co.
P.O Box 2526
Waco,TX 76702                                            7.98%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Intermediate Fixed Income Fund
Intermediate Fixed Income Fund - Advisor Class                          - Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
THE TRUST COMPANY OF STERNE                                             DONALDSON, LUFKIN AND JENRETTE
800 SHADES CREEK PKWY                                                   ONE PERSHING PLAZA
BIRMINGHAM, AL 35023                                     7.13%          JERSEY CITY  NJ 07399             16.62%

AMERICAN MARINE BANK                                                    THE TRUST COMPANY OF STERNE
PO BOX 10788                                                            800 SHADES CREEK PKWY
BAINBRIDGE ISLAND, WA 98110-0788                         7.26%          BIRMINGHAM, AL 35023              21.11%

Zions Bancorporation Pension Plan                                       Sterne Agee & Leach
c/o Garland Mabe                                                        813 Shades Creek PKWY, Suite
500 Main Street                                                         100B
Dubuque, IA 52001                                        19.49%         Birmingham, AL 35209              13.78%

                                                                        Program Controls Inc., 401(k)
The Washington Trust Company                                            PSP
23 Broad Street                                                         700 17th Street, Suite 300
Westerly, RI 02891                                       11.34%         Denver, CO 80202                  29.48%

Bank of the West
PO BOX 60078
LOS ANGELES CA 90060-0078                                8.99%

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     6.81%

Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     14.33%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     9.43%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund - C Class                                Intermediate Fixed-Income Fund
                                                                        - A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Sterling Trust Co CUST FBO
J. Chad Hamilton                                                        Citizens First National Bank
2132 Keller Lane                                                        P.O Box 2526
Salt Lake City, UT 84121                                 5.78%          Waco,TX 76702                     99.14%

Citizens First National Bank
606 S. Main St.
Trust Dept.
Princeton, IL 61356                                      90.23%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Short Intermediate Fixed Income
Short Intermediate Fixed Income Fund - Advisor Class                    Fund - Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
THE TRUST COMPANY OF STERNE                                             DONALDSON, LUFKIN AND JENRETTE
800 SHADES CREEK PKWY                                                   ONE PERSHING PLAZA
BIRMINGHAM, AL 35023                                     6.07%          JERSEY CITY  NJ 07399             34.35%

                                                                        National Financial Services Corp
The Washington Trust Company                                            P O Box 3908
23 Broad Street                                                         Church Street Station
Westerly, RI 02891                                       17.45%         New York  NY 10008-3908           9.45%

Growth Allocation
38 Fountain Square                                                      THE TRUST COMPANY OF STERNE
MD 1COMI8                                                               800 SHADES CREEK PKWY
Cincinnati, OH 45263                                     6.66%          BIRMINGHAM, AL 35023              27.01%

Growth & Income Allocation                                              Sterne Agee & Leach
38 Fountain Square                                                      813 Shades Creek PKWY, Suite
MD 1COMI8                                                               100B
Cincinnati, OH 45263                                     18.67%         Birmingham, AL 35209              20.38%

Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     14.21%

Income & Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     10.59%

Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                                     8.18%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Short Intermediate Fixed Income Fund - C Class                          Short Intermediate Fixed-Income
                                                                        Fund - A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Citizens First National Bank                                            Sterling Trust Co CUST FBO
606 S. Main St.                                                         Citizens First National Bank
Trust Dept.                                                             P.O Box 2526
Princeton, IL 61356                                      35.20%         Waco,TX 76702                     7.65%

                                                                        Pershing, LLC
Trust Company Of Illinois                                               P. O. BOX
45 South Park Blvd., #300                                               2052
Glen Ellyn, IL 60137                                     59.86%         JERSEY CITY, NJ 07303-9998        87.36%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Mortgage Securities Fund -
Mortgage Securities Fund - Advisor Class                                Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Zions First National Bank                                               DONALDSON, LUFKIN AND JENRETTE
One South Main  STE 1340                                                ONE PERSHING PLAZA
Salt Lake City, UT 84111                                 55.90%         JERSEY CITY  NJ 07399             9.06%

Zions Bancorporation Pension Plan                                       National Financial Services Corp
c/o Garland Mabe                                                        P O Box 3908
500 Main Street                                                         Church Street Station
Dubuque, IA 52001                                        6.31%          New York  NY 10008-3908           15.95%

Bank of the West                                                        THE TRUST COMPANY OF STERNE
PO BOX 60078                                                            800 SHADES CREEK PKWY
LOS ANGELES CA 90060-0078                                12.05%         BIRMINGHAM, AL 35023              37.05%

                                                                        Sterne Agee & Leach
                                                                        813 Shades Creek PKWY, Suite
                                                                        100B
                                                                        Birmingham, AL 35209              16.67%

                                                                        Belvidere National Bank & Trust
                                                                        Company
                                                                        600 South State St.
                                                                        Belvidere, IL 61008-4300          8.15%

                                                                        Arrowhead Trust
                                                                        P.O. Box 735 MC 315
                                                                        San Bernardino, CA 92402          6.09%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Mortgage Securities Fund -
Mortgage Securities Fund - C Class                                      A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Sterling Trust Co CUST FBO
J. Chad Hamilton                                                        Citizens First National Bank
2132 Keller Lane                                                        P.O Box 2526
Salt Lake City, UT 84121                                 8.25%          Waco,TX 76702                     98.91%

Citizens First National Bank
606 S. Main St.
Trust Dept.
Princeton, IL 61356                                      53.64%

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                                     35.34%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
US Government Money Fund - Advisor Class                                US Government Money Fund -
                                                                        Investor Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
Zions First National Bank                                               THE TRUST COMPANY OF STERNE
One South Main  STE 1340                                                800 SHADES CREEK PKWY
Salt Lake City, UT 84111                                 46.01%         BIRMINGHAM, AL 35023              28.53%

                                                                        Sterne Agee & Leach
Nevada State Bank                                                       813 Shades Creek PKWY, Suite
4240 W. Flamingo Road                                                   100B
Las Vegas, NV 89125-0990                                 25.01%         Birmingham, AL 35209              20.49%

Vectra Bank Colorado, N.A.                                              Strachan Shipping Co. 401(k)
1650 S. Colorado Blvd                                                   P.O. Box 2526
Denver, CO 80120                                         13.89%         Waco, TX 76702-2526               12.93%

                                                                        Cook Sign Company 401(k)
                                                                        520 Main Avenue
                                                                        Fargo, ND 58124                   5.90%

                                                                        FIRST CLEARING CORPORATION
                                                                        C/O AGRUSO & TROVATO
                                                                        LLP
                                                                        3285 VETERANS MEMORIAL            20.13%

                                                                        The Savannah Bancorp, Inc
                                                                        800 Shades Creek Parkway Suite
                                                                        125
                                                                        Birmingham,AL 35209               6.16%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
US Government Money Fund - C Class                                      US Government Money Fund -
                                                                        A-Class

Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

Trust Company Of Illinois                                               Accessor Capital Management
45 South Park Blvd., #300                                               1420 5th Ave  Suite 3600
Glen Ellyn, IL 60137                                     74.74%         Seattle, WA  98101                13.83%


Pat & Jerry's Family Restaurant                                         Debra J. Schoener
963 W. Midland Road                                                     179 Harvester
Auburn, MI 48611                                         6.54%          Winona, MN 55987                  5.94%


                                                                        Roger Kirkvold
                                                                        2390 Garvin Hts Rd
                                                                        Winona, MN 55987                  57.94%


                                                                        Sterling Trust Co, FBO
                                                                        FBO: A.R. Butler Construction
                                                                        PO Box 2526
                                                                        Waco, TX 76702                    17.45%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggressive Growth Allocation
Aggressive Growth Allocation-Advisor                                    Fund - Investor Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

National Financial Services Corp                                        Trust Company of Sterne Agee&
P O Box 3908                                                            Leach
Church Street Station                                                   800 Shades Creek PKWY,  Ste 125
New York  NY 10008-3908                                  66.62%         Birmingham, AL 35209              24.17%


401K & PS Pl Emp Western Industries                                     Strachan Shipping Co. 401(k)
401 North 31st Street                                                   P.O. Box 2526
Billings, MT 59101                                       5.26%          Waco, TX 76702-2526               19.80%


                                                                        Cook Sign Company 401(k)
                                                                        520 Main Avenue
                                                                        Fargo, ND 58124                   8.09%


                                                                        American National Bank
                                                                        PO Box 191
                                                                        Danville, VA 24543-0191           27.07%


                                                                        The Savannah Bancorp, Inc
                                                                        800 Shades Creek Parkway Suite
                                                                        125
                                                                        Birmingham,AL 35209               7.78%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggressive Growth Allocation
Aggressive Growth Allocation Fund - C Class                             Fund - A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Pershing, LLC
Pershing, LLC                                                           P. O. BOX
P. O. BOX 2052                                                          2052
JERSEY CITY, NJ 07303-9998                               31.62%         JERSEY CITY, NJ 07303-9998        55.85%


                                                                        Primevest Financial Services
                                                                        400 FIRST STREET SO
                                                                        SUITE 300
MATTHEW D STATON                                                        P.O. BOX
212 VALLEY PARK DR                                                      283
CHAPEL HILL NC      27514-3324                           7.30%          ST CLOUD MN  56302                15.24%


Primevest Financial Services
400 FIRST STREET SO SUITE 300
P.O. BOX 283
ST CLOUD MN  56302                                       21.20%


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Growth Allocation Fund -Advisor                                         Growth Allocation Fund -
                                                                        Investor Class


Owner                                                    Percent        Owner
------------------------------------------------------------------------------------------------------------------------------------

National Financial Services Corp                                        Trust Company of Sterne Agee&
P O Box 3908                                                            Leach
Church Street Station                                                   800 Shades Creek PKWY,  Ste 125
New York  NY 10008-3908                                  53.82%         Birmingham, AL 35209              18.38%


The Washington Trust Company                                            Strachan Shipping Co. 401(k)
23 Broad Street                                                         P.O. Box 2526
Westerly, RI 02891                                       19.22%         Waco, TX 76702-2526               28.61%


                                                                        American National Bank
                                                                        PO Box 191
                                                                        Danville, VA 24543-0191           9.04%


                                                                        The Savannah Bancorp, Inc
                                                                        800 Shades Creek Parkway Suite
                                                                        125
                                                                        Birmingham,AL 35209               19.63%

                                       41

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Growth Allocation Fund - C Class                                        Growth Allocation Fund -
                                                                        A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Pershing, LLC
Pershing, LLC                                                           P. O. BOX
P. O. BOX 2052                                                          2052
JERSEY CITY, NJ 07303-9998                               29.18%         JERSEY CITY, NJ 07303-9998        59.98%


                                                                        Primevest Financial Services
                                                                        400 FIRST STREET SO
Primevest Financial Services                                            SUITE 300
400 FIRST STREET SO SUITE 300                                           P.O. BOX
P.O. BOX 283                                                            283
ST CLOUD MN  56302                                       5.83%          ST CLOUD MN  56302                8.12%


                                                                        Sterling Trust Co CUST FBO
Sterne, Agee & Leach                                                    Citizens First National Bank
800 Shades Creek PKWY,  Ste 125                                         P.O Box 2526
Birmingham, AL 35209                                     5.27%          Waco,TX 76702                     12.31%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Allocation Fund -Advisor                                Growth & Income Allocation Fund
                                                                        - Investor Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

National Financial Services Corp
P O Box 3908                                                            Cook Sign Company 401(k)
Church Street Station                                                   520 Main Avenue
New York  NY 10008-3908                                  28.41%         Fargo, ND 58124                   18.44%


THE TRUST COMPANY OF STERNE                                             Wilfred W. McDougal
800 SHADES CREEK PKWY                                                   1719 Greer Drive W.
BIRMINGHAM, AL 35023                                     19.77%         Newark, OH 43055                  9.21%


Josiah A Polhemus                                                       Pershing, LLC
C/O Steven Polhemus                                                     P. O. BOX
23 Mueller Court                                                        2052
Helena, MT 59601                                         5.18%          JERSEY CITY, NJ 07303-9998        7.46%


The Washington Trust Company
23 Broad Street
Westerly, RI 02891                                       16.85%


First Independent Aggregate Account
1220 Main Street, Suite 300
Vancouver, WA 98660                                      6.05%


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Growth & Income Allocation Fund
Growth & Income Allocation Fund - C Class                               - A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Pershing, LLC
Pershing, LLC                                                           P. O. BOX
P. O. BOX 2052                                                          2052
JERSEY CITY, NJ 07303-9998                               26.20%         JERSEY CITY, NJ 07303-9998        33.87%


                                                                        Sterling Trust Co CUST FBO
                                                                        Citizens First National Bank
                                                                        P.O Box 2526
                                                                        Waco,TX 76702                     39.45%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Balanced Allocation Fund -
Balanced Allocation Fund - Advisor Class                                Investor Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

National Financial Services Corp                                        Trust Company of Sterne Agee&
P O Box 3908                                                            Leach
Church Street Station                                                   800 Shades Creek PKWY,  Ste 125
New York  NY 10008-3908                                  50.11%         Birmingham, AL 35209              26.54%


THE TRUST COMPANY OF STERNE                                             Strachan Shipping Co. 401(k)
800 SHADES CREEK PKWY                                                   P.O. Box 2526
BIRMINGHAM, AL 35023                                     8.82%          Waco, TX 76702-2526               28.45%


The Washington Trust Company                                            Cook Sign Company 401(k)
23 Broad Street                                                         520 Main Avenue
Westerly, RI 02891                                       5.86%          Fargo, ND 58124                   11.67%


First Independent Aggregate Account                                     American National Bank
1220 Main Street, Suite 300                                             PO Box 191
Vancouver, WA 98660                                      16.42%         Danville, VA 24543-0191           5.49%


                                                                        The Savannah Bancorp, Inc
                                                                        800 Shades Creek Parkway Suite
                                                                        125
                                                                        Birmingham,AL 35209               6.36%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Balanced Allocation Fund -
Balanced Allocation Fund - C Class                                      A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Pershing, LLC
Kitty Chandler Hyer Rev Trust                                           P. O. BOX
6477 Hwy 93 S                                                           2052
Whitefish, MT 59937                                      5.47%          JERSEY CITY, NJ 07303-9998        56.21%


                                                                        Primevest Financial Services
                                                                        400 FIRST STREET SO
                                                                        SUITE 300
Pershing, LLC                                                           P.O. BOX
P. O. BOX 2052                                                          283
JERSEY CITY, NJ 07303-9998                               40.40%         ST CLOUD MN  56302                14.43%


                                                                        FREDERICK HARRISON
                                                                        608 SECOND AVENUE SOUTH 8TH
                                                                        FL
                                                                        MINNEAPOLIS, MN 55402             5.03%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Income & Growth Allocation Fund
Income & Growth Allocation Fund -Advisor                                - Investor Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

National Financial Services Corp                                        National Financial Services Corp
P O Box 3908                                                            P O Box 3908
Church Street Station                                                   Church Street Station
New York  NY 10008-3908                                  12.00%         New York  NY 10008-3908           8.38%


                                                                        Trust Company of Sterne Agee&
The Washington Trust Company                                            Leach
23 Broad Street                                                         800 Shades Creek PKWY,  Ste 125
Westerly, RI 02891                                       5.75%          Birmingham, AL 35209              22.63%


First Independent Aggregate Account                                     Strachan Shipping Co. 401(k)
1220 Main Street, Suite 300                                             P.O. Box 2526
Vancouver, WA 98660                                      53.82%         Waco, TX 76702-2526               12.50%


                                                                        Cook Sign Company 401(k)
                                                                        520 Main Avenue
                                                                        Fargo, ND 58124                   10.59%


                                                                        The Savannah Bancorp, Inc
                                                                        800 Shades Creek Parkway Suite
                                                                        125
                                                                        Birmingham,AL 35209               9.49%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Income & Growth Allocation Fund
Income & Growth Allocation Fund - C Class                               - A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

Pat & Jerry's Family Restaurant                                         Thomas W. Wagner
963 W. Midland Road                                                     628 N M Street
Auburn, MI 48611                                         8.02%          Livingston, MT 59047              7.34%


Pershing, LLC                                                           Pershing, LLC
P. O. BOX 2052                                                          P. O. BOX
JERSEY CITY, NJ                                                         2052
07303-9998                                               55.92%         JERSEY CITY, NJ 07303-9998        30.17%


                                                                        Sterling Trust Co CUST FBO
The First Company-Aggregate Accout                                      Citizens First National Bank
701 East 83rd Avenue, Suite 12                                          P.O Box 2526
Merrillville, IN 46410                                   11.90%         Waco,TX 76702                     55.37%


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Income Allocation Fund -
Income Allocation Fund -Advisor                                         Investor Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Trust Company of Sterne Agee&
J ANTHONY WHATLEY                                                       Leach
615 HILLSIDE DRIVE                                                      800 Shades Creek PKWY,  Ste 125
SEATTLE, WA 98112-0000                                   6.03%          Birmingham, AL 35209              24.17%


National Financial Services Corp
P O Box 3908                                                            Glennville Bank & Trust PSP
Church Street Station                                                   102 E. Barnard Street
New York  NY 10008-3908                                  13.74%         Glennville, GA 30427              9.33%


The Washington Trust Company                                            Cook Sign Company 401(k)
23 Broad Street                                                         520 Main Avenue
Westerly, RI 02891                                       8.88%          Fargo, ND 58124                   30.87%


                                                                        Padlock Ranch Company 401(K)
MIDTRUSCO                                                               Plan
5901 COLLEGE BLVD STE 100                                               P. O. Box 30918
OVERLAND PARK KS 66211                                   7.53%          Billings, MT 59116-0918           7.09%


Bank of the West                                                        American National Bank
PO BOX 60078                                                            PO Box 191
LOS ANGELES CA 90060-0078                                37.26%         Danville, VA 24543-0191           8.71%


                                                                        The Savannah Bancorp, Inc
First Independent Aggregate Account                                     800 Shades Creek Parkway Suite
1220 Main Street, Suite 300                                             125
Vancouver, WA 98660                                      13.30%         Birmingham,AL 35209               12.46%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Income Allocation Fund - C Class                                        Income Allocation Fund - A-Class


Owner                                                    Percent        Owner                             Percent
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Pershing, LLC
Roberta P. Henry                                                        P. O. BOX
605 E. River Road                                                       2052
Emigrant, MT 59027                                       6.46%          JERSEY CITY, NJ 07303-9998        45.97%


                                                                        Sterling Trust Co CUST FBO
Pat & Jerry's Family Restaurant                                         Citizens First National Bank
963 W. Midland Road                                                     P.O Box 2526
Auburn, MI 48611                                         12.46%         Waco,TX 76702                     50.94%


PERSHING LLC
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998                               57.05%


NFSC
MICHELLE GALBREATH
3832 VALERIE PLACE NE
ALBUQUERQUE, NM 87111                                    6.80%


The First Company-Aggregate Accout
701 East 83rd Avenue, Suite 12
Merrillville, IN 46410                                   5.43%

------------------------------------------------------------------------------------------------------------------------------------


As of April 15 2005, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund except in the following Funds: (1) 6.03% of the Income Allocation Fund; (2) 2.64% of the Income & Growth Allocation Fund; (3) 1.17% of the Balanced Allocation Fund; and
(4) 1.32% of the Aggressive Growth Allocation Fund.

If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES


SERVICE PROVIDERS

The Funds' day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

Manager, Administrator, Transfer Agent,              Accessor Capital Management LP
Registrar and Dividend Disbursing Agent

Custodian                                            Fifth Third Bank

Fund Accounting Agent                                ALPS Mutual Funds Services

Money Managers
         Fund                                        Money Manager
------------------------------------------------------------------
         Growth Fund                                 Enhanced Investment Technologies LLC ("INTECH")
         Value Fund                                  Wellington Management LLC ("Wellington Management")
         Small to Mid Cap Fund                       SSgA Funds Management, Inc. ("SSgA")
         International Equity Fund                   J.P. Morgan Fleming Asset Management (London) Limited
                                                              ("JPMorgan")
         High Yield Bond Fund                        Financial Management Advisors, LLC ("FMA")
         Intermediate Fixed-Income Fund and
         Short-Intermediate Fixed-Income Fund        Cypress Asset Management ("Cypress")
         Mortgage Securities Fund                    BlackRock Financial Management, Inc. ("BlackRock")
         U.S. Government Money Fund and
         Accessor Allocation Funds                   Accessor Capital Management LP ("Accessor Capital")

Distributor                                          ALPS Distributors, Inc.

MANAGER, ADMINISTRATOR, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, Fifth Third Bank that serves as the Custodian, ALPS Mutual Funds Services that serves as the Fund Accounting Agent, and ALPS Distributors, Inc. that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International

Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on February 25, 2005.

The Management Agreement with the Allocation Funds was initially approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on November 16, 2000, and by the shareholders of the Allocation Funds on December 27, 2000. The Management Agreement with the Allocation Funds was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on February 25, 2005.

BOARD APPROVAL OF MANAGEMENT AGREEMENT. When considering the continuation of the Management Agreements, the Board reviewed reports prepared by and data provided by Accessor Capital and materials provided by Fund counsel. The principal factors considered by the Board are Accessor Capital's: (1) selection, monitoring and, when necessary, proposing changes in the Money Managers, as evidenced principally by the investment performance of each Fund relative to its benchmark index and to other mutual funds of comparable size with similar objectives over the last 1, 3, and 5 year periods and for the life of the Funds;
(2) fees as a percentage of a Fund's assets, as compared to fees paid to other investment managers by mutual funds of comparable size; and other compensation, principally transfer agency fees, paid by the Funds and any attendant economies of scale that may be recognized; (3) cost-effective management of the Funds, as evidenced principally by the Funds' expense ratios as compared to mutual funds with similar objectives and of similar size in mutual fund families of similar size; (4) structuring and negotiation of the Money Manager fees; (5) initiation of new or revised portfolio investment practices and investor services and programs, and commitment of its resources, including some of its profits, to do so; (6) day to day management and administration of the Funds' operations, including regulatory compliance, oversight of the Money Managers brokerage commission and portfolio trading practices.

At the Board's most recent renewal of the Management Agreements with Accessor Capital, the Board concluded Accessor Capital's: (1) Selection of Money Managers has been satisfactory, particularly under the market conditions which have prevailed since March, 2000. At the renewal of the Management Agreement for the 2004-2005 year, the Board noted that for the lives of the Funds, other than U.S. Government Money Fund, seven of the eight Funds equaled or exceeded their benchmark prior to fees, and three of eight did so after fees. (2) Fees and compensation were reasonable in relation to the services provided to the Funds and management fees paid by comparable mutual funds to their investment managers. (3) Management of the Funds' expenses was very satisfactory; the Advisor Class for all Funds had expense ratios which were lower than their comparable universe of mutual funds and all Funds had expense ratios that were competitive with more tightly constricted universes. (4) Negotiation of revised Money Manager fees resulted in the Funds fee rates which were competitive with the rates paid by other comparable institutional investors. (5) Initiatives to enhance the Funds' investment practices and investors services and programs were very satisfactory taking into account, particularly, (a) the market conditions of the past several years and the adverse impact of those conditions on Accessor Capital's revenues and profits, and (b) the added operating and compliance expenses Accessor Capital has absorbed responding to new privacy, anti-terrorism and corporate financial reporting laws. (6) Day to day management and administration of the Funds was satisfactory.]

ACCESSOR CAPITAL'S FEES. The schedule below shows fees payable to Accessor Capital as Manager and administrator of Accessor Funds, pursuant to the Management Agreements between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Allocation Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including the Management Fees described below.

Accessor Capital has entered into a Second Expense Subsidy Agreement with Accessor Funds with respect to the Allocation Funds. Accessor Funds has received from the Securities and Exchange Commission an exemptive order allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds' expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. The Allocation Funds intend to pay the management fee to Accessor Capital of 0.10%, up to 0.10% of their own "other expenses" and any applicable distribution or service fees. To the extent that these expenses are not paid by the Underlying Funds or directly by the Allocation Funds, Accessor Capital has contractually agreed to pay the expenses of the Allocation Funds for the fiscal years ended December 31, 2004 through 2006.

MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                                                         Management Fee
                                                                   (as a percentage of average
Accessor Fund                                                           daily net assets)
-----------------------------------------------------------------------------------------
Growth                                                                         0.45%
Value                                                                          0.45%
Small to Mid Cap                                                               0.60%
International Equity                                                           0.55%
High Yield Bond                                                                0.36%
Intermediate Fixed-Income                                                      0.33%
Short-Intermediate Fixed-Income                                                0.33%
Mortgage Securities                                                            0.36%
U.S. Government Money                                                          0.08%
Income Allocation                                                              0.10%
Income & Growth Allocation                                                     0.10%
Balanced Allocation                                                            0.10%
Growth & Income Allocation                                                     0.10%
Growth Allocation                                                              0.10%
Aggressive Growth Allocation                                                   0.10%

MANAGEMENT FEES PAID TO ACCESSOR CAPITAL


For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with each Fund:

         ACCESSOR FUND                                  2002              2003             2004
         Growth                                       $646,511          $445,908         $483,779
         Value                                         494,933           327,303          407,404
         Small to Mid Cap                              870,517           739,009          909,330
         International Equity                          440,207           344,056          434,992
         High Yield Bond                               166,143           195,584          196,636
         Intermediate Fixed-Income                     196,909           168,464          155,906
         Short-Intermediate Fixed-Income               198,440           228,481          286,097
         Mortgage Securities                           543,688           604,285          592,313
         U.S. Government Money                       1,484,022           911,646          914,114
         Income Allocation                              11,823            11,830           12,461
         Income & Growth Allocation                      6,501            10,725           21,169
         Balanced Allocation                            17,671            24,236           40,255
         Growth & Income Allocation                     19,863            24,225           57,416
         Growth Allocation                              30,460            30,592           53,789
         Aggressive Growth Allocation                   17,019            16,791           25,260

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, 0.13% of the average daily net assets of the High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, and 0.05% of the average daily net assets of the U.S. Government Money Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. No transfer agency fee is charged to the Allocation Funds directly. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.

TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL

FUND                                          2002**              2003                  2004
Growth                                       $221,752           $ 164,246              $175,098
Value                                         169,820             120,764               146,474
Small to Mid Cap                              221,325             199,363               240,479
International Equity                          121,650             101,563               126,198
High Yield Bond                                61,781              76,486                76,758
Intermediate Fixed-Income                      79,390              75,233                69,670
Short-Intermediate Fixed-Income                79,730              97,781               120,121
Mortgage Securities                           202,769             238,133               225,909
U.S. Government Money                         843,048             658,469               328,253

--------------
** The Transfer Agent Agreement was amended on February 21, 2002, to decrease the annual fee on the U.S. Government Money Fund from 0.13% to 0.05%, effective May 1, 2002.

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Funds' may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

On February 11, 2002, certain changes were made in the direct and indirect ownership interests and structure of Accessor Capital. As a result of these changes, the general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation majority owned by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Ravindra A. Deo, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

CUSTODIAN

The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Underlying Funds' assets since October, 1996, and the Allocation Funds' assets since December, 2000. Through an agreement between Fifth Third and Accessor Funds, Fifth Third may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts").

FUND ACCOUNTING AGENT

ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. ALPS is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver Colorado 80202 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of ALPS, the Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

 The Distributor is compensated under the Distribution Agreement. For A Class Shares, the Distributor receives commission revenue consisting of that portion of the A Class Shares sales charge remaining after the allowances by the Distributor to investment dealers. For A Class Shares and C Class Shares, the Distributor sells the rights to the 12b-1 fees paid by the Fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of C Class Shares.

The Distributor also receives any contingent deferred sales charges that apply upon redemption during the first 24 months after purchase of A Class Shares and the first year after purchase of C Class Shares, as described below in "Additional Purchase and Redemption Information - Redemption of A Class and C Class Shares" and is paid by the Funds the service and distribution fees described in the prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of A Class Shares or C Class Shares of the Funds to certain financial intermediaries from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.

The aggregate dollar amount of underwriting commissions and the amount retained by the principal underwriter for each of the Funds' last three fiscal years are set forth below:

                FISCAL YEAR/           AGGREGATE                AMOUNT RETAINED
                PERIOD                 UNDERWRITING             BY PRINCIPAL
                                       COMMISSIONS              UNDERWRITER

A CLASS         2003                    $ 20,066                $  3,356
                2004                    $605,194                $113,591

C CLASS         2002                    $0                      $0
                2003                    $168,106*               $0
                2004                    $385,170*

*This amount represents the total up-front commissions the Distributor paid-out during years indicated. The Distributor recouped $2,545 in 2003 and $36,928 in 2004, such amounts represents the 1.00% CDSC when C Class shares are sold within one-year of purchase.

The Distribution Agreement for the Funds may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of a Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

The Funds have adopted 12b-1 plans for its Investor Class, A Class Shares and C Class Shares which, among other things, permit them to pay the Funds' Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to financial intermediaries are known as "trail commissions." For a more detailed description of the Funds' 12b-1 plans, see "Distribution and Service Plan" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as each Fund's independent registered public accounting firm and in that capacity audits the Funds' annual financial statements. Kirkpatrick & Lockhart Nicholson Graham LLP, 75 State Street, Boston, Massachusetts 02109 serves as the Funds' outside legal counsel.

MONEY MANAGERS

Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager. Each other Underlying Fund of Accessor Funds currently has one Money Manager investing all or part of its assets.

The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction Policies--Brokerage Allocations."

Each new, revised or amended Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of each Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management

Agreement is reviewed annually by the Board of Directors. The table below sets forth the effective dates and Board and shareholder approval dates for the current Money Management Agreements for each Fund.

                                                            CURRENT MONEY         MOST RECENT
                                                            MANAGER AGREEMENT     BOARD APPROVAL   SHAREHOLDER
FUND                             CURRENT MONEY MANAGER      EFFECTIVE DATE        DATE             APPROVAL DATE
----------------------------------------------------------------------------------------------------------------------
Growth                           INTECH                     January 1, 2005       December 27,     Sept. 1, 1993*
                                                                                  2004
Value                            Wellington Management      January 1, 2005       December 27,     August 15, 1995*
                                                                                  2004
Small to Mid Cap                 SSgA                       January 1, 2005       December 27,     April 30, 1998*
                                                                                  2004
International Equity             JPMorgan Fleming           January 1, 2005       December 27,     Sept. 30, 1994*
                                                                                  2004
High Yield Bond                  FMA                        January 1, 2005       December 27,     May 1, 2000
                                                                                  2004
Int. Fixed-Income                Cypress                    January 1, 2005       December 27,     Sept. 1, 1993*
                                                                                  2004
Short-Int. Fixed-Income          Cypress                    January 1, 2005       December 27,     Sept. 1, 1993*
                                                                                  2004
Mortgage Securities              BlackRock                  January 1, 2005       December 27,     Jan. 27, 1995
                                                                                  2004

--------------------
*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

BOARD APPROVAL OF MONEY MANAGERS AGREEMENTS. In connection with these approvals, the Board reviews reports and other data prepared by Accessor Capital, the Money Managers and Fund counsel. The three principal factors which the Board considers for each Money Manager are: (1) The investment performance of the Fund relative to its benchmark index and to the investment performance of mutual funds of comparable size with similar investment objectives (taking into account, when appropriate, that the Funds' Money Managers are expected to remain fully invested in their assigned securities); (2) The amount and rate of the Money Manager's fee as compared to other similar sub-advisers; and (3) Accessor Capital's assessment and evaluation of each Money Manager's ability to manage the Fund and achieve its objectives during the new contract year and Accessor Capital's recommendations as to whether or not the Money Manager Agreements be renewed or terminated. The Board also considered to the extent appropriate: the quality and timeliness of services provided to the Funds (e.g., reporting trades to the Fund custodian; assisting in resolving trade settlement or pricing issues); continuity of the Money Manager's investment personnel and the portfolio manager(s) serving the Fund; and regulatory compliance and compliance with the Fund's investment policies and administrative procedures.

In approving the Money Managers Agreement, the Board of Directors, including the non-interested Directors, considered in general the nature, quality and scope of services to be provided by the Money Manager. The Board of Directors, including the non-interested Directors, met with representatives of Accessor Capital, and were provided with information from each of the Money Mangers, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. The Board received information on the portfolio managers who would have day-to-day investment management responsibility for the Fund. Information included the name of the portfolio managers as well as the principal officers of the Money Manager, and information relating to the number of years operating as an investment adviser, assets under management and any specialty or relevant experience each Money Manager had in managing particular investment styles. The Board of Directors was also informed that key investment personnel remained under contract with each of the particular Money Managers. Further, information was provided and presented for discussion with the Board regarding the philosophy of each Money Manager's approach to investing. Additionally, the Board considered each Fund's performance history; the Money Manager's costs of providing services under the Money Manager's Agreement; and that there were no anticipated ancillary benefits that the Money Manager would receive from its relationship with the Fund. In evaluating the fees to be received by the Money Managers, the Board of Directors discussed that the fees that a Money Manager typically receives in similar circumstances, were comparable to the fees to be received by the Money Managers for its services to the Funds. Also discussed were any economies of scale that would be recognized by each particular arrangement, with the Board determining that as the asset size of the Fund grows, so too would the economies of scale given the current fee structure.

ENHANCED INVESTMENT TECHNOLOGIES LLC ("INTECH")-GROWTH FUND. In February, 2004 the Board considered a change in the Money Manager from Chicago Equity Partners to INTECH and approved the Money Manager Agreement with INTECH. The Board considered the factors as set forth above and also considered specific information provided to them regarding the former Money Manager's performance during the previous renewal period and INTECH's performance with accounts which were run in a similar style. The Board considered the Money Manager's experience as an adviser and expertise in managing in the growth style of investing. The Board also considered INTECH's use of a disciplined, mathematical investment strategy. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. In approving the initial Money Manager Agreement, the Board also took into account the time and attention to be devoted by senior members of the Money Manager to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Money Manager were appropriate to fulfill effectively the duties of the Money Manager on behalf of the Fund. The Board also considered the business reputation of the Money Manager and its financial resources and concluded that the Money Manager would be able to meet any reasonably foreseeable obligations under the Money Manager Agreement. The Board received information concerning the investment philosophy and investment process to be applied by the Money Manager in managing the Fund. The Board concluded that the Money Manager's investment process, research capabilities and philosophy were well-suited to the Fund, given the Fund's investment objective and policies. In addition to the factors mentioned above, the Board also reviewed the level of the Money Manager fee in respect of the management of the Fund. In evaluating the fees to be paid to the Money Manager, the Board considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by the Money Manager to its other clients.


WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management")--VALUE FUND. In November 2003 the Board considered and renewed the Money Manager Agreement with Wellington Management, effective January 2004. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience as an adviser and expertise in managing in the value style of investing. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. The Board concluded that the Money Manager performed well relative to a controlled peer group, despite underperforming its benchmark cumulatively and in several quarterly periods. The Board concluded that the Fund benefited from the combination of low management fees and effective management. The Board approved the renewal of Wellington's Money Management Agreement for a one-year term and concluded that such renewal was in the shareholders' best interest.

SSgA FUNDS MANAGEMENT, INC ("SSgA")--SMALL TO MID-CAP FUND. In May 2004 the Board considered and renewed the Money Manager Agreement with SSgA. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience years as an adviser and expertise in managing in the small to mid-cap style of investing. The Board also considered SSgA's use of a multifactor stock evaluation model. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. The Board concluded that the Money Manager's performance had been very good during the previous renewal period. The Fund's performance was favorable when compared relative to several universes of peer groups. The Board decided to renew the Money Manager Agreement for a one-year term based upon the Money Manager's satisfactory performance and the anticipated continuity of its organization structure and sophistication of the investment process.

J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD ("JPMorgan Fleming")--INTERNATIONAL EQUITY FUND. In November 2003 the Board considered and renewed the Money Manager Agreement with JPMorgan Fleming effective January 2004. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience as an adviser and expertise in managing in the international equity style of investing. The Board also considered JPMorgan Fleming's investment process designed to capture strong stock picking skills of JPMorgan Fleming's regional investment teams. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. The Board considered the Fund's performance and determined that it was satisfactory compared to its peer group in terms of risk and return. The Board concluded that even though the Fund's performance was below that of its benchmark, that the Money Manager had stronger performance in the past and when compared to possible alternative Money Managers, managing in the same style. The Board also considered the current investment market and concluded that renewing the Money Manager Agreement for a one-year term would be in the shareholders' best interest. The Board determined to carefully review the Money Manager's performance during the next period to consider such renewal in the future.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock")--MORTGAGE SECURITIES FUND. In February 2004 the Board considered and renewed the Money Manager Agreement with BlackRock. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience as an adviser and expertise in managing in the mortgage securities style of investing. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. The Board concluded that performance of the Money Manager has been very good since inception of the Funds, with very low levels of risk, relative to the benchmark and several universes of peers. The Board concluded that by renewing the Money Manager Agreement, the Fund's shareholders would continue to benefit from such results. The Board decided to renew the Money Manager Agreement for a one-year term and concluded such renewal was in the best interest of shareholders.

CYPRESS ASSET MANAGEMENT ("Cypress")--INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND. In February 2004 the Board considered and renewed the Money Manager Agreements with Cypress. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience as an adviser and expertise in managing in the intermediate and short-intermediate fixed-income style of investing. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreements. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreements and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. In renewing the Intermediate Fixed-Income Agreement, the Board concluded that performance of the Money Manager had been solid during the renewal period with very low levels of risk relative to the benchmark. Although the Fund generally underperformed its benchmark, Cypress has added value over the long term and has historically done so very consistently, resulting in positive rankings against several universes of peer groups. The Board concluded that by renewing the agreement, Fund shareholders would continue to benefit from Money Manager's consistent investment approach and overall portfolio management skills. The Board decided to renew the Money Manager Agreement for a one-year term. In renewing the Short-Intermediate Fixed-Income Fund agreement, the Board concluded that performance of the Money Manager had been solid during the renewal period with very low levels of risk relative to the benchmark. Although the Fund generally underperformed its benchmark, Cypress has added value over the long term and has historically done so very consistently, resulting in satisfactory rankings by Morningstar. The Board concluded that by renewing the agreement, Fund shareholders would continue to benefit from the Money Manager's consistent investment approach and overall portfolio management skills. The Board decided to renew the Money Manager Agreement for a one-year term.

FINANCIAL MANAGEMENT ADVISERS, LLC ("FMA")--HIGH YIELD BOND FUND. In February 2004 month the Board considered and renewed the Money Manager Agreement with FMA. The Board considered the factors as set forth above and also considered specific information provided to them regarding the Money Manager's performance during the previous renewal period. The Board considered the Money Manager's experience as an adviser and expertise in managing in the high yield fixed-income style of investing. The Board concluded that the Money Manager was qualified to carry-out its duties pursuant to the Money Manager Agreement. The Board considered the fee to be paid to the Money Manager pursuant to the Money Manager Agreement and concluded that it was reasonable compared to fees charged by similar sub-advisers, in light of the services performed by the Money Manager. The Board concluded that Money Manager's performance had been satisfactory during the renewal period, with very low levels of risk, relative to the benchmark and peers in the Morningstar universe. The Board concluded that while the Fund underperformed relative to its benchmark during the period it had generally strong performance overall and in the past. The Board concluded that shareholders would continue to benefit from the Money Manager's investment ability and historical performance. The Board decided to renew the Money Manager Agreement for a one-year term.

The Directors who are not interested persons of Accessor Capital or the Money Manager met separately with counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Money Manager Agreements, the non-interested Directors discussed the allocation of the proposed investment advisory fee between Accessor Capital and the Money Managers, the services to be provided by the Money Managers and the personnel and experience of the Money Managers. The Board of Directors, including the non-interested Directors, after reviewing the totality of the information presented, including the day-to-day portfolio management of the Fund's investments and the experience and philosophy of the Money Managers, concluded that the Money Manager Agreements were in the best interests of the Funds and its shareholders. Based on this review, the non-interested Directors also concluded that the fee paid to the Money Managers, is fair and reasonable for the Fund and that the Money Manager Agreements are in the best interests of the Fund and its shareholders.

Among other items, the Board reviewed the performance of each Money Manager through the most recent calendar quarter at the time of each renewal, the Board concluded such performance for each Money Manager was acceptable or in the case of the Growth Fund Money Manager unacceptable in which case the Money Manager was replaced. The performance reviewed by the Board was as follows:


Fund           Money        Date     Performance  Fund      Manager   Quarterly    Manager    Benchmark   Annualized  Total
               Manager      of       Review       Quarterly Quarterly Performance  Annualized Annualized  Manager     Fee
                            Renewal  Dates        Return     Return   of           Rolling    Rolling     Excess      Payable
                                                                      Benchmark    Return     Return      Return
Growth         INTECH       Dec.     Q1 2004        1.78%     NA*       0.02%       NA*         0.50%       NA*         NA*
                            31,      Q2 2004        4.36%     4.60%     2.69%       19.70%     11.22%       8.49%       0.20%
                            2005     Q3 2004       -2.04%    -1.82%    -4.78%        5.46%     -4.37%       9.84%       0.20%
                                     Q4 2004        7.18%     7.45%     8.50%       14.03%      8.23%       5.80%       0.20%
Value          Wellington   Dec.     Q1 2004        2.92%     3.12%     3.35%       -0.25%      0.60%      -0.86%       0.10%
               Management   31,      Q2 2004        0.26%     0.46%     0.80%       -1.44%     -0.57%      -0.87%       0.10%
                            2005     Q3 2004        1.49%     1.74%     1.04%        4.94%      5.83%      -0.89%       0.10%
                                     Q4 2004        9.49%     9.73%     9.93%        5.74%      6.47%      -0.73%       0.10%
Small to Mid   SSgA         Dec.     Q1 2004        5.33%     5.64%     5.84%        8.54%      6.26%       2.28%       0.35%
Cap                         31,      Q2 2004        0.14%     0.43%    -0.02%        7.96%      5.72%       2.24%       0.35%
                            2005     Q3 2004       -0.81%    -0.52%    -1.68%       15.84%     13.69%       2.15%       0.35%
                                     Q4 2004       13.61%    13.95%    13.61%       14.77%     11.80%       2.98%       0.35%

*Chicago Equity Partners through February 2004, INTECH began in March 2004.

International  JPMorgan     Dec.     Q1 2004        3.63%     3.99%     4.94%       10.19%     11.29%      -1.10%       0.30%
Equity         Fleming      31,      Q2 2004       -1.04%    -0.75%    -0.64%        8.65%      9.66%      -1.01%       0.30%
                            2005     Q3 2004        0.90%     1.24%     0.63%        8.28%      8.93%      -0.65%       0.30%
                                     Q4 2004       13.81%    14.17%    15.57%       12.81%     13.92%      -1.11%       0.30%
High Yield     FMA          Dec.     Q1 2004        1.68%     1.97%     2.35%        9.31%      8.81%       0.50%       0.15%
Bond                        31,      Q2 2004       -0.17%    -0.01%    -0.96%        9.74%      9.30%       0.44%       0.15%
                            2005     Q3 2004        3.81%     3.98%     4.85%       12.54%     12.64%      -0.11%       0.15%
                                     Q4 2004        3.90%     4.08%     4.58%       12.30%     12.22%       0.08%       0.15%
Int.           Cypress      Dec.     Q1 2004        3.01%     3.27%     3.08%        8.68%      7.99%       0.68%       0.19%
Fixed-Income                31,      Q2 2004       -3.09%    -2.88%    -3.17%        7.62%      6.73%       0.89%       0.20%
                            2005     Q3 2004        3.34%     3.56%     3.56%        7.15%      6.33%       0.82%       0.20%
                                     Q4 2004        0.70%     0.94%     0.81%        7.61%      6.59%       1.02%       0.20%
Short-Int.     Cypress      Dec.     Q1 2004        1.51%     1.66%     1.74%        5.27%      6.31%      -1.03%       0.05%
Fixed-Income                31,      Q2 2004       -1.59%    -1.39%    -1.74%        4.52%      5.31%      -0.79%       0.05%
                            2005     Q3 2004        1.93%     2.01%     1.73%        3.75%      4.49%      -0.74%       0.05%
                                     Q4 2004        0.33%     0.59%     0.16%        4.34%      4.41%      -0.08%       0.05%
Mortgage       BlackRock    Dec.     Q1 2004        1.80%     2.01%     1.92%        6.53%      6.36%       0.18%       0.15%
Securities                  31,      Q2 2004       -1.39%    -1.18%    -1.13%        5.76%      5.60%       0.16%       0.15%
                            2005     Q3 2004        2.41%     2.62%     2.61%        5.15%      5.05%       0.10%       0.15%
                                     Q4 2004        1.04%     1.25%     1.26%        5.55%      5.47%       0.08%       0.15%

Board Approval of Revised Money Manager Agreements. On December 27, 2004, the Board of Directors, including the non-interested Directors met at an in-person meeting and considered and approved amendments to the fee structure of each of the existing Money Manager Agreements (the "Amended Money Manager Agreements"). Such Amended Money Manager Agreements were effective January 1, 2005. In approving the Amended Money Manager Agreements, the Board of Directors noted that the change in the agreement from the previously approved agreements impacted only the fee structure and no other terms of the agreements. The Board gave consideration to the conclusions they reached when each Money Manager agreement was previously approved during the past fiscal year, as set forth above. The Board concluded that the same determinations previously made regarding each Money Manager's performance and overall fitness to serve as a sub-adviser were applicable at the time. In considering the fee structure change, the Board of Directors considered Accessor Capital's recommendation for the change. The Board was provided with information relating to the economics of this fee change. The Board had the opportunity to review and ask questions regarding these materials. The Board of Directors noted that Accessor Capital was recommending the change in the fee structure because of the on-going regulatory uncertainty involving Performance Fees and the current investigation by the SEC into the calculation methodology used by the Funds. A more detailed description of the SEC's investigation is set forth in the Accessor Funds' prospectus.

         Representatives of Accessor Capital detailed to the Board the on-going SEC matter and further described the lack of clarity in the law and SEC guidance concerning the use of fixed-income benchmark indices. Representatives of Accessor Capital also discussed with the Board that they believed that it would be difficult to create a performance fee structure for all of the Funds that could meet the strict requirements under the rules of the Investment Advisers Act of 1940, as amended.

         The Board of Directors considered that the new fee structure may result in higher overall investment management fees to be paid by the Funds, then were paid under the previous fee structure. The Board concluded that even though fees may increase for certain Funds, the fees were nonetheless reasonable,when compared to those fees of other similar sub-advisers performing similar services. The Board also concluded that the anticipated benefits of implementing a fee structure that was not subject to such regulatory uncertainty and further SEC actions relating to performance fees was in the best interest of the Funds and their shareholders.

Listed below are the current Money Managers selected by Accessor Capital to invest each Fund's assets:

Prior to February 29, 2004, the Money Manager for the Growth Fund was CHICAGO EQUITY PARTNERS LLC, ("Chicago Equity Partners") a Delaware LLC operating as a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Investment Advisors Act"). Effective March 1, 2004, the Money Manager for the Growth Fund is Enhanced Investment Technologies LLC ("INTECH") is a Delaware limited liability company. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns 77.5% of INTECH. INTECH employees own the remaining 22.5%. INTECH expects to maintain a well diversified portfolio of stocks in the Growth Fund holding marketing representation in all major economic sectors. INTECH uses an investment decision making process that begins by screening the benchmark index for bankruptcy and liquidity concerns, applies a mathematical algorithm to the remaining universe and results in a portfolio of stocks and their target proportions. The Money Manager utilizes a team approach in managing their portfolios. As of December 31, 2004, INTECH managed discretionary assets of approximately $26 billion.


WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management"), a Massachusetts limited liability partnership and registered investment adviser is the Money Manager for the Value Fund. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. Wellington Management's exclusive focus is on the investment management of portfolios for corporate and public retirement plans, insurance entities, endowments, mutual funds, variable annuities, and investment partnerships around the world. Today, Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles. Wellington Management's approach to managing the Value Fund combines both proprietary fundamental research and quantitative valuation analysis in a disciplined, structured framework. The Fund is constructed to maximize the expected outperformance relative to the S&P 500/BARRA Value Index based on the combined "rating" of Wellington Management's fundamental and quantitative analyses, while minimizing the tracking risk versus the benchmark. Over the long run, the Fund will be close to neutral relative to the benchmark in terms of investment style, industry and capitalization range. The portfolio construction process explicitly focuses on active stock selection decisions versus the benchmark so that tracking risk is managed and unintended exposures are minimized. Securities are sold when Wellington Management believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available. Doris Dwyer, Vice President, is responsible for the day-to-day management of the Value Fund. As of December 31, 2004, Wellington Management managed discretionary assets of approximately $470 billion.

SSgA FUNDS MANAGEMENT, INC. ("SSgA") serves as Money Manager for the Small to Mid Cap Fund. SSgA is a recently created subsidiary of State Street Corporation and is registered as an investment adviser with the Securities and Exchange Commission. SSgA is one of the State Street Global Advisors companies. State Street Global Advisors comprises all of the investment management activities of State Street Corporation and its affiliates. SSgA utilizes the services of employees who are also employees of State Street Global Advisors. SSgA expects to maintain a well-diversified portfolio of stocks in the Small to Mid Cap Fund, holding market representation in all major economic sectors. SSgA uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, SSgA builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2004, SSgA manages approximately $98 billion in assets.

Effective October 1, 2005, PICTET INTERNATIONAL MANAGEMENT LIMITED ("Pictet") serves as the Money Manager for the International Equity Fund. The Money Manager was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management for more than 21 accounts. Pictet forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie had approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

Prior to October 1, 2005, J. P. MORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD. ("JPMorgan Fleming") served as the Money Manager for the International Equity Fund. JPMorgan Fleming is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co ("JPMorgan Chase"), a bank holding company, and is registered as an investment adviser with the Securities and Exchange Commission. JPMorgan Fleming expects to maintain a well-diversified portfolio of stocks in the International Equity Fund, holding market representation in all major economic sectors. JPMorgan Fleming uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, JPMorgan Fleming builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2004, JPMorgan Fleming and its affiliates managed approximately $791 billion in assets.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, in one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2004, of approximately $342 billion.

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 1-5 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2004, Cypress managed assets of approximately $529 million.

FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California corporation founded in 1985, is the Money Manager for High Yield Bond Fund. FMA is a registered investment adviser under the Investment Advisors Act and has filed the appropriate Notice with the State of California. FMA is owned 88% by Kenneth and Sandra Malamed and 12% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because FMA views high-yield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and fixed-income sectors. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. FMA begins its investment process with a traditional top-down analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, FMA emphasizes bottom-up fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2004 were approximately $1.6 billion.

 MONEY MANAGERS' FEES

The Money Managers have received the following fees pursuant to their respective Money Manager Agreements, for the past three fiscal years ended December 31:

 Fund                     Money Manager               2002            2003           2004
-----                     --------------              ----            ----           ----
Growth(1)                 Chicago Equity              $143,669        $111,260       $17,046
                          Partners
                          INTECH                      N/A             N/A            $180,920
Value                     Wellington Management       $169,854        $72,734        $96,726
                          Martingale                  N/A             N/A
Small to Mid Cap          SSgA                        $366,114        $449,523       $495,925
                          Symphony                    N/A             N/A

 Fund                     Money Manager               2002            2003           2004
-----                     --------------              ----            ----           ----
International Equity(2)   JPMorgan Fleming            $331,146        $234,146       $213,198
                          Nicholas-Applegate          $5,204          N/A
High Yield Bond           FMA                         $133,837        $146,851       $92,442
Intermediate              Cypress                     $38,763         $54,849        $100,973
Fixed-Income
Short-Intermediate        Cypress                     $23,157         $34,618        $37,592
Fixed-Income
Mortgage Securities       BlackRock                   $314,895        $318,928       $253,196
U.S. Government Money(3)  Accessor Capital            $0              $0             $0

----------------
(1) Until February 29, 2004, Chicago Equity Partners was the Money Manager for the Growth Fund.
(2) Until January 4, 2002, Nicholas-Applegate was the Money Manager for the International Equity Fund. Beginning on January 7, 2002, JPMorgan Fleming became the Money Manager for the Fund.
(3) Accessor Capital does not receive a Money Manager fee for managing the U.S. Government Money Fund.

MONEY MANAGER FEES. The fees paid to the Money Manager of an Underlying Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. Effective January 1, 2005, the fees paid to the money managers will be computed daily and paid quarterly at an annual rate of the aggregate daily net asset of each Fund pursuant to the following schedule:

FUND                                                                   ANNUALIZED ASSET BASED FEE
-----------------------------------------------------------------------------------------------------------------
Growth                                                                          0.45%

Value                                                                           0.25% (0.15% waived during 2005)

Small to Mid Cap                                                                0.35%

International Equity*                                                           0.50% on the first $50,000,000
                                                                                0.45% on the next $50,000,000
                                                                                0.40% above $100,000,000

High Yield Bond                                                                 0.25%

Intermediate Fixed-Income and Short-                                            0.10%
Intermediate Fixed-Income

Mortgage Securities                                                             0.25% of the first $100,000,000
                                                                                0.20% of the next $100,000,000
                                                                                0.15% above $200,000,000

* Prior to Pictet, J. P. Morgan Fleming Asset Management (London) Ltd. ("JPMorgan"), managed the International Equity Fund from January 7, 2002 through September 30, 2005. The fee paid to JPMorgan effective January 1, 2005 was computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

0.50% on the first $50,000,000
0.45% on the next $100,000,000
0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index.

Previous Fee Structure. Prior to January 1, 2005, the fees were based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. Each Fund sought to invest so that its investment performance equaled or exceeded the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A of the Prospectuses for a description of the Benchmark Indices. For the first four complete calendar quarters managed by a Money Manager of each Underlying Fund (except the U.S. Government Money Fund), such Fund paid its respective Money Manager on a quarterly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in their respective Money Manager Agreements. With the exception of Growth Fund, whose Money Manager commenced operations on March 1, 2004, the Money Managers for the International, Value, Small to Mid Cap,

High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds have completed four calendar quarters. During the first four complete calendar quarters of management, the Money Manager Fee for the Growth Fund consists of the "Fund Management Fee." For the first four complete calendar quarters of management, the Money Managers for the Growth Fund will earn the Fund Management Fee, an annual fee of 0.20% of the Fund's average daily net assets.

Commencing with the fifth calendar quarter of management by a Money Manager of an operating Fund, such Fund would pay its Money Manager based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money Manager's Fifth Calendar Quarter Forward." The Money Manager's Fee commencing with the fifth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Growth Fund and the Small to Mid Cap Fund, which did not pay a Basic Fee to the Money Manager.

The fees paid to the Money Managers for the past three fiscal years (as set forth above) reflect this performance fee structure.


                            FUNDS' PORTFOLIO MANAGERS

GROWTH FUND

OTHER ACCOUNTS MANAGED. The portfolio managers of the Fund are E. Robert Fernholz, PhD, David E. Hurley, Cary Maguire, PhD and Joseph W. Runnels. These portfolio managers, as a team, manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts the team managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                  PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment Companies        13             $2,342,724,210             0                     $0
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                 4             $2,015,200,660             0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                        201            $21,527,354,788             33              $5,300,000,000
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio managers beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. For managing the Fund and all other accounts, the portfolio managers receive a fixed annual salary paid by INTECH which is not directly based on the performance of the assets of the Fund or other accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not directly based on the performance or assets of the Fund or other accounts. As part owners of INTECH, the portfolio managers also receive compensation from ownership interests held in INTECH.

The portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.


VALUE FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Doris T. Dwyer. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment Companies        4              $1,126,200,000             0                     $0
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                2                $136,600,000             0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                         12             $2,622,700,000             2                $227,300,000
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned no shares in the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. A portfolio manager's compensation includes a base salary and incentive program. The base salary for a portfolio manager is determined by the portfolio manager's experience and performance in his or her role as portfolio manager. The portfolio managers' base salaries are reviewed annually and may be adjusted based on the recommendation of the portfolio managers' business managers, using guidelines established by Wellington's Compensation Committee, which has final oversight responsibility for base salaries.

The portfolio managers are eligible to receive an incentive based on the revenues earned by the Money Manager from the Fund and generally each other portfolio managed by the portfolio manager. The portfolio manager's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the S&P 500/BARRA Value Index over one and three year periods, with an emphasis on three year results. The Money Manager applies similar incentive compensation structures (although the benchmarks and the scales may differ) to other portfolios managed by the portfolio manager, including performance fees. The performance based compensation component across all portfolios managed by the portfolio manager can, and typically does, represent a significant portion of the portfolio manager's overall compensation; performance based incentive compensation varies significantly by individual and can vary significantly from year to year.

Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than performance.

SMALL TO MID-CAP FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Ric Thomas. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment                 4               $806,191,132              0                     $0
Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment              22            $23,373,540,290             10             $20,178,213,981
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                       97            $36,725,517,000             15             $10,585,731,156
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.


INTERNATIONAL EQUITY FUND

Effective October 1, 2005, Pictet International Management Limited became the Money Manager of the International Equity Fund.

OTHER ACCOUNTS MANAGED. The team of portfolio managers of the Fund are: Richard Heelis, Fabio Paolini and Aylin Suntay. The team of portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

-----------------------------------------------------------------------------------------------------------
                                                       NUMBER OF                        NUMBER OF ACCOUNTS
                                   NUMBER OF        ACCOUNTS WITH                          MANAGED WITH
                                    ACCOUNTS       PERFORMANCE-BASED       ASSETS        PERFORMANCE-BASED
                                    MANAGED         ADVISORY FEES          MANAGED         ADVISORY FEES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Registered Investment Companies        1                   0               $ 10.8m             0
-----------------------------------------------------------------------------------------------------------
Other Pooled Investment                1                   0               $193.9m             0
Vehicles
-----------------------------------------------------------------------------------------------------------
Other Accounts                        13                   0               $ 25.4m             0
-----------------------------------------------------------------------------------------------------------

All assets mentioned above are managed by the team and include assets managed for personal and family accounts.

As of December 31, 2004, the portfolio managers beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. Potential conflicts of interests or duties may arise because Pictet engages in regulated activities for other clients. Pictet may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees. If any conflict or potential conflict arises, Pictet seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and Pictet uses its best efforts to obtain fair treatment of the Fund. In addition, Pictet employees are required to adhere to the Pictet's code of practice concerning personal dealings.

COMPENSATION. Pictet offers a remuneration package that is competitive with current industry standards (they subscribe to industry pay surveys to measure their competitiveness), but which also directly reflects over and under performance in the application of the 'discretionary' elements of the package.

In addition to a basic salary, all staff are eligible for a discretionary annual profit-sharing bonus, which is dependent upon the success of Pictet Asset Management, the Group as a whole and the individual's own contribution. This is approximately 50-80% of salary. The assessment of individual performance takes place annually at a review meeting between the individual, the Partner responsible for Pictet Asset Management, Renaud de Planta, and the Chief Investment Officer, Nicholas Johnson. The process is based around an assessment report prepared by the individual's unit head. The report, in a standard format, allows for the grading of achievement and progress in a number of areas, including investment performance, business management, client relations and other aspects according to the individual's role and responsibilities.

Prior to Pictet, JP Morgan Fleming was the Money Manager of the International Equity Fund.

HIGH YIELD BOND FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Steven S. Michaels. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment                  0                    $0                   0                     $0
Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                0                    $0                   0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                        17              $813,151,458               0                     $0
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. FMA provides its portfolio managers with competitive compensation, which may vary from year to year based on a number of factors that include profitability of the firm. The principal components of compensation include a base salary, a discretionary bonus, competitive career path, and possibly stock options.

Generally portfolio managers receive base compensation which is determined on a variety of components including: their seniority and/or their position with the firm, amount of assets supervised and other management roles and responsibilities within the firm, investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's team work and contribution to the overall performance of these portfolios. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of their total compensation, and may include stock options. Discretionary compensation can include a discretionary cash bonus. FMA also provides for a competitive career path and may provide additional compensation for new assets brought to the firm.

INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Funds is Xavier J. Urpi. The portfolio manager manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment Companies        0                    $0                   0                     $0
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                0                    $0                   0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                        13               $402,300,000              0                     $0
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned no shares of the Funds.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. At Cypress, the portfolio managers are compensated based on their job performance with regard to portfolio management, client servicing and marketing. The portfolio managers receive a fixed annual salary. Compensation is not based on any performance related criteria nor on the value of assets held in the Funds.. The portfolio manager's year-end bonus is discretionary and is determined on the portfolio manager's success in various aspects of his or her job performance. The bonus will fluctuate with the net revenue to the Money Manager.


MORTGAGE SECURITIES FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Andrew J. Phillips. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment                  30            $14,000,000,000             0                     $0
Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                31            $10,000,000,000             3               $2,600,000,000
Vehicles
----------------------------------------------------------------------------------------------------------------------
 Other Accounts                       345            $92,900,000,000             18              $5,600,000,000
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned no shares of the Funds.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For the portfolio manager of the Fund, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Mortgage-Backed Securities Index). In addition, some of the annual incentive compensation may include a portion of the performance fees paid by certain accounts and funds that the portfolio manager manages.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.


U.S. GOVERNMENT MONEY FUND AND ALLOCATION FUNDS

OTHER ACCOUNTS MANAGED. The portfolio manager of the U.S. Government Money Fund and Accessor Allocation Funds is Ravindra A. Deo. The portfolio manager does not directly manage other investment companies and/or investment accounts in addition to the U.S. Government Money Fund and Accessor Allocation Funds. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                   PAYING A
                                                                            PERFORMANCE
                                                                                FEE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Registered Investment Companies        0                    $0                   0                     $0
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                0                    $0                   0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                         0                    $0                   0                     $0
----------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio manager beneficially owned
$10,001-$50,000 of the Funds.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

Accessor Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The portfolio manager's compensation includes a fixed salary and discretionary bonus and a 401(k) plan. The portfolio manager may receive a discretionary bonus that is based on the profitability of the firm and the portfolio manager's individual performance, rather than based on the performance of the accounts or the assets under management.

FUND EXPENSES

Accessor Funds has received from the Securities and Exchange Commission for an exemptive order that allows the Underlying Funds to pay the expenses of the Allocation Funds other than the Allocation Funds' direct management fees, and for the Distribution and Service fees (currently 0.35% for the Allocation Funds A Class Shares, except for the Income Allocation Fund, which is 0.25%, 0.25% for the Investor Class Shares and 1.00% for the C Class Shares) and for the Investor Class Shares of the Allocation Funds', the Administrative Services fees (0.25%), to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. To the extent these expenses are not paid by the Underlying Funds or directly by the Allocation Funds, Accessor Capital has agreed to pay these expenses for the fiscal years ended December 31, 2004 through 2006. The Allocation Funds intend to pay the 0.10% management fee to Accessor Capital, up to 0.10% of "other expenses" and the relevant distribution and/or service fees. As a result, the Allocation Funds expect to directly bear 0.20% of the expenses of the Advisor Class Shares, 0.70% of the expenses of the Investor Class Shares, 0.45% of the expenses of the Income Allocation Funds A Class Shares and 0.55% of the expenses of the A Class Shares of the other Allocation Funds, and 1.20% of the expenses of the C Class Shares. The Allocation Funds will indirectly bear any such expenses paid by the Underlying Funds through their investments in the Underlying Funds.

Accessor Funds pay all of its expenses other than those expressly assumed by Accessor Capital. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the

Funds; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities;
(l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees payable with respect to Investor Class Shares, A Class Shares and C Class Shares of each Fund (which may be charged at a separate rate) and shareholder service fees payable with respect to Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, each as described below, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Board of Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described above. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.

Dividends from net investment income with respect to Investor Class Shares, A Class Shares and C Class Shares will be lower than those paid with respect to Advisor Class Shares and, in the case of the U.S. Government Money Fund, Institutional Class Shares, reflecting the payment of distribution and service fees and/or administrative services fees by the Investor Class Shares and distribution and service fees by A Class Shares and C Class Shares.


MULTI-CLASS STRUCTURE

On February 19, 1998, the Board of Directors of Accessor Funds adopted a Rule 18f-3 Plan and established two classes of shares for the Funds, the Advisor Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940
Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole. On November 16, 2000, the Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940 Act), voted in person at a Board meeting to amend the Amended Rule 18f-3 Plan to include the Allocation Funds. On February 21, 2002, the Board of Directors approved an Amended Rule 18f-3 Plan to (i) establish an Institutional Class of Shares for the U.S. Government Money Fund; (ii) implement a shareholder service plan for Investor Class Shares and Advisor Class Shares of the U.S. Government Money Fund; and (iii) implement a defensive distribution plan for the Underlying Funds. On November 15, 2002, the Board of Directors of the Funds, including a majority of non-interested Directors, voted in person to amend the Amended Rule 18f-3 Plan to establish C Class Shares for each Fund. On August 13, 2003, the Board of Directors of the Funds, including a majority of non-interested Directors, voted in person to further amend the Amended Multi-Class Plan to establish A Class Shares for each Fund.

Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, A Class Shares and C Class Shares, has adopted a Distribution and Service Plan, on behalf of each Funds Investor Class Shares has adopted an Administrative Services Plan, and on behalf of the Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, has adopted an ACM Administrative Plan (formerly the Shareholder Services Plan), each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares, A Class Shares or C Class Shares of the Funds or Advisor Class Shares of the U.S. Government Money Fund. Investor Class Shares are intended to be offered directly from Accessor Funds or by the Distributor and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. A Class Shares and C Class Shares are intended to be offered by the Distributor to Service Organizations that receive commissions and/or concessions for sales of A Class Shares and C Class Shares. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares, A Class Shares and C Class Shares for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds (except in the case of the U.S. Government Money Fund) at NAV with no distribution, administrative or shareholder service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares of the U.S. Government Money Fund are offered at NAV as well as an ACM Administrative fee as described below. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares (except for Advisor Class Shares of the U.S. Government Money Fund), pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan, Administrative Services Plan or Shareholder Services Plan for the Institutional Class Shares of the U.S. Government Money Fund. Institutional Class Shares shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Class.

DISTRIBUTION AND SERVICE PLANS. Each Accessor Fund has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the 1940 Act with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds or the Distributor is permitted, out of the assets attributable to the Investor Class Shares, A Class Shares or C Class Shares of each Fund, as applicable (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares, A Class Shares or C Class Shares;
(b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares, A Class Shares or C Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to:

personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares, A Class Shares or C Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares, A Class Shares or C Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the payments made directly to third parties for such distribution and service related costs or expenses pursuant to a selling agreement with the Distributor, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares, up to 0.35% of the average daily net assets of the Funds attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation Fund) A Class Shares, up to 0.25% of the average daily net assets of the Funds attributable to the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares, or up to 1.00% for C Class Shares (a 0.25% service fee and a 0.75% distribution fee). In the event the Distribution and Service Plan is terminated, the Investor Class Shares, A Class Shares or C Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

Any Service Organization entering into an agreement with Accessor Funds under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class, which will not be subject to the terms of the Distribution and Service Plan.

The Distribution and Service Plan may be terminated with respect to each Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the relevant Fund. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Service Plan relates requires approval of the affected class of shareholders of that Fund. The Distribution and Service Plan requires the Board of Directors to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class, A Class or C Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the applicable class, and by vote of a majority of both the Board of Directors of Accessor Funds and its Qualified Directors cast in person at a meeting called for the purpose of voting on the plans and any related amendments. Further, the Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more than 0.25% of the average daily net assets attributable to the Investor Class Shares, 0.35% of the average daily net assets attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation
Fund) A Class Shares, 0.25% of the average daily net assets attributable to the Underlying Fixed-Income Funds and Income Allocation Fund, or 1.00% of the average daily net assets attributable to the C Class Shares, respectively, may be used to pay distribution or service related expenses.

A Class Shares are offered at net asset value plus an initial sales charge as described in the prospectus. A Class Shares may be subject to a CDSC of 1.00% if purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within the first 24 months after purchase. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more, as described in DEALER COMMISSIONS AND COMPENSATION, below. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an up-front commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 0.25% per annum distribution and service fee for

A Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an up-front commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

C Class Shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of C Class Shares purchased through such Service Organizations at the time of purchase. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain 1.00% per annum C Class distribution and service fees paid by the Fund pursuant to the Plan with respect to such shares for the first year after purchase, and Service Organizations will become eligible to receive from the Distributor the ongoing 1.00% per annum distribution and service fees in C Class Shares paid by the Fund to the Distributor with respect to such shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an up-front commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 1.00% per annum distribution and service fee for C Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an up-front commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

The ongoing 0.35% distribution and service fee for the Underlying Equity Funds and the Allocation Funds (except the Income Allocation Fund) A Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a 0.10% distribution fee paid to the Distributor (and which may be retained by the Distributor)for A Class Shares. The ongoing 0.25% distribution and service fee for the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares is comprised of a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above. The Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Proceeds from the CDSC for A Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of A Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

The ongoing 1.00% distribution and service fee for C Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to C Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a distribution fee paid to the Distributor (which the Distributor also in turn pays to Service Organizations) under the Distribution and Service Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to C Class Shares. Proceeds from the CDSC for C Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of C Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

In accordance with the Funds' 12b-1 Plan, the Distributor or Accessor Capital may waive all or a portion of the service and/or distribution fee in order to reduce Fund expenses. Any such waiver is detailed in the Funds' prospectus(es). Effective July 3, 2003, the Board of Directors suspended and the Distributor voluntarily waived 0.75% (per annum) of the distribution fee for C Class Shares of the U.S. Government Money Fund. Effective July 3, 2003, Accessor Funds temporarily discontinued the administrative services fee for the Investor Class shares, up to 0.25% annually. These waivers may be terminated at any time.

OTHER COMPENSATION TO DEALERS - Payments to dealers. The Distributor may at its expense provide additional concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of Accessor Funds over prior periods and certain other factors, including (i) additional compensation with respect to the sale of A Class Shares and C Class Shares and
(ii) financial assistance programs to firms who sell or arrange for the sale of Fund shares, including, but not limited to, remuneration for internal sales contests and incentive programs, marketing and sales fees, expenses relating to advertising or promotional activity and events. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the NASD. The Distributor will, on an annual basis, determine the advisability of continuing these payments. The Distributor, or Accessor Capital, may pay additional concessions out of their own resources or from distribution fees received from Accessor Funds. Such additional concessions may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Accessor Capital or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

ADDITIONAL PAYMENTS TO INTERMEDIARIES. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term "intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and/or any other institutions having a selling, administration or any similar arrangement with Accessor Capital or the Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when shareholders redeem fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, Accessor Capital or the Distributor out of their own assets. Accessor Capital and the Distributor anticipate that in the future, payments may be made to many intermediaries, including brokers and dealers, and that these payments may become significant.

Additional payments will be made by Accessor Capital, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of shares of a Fund as set forth in the "Fund Expenses" table in the Prospectus. The Funds, Accessor Capital and the Money Managers to not consider an intermediary's sales of Fund shares as a factor when choosing brokers or dealers to effect transactions for the Funds.

In addition to payments made under the Funds' Distribution and Service Plans, Accessor Capital out of its own assets may make payments to intermediaries that distribute and/or provide services to fund shareholders. Accessor Capital has entered into shareholders services agreements with the intermediaries set forth below. Pursuant to the agreements, the intermediaries provide shareholders services, including but not limited to: (1) Answering inquiries from beneficial owners of the client assets regarding account status and history, the manner in which purchases, exchanges or redemptions of shares of the Funds may be effected and certain other matters pertaining to Accessor Funds; (2) Assisting in processing purchase, exchange and redemption transactions; (3) Providing written confirmation of transactions and securities positions to its clients, as promptly as required by applicable banking laws and regulations; (4) Arranging for the wiring of funds; (5) Transmitting and receiving funds in connection with orders to purchase or redeem shares of the Funds; (6) Transmitting proxy statements, annual and semi-annual reports, updating Prospectuses, as applicable, and supplements thereto (or updating statements of additional information or supplements thereto if requested by a beneficial owner of client assets; (7) Receiving, tabulating and transmitting to Accessor Funds proxies executed by beneficial owners of Client Assets with respect to special meetings of shareholders of Accessor Funds; and (8) Providing such other related services as Accessor Capital may reasonably request. Accessor Capital, not the Funds, pay the intermediaries for such services. Generally the intermediaries are paid 1/2 of the investment advisory fee received by Accessor Capital based on assets the intermediary has invested in Accessor Fund shares. The intermediaries provide shareholders services that Accessor Capital would otherwise have to provide. A number of factors are considered in determining whether to pay these additional amounts pursuant to the agreements. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary's personnel Accessor Capital has shareholder services arrangements as set forth above with the following intermediaries:

Charles Schwab & Co., Inc.
First Interstate Financial Solutions
GreatBanc Trust, Inc
LPL Financial Services
Nationwide Retirement Solutions,Inc
Nevada State Bank, Inc

State Street Bk & Trst Co., Inc
Sterne Agee Asset Management, Inc
Sungard Investment Products, Inc
Vectra Bank Colorado, Inc.
WA Trust, Inc
Wells Fargo Bank MN, N.A.
Zions First National Bk.Inc

Accessor Capital has also entered into an arrangement with The Trust Company of Sterne, Agee & Leach to be included on their "preferred provider" list. In consideration of such placement, Accessor Capital pays to The Trust Company of Sterne, Agee & Leach approximately 1/2 of the investment advisory fee received by Accessor Capital based on Investor Class assets that the Trust Company of Sterne, Agee & Leach has invested in Accessor Fund shares.

Accessor Capital, the Distributor or their affiliates may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for sponsorship of conferences or meeting, attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and pre-approved sales campaigns or dealer-sponsored events. Accessor Capital or the Distributor may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Accessor Capital or the Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the ANDS. For the fiscal year ended 12/31/04, Accessor Capital or the Distributor made the following payments to dealers:

$36,267     HTK
$   500     Ryan Beck/Ward Brickner
$ 1,400     Capital Securities of America
$   329     UBS - Edison, NJ
$   500     Securities Service Network/FBO Robert Holland
$   500     Buoniconti Fund to Cure Paralysis

DEFENSIVE DISTRIBUTION PLAN. On November 16, 2000, the Board of Directors of Accessor Funds, on behalf of the Allocation Funds, adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act. On December 27, 2000, a majority of the outstanding shareholders of the Allocation Funds approved the Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Investor Class Shares of Underlying Funds, approved an amendment to the Distribution and Service Plan pursuant to Rule 12b-1 adding provisions with respect to the Investor Class Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Advisor Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1. On April 29, 2002, a majority of the outstanding shareholders of the Advisor Class Shares of the Underlying Funds approved the Defensive Distribution Plan. On November 15, 2002, the Board of Directors, on behalf of C Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for C Class Shares, which contains provisions with respect to the C Class Defensive Distribution Plan. On August 13, 2003, the Board of Directors, on behalf of the A Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for A Class Shares, which contains provisions with respect to the A Class Shares Defensive Distribution Plan.

Under the Defensive Distribution Plan, if the payment of management fees or administration fees by a Fund to Accessor Capital Management is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by a Fund to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund's shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, which provide those services. Currently, the Board of Directors has authorized such payments for the Funds. In addition, Accessor Capital has developed an "Accessor Retirement Plan Program" in conjunction with certain third party administrators that provides lower administrative costs to the plans because Accessor Capital may pay certain plan expenses (i.e., expenses specifically billed to the plan) for 401(k) plans or other retirement plans when the investments by the particular plan in Accessor Funds reach a certain level. Accessor Capital will pay the third party administrator upon receipt of an invoice to the plan for the agreed upon expenses. These plan expenses may be paid by Accessor Capital regardless of the class of shares in which the plan invests.

ADMINISTRATIVE SERVICES PLAN. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan on a monthly basis at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. PROVIDED, HOWEVER, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their individual customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Board of Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan (formerly the U.S. Government Money Fund Shareholder Service Plan) whereby Accessor Capital will provide certain administrative support services to the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the U.S. Government Money Fund. The ACM Administrative Plan also authorizes Accessor Capital, in its discretion, to delegate the performance of some or all of these services to other persons ("Service Providers"); provided, however, that Accessor Capital will not delegate the performance of the services to any Service Provider that receives a separate fee for services paid under Accessor Funds' distribution and service plan as adopted under Rule 12b-1 of Investment Company Act of 1940, as amended. The U.S. Government Money Fund will pay Accessor Capital an ACM Administrative Fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets for each of the Investor Class, A Class, C Class and the Advisor Class Shares of the Fund, as applicable (the "ACM Administrative Fee"); provided, however, that the Fund shall not directly or indirectly pay any distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Fund's Distribution and Service Plan. Services under the ACM Administrative Plan focus on providing administrative, recordkeeping and informational support in maintaining omnibus accounts of Service Organizations that invest in the Fund on behalf of its individual clients and accounts of shareholders in the Fund who invested directly through Accessor Capital. Such services include, but are not limited to, (i) answering inquiries of Service Organizations or individual shareholders regarding the status of their accounts and/or the status of an account transaction; (ii) providing information on distributions, investment returns, yields, maturity distribution, and average credit quality of the Fund and its respective Classes; (iii) providing information regarding the management of the Fund, including Fund holdings and weightings; (iv) addressing tax-related issues relating to the Fund such as state specific holding periods on fund distributions; (v) maintaining telephone and internet support capabilities for the information described above or to other Fund-related inquiries; and (vi) providing recordkeeping services for omnibus accounts investing in the Fund. The ACM Administrative Plan may be terminated at any time by a vote of the Qualified Directors.

The Board of Directors believes that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and the ACM Administrative Plan will provide benefits to the U.S. Government Money Fund. The Board of Directors believes that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Board of Directors further believes that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

The Distribution and Service Plan, Administrative Services Plan and ACM Administrative Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.


                                    VALUATION

The NAV per share of each class is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2004 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value, plus any applicable sales charges, next computed after the sale. A Class Shares and C Class Shares may be subject to a CDSC, as described in the Funds' prospectuses. A Class Shares are generally subject to a front-end sales load as described in the Funds' prospectuses.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less (including investments in the U.S. Government Money
Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Effective June 1, 2003, over-the-counter equity securities traded on the NASDAQ National Market and the NASDAQ SmallCap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the ask prices or, if there is no Official Price on that day, at the last sales price. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

The International Equity Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes. Except for Funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for the U.S. Government Money Fund are credited to a shareholder's account on the payment date.

Under certain circumstances, the per share NAV of the Investor Class Shares, A Class Shares and C Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares, A Class Shares and C Class Shares, respectively. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

The assets of each Allocation Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.


                            FUND TRANSACTION POLICIES

Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to accommodate purchases and sales of each Fund's shares. In addition, the Allocation Funds will purchase or sell securities to maintain or modify the allocation of each Allocation Fund's assets among the Underlying Funds within the percentage limits described in the prospectuses of the Allocation Funds. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized and increase costs to Fund shareholders. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Tax Information."

The Allocation Funds do not incur brokerage costs of investing in Underlying Funds but may if investing in other securities.

PORTFOLIO TURNOVER. While it is not the policy of the Funds to purchase securities with a view to short-term profits, each Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The Growth, High Yield Bond, Intermediate Fixed-Income, and Short-Intermediate Fixed-Income Funds anticipate that under normal market conditions, their annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of the Value, Small to Mid

Cap and International Equity Funds have exceeded and may continue to exceed 100%. The Mortgage Securities Fund's portfolio turnover rate has exceeded and may continue to exceed 200%. In 2004, continued low interest rates generated high levels of prepayments in the U.S. These refinancings necessitated reinvestment of principal on the part of the Money Manager and resulted in turnover above 300% during the year. See the Financial Highlights to the December 31, 2004 Annual Report for details.

BROKERAGE ALLOCATIONS. The Allocation Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions: Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreements and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.

Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar year ended December 31, 2002, no Fund effected transactions with affiliated brokers. For the calendar year ended December 31, 2003, no fund effected transactions with affiliated brokers For the calendar year ended December 31, 2004, no fund effected transactions with affiliated brokers.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

The Fixed-Income Funds generally do not pay brokerage commissions.

BROKERAGE COMMISSIONS PAID BY THE FUNDS

                      FOR THE FISCAL YEAR ENDED DECEMBER 31

           FUND                       2002             2003              2004
Growth (1)                          $323,699          212,958          137,884
Value (2)                           $286,339          140,154          108,041
Small to Mid Cap                    $309,701          302,065          235,769
International Equity (3)            $107,206           42,480           45,799
Intermediate Fixed-Income (4)           $586                0                0
High Yield Bond                       $2,242                0                0
Mortgage Securities                    $ 874            2,396.05         1,424

------------------------
(1) In 2002, of the total amount, $46,400 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $73,501 was directed by Accessor Funds as part of a brokerage recapture program; in 2003 of the total amount $41,008 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations above, and $21,426 was directed by Accessor Funds as part of a brokerage recapture program; in 2004, of the total amount, $0 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $1515 was directed by Accessor Funds as part of a brokerage recapture program.
(2) In 2002, of the total amount, $16,165 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $45,125 was directed by Accessor Funds as part of a brokerage recapture program; in 2003 of the total amount, $11609 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above and $9857 was directed by Accessor Funds as part of a brokerage recapture program; in 2004, of the total amount, $6971 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $4970 was directed by Accessor Funds as part of a brokerage recapture program.
(3) In 2002 of the total amount, $2,954 was directed by Accessor Funds as part of a brokerage recapture program; $3378 commission recapture in 2003
(4) In 2002, of the total amount, $586 was directed by Accessor Funds as part of a brokerage recapture program.


                         CALCULATION OF FUND PERFORMANCE

Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

As discussed in the prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Funds' classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is A Class Shares or C Class Shares, the total rate of return quoted will reflect the deduction of the sales charge applicable to the A Class Shares or C Class Shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the new class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for the entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


CALCULATION OF FUND PERFORMANCE INFORMATION

TOTAL RETURN QUOTATIONS. The Funds (other than the U.S. Government Money Fund) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV               = ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof)

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.

 Each Fund's (except U.S. Government Money Fund) average annual total returns (before taxes) for periods ended December 31, 2004, calculated using the above method, are set forth in the tables below.

                                  ADVISOR CLASS
                                  -------------

                                                                                         SHORTER OF
                                                                                         10 YEARS OR
ACCESSOR FUND                                   1 YEAR             5 YEARS               LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Growth                                          11.52%             -7.80%                10.19%
Value                                           14.67%             1.32%                 10.96%
Small to Mid Cap                                18.86%             0.49%                 12.99%
International Equity                            17.76%             -5.24%                6.02%
High Yield Bond                                 9.49%              N/A                   7.83%
Intermediate Fixed-Income                       3.88%              7.70%                 7.15%
Short-Intermediate Fixed-Income                 2.16%              5.03%                 5.43%
Mortgage Securities                             3.87%              6.54%                 7.02%
Income Allocation                               2.83%              N/A                   4.78%
Income & Growth Allocation                      6.45%              N/A                   4.04%
Balanced Allocation                             9.00%              N/A                   3.42%
Growth & Income Allocation                      10.21%             N/A                   2.85%
Growth Allocation                               12.75%             N/A                   1.91%
Aggressive Growth Allocation                    14.60%             N/A                   0.26%

-----------------------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00.


                                 INVESTOR CLASS
                                 --------------

ACCESSOR FUND                                               1 YEAR             5 YEARS            LIFE OF
                                                                                                  FUND**
Growth                                                      10.96%             -8.22%             -0.72%
Value                                                       14.13%             0.88%              1.46%
Small to Mid Cap                                            18.28%             0.03%              4.22%
International Equity                                        17.29%             -5.65%             0.96%
High Yield Bond                                             8.95%              N/A                7.32%
Intermediate Fixed-Income                                   3.37%              7.16%              5.50%
Short-Intermediate Fixed-Income                             1.71%              4.54%              4.16%
Mortgage Securities                                         3.40%              6.05%              5.15%
Income Allocation                                           2.28%              N/A                4.25%
Income & Growth Allocation                                  5.88%              N/A                3.53%
Balanced Allocation                                         8.49%              N/A                2.90%
Growth & Income Allocation                                  9.79%              N/A                2.36%
Growth Allocation                                           12.22%             N/A                1.41%
Aggressive Growth Allocation                                14.01%             N/A                -0.24%

-----------------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; Intermediate Fixed-Income - 07/14/98;
Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.

                                    A CLASS*
                                    --------

ACCESSOR FUND                                               1 YEAR             LIFE OF
                                                                               FUND**
Growth                                                      11.10%             15.63%
Value                                                       14.24%             22.07%
Small to Mid Cap                                            18.35%             27.24%
International Equity                                        17.45%             27.65%
High Yield Bond                                             9.25%              12.37%
Intermediate Fixed-Income                                   3.64%              3.40%
Short-Intermediate Fixed-Income                             1.86%              1.56%
Mortgage Securities                                         3.63%              3.43%
Income Allocation                                           2.53%              2.76%
Income & Growth Allocation                                  6.05%              8.50%
Balanced Allocation                                         8.69%              12.66%
Growth & Income Allocation                                  9.93%              14.67%
Growth Allocation                                           12.43%             18.96%
Aggressive Growth Allocation                                14.23%             21.79%

-----------------------------------------
*Performance does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The maximum sales load is 5.75% for the Equity Funds and Allocation Funds (except Income Allocation) and 4.75 for the Bond Funds and the Income Allocation Fund.
** A Class shares of the Funds commenced operations on 09/29/03.


                                     C CLASS
                                     -------

ACCESSOR FUND                                               1 YEAR*            LIFE OF
                                                                               FUND**
Growth                                                      10.40%             15.23%
Value                                                       13.56%             21.25%
Small to Mid Cap                                            17.66%             29.68%
International Equity                                        16.68%             25.19%
High Yield Bond                                             8.39%              15.39%
Intermediate Fixed-Income                                   2.95%              3.31%
Short-Intermediate Fixed-Income                             1.21%              1.15%
Mortgage Securities                                         2.85%              2.03%
Income Allocation                                           1.77%              2.65%
Income & Growth Allocation                                  5.32%              8.83%
Balanced Allocation                                         8.01%              13.06%
Growth & Income Allocation                                  9.12%              14.94%
Growth Allocation                                           11.67%             19.21%
Aggressive Growth Allocation                                13.38%             21.28%

-----------------------------------------
*Performance does not reflect the deduction of a contingent deferred sales charge of 1% which may be charged if shares are redeemed with one year of purchase.
**C Class Shares of the Funds commenced operations on 12/30/02.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D


Where:            P        =  a hypothetical initial payment of $1,000
                  T        =  average annual total return (after taxes on
                              distributions)
                  N        =  number of years
                  ATV      =  ending value of a hypothetical $1,000
                     D        payment made at the beginning of the one,
                              five or ten year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions) for periods ended December 31, 2004, calculated using the above method, are set forth in the tables below.

                                  ADVISOR CLASS
                                  -------------

                                                                                         SHORTER OF 10 YEARS OR
ACCESSOR FUND                                     1 YEAR              5 YEARS            LIFE OF FUND*
-----------------------------------------------------------------------------------------------------------------
Growth                                            11.46%              -7.84%             8.69%
Value                                             14.48%              0.76%              8.96%
Small to Mid Cap                                  18.86%              -0.31%             10.71%
International Equity                              17.70%              -5.72%             5.05%
High Yield Bond                                   6.50%               N/A                4.35%
Intermediate Fixed-Income                         2.01%               5.34%              4.75%
Short-Intermediate Fixed-Income                   0.81%               3.19%              3.43%
Mortgage Securities                               2.40%               4.48%              4.71%
Income Allocation                                 1.63%               N/A                3.12%
Income & Growth Allocation                        5.53%               N/A                2.81%
Balanced Allocation                               8.31%               N/A                2.43%
Growth & Income Allocation                        9.61%               N/A                2.04%
Growth Allocation                                 12.40%              N/A                1.37%
Aggressive Growth Allocation                      14.58%              N/A                0.20%

-----------------------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00


                                 INVESTOR CLASS
                                 --------------

ACCESSOR FUND                                          1 YEAR             5 YEARS                LIFE OF FUND**
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Growth                                                 10.95%             -8.21%                -1.10%
Value                                                  14.04%             0.46%                 0.46%
Small to Mid Cap                                       18.28%             -0.77%                2.84%
International Equity                                   17.29%             -6.12%                -0.16%
High Yield Bond                                        6.13%              N/A                   4.03%
Intermediate Fixed-Income                              1.69%              5.01%                 3.35%
Short-Intermediate Fixed-Income                        0.53%              2.90%                 2.40%
Mortgage Securities                                    2.09%              4.18%                 3.18%

Income Allocation                                      1.25%              N/A                   2.79%
Income & Growth Allocation                             5.13%              N/A                   2.47%
Balanced Allocation                                    7.96%              N/A                   2.10%
Growth & Income Allocation                             9.35%              N/A                   1.72%
Growth Allocation                                      12.00%             N/A                   1.04%
Aggressive Growth Allocation                           14.00%             N/A                   -0.27%

-----------------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; High Yield Bond - 05/01/00; Intermediate Fixed-Income
- 07/14/98; Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.

                                     A CLASS
                                     -------

ACCESSOR FUND                                              1 YEAR              LIFE OF FUND**
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Growth                                                     11.08%             15.60%
Value                                                      14.10%             21.93%
Small to Mid Cap                                           18.35%             27.24%
International Equity                                       17.42%             27.62%
High Yield Bond                                            6.36%              9.71%
Intermediate Fixed-Income                                  1.85%              1.43%
Short-Intermediate Fixed-Income                            0.59%              0.47%
Mortgage Securities                                        2.24%              1.83%
Income Allocation                                          1.40%              1.70%
Income & Growth Allocation                                 5.25%              7.59%
Balanced Allocation                                        8.10%              11.98%
Growth & Income Allocation                                 9.42%              14.08%
Growth Allocation                                          12.16%             18.64%
Aggressive Growth Allocation                               14.22%             21.77%

** A Class shares of the Funds commenced operations on 09/29/03.

                                     C CLASS
                                     -------

ACCESSOR FUND                                              1 YEAR              LIFE OF FUND**
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Growth                                                     10.40%             15.23%
Value                                                      13.54%             21.22%
Small to Mid Cap                                           17.66%             29.68%
International Equity                                       16.68%             25.19%
High Yield Bond                                            5.78%              12.38%
Intermediate Fixed-Income                                  1.44%              1.65%
Short-Intermediate Fixed-Income                            0.21%              0.22%
Mortgage Securities                                        1.74%              0.90%
Income Allocation                                          0.89%              1.71%
Income & Growth Allocation                                 4.72%              8.11%
Balanced Allocation                                        7.64%              12.55%
Growth & Income Allocation                                 8.82%              14.51%
Growth Allocation                                          11.57%             18.99%
Aggressive Growth Allocation                               13.38%             21.28%

** C Class Shares of the Funds commenced operations on 12/30/02.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES) QUOTATION. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions and sale of fund shares by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where:            P        =    a hypothetical initial payment of $1,000
                  T        =    average annual total return (after taxes on
                                distributions)
                  N        =    number of years
                  ATV      =    ending value of a hypothetical $1,000 payment
                     DR         made at the beginning of the one, five or ten
                                year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions and redemption.

The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions and redemption) for periods ended December 31, 2004, calculated using the above method, are set forth in the tables below.

                                  ADVISOR CLASS
                                  -------------

                                                                                            SHORTER OF 10 YEARS OR
ACCESSOR FUND                                     1 YEAR              5 YEARS               LIFE OF FUND*
----------------------------------------------------------------------------------------------------------------------
Growth                                            7.56%               -6.47%                8.27%
Value                                             9.77%               0.85%                 8.58%
Small to Mid Cap                                  12.26%              -0.06%                10.18%
International Equity                              11.62%              -4.61%                4.84%
 High Yield Bond                                  6.06%               N/A%                  4.48%
Intermediate Fixed-Income                         2.65%               5.22%                 4.68%
Short-Intermediate Fixed-Income                   1.39%               3.17%                 3.40%
Mortgage Securities                               2.51%               4.34%                 4.59%
Income Allocation                                 1.88%               N/A%                  3.09%
Income & Growth Allocation                        4.22%               N/A%                  2.70%
Balanced Allocation                               5.90%               N/A%                  2.32%
Growth & Income Allocation                        6.72%               N/A%                  1.94%
Growth Allocation                                 8.39%               N/A%                  1.30%
Aggressive Growth Allocation                      9.52%               N/A%                  0.20%

---------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00


                                 INVESTOR CLASS
                                 --------------

ACCESSOR FUND                                      1 YEAR                       5 YEARS            LIFE OF
                                                                                                   FUND**
----------------------------------------------------------------------------------------------------------------------
Growth                                             7.13%                        -6.79%             -0.70%
Value                                              9.30%                        0.55%              0.79%
Small to Mid Cap                                   11.88%                       -0.45%             2.87%
International Equity                               11.24%                       -4.94%             0.36%
High Yield Bond                                    5.72%                        N/A%               4.17%
Intermediate Fixed-Income                          2.33%                        4.89%              3.43%
Short-Intermediate Fixed-Income                    1.11%                        2.87%              2.47%
Mortgage Securities                                2.20%                        4.04%              3.19%

ACCESSOR FUND                                      1 YEAR                       5 YEARS            LIFE OF
                                                                                                   FUND**
----------------------------------------------------------------------------------------------------------------------
Income Allocation                                  1.52%                        N/A%               2.76%
Income & Growth Allocation                         3.84%                        N/A%               2.37%
Balanced Allocation                                5.56%                        N/A%               1.99%
Growth & Income Allocation                         6.44%                        N/A%               1.63%
Growth Allocation                                  8.00%                        N/A%               0.98%
Aggressive Growth Allocation                       9.11%                        N/A%               -0.22%

-----------------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; Intermediate Fixed-Income - 07/14/98;
Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.


                                     A CLASS
                                     -------

ACCESSOR FUND                                              1 YEAR              LIFE OF FUND**
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Growth                                                     7.25%              13.36%
Value                                                      9.42%              18.86%
Small to Mid Cap                                           11.93%             23.33%
International Equity                                       11.38%             23.68%
High Yield Bond                                            5.92%              9.13%
Intermediate Fixed-Income                                  2.49%              2.05%
Short-Intermediate Fixed-Income                            1.20%              0.75%
Mortgage Securities                                        2.35%              2.08%
Income Allocation                                          1.68%              1.82%
Income & Growth Allocation                                 3.96%              6.75%
Balanced Allocation                                        5.70%              10.44%
Growth & Income Allocation                                 6.53%              12.23%
Growth Allocation                                          8.16%              16.06%
Aggressive Growth Allocation                               9.27%              18.65%
                                                           7.25%              13.36%

** A Class shares of the Funds commenced operations on 09/29/03.

                                     C CLASS
                                     -------

ACCESSOR FUND                                              1 YEAR              LIFE OF FUND**
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Growth                                                     6.76%              13.11%
Value                                                      8.85%              18.35%
Small to Mid Cap                                           11.48%             25.76%
International Equity                                       10.84%             21.81%
High Yield Bond                                            5.37%              11.40%
Intermediate Fixed-Income                                  2.05%              2.00%
Short-Intermediate Fixed-Income                            0.79%              0.44%
Mortgage Securities                                        1.85%              1.10%
Income Allocation                                          1.19%              1.74%
Income & Growth Allocation                                 3.48%              7.16%
Balanced Allocation                                        5.24%              10.94%
Growth & Income Allocation                                 5.99%              12.63%
Growth Allocation                                          7.62%              16.46%
Aggressive Growth Allocation                               8.70%              18.39%

** C Class shares of the Funds commenced operations on 12/30/02.

YIELD QUOTATIONS. Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period (with or without giving the effect to the deduction of a CDSC, if applicable), according to the following formula:


                                      [( a - b    )6  ]
                            YIELD = 2 [( -----  +1) -1]
                                      [(  cd      )   ]


Where:       a   =    dividends and interest earned during the period;
             b   =    expenses accrued for the period (net of reimbursements);
             c   =    average daily number of shares outstanding during the
                      period that were entitled to receive dividends; and
             d   =    the maximum offering price per share on the last day of
                      the period.

The annualized yields for the Fixed-Income Funds, calculated using the above method based on the 30-day period ended on December 31, 2004, are as follows.


                                  ADVISOR CLASS
                                  -------------

FUND                                                         30 DAY YIELD

High Yield Bond                                              7.33%
 Intermediate Fixed-Income                                   5.06%
 Short-Intermediate Fixed-Income                             4.24%
 Mortgage Securities                                         4.32%



                                 INVESTOR CLASS
                                 --------------


FUND                                                         30 DAY YIELD

High Yield Bond                                              6.88%
Intermediate Fixed-Income                                    4.51%
 Short-Intermediate Fixed-Income                             3.82%
 Mortgage Securities                                         3.83%


                                     A CLASS
                                     -------

FUND                                                         30 DAY YIELD

High Yield Bond                                              6.74%
Intermediate Fixed-Income                                    4.62%
 Short-Intermediate Fixed-Income                             3.83%
 Mortgage Securities                                         3.89%


                                     C CLASS
                                     -------

FUND                                                         30 DAY YIELD

High Yield Bond                                              1.33%
Intermediate Fixed-Income                                    4.05%

Short-Intermediate Fixed-Income                             3.26%
Mortgage Securities                                         3.31%

U.S. Government Money Fund Total Return and Yield Quotations. The U.S. Government Money Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Fund is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

The annualized yields for the U.S. Government Money Fund as of December 31, 2004 are as follows.

                             7-DAY COMPOUNDED             ANNUALIZED YIELD
                                                          EFFECTIVE YIELD

       ADVISOR CLASS               1.64%                      1.64%
      INVESTOR CLASS               1.40%                      1.40%
          A CLASS                  1.39%                      1.39%
          C CLASS                  1.44%                      1.44%

Current distribution information for the Investor Class, A Class and C Class Shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor, A Class or C Class Share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor, A Class or C Class Shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period. The Funds' current distribution rate for A Class Shares and C Class Shares assumes no CDSC is paid.


                                 TAX INFORMATION

TAXATION OF THE FUNDS -- GENERAL

Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment relieves a Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders in a timely manner.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

Each Allocation Fund will invest its assets primarily in shares of Underlying Funds, and may also invest in cash and money market instruments. Accordingly, an Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to an Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Allocation Fund as ordinary income to the extent of the Underlying Fund's earnings and profits and (2) distributions paid to an Allocation Fund from the Underlying Fund's net capital gain will be taxable to the Allocation Fund as long-term capital gains, regardless of how long the Allocation Fund has held the Underlying Fund's shares. If an Allocation Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Allocation Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.


TAXATION OF THE SHAREHOLDERS

Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets, as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund after December 31, 2002 from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a qualified dividend which is eligible for the new capital gains tax rates.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. This result may be magnified with respect to a Fund that pays dividends only once a year, such as the International Equity Fund. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

Certain futures, foreign currency contracts and non-equity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


FOREIGN SECURITIES AND TRANSACTIONS

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.


FOREIGN TAXES (INTERNATIONAL EQUITY FUND ONLY)

Dividends and interest received and gains realized by the International Equity Fund (and any other Fund holding foreign securities) on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which the International Equity Fund will be subject, because the amount of the International Equity Fund's assets to be invested in various countries is not known.

If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to the election, the International Equity Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Equity Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Shareholders will not be entitled to credit or deduct their allocable portions of foreign taxes imposed on the International Equity Fund if they have not held their shares therein for 16 days or more during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Equity Fund are effectively connected with a U.S. trade or business.


FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.


STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund is currently making a continuous offering of its shares. Each Fund receives the entire net asset value of shares sold. Each Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Advisor Class Shares of the Funds may be purchased directly from the Funds with no sales charge or commission. Investors may also purchase Advisor Class Shares, Investor Class Shares, A Class Shares or C Class Shares of the Funds or Institutional Class Shares of the U.S. Government Money Fund from the Distributor or through intermediaries, such as a broker-dealer, bank or other financial institutions. In the case of A Class Shares, the public offering price is the net asset value plus the applicable sales charge, if any, as set forth in the prospectus.

Each Fund reserves the right in its sole discretion to (1) suspend the offering of its shares, (2) reject purchase orders, including a purchase by exchange from another Accessor Fund, if management determines such rejection is in the best interest of the Fund, (3) increase or decrease the minimum amount required to open and maintain an account, without prior notice, and (4) reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

MINIMUM INVESTMENT EXCEPTIONS. You may purchase shares of a Fund notwithstanding the minimum investment amount and/or subsequent purchase amount if you qualify for any of the exceptions discussed below.

You may be required to provide written confirmation of your eligibility. In addition to the following, a Fund may waive or lower purchase minimums in other circumstances.

1. Omnibus or nominee accounts of financial institutions or broker-dealers registered as one account with the transfer agent;
2. Purchases made pursuant to the dividend reinvestment program;
3. Employer-sponsored retirement or benefit plans (e.g. 401(k) plans) where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period;
4. Participants in a 403(b) plan, 457 plan or other employer-sponsored retirement plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary; and (ii) all participants in the plan who purchase shares of an Accessor Fund do so through a single broker, dealer or other financial intermediary designated by your employer;
5. Certain Accessor Funds retirement accounts (e.g. SIMPLE IRAs) funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts;
6. Certain mutual fund wrap program accounts (an eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Accessor Funds or the Distributor);
7. Full-time or part-time employees of Accessor Capital or any of its affiliates, Board members of Accessor Funds or the spouse or minor child of any of the foregoing;
8. Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor and current or former officers, partners and employees of banks affiliated with such broker-dealers, or the spouse or minor child of any of the foregoing;
9. Current or former partners and employees of legal counsel to Accessor Funds or the spouse or minor child of any of the foregoing;
10. Current or former directors, officers, employees, or sales representatives of any subadviser to any Accessor Fund or the spouse or minor child of any of the foregoing;
11. Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
12. Purchases made for purposes of correcting an error; and
13. Transfers in from a trustee, including residual interest payments.

To ensure that each Fund continues to operate in the manner set forth in its prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Funds will monitor and report to the Directors the composition of the Funds' shareholder base. The officers will recommend to the Board of Directors any action they deem necessary to ensure that investments in the Funds do not become inconsistent with the policies applicable to the Funds. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

DEALER COMMISSIONS AND COMPENSATION - For A Class Shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, except for financial intermediaries or their trading agents making purchases for clients in a fee-based investment program, as described in the prospectus, or employees of broker-dealer firms and registered investment advisor firms purchasing in their own account or any purchase of shares for an account at NAV or in which the sales charge would be waived. Commissions on investments in A Class Shares are paid at the following rates:

         1.00% on amounts from $1 million to $4 million, and 0.50% on amounts over $4 million and up to $10 million, and 0.25% on amounts over $10 million.

(For example, on a single purchase of $12 million, the commission would breakdown as follows: 1.00% on the first $4 million plus 0.50% on the next $6 million plus 0.25% on the last $2 million.) Commissions are based on cumulative investments and are not annually reset.

Dealer concessions may not be paid unless the Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the concession, Accessor Funds or the Distributor may waive any CDSC that might otherwise have applied to any such purchase. No dealer concessions are paid on any other sales of shares at net asset value. The schedule of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds, and purchases made under a Letter of Intent and pursuant to the right of accumulation, both of which are described in the Prospectuses.

RIGHT OF ACCUMULATION--A CLASS SHARES ONLY. Reduced sales loads apply to any purchase of A Class Shares by you and your "immediate family" (your spouse and your children under the age of 21), where the aggregate investment including such purchase is $50,000 or more in the Equity Funds and Allocation Funds (except the Income Allocation Fund) or $100,000 or more in the Fixed-Income Funds and Income Allocation Fund. If, for example, you previously purchased and still hold A Class Shares of an Equity Fund, with an aggregate current market value of $40,000 and subsequently purchase A Class Shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.75% of the offering price. All present holdings of A Class Shares of an Accessor Fund may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify at the time of purchase, you must notify the Transfer Agent. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

LETTER OF INTENT - A CLASS SHARES ONLY. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of A Class Shares based on the total number of A Class Shares of any Accessor Fund purchased by you and your "immediate family" (your spouse and your children under the age of 21) in either a 13-month period or when you reach the minimum amount specified in the Letter of Intent (but does not include future appreciation of your investment, investments in the U.S. Government Money Fund, reinvested distributions or capital gains) pursuant to the terms and conditions set forth in the Letter of Intent. You can obtain a Letter of Intent form by calling 1-800-759-3504.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. Existing holdings eligible for rights of accumulation in A Class Shares of the Accessor Funds may be credited toward satisfying the Letter of Intent. Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the first Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the first Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment. During the period covered by the second Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the second Letter of Intent will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment.

If total purchases are less than the amount specified, the offering price of the shares you purchased during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of A Class Shares of the Fund to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase A Class Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

A CLASS SHARE PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN 24 MONTHS OF PURCHASE and where the broker has received the dealer concession of up to 1% as described above.

Employer-sponsored defined contribution-type plans investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the Accessor Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest at net asset value and are not subject to a CDSC.

403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the Accessor Funds are principal investment options; and (ii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more and having 100 or more eligible employees.

Retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its A Class Shares Plan of Distribution on investments made with no initial sales charge.

In addition, A Class Shares may be sold at net asset value to:

(1) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers) or full-time employees (and their spouses, parents and children) of banks who are affiliated with such dealers; and plans for such persons or the dealers;

(2) current and retired registered investment advisers, with respect to accounts established while active, registered with the Distributor, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Distributor and plans for such persons;

(3) companies exchanging securities with Accessor Funds through a merger, acquisition or exchange offer;

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON A CLASS SHARES - Except as described above, a CDSC of 1% applies to redemptions of A Class Shares of the Accessor Funds, other than the U.S. Government Money Fund, made within 24 months following the purchase of A Class Shares of $1 million for which a broker has received a dealer concession, as described above. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for A Class and C Class Shares" below.

No sales charge is included in the public offering price of other classes of Fund shares. Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund marked "Same Day Settlement" and investment monies are wired prior to 5:00 p.m. Eastern time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock

Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Investor Class Shares of the Funds and Institutional Class Shares of the U.S. Government Money Fund are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares or Institutional Class Shares of the U.S. Government Money Fund are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

For non-distribution related administration, subaccounting, transfer agency and/or other services, Investor Class Shares of a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order, reduced for A Class Shares and C Class Shares by any applicable CDSC. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If the Distributor or transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Funds are intended for long term investment purposes. The Funds will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund's NAV does not fully reflect the value of the fund's holdings -- for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Funds will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.

You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption or exchange proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain categories of redemptions that do not raise short-term trading concerns as determined in the sole discretion of the Funds (and Accessor Capital, on behalf of Funds). These categories include, but are not limited to, the following:

         1. Withdrawals made pursuant to the systematic withdrawal program.
         2.       Redemptions due to the death of a shareholder;
         3. Redemptions due to required minimum distributions from an Accessor Funds IRA or other retirement plan;
         4. Redemptions within certain pension plans as required by law or regulatory authorities;
         5. Return of excess contributions in retirement accounts where the excess is reinvested into the Funds;
         6. Redemptions resulting in the settlement of an estate due to the death of the shareholder; and
         7.       Reinvested distributions (dividends and capital gains).

In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Funds' Systematic Withdrawal Plan described in the Funds' Prospectus.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market trading and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

AUTOMATIC INVESTMENT PLANS. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Funds whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Account Options Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase. If you pay with an electronic transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment. In the event that your purchase fails for any reason (e.g., insufficient funds), the Transfer Agent will notify you in writing. You will not be able to resend your investment for that period at the price on the day the purchase should have been made. Should your purchase fail a second time for any reason, the Transfer Agent will notify you in writing that your AIP is stopped and you will not be allowed to reopen an AIP.

INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS. Assets from a retirement plan (plan assets) may be invested in any class of shares of the Accessor Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving plan assets that offered an investment option including any of the Accessor Funds, may be invested in: 1) A Class Shares at net asset value; 2) A Class Shares subject to the applicable initial sales charge; or 3) C Class Shares. Plan assets invested in A Class Shares with a sales charge, or C Class Shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Plan assets invested in A Class Shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to A Class Share investments of $1 million or more (see "Dealer Commissions and Compensation" above).

IRA rollovers that do not indicate which share class plan assets should be invested in will be rejected.

EXCHANGES. You can exchange A Class or C Class Shares from one Fund into A
Class or C Class Shares, respectively, of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

REDEMPTIONS OF A CLASS SHARES AND C CLASS SHARES. As described in the Prospectus, A Class Shares are offered at net asset value with an initial sales charge, if applicable. A CDSC of 1.00% will be assessed at the time of redemption of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within 24 months of purchase, except for direct purchases in the U.S. Government Money Fund. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of A Class Shares as described above. C Class Shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. For purposes of the CDSC, an exchange of A Class Shares or C Class Shares from one Fund to another Fund of the same class is not considered a redemption or a purchase (there may, however, be tax implications with respect to exchanges - see Tax Information above). In determining whether a CDSC is applicable to a redemption of A Class Shares and C Class Shares, the calculation will be determined in the manner that results in the lowest rate being charged. For C Class Shares subject to a CDSC, it will be assumed that the redemption is the first of any shares that have been in the shareholder's fund account for over a year, and second of any shares that have been in the shareholder's fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted form the redemption, not the amount remaining in the account.

CDSC Waivers for A Class and C Class Shares. You will not be charged a CDSC on
(i) appreciation on your A Class Shares or C Class Shares above the purchase price; (ii) shares you acquired through reinvestment of dividends or capital gains distributions; or (iii) shares purchased through a Service Organization that did not receive advanced sales payments or commissions.

In the following circumstances, the CDSC charged on redemptions of A Class Shares and C Class Shares is waived:

RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

o Individual Retirement Accounts ("IRAs")

         >> Death or disability of the IRA owner.

o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

         >> Death, disability or retirement of 401(a) or ESP Plan participant;

         >> Loan from 401(a) or ESP Plan;

         >> Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

         >> Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

         >> Tax-free return of excess 401(a) or ESP Plan contributions;

o IRAs, 401(a) Plans, ESP Plans, SRO Plans and SAR-SEP Plans;

         >> Salary Reduction Simplified Employee Pension Plans ("SAR-SEP
            Plans");
         >> Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;
         >> Death or disability of a SAR-SEP Plan participant.

SYSTEMATIC WITHDRAWAL PLAN. Redemptions of A Class Shares pursuant to the systematic withdrawal plan unless your account falls below $100,000 within 24 months of your initial purchase. Redemptions pursuant to the Systematic Withdrawal Plan unless your account falls below $2,000 within one year of its opening.

DEATH OF OWNER. Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferral of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

DISABILITY OF OWNER. Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Transfer Agent or the Distributor).

If you think you are eligible for the elimination or waiver of a CDSC, please contact your financial intermediary or Accessor Funds. Certain waivers will only apply upon notice of qualification upon the purchase of A Class Shares and C Class Shares. Accessor Funds may terminate the elimination or waiver of CDSC on A Class Shares and C Class Shares at any time.

FINANCIAL STATEMENTS

 Accessor Funds' audited financial statements for the fiscal year ended December 31, 2004 and unaudited financial statements for the period ended June 30, 2004, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures which the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                                                      APPENDIX A


                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES

                              ACCESSOR FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



I.       ACCESSOR FUNDS' POLICY STATEMENT

         Accessor Funds, Inc. ("Accessor"), on behalf of each of its portfolios (each a "Fund" and together the "Funds") is firmly committed to ensuring that proxies relating to the Funds' securities are voted in the best interests of the Funds' shareholders. The following policies and procedures have been established to implement Accessor's proxy voting program.

II.      ACCESSOR FUNDS' PROXY VOTING PROGRAM

         Accessor Capital Management LP ("Accessor Capital") serves as the Funds' investment manager. Accessor Capital is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Sub-Advisers") who provide the day-to-day portfolio management for each Fund. Accessor has delegated proxy voting responsibility to Accessor Capital. Because Accessor Capital views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. The primary focus of Accessor's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's proxy voting. These policies and procedures may be amended from time to time based on Accessor's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.     ACCESSOR CAPITAL'S DUE DILIGENCE AND COMPLIANCE PROGRAM

         As part of its ongoing due diligence and compliance responsibilities, Accessor Capital will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Accessor Capital will review each Sub-Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Fund and on at least an annual basis thereafter.

IV.      SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

         Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Accessor and Accessor Capital, upon request, copies of such policies and procedures.

         B. Fiduciary Duty: The Sub-Adviser's policies and procedures must be reasonably designed to ensure that Sub-Adviser votes Fund securities in the best interest of the Fund.

         C. Conflicts of Interest: The Sub-Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and the Funds before voting Fund proxies.

                  D. Voting Guidelines: The Sub-Adviser's policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

                  E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Funds in a timely and efficient manner.

         F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Accessor and Accessor Capital such information and records with respect to proxies relating to the Funds' securities as required by law and as Accessor or Accessor Capital may reasonably request.

V.       DISCLOSURE OF ACCESSOR'S PROXY VOTING POLICIES AND PROCEDURES AND
         VOTING RECORD

         Accessor Capital, on behalf of Accessor, will take reasonable steps as necessary to seek to ensure that Accessor complies with all applicable laws and regulations relating to disclosure of Accessor's proxy voting policies and procedures and its proxy voting record. Accessor Capital (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to the Funds' securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Accessor's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      REPORTS TO ACCESSOR'S BOARD OF DIRECTORS

         Accessor Capital will periodically (but no less frequently than annually) report to the Board of Directors with respect to Accessor's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Fund securities and any other information requested by the Board of Directors.

Adopted: August 13, 2003

                         ACCESSOR CAPITAL MANAGEMENT LP
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AUGUST 18, 2003)

         Accessor Capital Management LP ("Accessor Capital") serves as the investment adviser to the series of the Accessor Funds, Inc. (each a "Fund" and together the "Funds"), which are Accessor Capital's only clients. In that capacity Accessor Capital has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Accessor Capital administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.       POLICY

         In the typical course of Accessor Capital's business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

         Where a material conflict exists in the voting of proxies by a sub-adviser, Accessor Capital will retain the authority to vote such proxy on behalf of the Funds or determine that the sub-adviser may vote such proxy in compliance with their proxy voting policies regarding material conflicts.

         In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser or Accessor Capital may determine that a sub-adviser has a material conflict with a vote and determine that it is in the best interests of the Funds for the proxy to be voted by Accessor Capital. In those cases, it is Accessor Capital's policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Accessor Capital to vote such proxies in a manner that is consistent with the Funds' best interests.

II.      RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Accessor Capital, which consists of the Investment Department and the Compliance Department, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.     PROCEDURES

         In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Accessor Capital will
(i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

         Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.      CONFLICTS OF INTEREST

         Accessor Capital may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         A.       IDENTIFYING CONFLICTS OF INTEREST

         The Proxy Committee will seek to identify Accessor Capital conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Accessor Capital's senior management. The Proxy Committee may determine that Accessor Capital has a conflict of interest as a result of the following:

         1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Accessor Capital, its members, officers or employees have a significant business relationship. Accessor Capital, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Accessor Capital, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

         2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Accessor Capital who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Accessor Capital votes the proxy. Employees of Accessor Capital, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Accessor Capital's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

         B.       DETERMINING WHETHER A CONFLICT IS MATERIAL

         In the event that the Proxy Committee determines that Accessor Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material". The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Accessor Capital's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

         C.       VOTING PROXIES INVOLVING A MATERIAL CONFLICT

         In the event that the Proxy Committee determines that Accessor Capital has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

         o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Accessor Capital
             Management LP shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

         o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

         o vote on the proposal and, in consultation with the Compliance Officer, detail how Accessor Capital's material conflict did not influence the decision-making process.

         The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

         D.       DOCUMENTING CONFLICTS OF INTEREST

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Accessor

Capital does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Accessor Capital.

V.       RECORDKEEPING AND DISCLOSURE

         Accessor Capital maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

         o a copy of these proxy voting policies and procedures, including all amendments hereto;

         o a copy of each proxy statement received regarding Fund securities, provided, however, that Accessor Capital may rely on the proxy statement filed on EDGAR as its record;

         o a record of each vote Accessor Capital casts on behalf of the Funds;

         o a copy of any document created by Accessor Capital that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

         o a copy of each written Fund request for information on how Accessor Capital voted proxies on behalf of the Funds; and

         o a copy of any written response by Accessor Capital to any Fund request for information on how Accessor Capital voted proxies on behalf of the requesting Fund.

         At least annually, Accessor Capital will provide the Funds' Board of Directors with a copy of its proxy voting policies and procedures and advise the Board that it may obtain information about how Accessor Capital voted the Funds' securities. Information about how the Funds securities were voted or a copy of Accessor Capital's proxy voting policies and procedures free of charge by written request addressed to Accessor Capital.



Approved:  August 18, 2003

                ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH")

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all clients, excluding mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance with its PVS recommendations (the "ISS Recommendations").Concurrent with the adoption of these procedures, INTECH will no longer accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS Recommendations.

DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital Management, LLC ("Janus") to provide the administration for its proxy voting.

JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with the proxy voting service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

VOTING AND USE OF PROXY VOTING SERVICE. INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

         o ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

         o The Janus Investment Accounting Group is not authorized to override any ISS Recommendation except upon the receipt of express written authorization from the client directing INTECH to vote in a specified manner. All overrides, other than client overrides, shall be approved by the INTECH Chief Operating Office. The Janus Investment Accounting Group shall maintain a record of any overrides, including all required authorizations.

         o   Without limiting the foregoing, the Janus Investment
             Accounting Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus or its affiliates with respect to a particular matter.

         o Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

         o All client accounts are prohibited from investing in securities of Janus or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, the client or clients affected by the conflict will be notified of such conflict of interest and will be asked to instruct INTECH as to how to vote the proxy in question.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-PVS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

        INTECH, 2401 PGA BLVD., SUITE 100, PALM BEACH GARDENS, FL 33410, (561) 775-1100, FAX (561) 775-1150

                       WELLINGTON MANAGEMENT COMPANY, LLP

                          PROXY POLICIES AND PROCEDURES



                              DATED: APRIL 30, 2003


INTRODUCTION               Wellington Management Company, llp ("Wellington
                           Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


                           Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

-------------------------  -----------------------------------------------------
STATEMENT OF POLICIES      As a matter of policy, Wellington Management:

                           1
                           Takes responsibility for voting client proxies only upon a client's written request.

                           2
                           Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                           3
                           Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                           4
                           Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                           5
                           Identifies and resolves all material
                           proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                           6
                           Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                           7
                           Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                           8
                           Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                           9
                           Reviews regularly the voting record to
                           ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

-------------------------  -----------------------------------------------------
  Responsibility and         WELLINGTON MANAGEMENT HAS A PROXY COMMITTEE,
                                        ESTABLISHED BY

  Oversight                ACTION OF THE FIRM'S EXECUTIVE COMMITTEE, THAT IS
                           RESPONSIBLE FOR THE REVIEW AND APPROVAL OF THE FIRM'S
                           WRITTEN PROXY POLICIES AND PROCEDURES AND ITS PROXY
                           VOTING GUIDELINES, AND FOR PROVIDING ADVICE AND
                           GUIDANCE ON SPECIFIC PROXY VOTES FOR INDIVIDUAL
                           ISSUERS. THE FIRM'S LEGAL SERVICES DEPARTMENT
                           MONITORS REGULATORY REQUIREMENTS WITH RESPECT TO
                           PROXY VOTING ON A GLOBAL BASIS AND WORKS WITH THE
                           PROXY COMMITTEE TO DEVELOP POLICIES THAT IMPLEMENT
                           THOSE REQUIREMENTS. DAY-TO-DAY ADMINISTRATION OF THE
                           PROXY VOTING PROCESS AT WELLINGTON MANAGEMENT IS THE
                           RESPONSIBILITY OF THE PROXY GROUP WITHIN THE LEGAL
                           SERVICES DEPARTMENT. IN ADDITION, THE PROXY GROUP

                           ACTS AS A RESOURCE FOR PORTFOLIO MANAGERS AND RESEARCH ANALYSTS ON PROXY MATTERS, AS NEEDED.

-------------------------  -----------------------------------------------------
  Statement of Procedures  WELLINGTON MANAGEMENT HAS IN PLACE CERTAIN PROCEDURES
                           FOR IMPLEMENTING ITS PROXY VOTING POLICIES.

                           -----------------------------------------------------
GENERAL PROXY VOTING       Authorization to Vote. WELLINGTON MANAGEMENT WILL
                           VOTE ONLY THOSE PROXIES FOR WHICH ITS CLIENTS HAVE
                           AFFIRMATIVELY DELEGATED PROXY-VOTING AUTHORITY.

                           Receipt of Proxy. PROXY MATERIALS FROM AN ISSUER OR ITS INFORMATION AGENT ARE FORWARDED TO REGISTERED OWNERS OF RECORD, TYPICALLY THE CLIENT'S CUSTODIAN BANK. IF A CLIENT REQUESTS THAT WELLINGTON MANAGEMENT VOTE PROXIES ON ITS BEHALF, THE CLIENT MUST INSTRUCT ITS CUSTODIAN BANK TO DELIVER ALL RELEVANT VOTING MATERIAL TO WELLINGTON MANAGEMENT. WELLINGTON MANAGEMENT MAY RECEIVE THIS VOTING INFORMATION BY MAIL, FAX, OR OTHER ELECTRONIC MEANS.

                           Reconciliation. TO THE EXTENT REASONABLY PRACTICABLE, EACH PROXY RECEIVED IS MATCHED TO THE SECURITIES ELIGIBLE TO BE VOTED AND A REMINDER IS SENT TO ANY CUSTODIAN OR TRUSTEE THAT HAS NOT FORWARDED THE PROXIES AS DUE.

                           Research. IN ADDITION TO PROPRIETARY INVESTMENT RESEARCH UNDERTAKEN BY WELLINGTON MANAGEMENT INVESTMENT PROFESSIONALS, THE FIRM CONDUCTS PROXY RESEARCH INTERNALLY, AND USES THE RESOURCES OF A NUMBER OF EXTERNAL SOURCES TO KEEP ABREAST OF DEVELOPMENTS IN CORPORATE GOVERNANCE AROUND THE WORLD AND OF CURRENT PRACTICES OF SPECIFIC COMPANIES.

                           Proxy Voting. FOLLOWING THE RECONCILIATION PROCESS, EACH PROXY IS COMPARED AGAINST WELLINGTON MANAGEMENT'S PROXY VOTING GUIDELINES, AND HANDLED AS
                           FOLLOWS:

                              o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For",

                                  "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                              o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                           MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                           IF A PROXY IS IDENTIFIED AS PRESENTING A MATERIAL CONFLICT OF INTEREST, THE MATTER MUST BE REVIEWED BY THE DESIGNATED MEMBERS OF THE PROXY COMMITTEE, WHO WILL RESOLVE THE CONFLICT AND DIRECT THE VOTE. IN CERTAIN CIRCUMSTANCES, THE DESIGNATED MEMBERS MAY DETERMINE THAT THE FULL PROXY COMMITTEE SHOULD CONVENE. ANY PROXY COMMITTEE MEMBER WHO IS HIMSELF OR HERSELF SUBJECT TO THE IDENTIFIED CONFLICT WILL NOT PARTICIPATE IN THE DECISION ON WHETHER AND HOW TO VOTE THE PROXY IN QUESTION.

                           -----------------------------------------------------
OTHER CONSIDERATIONS       In certain instances, Wellington Management may be
                           unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                           SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                           SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                           In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                           LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

-------------------------  -----------------------------------------------------

ADDITIONAL INFORMATION     Wellington Management maintains records of proxies
                           voted pursuant to Section 204-2 of the Investment
                           Advisers Act of 1940 (the "Advisers Act"), the
                           Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                           Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                  WELLINGTON MANAGEMENT COMPANY, LLP EXHIBIT A

                             PROXY VOTING GUIDELINES



                              DATED: APRIL 30, 2003


INTRODUCTION      Upon a client's written request, Wellington Management
                  Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington
                  Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                  These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                  Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

----------------  --------------------------------------------------------------
VOTING            COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
GUIDELINES

                  .  Election of Directors:                        For

                  .  Repeal Classified Board (SP):                 For

                  .  Adopt Director Tenure/Retirement Age (SP):    Against

                  .  Minimum Stock Ownership by Directors (SP):    Case-by-Case

                  .  Adopt Director & Officer Indemnification:     For

                  .  Allow Special Interest Representation to
                     Board (SP):                                   Against

                  .  Require Board Independence (SP):              For

                  .  Require Board Committees to be
                     Independent (SP):                             For

                  .  Require a Separation of Chair and CEO or
                     Require a Lead Director (SP):                 Case-by-Case

                  .  Boards not Amending Policies That are         Withhold
                     Supported by a Majority of Shareholders:      vote*

                     *  on all Directors seeking election the
                        following year

                  .  Approve Directors' Fees:                      For

                  .  Approve Bonuses for Retiring Directors:       For

                  .  Elect Supervisory Board/Corporate Assembly:   For

                  --------------------------------------------------------------
                  MANAGEMENT COMPENSATION


                  .  Adopt/Amend Stock Option Plans:               Case-by-Case

                  .  Adopt/Amend Employee Stock Purchase Plans:    For

                  .  Eliminate Golden Parachutes (SP):             For

                  .  Expense Future Stock Options (SP):            For

                  .  Shareholder Approval of All Stock Option
                     Plans (SP):                                   For

                  .  Shareholder Approval of Future Severance
                     Agreements Covering Senior Executives (SP):   For

                  .  Recommend Senior Executives Own and Hold
                     Company Stock, not Including Options (SP):    For

                  .  Disclose All Executive Compensation (SP):     For

                  --------------------------------------------------------------
                  REPORTING OF RESULTS

                  .  Approve Financial Statements:                 For

                  .  Set Dividends and Allocate Profits:           For

                  .  Limit Non-Audit Services Provided by
                     Auditors (SP):                                For

                  .  Ratify Selection of Auditors and Set
                     Their Fees:                                   For

                  .  Elect Statutory Auditors:                     For

                  --------------------------------------------------------------
                  SHAREHOLDER VOTING RIGHTS

                  .  Adopt Cumulative Voting (SP):                 Against

                  .  Redeem or Vote on Poison Pill (SP):           For

                  .  Authorize Blank Check Preferred Stock:        Against

                  .  Eliminate Right to Call a Special Meeting:    Against

                  .  Increase Supermajority Vote Requirement:      Against

                  .  Adopt Anti-Greenmail Provision:               For

                  .  Restore Preemptive Rights:                    Case-by-Case

                  .  Adopt Confidential Voting (SP):               For

                  .  Approve Unequal Voting Rights:                Against

                  .  Remove Right to Act by Written Consent:       Against

                  .  Approve Binding Shareholder Proposals:        Case-by-Case

                  --------------------------------------------------------------
                  CAPITAL STRUCTURE

                  .  Increase Authorized Common Stock:             Case-by-Case

                  .  Approve Merger or Acquisition:                Case-by-Case

                  .  Approve Technical Amendments to Charter:      Case-by-Case

                  .  Opt Out of State Takeover Statutes:           For

                  .  Consider Non-Financial Effects of Mergers:    Against

                  .  Authorize Share Repurchase:                   For

                  .  Authorize Trade in Company Stock:             For

                  .  Issue Debt Instruments:                       For

                  SOCIAL ISSUES

                  .  Endorse the Ceres Principles (SP):            Case-by-Case

                  .  Disclose Political and PAC Gifts (SP):        For

                  .  Require Adoption of International Labor
                     Organization's Fair Labor Principles (SP):    Case-by-Case


                  --------------------------------------------------------------
                  MISCELLANEOUS

                  .  Approve Other Business:                       Abstain

                  .  Approve Reincorporation:                      Case-by-Case

[LOGO] JP MORGAN FLEMING

ASSET MANAGEMENT

PX-PROC-703
01077



--------------------------------------------------------------------------------

                        GLOBAL PROXY VOTING
                        PROCEDURES AND GUIDELINES


                        2003 EDITION

                        JULY 1, 2003

TABLE OF CONTENTS- GLOBAL
-------------------------


Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures


             A.   Objective...............................................     3

             B.   Proxy Committee.........................................     3

             C.   The Proxy Voting Process................................   3-4

             D.   Material Conflicts of Interest..........................   4-5

             E.   Escalation of Material Conflicts of Interest............     5

             F.   Recordkeeping...........................................     5

                  Exhibit A...............................................     6




Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines



             A.   North America...........................................  8-20
                  TABLE OF CONTENTS.......................................  9-10

                  GUIDELINES.............................................. 11-20



             B.   Europe, Middle East, Africa, Central America
                  and South America....................................... 21-31

                  TABLE OF CONTENTS.......................................    22

                  GUIDELINES.............................................. 23-31



             C. Asia (ex-Japan)........................................... 32-33

             D.   Japan................................................... 34-35




























PART I:  JP MORGAN FLEMING ASSET MANAGEMENT PROXY
         ----------------------------------------
         VOTING PROCEDURES
         -----------------

A.       OBJECTIVE

         AS AN INVESTMENT ADVISER WITHIN JPMORGAN FLEMING ASSET MANAGEMENT, EACH OF THE ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO (EACH REFERRED TO INDIVIDUALLY AS A "JPMFAM ENTITY" AND COLLECTIVELY AS "JPMFAM") MAY BE GRANTED BY ITS CLIENTS THE AUTHORITY TO VOTE THE PROXIES OF THE SECURITIES HELD IN CLIENT PORTFOLIOS. IN SUCH CASES, JPMFAM'S OBJECTIVE IS TO VOTE PROXIES IN THE BEST INTERESTS OF ITS CLIENTS. TO FURTHER THAT OBJECTIVE, JPMFAM ADOPTED THESE PROCEDURES.

         THESE PROCEDURES INCORPORATE DETAILED GUIDELINES FOR VOTING PROXIES ON SPECIFIC TYPES OF ISSUES

         (THE "GUIDELINES"). THE GUIDELINES HAVE BEEN DEVELOPED AND APPROVED BY THE RELEVANT PROXY COMMITTEE (AS DEFINED BELOW) WITH THE OBJECTIVE OF ENCOURAGING CORPORATE ACTION THAT ENHANCES SHAREHOLDER VALUE. BECAUSE PROXY PROPOSALS AND INDIVIDUAL COMPANY FACTS AND CIRCUMSTANCES MAY VARY, JPMFAM MAY NOT ALWAYS VOTE PROXIES IN ACCORDANCE WITH THE GUIDELINES.



B.       PROXY COMMITTEE



         To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.


                            The Proxy Voting Process



         JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

         SITUATIONS OFTEN ARISE IN WHICH MORE THAN ONE JPMFAM CLIENT INVESTS IN THE SAME COMPANY OR IN WHICH A SINGLE CLIENT MAY INVEST IN THE SAME COMPANY BUT IN MULTIPLE ACCOUNTS. IN THOSE SITUATIONS, TWO OR MORE CLIENTS, OR ONE CLIENT WITH DIFFERENT ACCOUNTS, MAY BE INVESTED IN STRATEGIES HAVING DIFFERENT INVESTMENT OBJECTIVES, INVESTMENT STYLES, OR PORTFOLIO MANAGERS. AS A RESULT, JPMFAM MAY CAST DIFFERENT VOTES ON BEHALF OF DIFFERENT CLIENTS OR ON BEHALF OF THE SAME CLIENT WITH DIFFERENT ACCOUNTS.










C.       The Proxy Voting Process - Continued


         EACH JPMFAM ENTITY APPOINTS A JPMFAM PROFESSIONAL TO ACT AS A PROXY ADMINISTRATOR ("PROXY ADMINISTRATOR") FOR EACH GLOBAL LOCATION OF SUCH ENTITY WHERE PROXY-VOTING DECISIONS ARE MADE. THE PROXY ADMINISTRATORS ARE CHARGED WITH OVERSIGHT OF THESE PROCEDURES AND THE ENTIRE PROXY-VOTING PROCESS. THEIR DUTIES, IN THE EVENT AN INDEPENDENT VOTING SERVICE IS RETAINED, INCLUDE THE FOLLOWING: EVALUATING THE QUALITY OF SERVICES PROVIDED BY THE INDEPENDENT VOTING SERVICE; ESCALATING PROPOSALS IDENTIFIED BY THE INDEPENDENT VOTING SERVICE AS NON-ROUTINE, BUT FOR WHICH A GUIDELINE EXISTS (INCLUDING, BUT NOT LIMITED TO, COMPENSATION PLANS, ANTI-TAKEOVER PROPOSALS, REINCORPORATION, MERGERS, ACQUISITIONS AND PROXY-VOTING CONTESTS) TO THE ATTENTION OF THE APPROPRIATE INVESTMENT PROFESSIONALS AND CONFIRMING THE INDEPENDENT VOTING SERVICE'S RECOMMENDATION WITH THE APPROPRIATE JPMFAM INVESTMENT PROFESSIONAL (DOCUMENTATION OF THOSE CONFIRMATIONS WILL BE RETAINED BY THE APPROPRIATE PROXY ADMINISTRATOR); ESCALATING PROPOSALS IDENTIFIED BY THE INDEPENDENT VOTING SERVICE AS NOT BEING COVERED BY THE GUIDELINES (INCLUDING PROPOSALS REQUIRING A CASE-BY-CASE DETERMINATION UNDER THE GUIDELINES) TO THE APPROPRIATE INVESTMENT PROFESSIONAL AND OBTAINING A RECOMMENDATION WITH RESPECT THERETO; REVIEWING RECOMMENDATIONS OF JPMFAM INVESTMENT PROFESSIONALS WITH RESPECT TO PROPOSALS NOT COVERED BY THE GUIDELINES (INCLUDING PROPOSALS REQUIRING A CASE-BY-CASE DETERMINATION UNDER THE GUIDELINES) OR TO OVERRIDE THE GUIDELINES (COLLECTIVELY, "OVERRIDES"); REFERRING INVESTMENT CONSIDERATIONS REGARDING OVERRIDES TO THE PROXY COMMITTEE, IF NECESSARY; DETERMINING, IN THE CASE OF OVERRIDES, WHETHER A MATERIAL CONFLICT, AS DESCRIBED BELOW, EXISTS; ESCALATING MATERIAL CONFLICTS TO THE PROXY COMMITTEE; AND MAINTAINING THE RECORDS REQUIRED BY THESE PROCEDURES.

         IN THE EVENT INVESTMENT PROFESSIONALS ARE CHARGED WITH RECOMMENDING HOW TO VOTE THE PROXIES, THE PROXY ADMINISTRATOR'S DUTIES INCLUDE THE FOLLOWING:
REVIEWING RECOMMENDATIONS OF INVESTMENT PROFESSIONALS WITH RESPECT TO OVERRIDES; REFERRING INVESTMENT CONSIDERATIONS REGARDING SUCH OVERRIDES TO THE PROXY COMMITTEE, IF NECESSARY; DETERMINING, IN THE CASE OF SUCH OVERRIDES, WHETHER A MATERIAL CONFLICT, AS DESCRIBED BELOW, EXISTS; ESCALATING MATERIAL CONFLICTS TO THE PROXY COMMITTEE; AND MAINTAINING THE RECORDS REQUIRED BY THESE PROCEDURES.




         IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.



D.       MATERIAL CONFLICTS OF INTEREST


         The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.


D.       MATERIAL CONFLICTS OF INTEREST - CONTINUED

         Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.



E.       ESCALATION OF MATERIAL CONFLICTS OF INTEREST



         When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

         Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

         o removing certain JPMFAM personnel from the proxy voting process;
         o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
         o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
         o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

         The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.       RECORDKEEPING


         JPMFAM is required to maintain in an easily accessible place for seven
         (7) years all records relating to the proxy voting process. Those records include the following:

         o   a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
         o a copy of each proxy statement received on behalf of JPMFAM clients;
         o a record of each vote cast on behalf of JPMFAM client holdings;
         o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and

         o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

         It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.



                                    EXHIBIT A
                                    ---------

         J.P. Morgan Investment Management, Inc.
         J.P. Morgan Fleming Asset Management (USA) Inc.
         Robert Fleming Inc.
         J.P. Morgan Fleming Asset Management (London) Limited
         J.P. Morgan Fleming Asset Management (UK) Limited
         JF International Management Inc.
         JF Asset Management Limited
         JF Asset Management (Singapore) Limited

PART II: PROXY VOTING GUIDELINES
--------------------------------



JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

PART II.A: NORTH AMERICA PROXY VOTING GUIDELINES
------------------------------------------------

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS
-----------------------------------------------------


1.      Uncontested Director Elections.......................................11

2.      Proxy Contests.......................................................11
        a.      Election of Directors........................................11
        b.      Reimburse Proxy Solicitation Expenses........................11

3.      Ratification of Auditors.............................................11

4.      Proxy Contest Defenses............................................12-13
        a.      Board Structure: Staggered vs. Annual Elections..............12
        b.      Shareholder Ability to Remove Directors......................12
        c.      Cumulative Voting............................................12
        d.      Shareholder Ability to Call Special Meeting..................13
        e.      Shareholder Ability to Act by Written Consent................13
        f.      Shareholder Ability to Alter the Size of the Board...........13

5.      Tender Offer Defenses.............................................13-14
        a.      Poison Pills.................................................13
        b.      Fair Price Provisions........................................13
        c.      Greenmail....................................................13
        d.      Unequal Voting Rights........................................13
        e.      Supermajority Shareholder Vote Requirement to Amend
                Charter or Bylaws............................................13
        f.      Supermajority Shareholder Vote Requirement to Approve
                Mergers......................................................14

6.      Miscellaneous Board Provisions.......................................14
        a.      Separate Chairman and CEO Positions..........................14
        b.      Lead Directors and Executive Sessions........................14

        c.      Majority of Independent Directors............................14
        d.      Stock Ownership Requirements.................................14
        e.      Term of Office...............................................14
        f.      Director and Officer Indemnification and Liability
                Protection...................................................14
        g.      Board Size...................................................14

7.      Miscellaneous Governance Provisions..................................15
        A.      INDEPENDENT NOMINATING COMMITTEE.............................15
        B.      CONFIDENTIAL VOTING..........................................15
        C.      EQUAL ACCESS.................................................15
        D.      BUNDLED PROPOSALS............................................15
        E.      CHARITABLE CONTRIBUTIONS.....................................15
        F.      DATE/LOCATION OF MEETING.....................................15
        G.      INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD.....................15
        H.      ADJOURN MEETING IF VOTES ARE INSUFFICIENT....................15
        I.      OTHER BUSINESS...............................................15
        J.      DISCLOSURE OF SHAREHOLDER PROPONENTS.........................15


8.      Capital Structure.................................................15-16
        A.      COMMON STOCK AUTHORIZATION...................................15
        B.      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS....................16
        C.      REVERSE STOCK SPLITS.........................................16
        D.      BLANK CHECK PREFERRED AUTHORIZATION..........................16
        E.      SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED
                STOCK........................................................16
        F.      ADJUSTMENTS TO PAR VALUE OF COMMON STOCK.....................16
        G.      RESTRUCTURINGS/RECAPITALIZATIONS.............................16
        H.      SHARE REPURCHASE PROGRAMS....................................16
        I.      TARGETED SHARE PLACEMENTS....................................16

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS
-----------------------------------------------------

9.      Executive and Director Compensation...............................17-18
        A.      STOCK-BASED INCENTIVE PLANS..................................17
        B.      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS...............17
        C.      SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY....17
        D.      GOLDEN AND TIN PARACHUTES....................................17
        E.      401(K) EMPLOYEE BENEFIT PLANS................................17
        F.      EMPLOYEE STOCK PURCHASE PLANS................................17
        G.      OPTION EXPENSING.............................................18
        H.      OPTIONS REPRICING............................................18
        I.      STOCK HOLDING PERIODS........................................18

10.     Incorporation........................................................18
        A.      REINCORPORATION OUTSIDE OF THE UNITED STATES.................18
        B.      VOTING ON STATE TAKEOVER STATUTES............................18
        C.      VOTING ON REINCORPORATION PROPOSALS..........................18

11.     Mergers and Corporate Restructurings..............................18-19
        A.      MERGERS AND ACQUISITIONS.....................................18
        B.      NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION..............18
        C.      CORPORATE RESTRUCTURING......................................18
        D.      SPIN-OFFS....................................................18
        E.      ASSET SALES..................................................18
        F.      LIQUIDATIONS.................................................18
        G.      APPRAISAL RIGHTS.............................................19
        H.      CHANGING CORPORATE NAME......................................19

12.     Social and Environmental Issues...................................19-20
        A.      ENERGY AND ENVIRONMENT.......................................19
        B.      NORTHERN IRELAND.............................................19
        C.      MILITARY BUSINESS............................................19
        D.      INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT.............19
        E.      PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA............19
        F.      WORLD DEBT CRISIS............................................19
        G.      EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION..............19
        H.      ANIMAL RIGHTS................................................19
        I.      PRODUCT INTEGRITY AND MARKETING..............................19
        J.      HUMAN RESOURCES ISSUES.......................................20
        K.      LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL
                CRITERIA.....................................................20

13.     Foreign Proxies......................................................20

14.     Pre-Solicitation Contact.............................................20














PART II.A: NORTH AMERICA GUIDELINES
-----------------------------------

1.   UNCONTESTED DIRECTOR ELECTIONS
     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2.   PROXY CONTESTS
     2a.  ELECTION OF DIRECTORS
     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  REIMBURSE PROXY SOLICITATION EXPENSES
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.


3.   RATIFICATION OF AUDITORS
     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.











4.   PROXY CONTEST DEFENSES
     4a.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4d. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4f. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5.   TENDER OFFER DEFENSES
     5a.  POISON PILLS
     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  GREENMAIL
     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS
     6a.  SEPArATE CHAIRMAN AND CEO POSITIONS
     We will generally vote FOR proposals looking to separate the CEO and Chairman roles.

     6b.  LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6d.  STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, AND (2) the director's legal expenses would be covered.

     6g.  BOARD SIZE
     Vote FOR proposals to limit the size of the board to 15 members.




7.   MISCELLANEOUS GOVERNANCE PROVISIONS
     7a.  INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.

     7b.  CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7c.  EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  DATE/LOCATION OF MEETING
     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  OTHER BUSINESS

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     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8A.  COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8b.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  RESTRUCTURINGS/RECAPITALIZATIONS
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

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     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION
     9a.  STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9f.  EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9g.  OPTION EXPENSING
     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.

     9h.  OPTION REPRICING
     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9i.  STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.  INCORPORATION
     10a. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10b. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10c. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  MERGERS AND CORPORATE RESTRUCTURINGS
     11a. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11d. SPIN-OFFS
     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. CHANGING CORPORATE NAME Vote FOR changing the corporate name.

12.  SOCIAL AND ENVIRONMENTAL ISSUES
     12a. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     12b. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12d. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT

     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12e. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12f. WORLD DEBT CRISIS
     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12g. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. ANIMAL RIGHTS
     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12i. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. HUMAN RESOURCES
     ISSUES Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12k. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13.  FOREIGN PROXIES
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  PRE-SOLICITATION CONTACT
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?
     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
     .    a pending acquisition or sale of a substantial business;
     . financial results that are better or worse than recent trends would lead one to expect;
     .    major management changes;
     .    an increase or decrease in dividends;
     .    calls or redemptions or other purchases of its securities by the company;
     .    a stock split, dividend or other recapitalization; or
     . financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
------------------------------------------------------------
            SOUTH AMERICA PROXY VOTING GUIDELINES
            -------------------------------------












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PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
            ------------------------------------------------
            SOUTH AMERICA GUIDELINES TABLE OF CONTENTS
            ------------------------------------------


1.      Reports & Accounts...................................................23


2.      Dividends............................................................23


3.      Auditors.............................................................23
        a.      Auditor Independence.........................................23
        b.      Auditor Remuneration.........................................23

4.      Boards............................................................23-24
        a.      Chairman & CEO...............................................23

        b.      Board Structure..............................................24
        c.      Board Size...................................................24
        d.      Board Independence...........................................24
        e.      Board Committees.............................................24

5.      Directors ...........................................................25
        a.      Directors' Contracts.........................................25
        b.      Executive Director's Remuneration............................25
        c.      Directors' Liability.........................................25
        d.      Directors over 70............................................25

6.      Non-Executive Directors .............................................26
        a.      Role of Non-Executive Directors..............................26
        b.      Director Independence........................................26
        c.      Non-Executive Director's Remuneration........................26
        d.      Multiple Directorships.......................................26

7.      Issue of Capital..................................................26-27
        a.      Issue of Equity..............................................26
        b.      Issue of Debt.................................................7
        c.      Share Repurchase Programmes..................................27

8.      Mergers/Acquisitions.................................................27

9.      Voting Rights........................................................27

10.     Share Options/Long-Term Incentive Plans (L-TIPs)..................27-28
        a.      Share Options................................................27
        b.      Long-Term Incentive Plans (L-TIPs)...........................28

11.     Others............................................................28-29
        a.      Poison Pills.................................................28
        b.      Composite Resolutions........................................28
        c.      Social/Environmental Issues..................................28
        d.      Charitable Issues............................................29
        e.      Political Issues.............................................29

12.     Shareholder Activism and Company Engagement.......................29-30
        a.      Activism Statement...........................................29
        b.      Activism Policy...........................................29-30

13.     Social Responsible Investment ("SRI")................................31
        a.      SRI Statement................................................31
        b.      SRI Policy...................................................31

Part III.B: Europe, Middle East, Africa, Central America and
            ------------------------------------------------
            South America Guidelines
            ------------------------

1.   REPORTS & ACCOUNTS
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   DIVIDENDS
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS
     3a.  AUDITOR INDEPENDENCE
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have servedtheir capacity with a given company will be taken into account when determining independence.

     3b.  AUDITOR REMUNERATION
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     See Audit Committee.

4.   BOARDS
     4a.  CHAIRMAN & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  BOARD STRUCTURE
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c.  BOARD SIZE
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  BOARD INDEPENDENCE
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e.  BOARD COMMITTEES
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   NOMINATION COMMITTEE -

                There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (ii)  REMUNERATION COMMITTEE -
                Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (iii) AUDIT COMMITTEE

                An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS
     5a. DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b.  EXECUTIVE DIRECTORS' REMUNERATION
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c.  DIRECTORS' LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  DIRECTORS OVER 70
     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   NON-EXECUTIVE DIRECTORS
     6a.  ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non-executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b.  DIRECTOR INDEPENDENCE
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  NON-EXECUTIVE DIRECTOR'S REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  MULTIPLE DIRECTORSHIPS
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   ISSUE OF CAPITAL
     7a.  ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7b.  ISSUE OF DEBT
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7c.  SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
     10a. SHARE OPTIONS
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10b. LONG-TERM INCENTIVE PLANS (L-TIPs)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS
     11a. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. SOCIAL/ENVIRONMENTAL ISSUES

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).

     11d. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
     12a. ACTIVISM STATEMENT
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     .    ensure managers have an explicit strategy on activism
     .    monitor the performance of investee companies
     .    intervene where necessary
     .    evaluate the impact of engagement activity
     .    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12b. ACTIVISM POLICY
          (i)   EXPLICIT STRATEGY -
                A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

                Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (ii)  MONITOR PERFORMANCE -
                At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

          (iii) INTERVENE WHERE NECESSARY -

                As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

                Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

                JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  EVALUATE IMPACT
                Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

                As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.

          (v)   REPORTING
                Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
     13a. SRI STATEMENT
     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. SRI POLICY
     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.
























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PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES
----------------------------------------------

1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.

PART V: JAPAN PROXY VOTING GUIDELINES
-------------------------------------

1.   NUMBER OF DIRECTORS
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   RELEASE OF DIRECTORS FROM LEGAL LIABILITY
     Vote against actions releasing a director from legal liability.

3.   DIRECTOR'S TENURE
     Director's tenure should be less than 1 year.

4.   DIRECTOR'S REMUNERATION
     Remuneration of directors should generally be determined by an independent committee.

5.   AUDIT FEES
     Audit fees must be at an appropriate level.

6.   CAPITAL INCREASE
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   BORROWING OF FUNDS
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   SHARE REPURCHASE PROGRAMS
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   PAYOUT RATIO
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  MERGERS/ACQUISITIONS
     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  STOCK OPTIONS
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  POLITICAL CONTRIBUTIONS
     Do not approve any use of corporate funds for political activities.

13.  ENVIRONMENTAL/SOCIAL ISSUES
     Do not take into account environmental/social issues that do not affect the economic value of the company.














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[LOGO]

PICTET'S PROXY VOTING POLICY

TABLE OF CONTENTS
--------------------------------------------------------------------------------
GLOBAL PROXY VOTING POLICY..............................................4
BOARD SIZE.............................................................17
INTRODUCTION OF MANDATORY AGE OF RETIREMENT............................17
ALTERING BOARD SIZE....................................................17
AUTHORIZED CAPITAL SYSTEM..............................................18
CONDITIONAL CAPITAL SYSTEM.............................................18
STOCK OPTION PLANS.....................................................36
SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN.................37
EXERCISE PRICE.........................................................37
EXERCISE PRICE DISCOUNTS...............................................37
PLAN ADMINISTRATION....................................................37
ELIGIBILITY AND PARTICIPATION..........................................37
PERFORMANCE CRITERIA AND VESTING PROVISIONS............................38
ISSUE TERMS............................................................38
OPTION REPRICING.......................................................38
FINANCIAL ASSISTANCE...................................................38
PLANS FOR INTERNATIONAL EMPLOYEES......................................39
STOCK APPRECIATION RIGHTS..............................................39
PHANTOM STOCK OPTION PLANS.............................................39
SUPER OPTIONS..........................................................39
RESTRICTED STOCK.......................................................39
DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS......39
INCENTIVE PLANS........................................................39
SHARE PURCHASE PLANS...................................................40
ELIGIBILITY............................................................40
LOAN TERMS.............................................................40
GRANTS OUTSIDE OF PLANS................................................40
CORPORATE GOVERNANCE PROPOSALS.........................................44
SOCIAL AND ENVIRONMENTAL PROPOSALS.....................................45
REPORT ON ENVIRONMENTAL POLICIES.......................................45
ADOPTION OF "CERES PRINCIPLES".........................................45
ADOPTION OF "MACBRIDE PRINCIPLES"......................................45
CONTRACT SUPPLIER STANDARDS............................................46
CORPORATE CONDUCT AND HUMAN RIGHTS.....................................46

PICTET PROXY VOTING POLICY STATEMENT AND GUIDELINES
-------------------------------------------------------------------------------


FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS


Pictet General Recommendation & Policy

Vote FOR approval of financial statements and director and auditor reports, unless:

     o there are concerns about the accounts presented or audit procedures used; or

     o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Most companies submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The directors report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The audit report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most audit reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION


Pictet General Recommendation & Policy

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     o there are serious concerns about the accounts presented or the audit procedures used;
     o    the auditors are being changed without explanation; or
     o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


Discussion

Most major companies use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek re-election, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Pictet will vote against the election of a new auditor. If an explanation is otherwise unavailable, Pictet will abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors contributing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, Pictet will oppose the auditor's reappointment.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS


Pictet General Recommendation & Policy

Vote FOR the appointment or re-election of statutory auditors, unless:

     o there are serious concerns about the statutory reports presented or the audit procedures used;
     o questions exist concerning any of the statutory auditors being appointed; or
     o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek re-election. Pictet supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

ALLOCATION OF INCOME


Pictet General Recommendation & Policy

Vote FOR approval of the allocation of income, unless:

     o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Pictet focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Pictet supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Pictet will oppose the proposal. Pictet will also vote against the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS


Pictet General Recommendation & Policy

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


Discussion

Stock dividend alternatives, also referred to in some markets as "scrip" dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. While Pictet is generally supportive of such plans, Pictet opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION


Pictet General Recommendation & Policy

Vote amendments to the articles of association on a CASE-BY-CASE basis.


Discussion

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Pictet carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Pictet classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Pictet is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Pictet bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Pictet supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY YEAR END


Pictet General Recommendation & Policy

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. Pictet opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Pictet opposes the change in year-end in these cases.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP


Pictet General Recommendation & Policy

Vote FOR resolutions to lower the stock ownership disclosure threshold in the interests of providing more disclosure by significant shareholders.

Discussion

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Pictet will support such initiatives as they encourage greater disclosure by the company's largest shareholders. However, Pictet will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an anti-takeover device.

TRANSACT OTHER BUSINESS


Pictet General Recommendation & Policy

Vote AGAINST other business when it appears as a voting item.


Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Pictet cannot approve this request when asked for a vote. While Pictet recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS


Pictet General Recommendation & Policy

Vote FOR management nominees in the election of directors, unless:

     o there are clear concerns about the past performance of the company or the board;
     o    the board fails to meet minimum corporate governance standards;
     o the board takes actions that are not in shareholders' best interests (excessive executive compensation, adopting anti takeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a "lack of duty or care"); or
     o the board has been insensitive to labour interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)


Discussion

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and non-executive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structure, comprising a supervisory board of non-executive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; the supervisory board appoints management board members. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. Company law in France and Spain also permits them.

Depending on the country, shareholders will be asked to either elect directors or supervisory board members at annual meetings. Pictet considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Pictet supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. Pictet opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, Pictet examines board composition, company performance, and any negative views or information on either the company or individual directors. Pictet determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Members of supervisory boards, which represent organized workers' interests, are defined as independent. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

Pictet also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, Pictet makes further inquiries to the company regarding the absences. Pictet will withhold votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Pictet understand the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Pictet supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, Pictet places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR FEES


Pictet General Recommendation & Policy

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.


Discussion

Director fees in most countries are not controversial. Fees for non-executive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Pictet generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Pictet's evaluation is on fees paid to non-executive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to non-executives or to all directors is disclosed.

Retirement benefits for non-executive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional non-executive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

DISCHARGE OF BOARD AND MANAGEMENT


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on the discharge of the board and management:


Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Pictet will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR INDEMNIFICATION


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on proposals that provide director liability for actions on behalf of the company.

ABSTAIN on proposals that provide for director liability where national law dictates that a shareholder who casts a FOR vote forfeits legal rights, such as the right to sue a company.

Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.

Vote AGAINST proposals to indemnify auditors.


Discussion

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Pictet recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Pictet believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Pictet may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Pictet may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Pictet will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Pictet will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Pictet will vote in favour of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Pictet opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE


Pictet General Recommendation & Policy

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

Pictet prefers that all directors stand for re-election every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Pictet supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

Pictet believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.



Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Pictet considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Capital Systems


Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system a company uses is determined by the economic and legal structure of the market in which it operates.


Authorized Capital System

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Pictet reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of pre-emptive rights (see pol.19 and pol.21).


Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without pre-emptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without pre-emptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without pre-emptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Pictet takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

Pictet General Recommendation & Policy

Vote FOR general issuance requests with pre-emptive rights up to 100 percent of issued capital;

Vote FOR general issuance requests without pre-emptive rights up to twenty percent of issue capital; and

Vote FOR specific issuance requests with or without pre-emptive rights up to any amount depending on the purpose for the issuance.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without pre-emptive rights. Pre-emptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes pre-emptive rights and requires shareholder approval for the disapplication of such rights.

Pictet believes that the ability to increase share capital by 100 percent through a rights issue (with pre-emptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without pre-emptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Pictet routinely approves issuance requests without pre-emptive rights for up to twenty percent of a company's outstanding capital.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without pre-emptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Pictet will support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without pre-emptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.


Increases in Authorized Capital


Pictet General Recommendation & Policy

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

       the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Pictet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Pictet believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of pre-emptive rights. Not all countries recognize shareholders' pre-emptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When pre-emptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Pictet will vote against proposals seeking to increase authorized capital to an unlimited number of shares. Pictet does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL


Pictet General Recommendation & Policy

Vote FOR proposals to reduce capital unless the terms are unfavourable to shareholders.


Discussion

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Pictet generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation.

CAPITAL STRUCTURES


Pictet General Recommendation & Policy

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.


Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management--finding the right mix of equity, long-term debt, and short-term financing--can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, and types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defences; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

Pictet supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Pictet opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Pictet reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, Pictet will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Pictet opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

PREFERRED STOCK


Pictet General Recommendation & Policy

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote AGAINST the creation of blank check preferred stock.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


Discussion

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding down of the company. Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Pictet prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Pictet examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company's justification for issuing or authorizing preferred stock. Pictet supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.


BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defence. As such, Pictet does not support the creation of blank check preferred stock.

Pictet also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS


Pictet General Recommendation & Policy

Vote debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote AGAINST an issuance of convertible bonds with pre-emptive rights if the conversion increases the company's share capital by more than 100 percent over the current outstanding capital.

Vote AGAINST an issuance of convertible bonds without pre-emptive rights if the conversion increases the company's share capital by more than 20 percent over the current outstanding capital.


Discussion

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without pre-emptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Pictet examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. Pictet routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company's gearing level is higher than 50 percent, Pictet then factors in other financial statistics, such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. In the case of convertible bonds, Pictet also takes into consideration the total level of dilution that would result at the time of conversion. Pictet's guidelines for capital increases would then be applied.

PLEDGING OF ASSETS FOR DEBT


Pictet General Recommendation & Policy

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.


Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Pictet takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, Pictet will support these requests.

INCREASE IN BORROWING POWERS


Pictet General Recommendation & Policy

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. Pictet believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Pictet's analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Pictet will oppose the request.

SHARE REPURCHASE PLANS


Pictet General Recommendation & Policy

Vote FOR share repurchase plans, unless:

     o clear evidence of past abuse of the authority is available; or o the plan contains no safeguards against selective buybacks.


Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Pictet looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Pictet believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED


Pictet General Recommendation & Policy

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


Discussion

Pictet generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Pictet takes into account the country's legal framework for such reissuance and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE


Pictet General Recommendation & Policy

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves--transferring them into the share capital account--usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS


Pictet General Recommendation & Policy

Vote reorganizations and restructurings on a CASE-BY-CASE basis.


Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Pictet usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Pictet's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Pictet first determines the company's degree of distress by determining whether or not the company still has a positive net asset value--that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Pictet seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS


Pictet General Recommendation & Policy

Vote FOR mergers and acquisitions, unless:

     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     o the company's structure following the acquisition or merger does not reflect good corporate governance; or

     o    there is a high degree of job loss with no reasonable explanation; or

     o    there is a significant reduction in basic labour standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Pictet focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the long-term shareholder interests as opposed to short-term gains that devalue assets and have a negative impact on workers and communities. Pictet will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess the impact of the proposed merger on the affected workforce and community. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labour standards. Pictet will not support mergers that diminish basic labour standards. The resulting entity should comply with applicable laws and principles protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Pictet examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Pictet also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a case-by-case basis. For publicly traded entities or assets, Pictet looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Pictet examines whether or not the merger makes commercial or strategic sense for the company. Pictet also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Pictet will either abstain on or vote against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Pictet will vote against it.

REINCORPORATION PROPOSALS


Pictet General Recommendation & Policy

Vote reincorporation proposals on a CASE-BY-CASE basis.


Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, Pictet first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Pictet believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Pictet will vote against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Pictet also considers the reincorporation's impact on the employment environment. We do not support reincorporations to new jurisdictions that diminish basic labour rights and standards.

EXPANSION OF BUSINESS ACTIVITIES


Pictet General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Pictet withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Pictet would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Pictet will not support the proposal. Furthermore, if the company does not adhere to basic labour principles or codes of conduct in the expansion of its business, then Pictet will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labour rights. Pictet believes that these policies and practices affect long-term corporate performance and increase shareholder value.

RELATED PARTY TRANSACTIONS


Pictet General Recommendation & Policy

Vote related party transactions on a CASE-BY-CASE basis.

ABSTAIN from voting when details of a particular arrangement are not available.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Pictet looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavourable terms, Pictet will support the proposal. However, in many countries, detailed information related-party transactions are not available. In some cases, no information is available. When sufficient information is not available, Pictet will ABSTAIN from voting on a particular issue.

COMPENSATION PLANS


Pictet General Recommendation & Policy

Vote compensation plans on a CASE-BY-CASE basis.


Discussion

Disclosure on compensation in most countries is often not extensive. However, compensation plans are becoming more common on meeting agendas of companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, Pictet supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. Pictet employs a complex methodology for evaluating compensation proposals in the United States, but this is only possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, and therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, Pictet uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

Pictet reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Pictet examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares Pictet approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Pictet prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.

Exercise Price

Pictet prefers that options be priced at 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Exercise Price Discounts

Pictet strongly opposes grants of discounted options to both executive and non-executive directors. In the absence of vesting periods or performance criteria (see below), discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Pictet approves of discounts up to 15 percent, but only for grants that are a part of a broad-based employee plan, including all non-executive employees.

Plan Administration

Pictet opposes allowing the administering committee to grant options to itself due to the potential for "back scratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow non-executive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Pictet approves of separate non-executive director option plans with independent administration.

Eligibility and Participation

Pictet prefers separate plans for employees, directors, and non-executive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives' incentive to stay with the firm. However, if a plan meets all other aspects of Pictet's guidelines, these two criteria are not mandatory.


OTHER FEATURES SPECIFIC TO OPTION PLANS

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board's discretion. Pictet opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.


Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in Pictet's analysis of the plan.

Plans for International Employees

Many companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Pictet applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Pictet reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Pictet prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Super Options

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. super options, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.

Restricted Stock

Restricted stock is specifically designated stock offered at a discount to executives. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Pictet expects strict limits on the amount of shares that may be issued in this form.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Pictet believes that any economic benefit derived from option plans should occur at the time of exercise.

Incentive Plans

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Share Purchase Plans

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paycheques, gathered and held for safekeeping by a trust or a bank and used every month or year to purchase company stock.

Pictet will approve many of these plans because they encourage wide share ownership in the company among employees. Pictet generally approves broad-based, employee-directed share purchase plans with discounts up to 15 percent. Dilution, eligibility, and administration are the key factors in determining Pictet's recommendation.


OTHER FEATURES SPECIFIC TO SHARE PURCHASE PLANS

Eligibility

While eligibility under share purchase plans is evaluated similarly to stock option plans, Pictet affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against a share purchase plan, but they are taken into consideration in Pictet's analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Pictet prefers that companies make such grants in the context of an established plan.

Pictet's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS


Pictet General Recommendation & Policy

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


Discussion

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank cheque preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Pictet opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Pictet approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Pictet supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatised companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Pictet recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However, we note that many Canadian companies have adopted new shareholder rights plans in the past year that have been designed to address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Pictet guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Pictet also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a three-year sunset provision or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Pictet guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Pictet determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for Pictet approval, a shareholder rights plan must satisfy ALL of the following conditions:

     o Permitted bid clause structure: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a "toehold provision" that would any person who already controls a specified percentage of shares from making a permitted bid;
     o Amendments: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;
     o Exchange option: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;
     o Definition of Fair Market Value: the board must not have the discretion to interpret the fair market value of the company's shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;
     o Affiliates and Associates: the board's discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;
     o Mandatory Waiver: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favour of any subsequent bids, preventing the board from favouring one bid over another regardless of shareholder interests.


Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defence among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, members of the supervisory board, company-friendly trusts or foundations, or other friendly parties hold priority shares. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Pictet will vote against the introduction of depositary receipts and priority shares.

SHAREHOLDER PROPOSALS


Pictet General Recommendation & Policy

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


Discussion

Shareholder proposals are quite common in the United States, but they are less common elsewhere. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals--shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labour issues. The number of shareholder proposals is also on the rise in Canada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

Pictet's position on the issues covered in many of these proposals has already been discussed. Generally, Pictet will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries Pictet represents. Pictet's clients, not Pictet, choose the companies in which they invest and, ultimately, Pictet's responsibility is to protect their economic interests. This does not mean, though, that Pictet must take a short-term approach when evaluating these proposals. Rather, Pictet will vote consistent with the economic best interests of the participants and beneficiaries.

In general, Pictet supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Pictet will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honour the request.

Pictet reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in non-strategic areas and at minimal costs, Pictet supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Pictet will oppose the proposal.

Social and Environmental Proposals

The voting fiduciary should support social and environmental proposals if they either contribute to the long-term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some international companies could pursue a race to the bottom strategy that could ultimately undermine environmental, and economic conditions.

Report on Environmental Policies

These resolutions request the company to disclose its environmental practices. For example, Pictet will generally support proposals calling for a report on hazardous waste policies.


Adoption of "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Pictet will generally support these proposals for it improves the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.


Adoption of "MacBride Principles"

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Pictet will support such proposals as an appropriate obligation for the company to undertake.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding non-discrimination, affirmative action, work place safety and health and other basic labour protections. Pictet will generally support proposals that:

     o seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

     o request a report summarizing the company's current practices for enforcement of its Code of Conduct.

     o establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

     o create incentives to encourage suppliers to raise standards rather than terminate contracts.

     o implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

     o request public disclosure of contract supplier reviews on a regular basis.



Corporate Conduct and Human Rights

Pictet will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labour; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

                       Financial Management Advisors, LLC
                              Proxy Voting Policies



The proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses. In addition, these guidelines address broader issues of corporate citizenship that can have an impact on corporate performance and important stakeholder interests, including:

o corporate policies that affect the environment

o corporate policies that affect local economic development and stability;

o corporate responsibility to employees and communities; and workplace safety and health issues.

All votes will be reviewed on a company-by-company basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and subject to a rigorous analysis of the economic impact an issue may have on the long-term shareholder value. In other words, proxy-voting guidelines are just those guidelines. When company specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

I.      THE BOARD OF DIRECTORS
Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):

The accepted governance paradigm is simple: management is accountable to the board, and the board is accountable to shareholders. In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself.

FMA holds directors to a high standard when voting on their election, qualifications, and compensation. FMA will evaluate directors fairly, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Generally, the election of directors is uncontested. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.


A.      Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis; votes on the entire board of directors will examine the following factors:

o poor long-term corporate performance record relative to its peer index;

o lack of majority of independent directors on the full board and key board committees including audit committees, nominating committees and compensation committees;

o diversity of board;

o executive compensation: including excessive compensation and history of repricing underwater stock options (e.g. adjusting the stock price for executives above the strike price);

o no action taken by the board in response to shareholder proposals that received a majority of the votes.

Votes on individual directors will examine the following factors:

o nominee's attendance at meetings of less than 75 percent without valid reason;

o lack of independence on key board committees (audit, nominating and compensation committees);

o directors serving on an excessive number of other boards;

o Chapter 7 bankruptcy, SEC violations, and criminal offense;

o interlocking directorships; and

o performance of individual directors related to executive compensation

B.      Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed arid demonstrated commitment to the interests of all shareholders and stakeholders (e.g. employees, customers, and communities in which a company resides).

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;

o management's track record;

o background to the proxy contest;

o qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

o stock ownership positions of individual directors; and

o impact on stakeholders.

C.      Chairman and CEO is the Same Person

One of the principal functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally, we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

D.      Majority of Independent Directors

FMA believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, FMA will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including:
o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

E.      Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. As a general rule, directors should own some stock in the company in order to ensure alignment of interests. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.

Generally, FMA would:

o vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.      Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; for example, each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.      Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. Here again, we prefer to look at directors as individuals rather than impose a strict rule.

Generally, FMA would:

o vote against shareholder proposals to limit the tenure of outside directors only.

H.      Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder are permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting anyone controlling 51 percent of shares would control the election of all 10 directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

FMA would:

o vote against proposals to eliminate cumulative voting.

o vote for proposals to permit cumulative voting.

I.      Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While FMA recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, FMA believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but

FMA may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Generally, FMA would:

o vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

J.      Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Generally, FMA would:

o vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if the director's legal expenses would be covered.

II.     PROXY CONTEST DEFENSES

A.      Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip out pill) at a price far out of line with the fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

FMA would:

o vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

o review on a case-by-case basis management proposals to ratify a poison pill.

B.      Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

FMA would:

o vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

C.      Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o vote for proposals that permit shareholders to elect directors to fill board vacancies.

D.      Shareholder Ability to Alter the Size of the Board

Proposals, which would allow management to increase or decrease the size of the board at its own discretion, are often used by companies as a takeover defense. FMA supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy contest from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

FMA would:

o vote for proposals that seek to fix the size of the board.

o vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.    AUDITORS

Ratifying Auditors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o vote for proposals that permit shareholders to elect directors to fill board vacancies.

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IV.     ACQUISITIONS AND MERGERS

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o anticipated financial and operating benefits;

o offer price (cost vs. premium);

o prospects of the combined companies;

o how the deal was negotiated; and

o changes in corporate governance and their impact on shareholder rights.

o impact on community stakeholders and workforce.

A.      Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devices, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

FMA would:

o vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

B.      Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.      Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

FMA would:

o vote for proposals to restore, or provide shareholders with, rights of appraisal.

D.      Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.      Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.      Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.      Changing Corporate Name
FMA would vote for changing the corporate name if proposed or supported by management.

V.      SHAREHOLDER RIGHTS

A.      Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

FMA would:

o vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o vote for management proposals to adopt confidential voting.

B.      Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to call special meetings.

o vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

o vote for proposals to allow or make easier shareholder action by written consent.

D.      Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

E.      Unequal Voting Rights

Incumbent managers use unequal voting rights assigned to them of their common shares to make those rights superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. This practice is what is known as a dual class voting structure. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

FMA would:

o vote against dual class exchange offers.

o vote against dual class recapitalizations.

F.      Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to amend new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to affect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

o vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

o vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.      Reimburse Proxy Solicitation Expenses

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

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

VI.     CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues, including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock or debt.

A.      Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

FMA supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, FMA will support increases in authorized common stock to fund stock splits that are in shareholders' interests. FMA will evaluate on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. FMA will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

Generally, FMA would:

o review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

o vote against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

B.      Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity. We will review management proposals to implement a reverse stock split on a case-by-case basis.

Generally, FMA would:

o vote to support a reverse stock split if management provides a reasonable justification for the split.

C.      Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

Generally FMA would:

o vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o review on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.      Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

FMA would:

o vote for management proposals to reduce the par value of common stock.

E.      Preemptive Rights

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

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Generally, FMA would:

o review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

F.      Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o dilution - how much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o change in control - will the transaction result in a change in control of the company?

o bankruptcy - is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, FMA would:

o vote to approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

VII.    EXECUTIVE AND DIRECTOR COMPENSATION

A.      Stock option plans

FMA supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. FMA supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company and shareholders prosper. Many plans sponsored by management provide "goals" so easily met that executives will realize unreasonable gains not comparable with true shareholder value. FMA will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

FMA will consider whether the proposed plan is being offered at fair market value, or at a discount; excessively dilutes the earnings per share of the outstanding shares; and gives management the ability to replace or re-price "underwater" options, which is not available to any other shareholders. Re-pricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when market price of the common stock is below the current option contract price. Options can also be re-priced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. FMA will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we vote on a case-by-case basis on executive and director compensation plans. When evaluating executive and director compensation we will review the following factors:

o potential voting power dilution of 10 percent of shares outstanding;

o awards must be granted at 100 percent of fair market value on the date of grant;

o repricing underwater stock options and the company's history of repricing;

B.      OBRA Related Compensation Proposals

Section 162(m) of Omnibus Budget Reconciliation Act (OBRA) limits the tax deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

The FMA would:

o vote for plans that simply amend shareholder approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA

o vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA

Generally, FMA would:

o evaluate on a case-by-case basis a vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

o vote against cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

o vote against plans that are deemed to be excessive because they are not justified by performance measures.

C.      Shareholder Proposals to Limit Executive and Director Pay

Shareholder proposals to limit executive and director pay need to be evaluated on a case-by-case basis.

Generally, FMA would:

o vote for shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

o vote for shareholder proposals that seek to eliminate outside directors' retirement benefits.

o vote for shareholder proposals that seek to provide for indexed and/or premium priced options.

o review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

D.      Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

FMA would:

o vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, FMA would:

o vote against all proposals to ratify golden parachutes; vote on tin parachutes in a case by case basis

E.      Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

VIII. STATE OF INCORPORATION

A.      Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash out statutes, freeze-out 19 provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

B.      Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX.     SOCIAL AND ENVIRONMENTAL ISSUES

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value.

In most cases we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns.

In determining our vote on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. We will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.


A.      Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

FMA would:

o vote to support special committees when they appear to offer a potentially effective method for enhancing shareholder value.

B.      Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

Generally, FMA would:

o vote to support reports on foreign military sales and economic conversion of facilities.

o Generally vote against proposals asking a company to develop specific military contracting criteria.

C.      Equal Employment Opportunity and other work place practice

Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can effect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

FMA would:

o vote for proposals calling for action on equal employment opportunity and anti-discrimination.

o vote for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that effect long-term corporate performance.

o vote for nondiscrimination in salary, wages and all benefits

D.      Tobacco

FMA'S votes on tobacco related shareholder resolutions would be based on the financial impact of such resolutions on the fund. Shareholder resolutions fall into a number of categories: 1) companies doing business with tobacco related companies are asked to change or end these relationships; 2) media and tobacco companies to change their marketing practices; and 3) companies asked to change their structure to minimize the impact of tobacco operations.

Generally, FMA would:

o view spin-off of tobacco related businesses on a case-by-case basis and analysis as any other corporate restructuring.

FMA would:

o vote to support increased disclosure with tobacco-related issues.

E.      Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce pay-outs to long term employees who are currently vested in plans.

Cash balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash balance plans are the substantial savings that companies generate in the process. Critics point out that this saving is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

FMA would:

o vote to support non-discrimination in retirement benefits.

F.      "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. FMA supports proposals that improve the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

FMA would:

o vote for the adoption of the CERES Principles.

o vote for adoption of reports to shareholders on environmental issues.


G.      "MacBride Principles"

These resolutions call for the implementation of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems. Many companies believe that the Act adequately addresses the problems and that further action, including implementation of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to implement the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

FMA would:

o vote to support the MacBride Principles for operations in Northern Ireland that requests companies to abide by equal employment opportunity policies.

H.      Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections.

Generally, FMA would:

o vote to support proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o vote to support proposals that would request a report summarizing the company's current practices for enforcement of its Code of Conduct.

o vote to support proposals that would establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

o vote to support proposals that would create incentives to encourage suppliers to raise standards rather than terminate contracts.

o vote to support proposals that would implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o vote to support proposals that would request public disclosure of contract supplier reviews on a regular basis.

o vote to support proposals that would adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

I.      Corporate Conduct and Human Rights

FMA will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

Generally, FMA would:

o vote for proposals that support Principles or Codes of Conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China)

                            CYPRESS ASSET MANAGEMENT
                        IA POLICIES AND PROCEDURES MANUAL
                              10/4/2004 TO CURRENT

================================================================================
                                  PROXY VOTING
POLICY
------
Cypress Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
BACKGROUND
----------
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
RESPONSIBILITY
--------------
Xavier Urpi has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
PROCEDURE
---------
Cypress Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
VOTING PROCEDURES

     o All employees will forward any proxy materials received on behalf of clients to Xavier Urpi;

     o Xavier Urpi will determine which client accounts hold the security to which the proxy relates;

     o Absent material conflicts, Xavier Urpi will determine how Cypress Asset Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
DISCLOSURE

     o Cypress Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cypress Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

     o Xavier Urpi will also send a copy of this summary to all existing clients who have previously received Cypress Asset Management's Disclosure Document; or Xavier Urpi may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.
CLIENT REQUESTS FOR INFORMATION

     o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Xavier Urpi.

     o In response to any request Xavier Urpi will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cypress Asset Management voted the client's proxy with respect to each proposal about which client inquired.
VOTING GUIDELINES
     o In the absence of specific voting guidelines from the client, Cypress Asset Management will vote proxies in the best interests of each particular client. Cypress Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cypress Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

     o Cypress Asset Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

     o Cypress Asset Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

     o In reviewing proposals, Cypress Asset Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.


CONFLICTS OF INTEREST

     o Cypress Asset Management will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cypress Asset Management with the issuer of each security to determine if Cypress Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, Xavier Urpi will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o Cypress Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Xavier Urpi shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

     o    These policies and procedures and any amendments;

     o    Each proxy statement that Cypress Asset Management receives;

     o    A record of each vote that Cypress Asset Management casts;

     o Any document Cypress Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

     o A copy of each written request from a client for information on how Cypress Asset Management voted such client's proxies, and a copy of any written response.

                             ACCESSOR(R)FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com
                 ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 30, 2005
                        as supplemented November 7, 2005

ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company. Accessor Funds currently consists of ten investment portfolios (collectively, the "Underlying Funds"), and six funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Limited Duration U.S. Government Fund (the "Fund"). The investment Portfolios are commonly known as mutual funds. Each of the Underlying Funds and the Accessor Allocation Funds are diversified, which means that with respect to 75% of its total assets, each Underlying Fund and each Accessor Allocation Fund will not invest more than 5% of its assets in the securities of any one issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than in the case of securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Fund is offered through a separate prospectus dated April 30, 2005 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report, call 1-800-759-3504 or visit our website at www.accessor.com.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                          2
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                              2
MANAGEMENT OF THE FUND                                                  17
CODE OF ETHICS                                                          22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                     22
INVESTMENT ADVISORY AND OTHER SERVICES                                  22
VALUATION                                                               29
FUND TRANSACTION POLICIES                                               30
PERFORMANCE INFORMATION                                                 32
TAX INFORMATION                                                         34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
FINANCIAL STATEMENTS                                                    39
PROXY VOTING POLICIES AND PROCEDURES                                    39
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                               A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                      B-1



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


GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue sixteen billion shares of common stock, $.001 par value per share, and is currently divided into sixteen Funds. The Fund offers one class of shares. The Accessor Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in the Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for the Fund share you own at shareholder meetings.

Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of the Fund, pursuant to Management Agreements with the Fund. Accessor Capital is also the Fund's transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

Under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). The Fund has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy to so invest its assets. The Fund's investment objective is a fundamental policy, which means that they cannot be changed without the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities, including Government Sponsored Entities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and to the extent permitted under the 1940 Act.

* 4. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act.

* 5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular the Fund may purchase mortgaged-backed securities.

6. Invest in commodities, except that the Fund may purchase and sell futures contract, including those relating to indices, and options on futures contracts or indices.

7. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following is the Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.

1. The Fund intends to limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

2. The Fund does not currently intend to sell securities short or make short sales against-the-box.

3. The Fund does not currently intend to purchase securities on margin or purchase futures or options, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contract shall not constitute purchasing securities on margin.

4. The Fund does not currently intend to enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of its net assets would be so invested. The Fund intends to limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

5. The Fund does not currently intend to purchase any investment having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examinations Council ("FFIEC").

6. The Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and the Fund intends to limit its investments to those permissible for federal savings associations, national banks and federal credit unions under current applicable regulations.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. The Fund does not currently intend to pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

9. The Fund does not currently to invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

10. The Fund does not currently intend to make investments for the purpose of exercising control of management.

11. The Fund may not purchase warrants. Warrants attached to other securities are not subject to this limitation. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

12. The Fund does not currently intend to enter into reverse repurchase agreements and dollar rolls, that together with its other borrowings exceeds 5% of its net assets.

13. The Fund does not currently intend to invest in publicly traded real estate investment trusts ("REITs").

14. The Fund does not currently intend to invest in privately-issued STRIPS.

15. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of the Fund's net assets will be comprised of cash or cash equivalents, as discussed below. The Fund may invest up to 20% of its net assets in:

 (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper guaranteed or supported by a letter of credit issued by a bank, that meets the requirements set forth in paragraph (i) above, maturing in 13 months or less, and of "eligible quality" as described below.

(iii) Letters of credit or lines of credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter. If the letter of credit or line of credit is issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If issued or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or the highest long-term rating categories (e.g., AAA/Aaa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. Government securities are generally considered to have the highest rating. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other obligations for investment by the Fund, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders.

The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

16. The Fund does not currently intend to invest in fixed-income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Accessor Capital or the Money Manager to be of a lesser credit quality than AAA or having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. Generally, Government securities are unrated but considered to be of the highest quality. These ratings are modified with a plus (+) or minus (-) sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

Accessor Capital monitors the credit quality of securities purchased for the Fund and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting obligations for investment by the Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund may invest, strategies the Fund may employ and a summary of related risks.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described below in "Risks of Investing in Asset-Backed and Mortgage-Related Securities" or in a pay-through structure similar to the collateralized mortgage structure.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by used by the Money Manager of the Fund in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Fund seeks to have a dollar-weighted average portfolio duration of between one and five years.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed

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

percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put

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

under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS.  The Fund may invest up to 20% of its net assets in:

(i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities

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

from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose the Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Fund's Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

The Fund may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund will generally only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage

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

Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

The Fund may also invest in Whole Loan CMO's. A Whole Loan CMO is a mortgage-backed security (MBS) whose underlying mortgage loans do not conform to GNMA, FNMA, and FHLMC pooling requirements. Typically, the underlying mortgage loans are larger than GNMA's, FNMA's and FHLMC's maximum conforming loan size. Thus the loans are pooled by a private entity that in turn issues an MBS. Generally, the private entities employ some type of credit enhancement(s) to assure investors of the timely receipt of their principal and interest payments.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

REGULATION 703 - limits federally chartered credit unions to invest only in permissible instruments, including corporate CDs, U.S. Treasuries, U.S. Government Agencies, Conforming CMOs and mortgage backed securities, bank and saving and loan CDs, select mutual funds and money market fund, based on four characteristics: liquidity, transparency, yield and complexity.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Fund's custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks
- Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund is

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

compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RISK-BASED WEIGHTINGS. The Federal Financial Institutions Examination Council ("FFIEC") is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. Under normal circumstances, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC, as may be amended from time to time.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund is likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities


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

may expose the Fund to a lower rate of return upon reinvestment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain mortgage or asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Fund may fall below two years, or rise to as high as fifteen years. In such event, the Fund will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Fund's average dollar weighted portfolio duration is increased, the Fund is subject to greater risk, since at higher durations the Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations the Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money

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

Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Fund to its designated average dollar weighted portfolio duration.

U.S. GOVERNMENT SECURITIES. Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government national Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate

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demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year, subject to the requirements of the FFIEC 20% risk based capital or better. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, the Fund sends semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

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The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Board of Directors has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

The Fund has no policies or agreements currently in place for the disclosure of the Fund's portfolio holdings to any person or entity for compensation.

The Funds do have on-going arrangements with certain specified persons or entities for the disclosure of the Funds' portfolio holdings. The Funds provide top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Funds provide monthly portfolio holdings to reporting services such as Morningstar. The Funds' Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of each Fund. The independent registered public accounting firm receives the Funds portfolio holdings on at least a quarterly basis. The Funds do not have any on-going arrangements to provide portfolio holdings with any other persons.

The Board of Directors has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                        MANAGEMENT OF THE ACCESSOR FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                   NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS

J. Anthony Whatley, III(1,2)  Director, President    All Positions     Director and President,     15          None
Age 62                        & Principal            Held Since        Accessor Capital
1420 Fifth Avenue             Executive Officer      1991              Corporation, since
Seattle, WA 98101                                                      August 2000; Executive
                                                                       Director Accessor
                                                                       Capital Management LP
                                                                       since April 1991.
NONINTERESTED DIRECTORS
George G. Cobean, III         Director               Director Since    Director, Vice President,   15          Director, Action
Age 66                                               1991              Martinson, Cobean &                     Auto Glass of
1420 Fifth Avenue                                                      Associates,                             Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                  Director, Tigre
                                                                       accountants) since 1973.                Tierra
                                                                                                               Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      15                  None
Age 64                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of law)
Seattle, WA 98101                                                      since 1970.

Each Director is elected for an indefinite term, until his successor is elected.


==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in Accessor Capital

(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                      PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                      DURING PAST FIVE YEARS

Ravindra A. Deo             Senior Vice                Officer Since 1992         Director and Secretary, Accessor
Age 42                      President, Treasurer                                  Capital Corporation, since August
1420 Fifth Avenue           & Principal Financial/                                2000; Vice President and Chief
Seattle, WA 98101           Accounting Officer                                    Investment Officer, Accessor Capital
                                                                                  Management LP since January 1992.

Linda V. Whatley(2)         Senior Vice President      Officer Since 1991         Vice President, Accessor Capital
Age 46                      & Assistant Secretary                                 Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995         Director and Treasurer, Accessor
Age 60                                                                            Capital Corporation, since August
1420 Fifth Avenue                                                                 2000; Director of Sales and  Client
Seattle, WA 98101                                                                 Service, Accessor Capital Management
                                                                                  LP since October 1993

Christine J. Stansbery      Senior Vice                Officer Since 1995         Chief Compliance Officer since
Age 53                      President, Secretary &                                October 2004; Vice President,
1420 Fifth Avenue           Chief Compliance Officer                              Accessor Capital Corporation, since
Seattle, WA 98101                                                                 April 2001; Assistant Vice President -
                                                                                  Compliance since January 1997,
                                                                                  Regulatory Manager from March through
                                                                                  December 1996, Accessor Capital
                                                                                  Management LP.

Darin K. Dubendorf          Vice President             Officer Since 2002         Regional Director, Accessor Capital
Age 38                                                                            Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101

========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                      PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                      DURING PAST FIVE YEARS

R. Michael Daley            Vice President             Officer Since 2002         Regional Director, Accessor Capital
Age 29                                                                            Management LP since October 1998.
1420 Fifth Avenue
Seattle, WA 98101


Deborah Jean Bryan          Vice President             Officer since 2003         Director of Operations and
Age 37                                                                            Information Technology since June
1420 Fifth Avenue                                                                 2003, Director of Operations since
Seattle, WA  98101                                                                November 1998, Accessor Capital
                                                                                  Management since July 1997.



Justin Hudson Roberge       Assistant Treasurer        Officer since 2004         Jr. Investment Analyst, Accessor
Age 28                                                                            Capital Management, since June
1420 Fifth Avenue                                                                 2004; Operations Associate,
Seattle, WA 98101                                                                 Accessor Capital Management, since
                                                                                  April 2002; Registered Representative,
                                                                                  Diversified Financial Concepts, since
                                                                                  September 2001; Operations Associate,
                                                                                  Harris Investor Line, since March 2000;
                                                                                  Full-time student, University of
                                                                                  Washington, September 1995-December 1999.

ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Non-interested Directors"). The Audit Committee considers matters relating to the scope and results of Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Fund, and generally meets quarterly prior to the regular Board of Directors meeting. In addition, representatives from the Fund's independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee, separately when appropriate. The Audit Committee met 5 times during the fiscal year ended December 31, 2004.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and in all Accessor Funds overseen by the Director as of December 31, 2004.

NAME OF DIRECTOR                         DOLLAR RANGE OWNED OF FUND                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES OWNED IN ALL REGISTERED
                                                                                    ACCESSOR FUNDS OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

J. Anthony Whatley III                   Aggressive Growth Allocation Fund          Over $100,000
                                         Over $100,000
                                         Income & Growth Allocation Fund
                                         Over $100,000
                                         Income Allocation Fund
                                         Over $100,000

NONINTERESTED DIRECTORS

George G. Cobean III                     Growth Fund                                $10,001 - $50,000
                                         $10,001 - $50,000
Geoffrey C. Cross                        Growth Fund                                Over $100,000
                                         $50,001 - $100,000
                                         Small to Mid Cap Fund
                                         Over $100,000

DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2004, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR TRANSACTIONS. During the past two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

DIRECTOR RELATIONSHIPS. During the past two years ended December 31, 2004, no Noninterested Director (or their immediate family members) had any direct or indirect relationship with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, the Distributor, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital, the Distributor, or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager; or (v) an officer of any of the above.

OFFICER INTERRELATED BOARD SERVICE. During the past two years ended December 31, 2004, no officer of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager served on the board of directors of a company where a Noninterested Director of Accessor Funds (or any of their immediate family members) served as an officer.

COMPENSATION TABLE

The Board met once during the fiscal year ended December 31, 2004 in connection with the Fund. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:

-------------------------------------------------------------------------------------------------------------------------
                                                    PENSION OR RETIREMENT
                             AGGREGATE              BENEFITS ACCRUED AS       ESTIMATED ANNUAL      TOTAL COMPENSATION
                             COMPENSATION FROM      PART OF THE FUNDS         BENEFITS UPON         FROM ACCESSOR FUNDS
NAME                         ACCESSOR FUNDS         EXPENSES                  RETIREMENT            PAID TO DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
J. Anthony Whatley III       None                   None                      None                  None
-------------------------------------------------------------------------------------------------------------------------
NONINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
George G. Cobean III         $18,000                None                      None                  $18,000
-------------------------------------------------------------------------------------------------------------------------
Geoffrey C. Cross            $18,000                None                      None                  $18,000
-------------------------------------------------------------------------------------------------------------------------

Noninterested Directors of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

CODE OF ETHICS

Accessor Funds, on behalf of the Fund, Accessor Capital and the Distributor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act that establishes standards by which certain covered persons of Accessor Funds, Accessor Capital and the Distributor, respectively, must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2005, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.

GreatBanc Trust Company                              95.51%
2430 W. Indian Trail, Suite 201
Aurora, IL 60506


As of April 15, 2005, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

Manager, Administrator, Transfer Agent, Accessor Capital Management LP

Registrar and Dividend Disbursing Agent

Custodian                            Fifth Third Bank

Fund Accounting Agent                ALPS Mutual Funds Services

Money Manager                        Pennant Management, Inc.

Distributor                          ALPS Distributors, Inc.


Legal Counsel                        Kirkpatrick & Lockhart Nicholson Graham LLP

MANAGER, ADMINISTRATOR, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager and administrator of the Fund, pursuant to a Management Agreement with the Underlying Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Under the

Management Agreement, Accessor Capital provides the Fund with office space and equipment, and the personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the Money Manager, Fifth Third Bank that serves as the Custodian, ALPS Mutual Funds Services that serves as the Fund Accounting Agent, and ALPS Distributors, Inc. that serves as Distributor. Accessor Capital also develops the investment program for the Fund, selects Money Manager (subject to approval by the Board of Directors), monitors the Money Manager's investment programs and results, and may exercise investment discretion over the Fund and assets invested in the Fund's liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was amended to include the Limited Duration U.S. Government Fund on February 12, 2004. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on February 25, 2005.

BOARD APPROVAL OF MANAGEMENT AGREEMENT. When considering the approval of the amendment to the Management Agreement with the Underlying Funds to add the Fund, the Board reviewed reports prepared by and data provided by Accessor Capital and materials provided by Fund counsel. The principal factors considered by the Board are Accessor Capital's: (1) Selection, monitoring and, when necessary, proposing changes in the Money Manager, as evidenced principally by the investment performance of Fund relative to its benchmark index and to other mutual funds of comparable size with similar objectives over the last 1, 3, and 5 year periods and for the life of the Fund. (2) Fees as a percentage of Fund's assets, as compared to fees paid to other investment managers by mutual funds of comparable size; and other compensation, principally transfer agency fees, paid by the Fund. (3) Cost-effective management of the Fund, as evidenced principally by the Fund's expense ratios as compared to mutual funds with similar objectives and of similar size in mutual fund families of similar size. (4) Structuring and negotiation of the Money Manager fees,. (5) Initiation of new or revised portfolio investment practices and investor services and programs, and commitment of its resources, including some of its profits, to do so. (6) Day to day management and administration of the Fund's operations, including regulatory compliance, oversight of the Money Manager brokerage commission and portfolio trading practices.

ACCESSOR CAPITAL'S FEES. The Fund pays Accessor Capital as manager and administrator of the Fund, pursuant to the Management Agreement between Accessor Capital and Accessor Funds a fee equal on an annual basis to 0.12% of the Fund's average daily net assets.

For the period ended December 31, 2004, Accessor Capital received $30,955 in management fees.

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and the Fund. Sub-transfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the period ended December 31, 2004, Accessor Capital received $22,406 pursuant to the Transfer Agent Agreement.

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

The general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Ravindra A. Deo, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

CUSTODIAN

The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. Fifth Third is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").

FUND ACCOUNTING AGENT

ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS") provides basic recordkeeping required by the Fund for regulatory and financial reporting purposes. ALPS is paid by the Fund an annual fee plus specified transactions costs for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver Colorado 80202 ("Distributor") serves as distributor for the Fund, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of ALPS, the Fund Accounting Agent for the Fund. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Kirkpatrick & Lockhart Nicholson Graham LLP, 75 State Street, Boston, Massachusetts 02109 serves as the Fund's legal counsel.

MONEY MANAGER

The Money Manager is selected by Accessor Capital and has no affiliation with or relationship to the Fund or Accessor Capital other than as discretionary manager for the Fund's assets. In addition, the Money Manager and its affiliates may effect brokerage transactions for the Fund. See "Fund Transaction Policies--Brokerage Allocations." Accessor Capital The Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of the Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. The table below sets forth the effective date and Board and shareholder approval dates for the current Money Management Agreements for the Fund.

                                                      Current Money
                                                      Manager Agreement     Most Recent       Shareholder Approval
                            Current Money Manager     Effective Date        Board Approval    Date
Fund                                                                        Date
-------------------------------------------------------------------------------------------------------------------
Limited Duration U.S.       Pennant Management        May 26, 2004          February 12,      July 6, 2004
Government Fund                                                             2004


-------------------------------------------------------------------------------------------------------------------

*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to enter into an agreement or to change the Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where the Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

The Fund's Money Manager is Pennant Management, Inc., ("Pennant Management") a Wisconsin corporation that is a registered investment advisor under the Investment Advisors Act of 1940, as amended. Pennant Management is owned by U.S. Fiduciary Services, Inc., a Illinois corporation. U.S. Fiduciary Services is owned as follows:


                                             Percentage
  Name                                       of Ownership        Affiliation
  ------------------------------------------------------------------------------

  Roger L. Weston                              43.99%            Director U.S. Fiduciary Services and Pennant
  Michael Welgat                               12.17%            President & CEO, GreatBanc and Exec VP of Pennant and
                                                                 President U.S. Fiduciary Services
  Mark A. Elste                                12.17%            President & CEO, Pennant and Exec VP of GreatBanc and
                                                                 Executive Vice President U.S. Fiduciary
  John P. Culhane                              6.31%             Senior Vice President, GreatBanc and Pennant
  Marilyn H. Marchetti                         4.63%             Director and Senior Vice President, GreatBanc
  Richard F. Swenson                           4.50%             Director, U.S. Fiduciary Services
  Todd C. Johnson and Heather M. Johnson       3.34%             Todd Johnson,  Director U.S. Fiduciary Services and Pennant
  Jay B. Kaun                                  2.73%             Senior Vice President,  GreatBanc and Pennant
  Arnold E. Bruns                              2.65%             Senior Vice President,  GreatBanc and Pennant
  Stephen J. Hartman and Barbara Hartman       2.17%             Stephen Hartman, Senior Vice President, GreatBanc
  John M. Banasek                              1.71%             Executive Vice President,  GreatBanc
  Danielle Montesano and Robert Montesano      0.53%             Danielle Montesano, Senior Vice President, GreatBanc and Pennant


Pennant Management manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.

As of December 31, 2004, Pennant Management managed assets of approximately $3 billion.

BOARD APPROVAL OF MONEY MANAGER AGREEMENT. In May 2004, the Board approved the Money Manager Agreement among Pennant Management, Inc. ("Pennant Management" or the "Money Manager"), Accessor Capital and the Fund for an initial two year period. In connection with the approval of the Money Manager's Agreement the Board reviewed reports and other data prepared by Accessor Capital, the Money Manager and Fund counsel. The Board considered a number of factors, including the nature and quality of the services provided by Pennant Management; the investment philosophy and investment approach as applied to the Fund by Pennant Management; the investment management expertise of Pennant Management in respect of the Fund's investment strategies; the personnel, resources and experience of Pennant Management; Pennant Management's performance history and the management fees to be paid to Pennant Management relative to those of mutual funds with similar investment objectives, strategies and restrictions; Pennant Management's costs of providing services under the Money Manager Agreement; and any ancillary benefits Pennant Management may receive from its relationship with the Fund. Additionally, the Board also considered Accessor Capital's assessment of the Money Manager's ability to manage the Fund and achieve its objectives. The Board also considered to the extent appropriate: the potential quality and timeliness of services provided to the Fund (e.g., reporting trades to the Fund custodian; assisting in resolving trade settlement or pricing issues); continuity of the Money Manager's investment personnel and the portfolio manager(s) serving the Fund; and regulatory compliance and compliance with the Fund's investment policies and administrative procedures.

In approving the initial Money Manager Agreement, the Board also took into account the time and attention to be devoted by senior members of the Money Manager to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Money Manager were appropriate to fulfill effectively the duties of the Money Manager on behalf of the Fund. The Board also considered the business reputation of the Money Manager and its financial resources and concluded that the Money Manager would be able to meet any reasonably foreseeable obligations under the Money Manager Agreement. The Board received information concerning the investment philosophy and investment process to be applied by the Money Manager in managing the Fund. The Board concluded that the Money Manager's investment process, research capabilities and philosophy were well-suited to the Fund, given the Fund's investment objective and policies. In addition to the factors mentioned above, the Board also reviewed the level of the Money Manager fee in respect of the management of the Fund. In evaluating the fees to be paid to the Money Manager, the Board considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by the Money Manager to its other clients.

The Board did not consider any single factor as controlling in determining whether or not to approve the Money Manager Agreement. Nor are the items described herein all encompassing of the matters considered by the Board. In assessing the information provided by Accessor Capital and the Money Manager and their affiliates, the Board also took into consideration the benefits to the shareholders of investing in a fund that is part of a large family of fund which provides a large variety of shareholder services. Based on its consideration of all of the factors that it deemed material and assisted by the advice of its counsel, the Board concluded that that approval of the Money Manager Agreement, including the fee structure (described herein), is in the interests of the shareholders.

MONEY MANAGER'S FEES

MONEY MANAGER FEES. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Fund after a specific number of complete calendar quarters of management by the Money Manager.

For the first four complete calendar quarters of management of the Fund by the Money Manager, Accessor Funds will pay the Money Manager on a quarterly basis at the following annual fee of 0.20% ("Fund Management Fee") applied to the average daily net assets of the Fund.

Commencing with the fifth complete calendar quarter of management by the Money Manager for the Fund, Accessor Funds will pay the Money Manager based on the schedule below as applied to the average daily net assets of the Fund.

0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million

The Money Manager may, from time to time, find it in the appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

The Money Manager received the following fees pursuant to its Money Manager Agreement for the period ended December 31, 2004: $51,591.

                             FUND PORTFOLIO MANAGERS

Other Accounts Managed. The portfolio managers of the Fund are John P. Calhune and Jonathan Rigano, under the supervision of Mark A. Elste as Chief Investment Officer. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2004, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

-------------------------------------------------------------------------------------------------------------
                               Number of       Total Assets of         Number of         Total Assets of
                               Accounts            Accounts            Accounts         Accounts Paying a
                                Managed                                Paying a          Performance Fee
                                                                      Performance
                                                                          Fee
-------------------------------------------------------------------------------------------------------------
John P. Calhane
-------------------------------------------------------------------------------------------------------------
Registered Investment              0                  $0                   0                   $0
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment            0                  $0                   0                   $0
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts                    31             $983,342,665              0                   $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Jonathon Rigano
-------------------------------------------------------------------------------------------------------------
Registered Investment              0                  $0                   0                   $0
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment            0                  $0                   0                   $0
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts                    173            $150,934,518              0                   $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Mark A. Elste
-------------------------------------------------------------------------------------------------------------
Registered Investment              0                  $0                   0                   $0
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment            0                  $0                   0                   $0
Vehicles
-------------------------------------------------------------------------------------------------------------
Other Accounts                     0                  $0                   0                   $0
-------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the portfolio managers beneficially owned no shares of the Fund.

Possible Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. U.S. Fiduciary Services is the parent company of both Pennant Management and GreatBanc Trust Company. Officers of Pennant Management also serve as officers of GreatBanc Trust Company. GreatBanc Trust Company receives certain fees from Accessor Capital Management for sharheolder services for assets in other Accessor Funds, not in the Limited Duration Fund. The assets used to calculate the fee may include assets managed by Pennant Management for its clients, but does not include assets of the Limited Duration Fund.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

Compensation. Portfolio managers at Pennant are compensated with a fixed salary plus a discretionary bonus based on the percentage of management fees received on the assets managed by the portfolio manager (not including the Fund). Compensation is not based on any performance related criteria. The year-end bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated with a fixed salary plus a discretionary bonus based on the profits of the holding company, U.S. Fiduciary Services, Inc.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; The Fund is also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.

The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Limited Duration Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. The Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, approved on July 6, 2004 by the shareholders. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Fund to Accessor Capital is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Accessor Capital may use its past profits or its other resources, including management fees paid to Accessor Capital by the Fund, to pay for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services or pay significant amounts to intermediaries. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Accessor Capital will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Although, neither the Limited Duration U.S. Government Fund nor its Money Manager has participated (nor intends to do so in the future) in such payments, Accessor Capital, or its affiliates may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Accessor Capital. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Accessor Capital and its affiliates have made no such payments during fiscal year 2004 with respect to the Limited Duration U.S. Government Fund and do not anticipate such payments will be made during fiscal year 2005.

VALUATION

The NAV per share of each class is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2004 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Money Manager.

If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."

PORTFOLIO TURNOVER. While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.

BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions: Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a

"commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreement and the Money Manager Agreement authorize Accessor Capital and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or the Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Manager and those that primarily benefit Accessor Funds.

As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.

Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Manager. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar year ended December
31, 2004, the Fund effected no transactions with affiliated brokers.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by Accessor Capital or Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.

The Fund generally does not pay brokerage commissions.

CALCULATION OF FUND PERFORMANCE

Information about the Fund's performance is based on its record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for the Fund may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

The total return of the Fund may be included in advertisements or other written material. When the Fund's total return is advertised, it will be calculated, at a minimum, for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund. The Fund may present total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of maximum of other sales charges and CDSCs. Any fees charged by Service Organizations directly to their customers in connection with investments in the Fund are not reflected in the Fund's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

Accessor Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Act of 1934, as amended. Advertising and sales literature developed to publicize such arrangements shall explain the relationship of the bank to the Accessor Funds and the Distributor as well as the services provided by the bank relative to the Accessor Funds. The material may identify the bank by name and discuss the history of the bank, including, but not limited to, the type of bank, its asset size, the nature of its business and services and standing in the industry.

CALCULATION OF FUND PERFORMANCE INFORMATION

Total Return Quotations. The Fund computes its average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:            P        =    a hypothetical initial payment of $1,000
                  T        =    average annual total return
                  N        =    number of years
                  ERV           = ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.

The Fund's average annual total return (before taxes) calculated using the above method for the period July 6, 2004 through December 31, 2004 (Life of Fund) is 0.44%.

Total Return (After Taxes on Distributions) Quotation. The Fund computes its average annual total return after taxes on distributions by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D

Where:            P        =    a hypothetical initial payment of $1,000
                  T        =    average annual total return (after taxes on
                                distributions)
                  N        =    number of years
                  ATV      =    ending value of a hypothetical $1,000 payment
                     D          made at the beginning of the one, five or ten
                                year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

The calculation assumes that all dividends and distributions of the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

The Fund's average annual total return (after taxes on distributions) calculated using the above method for the period July 6, 2004 through December 31, 2004 (Life of Fund) is 0.35%.

Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation. The Fund computes its average annual total return after taxes on distributions and sale of fund shares by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where:            P        =    a hypothetical initial payment of $1,000
                  T        =    average annual total return (after taxes on
                                distributions)
                  N        =    number of years
                  ATV      =    ending value of a hypothetical $1,000 payment
                     DR         made at the beginning of the one, five or ten
                                year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions and redemption.

The calculation assumes that all dividends and distributions of the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

The average annual total return (after taxes on distributions and sale of fund shares) for the period from July 6, 2004 through December 31, 2004 (Life of
Fund) calculated using the above method is 0.59%.

Yield Quotations. Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fund are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period (with or without giving the effect to the deduction of a CDSC, if applicable), according to the following formula:

                                      [( a - b    )6  ]
                            YIELD = 2 [( -----  +1) -1]
                                      [(  cd      )   ]

Where:            a        =    dividends and interest earned during the period;
                  b        =    expenses accrued for the period (net of
                                reimbursements);
                  c        =    average daily number of shares outstanding
                                during the period that were entitled to receive
                                dividends; and
                  d        =    the maximum offering price per share on the
                                last day of the period.

The annualized yield for the Fund, calculated using the above method based on the 30-day period ended December 31, 2004, is 2.52%.

 TAX INFORMATION

TAXATION OF THE FUND -- GENERAL

The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment relieves the Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders in a timely manner.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities

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

limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by The Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.

TAXATION OF THE SHAREHOLDERS

Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets, as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund after December 31, 2002 from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution that may be taken into account as a qualified dividend that is eligible for the new capital gains tax rates.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Any loss realized by a shareholder on a sale (redemption) or exchange of shares of The Fund will be disallowed to the extent the shareholder purchases other shares of the Fund, regardless of class, within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless

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

subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

FOREIGN SECURITIES AND TRANSACTIONS

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in The Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

STATE AND LOCAL TAXES

Depending on the extent of the Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and

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

restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Fund is intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and to its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds.

You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Fund within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Fund or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

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

In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into a fund that has one.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the period ended December 31, 2004 are contained in the Accessor Fund's annual report to shareholders, which are incorporated herein by reference and, unless previously provided will be delivered together herewith.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures that the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and

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

procedures are attached to this Statement of Additional Information as Appendix
B. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

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o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


















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                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES

                 GREATBANC TRUST COMPANY/PENNANT MANAGEMENT INC.
                      PROXY VOTING PROCEDURES AND POLICIES

                               As of June 30, 2003


I.       GENERAL STATEMENT

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

II.      INVESTMENT COMMITTEE

         1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company's policy-making body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

         2. The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

         3. The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

         4. The Investment Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

         5. The Investment Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

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         6.       Notwithstanding the foregoing, the Company may retain a
                  service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.

III.     PROXY VOTING PROCEDURES

         (A) All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

                  (1)      Keep a record of each proxy received;
                  (2) Determine which accounts managed by the Company hold the security to which the proxy relates;
                  (3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
                  (4) Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the Non-Routine Items and Conflict of Interest Items.

                           (a)      Conflicts of Interest

                                    1.      If the Company has a direct or
                                            indirect interest in any issue that
                                            is the subject of a proxy to be
                                            voted for a client's account, the
                                            Company shall disclose to the client
                                            in writing the substance of the
                                            Company's interest in the issue and
                                            shall seek from the client written
                                            direction on how such issue is to be
                                            voted.
                                    2.      If the Company does not receive
                                            written direction from a client on
                                            how to vote on an issue on which the
                                            Company has a direct or indirect
                                            interest, the Company may resolve
                                            the conflict by voting client
                                            securities based upon the
                                            recommendations of the issuer's
                                            management.
                                    3.      This existence of an issue on which
                                            the Company has a direct or indirect
                                            issue shall not prevent the Company
                                            from voting on other issues on the
                                            same proxy on which the Company does
                                            not have a conflict of interest.

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                  (5)      Vote a Routine Item (with no corporate governance
                           implications) according to the Company's specific policy and, if applicable, vote the Non-Routine Item or Conflict of Interest Item according to the Company's specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.
                  (6) If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.
                  (7) The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

IV.      PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

         (A)      Specific Voting Policies

                  (1)      Routine Items:

                           . The Company will generally vote FOR the election of directors (where no corporate governance issues are implicated).
                           . The Company will generally vote FOR the selection of independent auditors.
                           .        The Company will generally vote FOR
                                    increases in or reclassification of common stock.
                           .        The Company will generally vote FOR
                                    management recommendations adding or
                                    amending indemnification provisions in
                                    charter or by-laws.
                           . The Company will generally vote FOR changes in the board of directors.
                           . The Company will generally vote FOR outside director compensation.

                  (2)      Non-Routine and Conflict of Interest Items:

                           .        The Company will generally vote FOR
                                    management proposals for merger or
                                    reorganization if the transaction appears to offer fair value.

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

                           . The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.
                           . The Company will generally vote AGAINST shareholder resolutions that consider non-financial impacts of mergers.
                           . The Company will generally vote AGAINST anti-greenmail provisions.
                           . The Company will generally vote AGAINST proposals to lower barriers to shareholder action.
                           . The Company will generally vote AGAINST proposals to impose super-majority requirements.

         (B)      General Voting Policy

         If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

V.       DISCLOSURE

         (A) The Company will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how the Company voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Company voted that client's proxy.

         (B) A concise summary of these Proxy Voting Procedures and Policies will be included in the Company's Form ADV Part II, and will be updated whenever these procedures and policies are updated. The Investment Committee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.      RECORDKEEPING

         The Compliance Officer will maintain files relating to the Company's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

         (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

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         (B)      A copy of each proxy statement that the Company receives,
provided however that the Company may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

         (C)      A record of each vote that Company casts.

         (D) A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

         (E) A copy of each written client request for information on how the Company voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.


































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